UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-05686

AIM Investment Securities Funds (Invesco Investment Securities Funds)
(Exact name of registrant as specified in charter)

11 Greenway Plaza, Suite 1000 Houston, Texas 77046
(Address of principal executive offices) (Zip code)

Sheri Morris 11 Greenway Plaza, Suite 1000 Houston, Texas 77046
(Name and address of agent for service)

Registrant’s telephone number, including area code:	(713) 626-1919

Date of fiscal year end:	2/28

Date of reporting period:	8/31/18

Item 1. Report to Stockholders.

Semiannual Report to Shareholders	August 31, 2018
Invesco Corporate Bond Fund
Nasdaq:
A: ACCBX ⬛ C: ACCEX ⬛ R: ACCZX ⬛ Y: ACCHX ⬛ R5: ACCWX ⬛ R6: ICBFX

2	Fund Performance
4	Letters to Shareholders
5	Schedule of Investments
24	Financial Statements
26	Notes to Financial Statements
36	Financial Highlights
37	Fund Expenses
38	Approval of Investment Advisory and Sub-Advisory Contracts
40	Distribution Information

For the most current month-end Fund performance and commentary, please visit invesco.com/performance.

Unless otherwise noted, all data provided by Invesco.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Fund Performance

Performance summary
Fund vs. Indexes

Cumulative total returns, 2/28/18 to 8/31/18, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	0.17%
Class C Shares	-0.18
Class R Shares	0.05
Class Y Shares	0.31
Class R5 Shares	0.34
Class R6 Shares	0.38
Bloomberg Barclays U.S. Credit Index▼ (Broad Market/Style-Specific Index)	0.65
Lipper BBB Rated Funds Index∎ (Peer Group Index)	0.68
Source(s): ▼FactSet Research Systems Inc.; ∎Lipper Inc.

The Bloomberg Barclays U.S. Credit Index is an unmanaged index considered representative of publicly issued, SEC-registered US corporate and specified foreign debentures and secured notes.

    The Lipper BBB Rated Funds Index is an unmanaged index considered representative of BBB-rated funds tracked by Lipper.

    The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

    A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

For more information about your Fund

Read the most recent quarterly commentary from your Fund’s portfolio managers by visiting invesco.com/us. Click on “Products” and select “Mutual Funds.” Use the “Product Finder” to locate your Fund; then click on its name to access its product detail page. There, you can learn more about your Fund’s investment strategies, holdings and performance.

     Also, visit blog.invesco.us.com, where many of Invesco’s investment professionals share their insights about market and economic news and trends.

2	Invesco Corporate Bond Fund

Average Annual Total Returns
As of 8/31/18, including maximum applicable sales charges

Class A Shares
Inception (9/23/71)	6.93%
10 Years	5.43
5 Years	3.65
1 Year	-5.41

Class C Shares
Inception (8/30/93)	4.55%
10 Years	5.14
5 Years	3.76
1 Year	-2.74

Class R Shares
10 Years	5.64%
5 Years	4.28
1 Year	-1.35

Class Y Shares
Inception (8/12/05)	5.22%
10 Years	6.16
5 Years	4.80
1 Year	-0.85

Class R5 Shares
10 Years	6.23%
5 Years	4.93
1 Year	-0.78

Class R6 Shares
10 Years	6.19%
5 Years	5.01
1 Year	-0.69

Effective June 1, 2010, Class A, Class C and Class I shares of the predecessor fund, Van Kampen Corporate Bond Fund, advised by Van Kampen Asset Management were reorganized into Class A, Class C and Class Y shares, respectively, of Invesco Van Kampen Corporate Bond Fund (renamed Invesco Corporate Bond Fund). Returns shown above, prior to June 1, 2010, for Class A, Class C and Class Y shares are blended returns of the predecessor fund and Invesco Corporate Bond Fund. Share class returns will differ from the predecessor fund because of different expenses.

    Class R shares incepted on June 6, 2011. Performance shown prior to that date is that of the Fund’s and the predecessor fund’s Class A shares, restated to reflect the higher 12b-1 fees applicable to Class R shares.

    Class R5 shares incepted on June 1, 2010. Performance shown prior to that date is that of the predecessor fund’s Class A shares and includes the 12b-1 fees applicable to Class A shares.

Average Annual Total Returns
As of 6/30/18, the most recent calendar quarter end, including maximum applicable sales charges

Class A Shares
Inception (9/23/71)	6.93%
10 Years	5.24
5 Years	3.27
1 Year	-5.43

Class C Shares
Inception (8/30/93)	4.52%
10 Years	4.95
5 Years	3.39
1 Year	-2.86

Class R Shares
10 Years	5.45%
5 Years	3.91
1 Year	-1.48

Class Y Shares
Inception (8/12/05)	5.17%
10 Years	5.97
5 Years	4.43
1 Year	-0.97

Class R5 Shares
10 Years	6.04%
5 Years	4.54
1 Year	-0.91

Class R6 Shares
10 Years	5.99%
5 Years	4.62
1 Year	-0.82

    Class R6 shares incepted on September 24, 2012. Performance shown prior to that date is that of the Fund’s and the predecessor fund’s Class A shares and includes the 12b-1 fees applicable to Class A shares.

    The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares was 0.85%, 1.58%, 1.10%, 0.60%, 0.53% and 0.44%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Class A share performance reflects the maximum 4.25% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

3	Invesco Corporate Bond Fund

Letters to Shareholders

Dear Fellow Shareholders:

As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment. This includes but is not limited to: ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can use to strive to meet your financial needs as your investment goals change over time; monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions; assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus; and monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper, Inc. (a subsidiary of Broadridge Financial Solutions, Inc.), an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.
As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.
Sincerely,

Bruce L. Crockett
Independent Chair
Invesco Funds Board of Trustees

Dear Shareholders:

This semiannual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period.

    The investment professionals at Invesco invest with high conviction. This means that, no matter the asset class or the strategy, each investment team has a passion to exceed. We want to help investors achieve better outcomes, such as seeking higher returns, helping mitigate risk and generating income. Of course, investing with high conviction can’t guarantee a profit or ensure success; no investment strategy can. To learn more about how we invest with high conviction, visit invesco.com/HighConviction.

    Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. To do so, select “Log In” on the right side of the homepage, and then select “Register for Individual Account Access.”

    Finally, I’m pleased to share with you Invesco’s commitment to both the Principles for Responsible Investment and to considering environmental, social and governance issues in our robust investment process. I invite you to learn more at invesco.com/esg.

    For questions about your account, contact an Invesco client services representative at 800 959 4246. For Invesco-related questions or comments, please email me directly at phil@invesco.com.

    All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.

Sincerely,

Philip Taylor

Senior Managing Director, Invesco Ltd.

4	Invesco Corporate Bond Fund

Schedule of Investments(a)

August 31, 2018

(Unaudited)

	Principal Amount	Value
U.S. Dollar Denominated Bonds & Notes–90.55%
Advertising–0.05%
Lamar Media Corp., Sr. Unsec. Gtd. Global Notes, 5.75%, 02/01/2026	$769,000	$801,683

Aerospace & Defense–0.99%
BBA U.S. Holdings, Inc., Sr. Unsec. Notes, 5.38%, 05/01/2026(b)	133,000	133,665
Bombardier Inc. (Canada), Sr. Unsec. Notes, 7.50%, 03/15/2025(b)	390,000	404,625
KLX Inc., Sr. Unsec. Gtd. Notes, 5.88%, 12/01/2022(b)	397,000	411,887
Moog Inc., Sr. Unsec. Gtd. Notes, 5.25%, 12/01/2022(b)	237,000	240,851
Rockwell Collins, Inc., Sr. Unsec. Notes, 3.20%, 03/15/2024	2,104,000	2,044,167
Spirit AeroSystems, Inc., Sr. Unsec. Gtd. Global Notes,
3.95%, 06/15/2023	1,671,000	1,680,022
4.60%, 06/15/2028	2,298,000	2,312,593
TransDigm Inc., Sr. Unsec. Gtd. Sub. Global Notes, 6.50%, 07/15/2024	93,000	94,744
TransDigm UK Holdings PLC, Sr. Unsec. Sub. Gtd. Notes, 6.88%, 05/15/2026(b)	301,000	309,600
Triumph Group, Inc., Sr. Unsec. Gtd. Global Notes, 7.75%, 08/15/2025	273,000	265,834
United Technologies Corp.,
Sr. Unsec. Global Notes, 3.65%, 08/16/2023	4,373,000	4,392,037
Sr. Unsec. Global Notes, 4.13%, 11/16/2028	3,103,000	3,107,740
		15,397,765

Agricultural & Farm Machinery–0.04%
Titan International, Inc., Sr. Sec. Gtd. First Lien Global Notes, 6.50%, 11/30/2023	582,000	573,270

Agricultural Products–0.02%
Kernel Holding S.A. (Ukraine), REGS, Sr. Unsec. Gtd. Euro Notes, 8.75%, 01/31/2022(b)	297,000	302,198

Air Freight & Logistics–0.53%
Adani Abbot Point Terminal Pty Ltd. (Australia), Sr. Sec. Gtd. Notes, 4.45%, 12/15/2022(b)	5,294,000	4,787,258
C.H. Robinson Worldwide, Inc., Sr. Unsec. Global Notes, 4.20%, 04/15/2028	3,417,000	3,394,219
XPO Logistics, Inc., Sr. Unsec. Gtd. Notes, 6.50%, 06/15/2022(b)	112,000	116,113
		8,297,590

	Principal Amount	Value
Airlines–5.88%
Air Canada Pass Through Trust (Canada),
Series 2017-1, Class A, Sec. Pass Through Ctfs., 3.55%, 07/15/2031(b)	$2,812,000	$2,696,343
Series 2017-1, Class B, Sec. Pass Through Ctfs., 3.70%, 07/15/2027(b)	3,375,000	3,206,250
Series 2017-1, Class AA, Sec. Pass Through Ctfs., 3.30%, 07/15/2031(b)	2,935,000	2,791,979
American Airlines Pass Through Trust,
Series 2015-2, Class B, Sec. Third Lien Pass Through Ctfs., 4.40%, 03/22/2025	1,805,172	1,812,943
Series 2016-1, Class AA, Sr. Sec. First Lien Pass Through Ctfs., 3.58%, 01/15/2028	1,816,892	1,788,133
Series 2016-3, Class B, Sec. Third Lien Pass Through Ctfs., 3.75%, 04/15/2027	2,571,124	2,478,015
Series 2016-3, Class AA, Sr. Sec. First Lien Pass Through Ctfs., 3.00%, 04/15/2030	4,384,828	4,155,066
Series 2017-1, Class A, Sec. Second Lien Pass Through Ctfs., 4.00%, 08/15/2030	1,742,193	1,742,800
Series 2017-1, Class B, Sec. Third Lien Pass Through Ctfs., 4.95%, 08/15/2026	2,457,000	2,495,842
Series 2017-1, Class AA, Sr. Sec. First Lien Pass Through Ctfs., 3.65%, 08/15/2030	2,992,026	2,954,513
Series 2017-2, Class A, Sec. Second Lien Pass Through Ctfs., 3.60%, 04/15/2031	4,077,000	3,964,313
Series 2017-2, Class B, Sec. Third Lien Pass Through Ctfs., 3.70%, 04/15/2027	2,775,000	2,689,371
Series 2017-2, Class AA, Sr. Sec. First Lien Pass Through Ctfs., 3.35%, 04/15/2031	5,076,000	4,895,991
Avianca Holdings S.A./ Avianca Leasing LLC/ Grupo Taca Holdings (Colombia), REGS, Sr. Unsec. Gtd. Euro Notes, 8.38%, 05/10/2020(b)	2,909,000	2,912,665
Continental Airlines Pass Through Trust, Series 2010-1, Class B, Sec. Second Lien Pass Through Ctfs., 6.00%, 07/12/2020	286,079	290,012
Delta Air Lines, Inc., Sr. Unsec. Global Notes,
3.63%, 03/15/2022	9,961,000	9,879,357
3.80%, 04/19/2023	2,065,000	2,045,348
LATAM Airlines Group S.A. Pass Through Trust (Chile), Series 2015-1, Class A, Sec. First Lien Global Pass Through Ctfs., 4.20%, 08/15/2029	5,422,797	5,178,771

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

5                         Invesco  Corporate Bond Fund

	Principal Amount	Value
Airlines–(continued)
Norwegian Air Shuttle ASA Pass Through Trust (Norway),
Series 2016-1, Class A, Sec. First Lien Pass Through Ctfs., 4.88%, 11/10/2029(b)	$6,460,119	$6,346,324
Series 2016-1, Class B, Sec. Pass Through Ctfs., 7.50%, 05/10/2025(b)	5,257,957	5,481,420
United Airlines Pass Through Trust,
Series 2014-2, Class B, Sec. Second Lien Pass Through Ctfs., 4.63%, 09/03/2022	1,946,432	1,962,033
Series 2016-1, Class B, Sec. Third Lien Pass Through Ctfs., 3.65%, 07/07/2027	2,658,078	2,575,097
Series 2016-2, Class B, Sec. Third Lien Pass Through Ctfs., 3.65%, 04/07/2027	3,066,792	2,933,463
Series 2018-1, Class A, Sec. Second Lien Pass Through Ctfs., 3.70%, 09/01/2031	4,854,000	4,753,937
Series 2018-1, Class AA, Sr. Sec. First Lien Pass Through Ctfs., 3.50%, 09/01/2031	4,574,000	4,460,263
WestJet Airlines Ltd. (Canada), Sr. Unsec. Notes, 3.50%, 06/16/2021(b)	4,986,000	4,918,006
		91,408,255

Alternative Carriers–0.09%
CenturyLink, Inc.,
Series S, Sr. Unsec. Notes, 6.45%, 06/15/2021	372,000	388,740
Series Y, Sr. Unsec. Global Notes, 7.50%, 04/01/2024	328,000	351,780
Level 3 Financing, Inc., Sr. Unsec. Gtd. Global Notes,
5.25%, 03/15/2026	274,000	269,232
5.38%, 05/01/2025	372,000	368,280
		1,378,032

Aluminum–0.06%
Alcoa Nederland Holding B.V., Sr. Unsec. Gtd. Notes, 6.75%, 09/30/2024(b)	400,000	426,000
Novelis Corp., Sr. Unsec. Gtd. Notes,
5.88%, 09/30/2026(b)	41,000	40,028
6.25%, 08/15/2024(b)	419,000	425,285
		891,313

Apparel Retail–0.09%
Hot Topic, Inc., Sr. Sec. Gtd. First Lien Notes, 9.25%, 06/15/2021(b)	529,000	515,775
L Brands, Inc., Sr. Unsec. Gtd. Global Notes,
5.63%, 02/15/2022	609,000	618,896
6.75%, 07/01/2036	63,000	51,660
6.88%, 11/01/2035	252,000	211,126
		1,397,457

	Principal Amount	Value
Apparel, Accessories & Luxury Goods–0.04%
Hanesbrands Inc., Sr. Unsec. Gtd. Notes,
4.63%, 05/15/2024(b)	$86,000	$84,280
4.88%, 05/15/2026(b)	496,000	479,880
		564,160

Asset Management & Custody Banks–1.12%
Affiliated Managers Group, Inc., Sr. Unsec. Global Notes, 4.25%, 02/15/2024	4,515,000	4,599,403
Apollo Management Holdings L.P., Sr. Unsec. Gtd. Notes, 4.00%, 05/30/2024(b)	1,435,000	1,439,639
Blackstone Holdings Finance Co. LLC, Sr. Unsec. Gtd. Notes, 5.00%, 06/15/2044(b)	4,355,000	4,511,563
Carlyle Holdings II Finance LLC, Sr. Unsec. Gtd. Notes, 5.63%, 03/30/2043(b)	5,900,000	6,114,847
Prime Security Services Borrower, LLC/Prime Finance, Inc., Sec. Gtd. Second Lien Notes, 9.25%, 05/15/2023(b)	668,000	717,298
		17,382,750

Auto Parts & Equipment–0.05%
Dana Financing Luxembourg S.a.r.l., Sr. Unsec. Gtd. Notes, 5.75%, 04/15/2025(b)	165,000	165,413
Dana Inc., Sr. Unsec. Notes, 5.50%, 12/15/2024	101,000	100,621
Delphi Technologies PLC, Sr. Unsec. Gtd. Notes, 5.00%, 10/01/2025(b)	283,000	268,015
Flexi-Van Leasing, Inc., Sec. Second Lien Notes, 10.00%, 02/15/2023(b)	214,000	187,250
Hertz Corp. (The), Sec. Gtd. Second Lien Notes, 7.63%, 06/01/2022(b)	112,000	111,440
		832,739

Automobile Manufacturers–0.77%
Ford Motor Credit Co. LLC, Sr. Unsec. Global Notes, 4.69%, 06/09/2025	4,263,000	4,169,666
General Motors Co., Sr. Unsec. Global Notes, 3.50%, 10/02/2018	3,805,000	3,807,850
General Motors Financial Co., Inc.,
Sr. Unsec. Gtd. Global Notes, 3.20%, 07/06/2021	1,175,000	1,160,040
Sr. Unsec. Gtd. Notes, 3.15%, 01/15/2020	2,177,000	2,178,722
J.B. Poindexter & Co., Inc., Sr. Unsec. Bonds, 7.13%, 04/15/2026(b)	670,000	695,963
		12,012,241

Automotive Retail–0.91%
Advance Auto Parts, Inc., Sr. Unsec. Gtd. Notes,
4.50%, 12/01/2023	3,400,000	3,486,207
5.75%, 05/01/2020	3,940,000	4,078,483
Lithia Motors, Inc., Sr. Unsec. Gtd. Notes, 5.25%, 08/01/2025(b)	144,000	138,456

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

6                         Invesco  Corporate Bond Fund

	Principal Amount	Value
Automotive Retail–(continued)
Murphy Oil USA, Inc., Sr. Unsec. Gtd. Global Notes, 5.63%, 05/01/2027	$373,000	$373,466
O’Reilly Automotive, Inc., Sr. Unsec. Global Notes, 4.35%, 06/01/2028	5,582,000	5,629,606
Penske Automotive Group Inc., Sr. Unsec. Sub. Gtd. Notes, 5.50%, 05/15/2026	483,000	474,547
		14,180,765

Brewers–2.07%
Anheuser-Busch InBev Finance, Inc. (Belgium), Sr. Unsec. Gtd. Global Notes,
3.65%, 02/01/2026	7,630,000	7,471,196
4.90%, 02/01/2046	9,633,000	9,826,475
Anheuser-Busch InBev Worldwide Inc. (Belgium), Sr. Unsec. Gtd. Global Notes,
4.00%, 04/13/2028	2,961,000	2,955,032
4.38%, 04/15/2038	2,395,000	2,344,422
4.60%, 04/15/2048	2,013,000	1,985,062
4.75%, 04/15/2058	4,234,000	4,172,465
8.00%, 11/15/2039	2,414,000	3,390,458
		32,145,110

Broadcasting–0.18%
AMC Networks Inc., Sr. Unsec. Gtd. Global Notes,
4.75%, 08/01/2025	76,000	73,530
5.00%, 04/01/2024	440,000	433,950
Clear Channel Worldwide Holdings, Inc.,
Series B, Sr. Unsec. Gtd. Global Notes, 6.50%, 11/15/2022	333,000	342,157
Sr. Unsec. Gtd. Sub. Global Notes, 7.63%, 03/15/2020	508,000	511,810
Netflix, Inc.,
Sr. Unsec. Global Notes, 5.75%, 03/01/2024	311,000	319,164
Sr. Unsec. Notes, 5.88%, 11/15/2028(b)	289,000	291,113
Nexstar Broadcasting, Inc., Sr. Unsec. Gtd. Notes, 5.63%, 08/01/2024(b)	312,000	307,382
Tribune Media Co., Sr. Unsec. Gtd. Global Notes, 5.88%, 07/15/2022	212,000	216,240
TV Azteca, S.A.B. de C.V. (Mexico), REGS, Sr. Unsec. Gtd. Euro Notes, 8.25%, 08/09/2024(b)	300,000	295,269
		2,790,615

Building Products–1.12%
Gibraltar Industries Inc., Sr. Unsec. Gtd. Sub. Global Notes, 6.25%, 02/01/2021	409,000	413,090
James Hardie International Finance DAC (Ireland), Sr. Unsec. Gtd. Notes, 5.00%, 01/15/2028(b)	2,591,000	2,446,876
Owens Corning, Sr. Unsec. Global Notes, 4.30%, 07/15/2047	8,830,000	7,337,755

	Principal Amount	Value
Building Products–(continued)
Standard Industries Inc., Sr. Unsec. Notes,
4.75%, 01/15/2028(b)	$3,190,000	$2,983,607
5.00%, 02/15/2027(b)	306,000	291,465
6.00%, 10/15/2025(b)	319,000	327,830
Toll Brothers Finance Corp., Sr. Unsec. Gtd. Notes, 4.35%, 02/15/2028	3,774,000	3,472,080
William Lyon Homes Inc., Sr. Unsec. Gtd. Notes, 6.00%, 09/01/2023(b)	88,000	85,386
		17,358,089

Cable & Satellite–2.82%
Altice Financing S.A. (Luxembourg),
Sr. Sec. First Lien Gtd. Bonds, 7.50%, 05/15/2026(b)	260,000	248,300
Sr. Sec. First Lien Gtd. Notes, 6.63%, 02/15/2023(b)	400,000	403,496
Altice Luxembourg S.A. (Luxembourg), Sr. Unsec. Gtd. Notes, 7.75%, 05/15/2022(b)	415,000	401,512
Altice US Finance I Corp., Sr. Sec. First Lien Gtd. Notes, 5.50%, 05/15/2026(b)	265,000	261,025
CCO Holdings LLC/CCO Holdings Capital Corp.,
Sr. Unsec. Global Notes, 5.75%, 09/01/2023	770,000	785,400
Sr. Unsec. Notes, 5.75%, 02/15/2026(b)	1,460,000	1,463,650
Charter Communications Operating, LLC/Charter Communications Operating Capital Corp., Sr. Sec. Gtd. First Lien Global Notes,
4.91%, 07/23/2025	5,493,000	5,608,937
5.38%, 04/01/2038	1,990,000	1,920,934
5.75%, 04/01/2048	2,515,000	2,481,559
6.83%, 10/23/2055	4,449,000	4,898,545
Comcast Corp.,
Sr. Unsec. Gtd. Global Bonds, 6.40%, 05/15/2038	1,100,000	1,330,874
Sr. Unsec. Gtd. Global Notes, 3.40%, 07/15/2046	1,915,000	1,589,208
Sr. Unsec. Gtd. Notes, 6.45%, 03/15/2037	1,885,000	2,282,887
Cox Communications, Inc., Sr. Unsec. Notes, 3.35%, 09/15/2026(b)	3,514,000	3,300,882
CSC Holdings LLC,
Sr. Unsec. Gtd. Notes,
5.38%, 02/01/2028(b)	3,709,000	3,564,164
6.63%, 10/15/2025(b)	200,000	208,250
Sr. Unsec. Notes,
10.13%, 01/15/2023(b)	400,000	439,000
10.88%, 10/15/2025(b)	356,000	415,185
Discovery Communications LLC, Sr. Unsec. Gtd. Global Notes, 5.20%, 09/20/2047	1,090,000	1,058,816

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

7                         Invesco  Corporate Bond Fund

	Principal Amount	Value
Cable & Satellite–(continued)
DISH DBS Corp., Sr. Unsec. Gtd. Global Notes,
5.88%, 11/15/2024	$1,157,000	$1,010,929
7.75%, 07/01/2026	116,000	105,125
7.88%, 09/01/2019	665,000	689,106
Intelsat Jackson Holdings S.A. (Luxembourg), Sr. Unsec. Gtd. Global Bonds, 5.50%, 08/01/2023	959,000	877,197
NBCUniversal Media LLC, Sr. Unsec. Gtd. Global Notes,
5.15%, 04/30/2020	1,050,000	1,086,111
5.95%, 04/01/2041	3,964,000	4,601,758
Sirius XM Radio Inc., Sr. Unsec. Gtd. Notes,
5.38%, 04/15/2025(b)	3,000	3,053
5.38%, 07/15/2026(b)	220,000	220,000
6.00%, 07/15/2024(b)	453,000	471,845
Telenet Finance Luxembourg Notes S.a.r.l. (Belgium), Sr. Sec. First Lien Notes, 5.50%, 03/01/2028(b)	200,000	188,000
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH (Germany), Sr. Sec. Gtd. First Lien Bonds, 5.00%, 01/15/2025(b)	530,000	541,262
UPC Holding B.V. (Netherlands), Sr. Sec. First Lien Notes, 5.50%, 01/15/2028(b)	200,000	186,750
Virgin Media Finance PLC (United Kingdom), Sr. Unsec. Gtd. Notes, 6.00%, 10/15/2024(b)	200,000	198,250
Virgin Media Secured Finance PLC (United Kingdom),
REGS, Sr. Sec. Gtd. First Lien Euro Bonds, 5.50%, 01/15/2025(b)	353,000	349,029
Sr. Sec. Gtd. First Lien Notes, 5.50%, 08/15/2026(b)	200,000	197,000
VTR Finance B.V. (Chile), Sr. Sec. First Lien Notes, 6.88%, 01/15/2024(b)	220,000	225,445
Ziggo B.V. (Netherlands), Sr. Sec. Gtd. First Lien Notes, 5.50%, 01/15/2027(b)	250,000	236,095
		43,849,579

Casinos & Gaming–0.36%
Boyd Gaming Corp., Sr. Unsec. Gtd. Global Notes,
6.00%, 08/15/2026	140,000	141,750
6.38%, 04/01/2026	142,000	145,728
6.88%, 05/15/2023	271,000	285,905
Codere Finance 2 (Luxembourg) S.A. (Spain), Sr. Sec. Gtd. First Lien Notes, 7.63%, 11/01/2021(b)	200,000	185,125
MGM Resorts International, Sr. Unsec. Gtd. Notes,
6.00%, 03/15/2023	265,000	275,772
7.75%, 03/15/2022	403,000	443,804

	Principal Amount	Value
Casinos & Gaming–(continued)
Pinnacle Entertainment, Inc., Sr. Unsec. Global Notes, 5.63%, 05/01/2024	$520,000	$548,600
Sands China Ltd. (Macau), Sr. Unsec. Notes, 5.40%, 08/08/2028(b)	2,600,000	2,630,972
Scientific Games International Inc., Sr. Unsec. Gtd. Global Notes, 10.00%, 12/01/2022	500,000	530,675
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., Sr. Unsec. Gtd. Notes, 5.50%, 03/01/2025(b)	398,000	394,776
		5,583,107

Coal & Consumable Fuels–0.02%
SunCoke Energy Partners, L.P./ SunCoke Energy Partners Finance Corp., Sr. Unsec. Gtd. Notes, 7.50%, 06/15/2025(b)	275,000	287,375

Commodity Chemicals–0.04%
Koppers Inc., Sr. Unsec. Gtd. Notes, 6.00%, 02/15/2025(b)	272,000	274,040
Nufarm Australia Ltd./Nufarm Americas Inc. (Australia), Sr. Unsec. Gtd. Notes, 5.75%, 04/30/2026(b)	190,000	176,938
Valvoline Inc., Sr. Unsec. Gtd. Global Notes, 5.50%, 07/15/2024	230,000	235,750
		686,728

Communications Equipment–0.10%
CommScope Technologies LLC, Sr. Unsec. Gtd. Notes, 6.00%, 06/15/2025(b)	764,000	794,560
Hughes Satellite Systems Corp.,
Sr. Sec. Gtd. First Lien Global Notes, 5.25%, 08/01/2026	326,000	312,960
Sr. Unsec. Gtd. Global Notes, 7.63%, 06/15/2021	376,000	406,080
		1,513,600

Construction & Engineering–0.01%
AECOM, Sr. Unsec. Gtd. Global Notes, 5.13%, 03/15/2027	166,000	163,510

Construction Machinery & Heavy Trucks–0.03%
Meritor Inc., Sr. Unsec. Gtd. Notes, 6.25%, 02/15/2024	252,000	257,327
Terex Corp., Sr. Unsec. Gtd. Notes, 5.63%, 02/01/2025(b)	269,000	267,319
		524,646

Construction Materials–0.60%
CRH America Finance, Inc. (Ireland), Sr. Unsec. Gtd. Notes,
3.95%, 04/04/2028(b)	4,250,000	4,160,552
4.50%, 04/04/2048(b)	3,537,000	3,340,945
Martin Marietta Materials, Inc., Sr. Unsec. Global Notes, 4.25%, 12/15/2047	2,006,000	1,776,644
		9,278,141

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8                         Invesco  Corporate Bond Fund

	Principal Amount	Value
Consumer Finance–1.13%
Ally Financial Inc., Sr. Unsec. Global Notes,
4.13%, 03/30/2020	$4,155,000	$4,180,969
4.63%, 03/30/2025	800,000	802,000
5.13%, 09/30/2024	472,000	483,800
Capital One Financial Corp., Sr. Unsec. Global Notes, 3.75%, 03/09/2027	6,970,000	6,660,289
Discover Financial Services, Inc., Series C, Jr. Unsec. Sub. Global Notes, 5.50%(c)	226,000	223,458
Navient Corp., Sr. Unsec. Medium-Term Notes,
7.25%, 01/25/2022	200,000	212,250
8.00%, 03/25/2020	400,000	425,100
Synchrony Financial, Sr. Unsec. Global Notes, 4.50%, 07/23/2025	4,550,000	4,434,183
Unifin Financiera, S.A.B. de C.V., SOFOM, E.N.R. (Mexico), Sr. Unsec. Notes, 7.38%, 02/12/2026(b)	205,000	198,083
		17,620,132

Copper–0.24%
First Quantum Minerals Ltd. (Zambia), Sr. Unsec. Gtd. Notes,
7.00%, 02/15/2021(b)	205,000	203,206
7.50%, 04/01/2025(b)	400,000	386,500
Freeport-McMoRan Inc., Sr. Unsec. Gtd. Global Notes, 5.40%, 11/14/2034	963,000	894,088
Lundin Mining Corp. (Chile), Sr. Sec. Gtd. First Lien Notes, 7.88%, 11/01/2022(b)	2,127,000	2,228,032
		3,711,826

Data Processing & Outsourced Services–0.23%
Fidelity National Information Services, Inc., Sr. Unsec. Global Notes, 4.50%, 08/15/2046	2,418,000	2,336,761
First Data Corp.,
Sr. Sec. Gtd. First Lien Notes, 5.00%, 01/15/2024(b)	222,000	223,288
Sr. Unsec. Gtd. Notes, 7.00%, 12/01/2023(b)	976,000	1,017,968
		3,578,017

Distillers & Vintners–0.27%
Constellation Brands, Inc., Sr. Unsec. Gtd. Global Notes,
3.20%, 02/15/2023	2,328,000	2,277,186
3.60%, 02/15/2028	2,092,000	1,978,218
		4,255,404

Diversified Banks–10.97%
ANZ New Zealand (Int’l) Ltd. (New Zealand), Sr. Unsec. Gtd. Notes, 2.13%, 07/28/2021(b)	3,990,000	3,836,663
Australia and New Zealand Banking Group Ltd. (Australia), Jr. Unsec. Sub. Notes, 6.75%(b)(c)	6,555,000	6,817,200

	Principal Amount	Value
Diversified Banks–(continued)
Bank of America Corp.,
Unsec. Sub. Global Notes, 7.75%, 05/14/2038	$2,850,000	$3,889,376
Series X, Jr. Unsec. Sub. Notes, 6.25%(c)	2,390,000	2,524,438
Series Z, Jr. Unsec. Sub. Notes, 6.50%(c)	4,500,000	4,860,000
Series AA, Jr. Unsec. Sub. Notes, 6.10%(c)	6,420,000	6,769,890
Series DD, Jr. Unsec. Sub. Notes, 6.30%(c)	2,040,000	2,187,900
Series FF, Jr. Unsec. Sub. Notes, 5.88%(c)	1,785,000	1,787,231
Bank of China Ltd. (China), Unsec. Sub. Notes, 5.00%, 11/13/2024(b)	2,850,000	2,941,317
Barclays Bank PLC (United Kingdom), Unsec. Sub. Global Notes,
5.14%, 10/14/2020	765,000	785,454
7.63%, 11/21/2022	200,000	217,252
Barclays PLC (United Kingdom),
Jr. Unsec. Sub. Euro Bonds, 7.88%(b)(c)	200,000	208,106
Jr. Unsec. Sub. Global Bonds, 7.75%(c)	4,055,000	4,100,821
Unsec. Sub. Global Notes, 4.84%, 05/09/2028	965,000	917,446
BBVA Bancomer S.A. (Mexico), Sr. Unsec. Notes, 4.38%, 04/10/2024(b)	2,015,000	2,007,444
BNP Paribas S.A. (France), Unsec. Sub. Notes, 4.38%, 03/01/2033(b)	5,080,000	4,831,029
Citigroup Inc.,
Sr. Unsec. Global Notes, 2.88%, 07/24/2023	1,575,000	1,530,600
Sr. Unsec. Notes, 4.65%, 07/23/2048	1,983,000	2,029,125
Unsec. Sub. Global Notes,
3.50%, 05/15/2023	3,980,000	3,926,176
5.50%, 09/13/2025	4,845,000	5,168,190
Series N, Jr. Unsec. Sub. Global Notes, 5.80%(c)	2,535,000	2,595,206
Series Q, Jr. Unsec. Sub. Global Notes, 5.95%(c)	2,435,000	2,523,269
Series T, Jr. Unsec. Sub. Global Notes, 6.25%(c)	2,110,000	2,215,500
Commonwealth Bank of Australia (Australia), Unsec. Sub. Notes, 4.32%, 01/10/2048(b)	1,576,000	1,456,044
Coöperatieve Rabobank U.A. (Netherlands), Jr. Unsec. Sub. Notes, 11.00%(b)(c)	760,000	807,500
Credit Agricole S.A. (France), REGS, Jr. Unsec. Sub. Euro Notes, 8.13%(b)(c)	202,000	222,755
Discover Bank,
Sr. Unsec. Global Bonds, 3.45%, 07/27/2026	4,510,000	4,248,720
Unsec. Sub. Notes, 4.68%, 08/09/2028	1,990,000	1,991,214

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9                         Invesco  Corporate Bond Fund

	Principal Amount	Value
Diversified Banks–(continued)
Dresdner Funding Trust I (Germany), REGS, Jr. Unsec. Sub. Euro Notes, 8.15%, 06/30/2031(b)	$269,000	$332,304
Global Bank Corp. (Panama), Sr. Unsec. Notes, 4.50%, 10/20/2021(b)	6,573,000	6,525,674
HSBC Holdings PLC (United Kingdom),
Jr. Unsec. Sub. Global Bonds, 6.00%(c)	5,365,000	5,211,024
Sr. Unsec. Global Floating Rate Notes, 3.32% (3 mo. USD LIBOR + 1.00%), 05/18/2024(d)	2,663,000	2,672,164
Sr. Unsec. Global Notes, 4.00%, 03/30/2022	2,070,000	2,107,116
Unsec. Sub. Global Notes, 4.38%, 11/23/2026	1,064,000	1,057,090
ING Groep N.V. (Netherlands),
Jr. Unsec. Sub. Global Notes,
6.00%(c)	465,000	462,350
6.50%(c)	3,130,000	3,047,994
REGS, Jr. Unsec. Sub. Euro Bonds, 6.88%(b)(c)	200,000	203,965
Intesa Sanpaolo S.p.A. (Italy),
Sr. Unsec. Gtd. Medium-Term Notes, 3.88%, 01/15/2019	4,560,000	4,565,312
Sr. Unsec. Notes, 3.13%, 07/14/2022(b)	2,518,000	2,340,869
JPMorgan Chase & Co.,
Sr. Unsec. Floating Rate Global Notes, 3.24% (3 mo. USD LIBOR + 0.89%), 07/23/2024(d)	5,790,000	5,811,969
Sr. Unsec. Global Notes, 4.26%, 02/22/2048	1,935,000	1,864,173
Sr. Unsec. Medium-Term Global Bonds, 2.30%, 08/15/2021	4,545,000	4,431,573
Unsec. Sub. Global Notes, 3.63%, 12/01/2027	2,750,000	2,624,539
Series CC, Jr. Unsec. Sub. Global Notes, 4.63%(c)	3,580,000	3,403,296
Series I, Jr. Unsec. Sub. Global Variable Rate Notes, 5.81% (3 mo. USD LIBOR + 3.47%)(c)(d)	5,575,000	5,620,994
Series V, Jr. Unsec. Sub. Global Notes, 5.00%(c)	2,005,000	2,024,148
Series W, Jr. Unsec. Sub. Global Floating Rate Notes, 3.31% (3 mo. USD LIBOR + 1.00%), 05/15/2047(d)	5,770,000	5,048,750
Lloyds Banking Group PLC (United Kingdom), Jr. Unsec. Sub. Global Bonds, 7.50%(c)	201,000	209,298
Nordea Bank AB (Sweden), Jr. Unsec. Sub. Notes, 5.50%(b)(c)	3,045,000	3,048,806
Royal Bank of Scotland Group PLC (The) (United Kingdom),
Jr. Unsec. Sub. Bonds, 7.50%(c)	217,000	222,944
Jr. Unsec. Sub. Notes, 8.63%(c)	200,000	214,580
Sr. Unsec. Notes, 3.50%, 05/15/2023	5,411,000	5,263,978
Unsec. Sub. Global Bonds, 5.13%, 05/28/2024	690,000	692,959

	Principal Amount	Value
Diversified Banks–(continued)
Société Générale S.A. (France),
Jr. Unsec. Sub. Notes,
6.75%(b)(c)	$4,625,000	$4,382,187
7.38%(b)(c)	1,507,000	1,574,966
REGS, Jr. Unsec. Sub. Euro Notes, 7.38%(b)(c)	202,000	211,110
Standard Chartered PLC (United Kingdom),
Jr. Unsec. Sub. Notes, 7.75%(b)(c)	2,690,000	2,794,237
Unsec. Sub. Notes, 4.30%, 02/19/2027(b)	1,628,000	1,577,985
REGS, Jr. Unsec. Sub. Euro Bonds, 7.50%(b)(c)	200,000	207,000
Wells Fargo & Co.,
Unsec. Sub. Global Notes, 5.38%, 11/02/2043	7,865,000	8,451,350
Unsec. Sub. Medium-Term Notes, 4.75%, 12/07/2046	2,045,000	2,030,022
Westpac Banking Corp. (Australia), Jr. Unsec. Sub. Global Bonds, 5.00%(c)	3,270,000	2,934,131
		170,566,723

Diversified Capital Markets–1.02%
Credit Suisse AG (Switzerland),
Sr. Unsec. Notes, 3.00%, 10/29/2021	2,065,000	2,044,050
Unsec. Sub. Notes, 6.50%, 08/08/2023(b)	1,284,000	1,376,136
Credit Suisse Group AG (Switzerland),
Jr. Unsec. Sub. Bonds, 7.50%(b)(c)	2,410,000	2,497,965
Jr. Unsec. Sub. Euro Bonds, 7.13%(b)(c)	202,000	208,818
Sr. Unsec. Notes, 3.87%, 01/12/2029(b)	1,097,000	1,049,143
Credit Suisse Group Funding (Guernsey) Ltd. (Switzerland), Sr. Unsec. Gtd. Global Notes, 3.75%, 03/26/2025	2,220,000	2,158,428
Macquarie Bank Ltd. (Australia), Jr. Unsec. Sub. Notes, 6.13%(b)(c)	5,010,000	4,602,937
Macquarie Group Ltd. (Australia), Sr. Unsec. Notes, 7.63%, 08/13/2019(b)	1,860,000	1,935,914
		15,873,391

Diversified Chemicals–0.16%
Chemours Co. (The), Sr. Unsec. Gtd. Global Notes, 7.00%, 05/15/2025	130,000	139,425
OCP S.A. (Morocco), Sr. Unsec. Notes, 4.50%, 10/22/2025(b)	2,259,000	2,188,802
Trinseo Materials Operating S.C.A./Trinseo Materials Finance, Inc., Sr. Unsec. Gtd. Notes, 5.38%, 09/01/2025(b)	166,000	163,302
		2,491,529

Diversified Metals & Mining–0.17%
HudBay Minerals, Inc. (Canada), Sr. Unsec. Gtd. Notes, 7.63%, 01/15/2025(b)	336,000	343,140

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                         Invesco  Corporate Bond Fund

	Principal Amount	Value
Diversified Metals & Mining–(continued)
Rio Tinto Finance USA Ltd. (Australia), Sr. Unsec. Gtd. Global Notes, 7.13%, 07/15/2028	$1,000,000	$1,260,794
Teck Resources Ltd. (Canada), Sr. Unsec. Notes, 6.13%, 10/01/2035	672,000	715,680
Vedanta Resources PLC (India), Sr. Unsec. Notes, 6.38%, 07/30/2022(b)	291,000	278,996
		2,598,610

Diversified REITs–0.60%
CyrusOne L.P./CyrusOne Finance Corp., Sr. Unsec. Gtd. Global Notes, 5.00%, 03/15/2024	178,000	180,670
Trust F/1401 (Mexico), Sr. Unsec. Notes,
5.25%, 12/15/2024(b)	5,336,000	5,416,040
5.25%, 01/30/2026(b)	3,705,000	3,709,631
		9,306,341

Drug Retail–0.23%
CVS Pass Through Trust,
Sr. Sec. First Lien Global Pass Through Ctfs., 6.04%, 12/10/2028	1,509,336	1,618,592
Sr. Sec. First Lien Mortgage Pass Through Ctfs., 5.77%, 01/10/2033(b)	1,905,217	2,030,394
		3,648,986

Electric Utilities–1.91%
Electricite de France S.A. (France), Sr. Unsec. Notes, 6.00%, 01/22/2114(b)	6,655,000	7,021,527
Exelon Corp., Jr. Unsec. Sub. Notes, 3.50%, 06/01/2022	1,502,000	1,484,932
FirstEnergy Corp.,
Series B, Sr. Unsec. Global Notes, 3.90%, 07/15/2027	2,414,000	2,375,065
Series C, Sr. Unsec. Global Notes, 4.85%, 07/15/2047	2,034,000	2,093,777
Georgia Power Co., Sr. Unsec. Notes, 2.85%, 05/15/2022	3,862,000	3,783,973
Southern Co. (The), Series B, Jr. Unsec. Sub. Global Notes, 5.50%, 03/15/2057	12,622,000	12,908,105
		29,667,379

Electrical Components & Equipment–0.02%
EnerSys, Sr. Unsec. Gtd. Notes, 5.00%, 04/30/2023(b)	277,000	280,809

Electronic Equipment & Instruments–0.02%
Itron, Inc., Sr. Unsec. Gtd. Notes, 5.00%, 01/15/2026(b)	296,000	282,887

Electronic Manufacturing Services–0.06%
Jabil, Inc., Sr. Unsec. Global Notes, 3.95%, 01/12/2028	1,050,000	1,005,795

	Principal Amount	Value
Environmental & Facilities Services–0.09%
Advanced Disposal Services, Inc., Sr. Unsec. Gtd. Notes, 5.63%, 11/15/2024(b)	$238,000	$238,595
Core & Main LP, Sr. Unsec. Notes, 6.13%, 08/15/2025(b)	375,000	361,875
Hulk Finance Corp. (Canada), Sr. Unsec. Notes, 7.00%, 06/01/2026(b)	565,000	543,812
Waste Pro USA, Inc., Sr. Unsec. Notes, 5.50%, 02/15/2026(b)	235,000	227,363
Wrangler Buyer Corp., Sr. Unsec. Notes, 6.00%, 10/01/2025(b)	78,000	75,660
		1,447,305

Fertilizers & Agricultural Chemicals–0.01%
OCI N.V. (Netherlands), Sr. Sec. Gtd. Notes, 6.63%, 04/15/2023(b)	211,000	219,176

Financial Exchanges & Data–0.80%
Moody’s Corp.,
Sr. Unsec. Global Bonds, 5.50%, 09/01/2020	1,710,000	1,786,165
Sr. Unsec. Global Notes,
2.75%, 07/15/2019	2,140,000	2,139,332
4.88%, 02/15/2024	6,093,000	6,409,462
5.25%, 07/15/2044	1,665,000	1,871,241
MSCI Inc., Sr. Unsec. Gtd. Notes, 5.25%, 11/15/2024(b)	215,000	221,988
		12,428,188

Food Distributors–0.04%
US Foods, Inc., Sr. Unsec. Gtd. Notes, 5.88%, 06/15/2024(b)	623,000	630,788

Food Retail–0.03%
Albertsons Cos. LLC/ Safeway Inc./New Albertson’s L.P./Albertson’s LLC, Sr. Unsec. Gtd. Global Notes, 6.63%, 06/15/2024	450,000	436,500
Ingles Markets, Inc., Sr. Unsec. Global Notes, 5.75%, 06/15/2023	83,000	83,830
		520,330

Gas Utilities–0.10%
AmeriGas Partners, L.P./AmeriGas Finance Corp., Sr. Unsec. Global Notes,
5.63%, 05/20/2024	338,000	337,155
5.88%, 08/20/2026	372,000	371,070
Ferrellgas L.P./Ferrellgas Finance Corp., Sr. Unsec. Global Notes, 6.50%, 05/01/2021	231,000	212,520
Suburban Propane Partners, L.P./Suburban Energy Finance Corp., Sr. Unsec. Global Notes, 5.50%, 06/01/2024	656,000	646,160
		1,566,905

General Merchandise Stores–0.21%
Dollar Tree, Inc., Sr. Unsec. Global Notes, 4.20%, 05/15/2028	3,380,000	3,331,952

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                         Invesco  Corporate Bond Fund

	Principal Amount	Value
Health Care Distributors–0.44%
AmerisourceBergen Corp., Sr. Unsec. Global Notes,
3.45%, 12/15/2027	$3,782,000	$3,554,887
4.30%, 12/15/2047	3,717,000	3,348,832
		6,903,719

Health Care Equipment–0.11%
Hill-Rom Holdings, Inc., Sr. Unsec. Gtd. Notes, 5.00%, 02/15/2025(b)	378,000	369,495
Teleflex Inc., Sr. Unsec. Gtd. Global Notes,
4.63%, 11/15/2027	1,267,000	1,211,569
4.88%, 06/01/2026	67,000	66,330
		1,647,394

Health Care Facilities–0.63%
Acadia Healthcare Co., Inc., Sr. Unsec. Gtd. Global Notes, 6.50%, 03/01/2024	205,000	213,456
Community Health Systems, Inc.,
Sec. Gtd. Second Lien Notes, 8.13%, 06/30/2024(b)	9,000	7,448
Sr. Sec. Gtd. First Lien Global Notes, 5.13%, 08/01/2021	225,000	218,250
Sr. Sec. Gtd. First Lien Notes, 6.25%, 03/31/2023	417,000	398,235
Encompass Health Corp., Sr. Unsec. Gtd. Global Notes, 5.75%, 09/15/2025	250,000	253,125
HCA Healthcare, Inc., Sr. Unsec. Notes, 6.25%, 02/15/2021	830,000	869,425
HCA, Inc.,
Sr. Sec. Gtd. First Lien Global Notes, 6.50%, 02/15/2020	974,000	1,013,447
Sr. Sec. Gtd. First Lien Notes,
5.25%, 04/15/2025	480,000	496,200
5.50%, 06/15/2047	4,943,000	4,967,715
Sr. Unsec. Gtd. Notes,
5.38%, 02/01/2025	300,000	304,179
5.38%, 09/01/2026	137,000	138,027
5.88%, 02/15/2026	300,000	310,875
Tenet Healthcare Corp.,
Sec. Gtd. Second Lien Notes, 7.50%, 01/01/2022(b)	64,000	67,260
Sr. Unsec. Global Notes, 6.75%, 06/15/2023	468,000	469,755
		9,727,397

Health Care REITs–0.76%
HCP, Inc., Sr. Unsec. Global Notes,
4.00%, 12/01/2022	4,603,000	4,627,143
4.25%, 11/15/2023	2,095,000	2,117,753
MPT Operating Partnership L.P./MPT Finance Corp., Sr. Unsec. Gtd. Global Notes, 5.00%, 10/15/2027	570,000	560,025
Physicians Realty L.P., Sr. Unsec. Gtd. Global Notes, 4.30%, 03/15/2027	1,775,000	1,734,265
Senior Housing Properties Trust, Sr. Unsec. Notes, 6.75%, 12/15/2021	2,606,000	2,784,830
		11,824,016

	Principal Amount	Value
Health Care Services–1.42%
AMN Healthcare, Inc., Sr. Unsec. Gtd. Notes, 5.13%, 10/01/2024(b)	$242,000	$235,648
CVS Health Corp., Sr. Unsec. Global Notes,
3.70%, 03/09/2023	5,107,000	5,098,357
4.30%, 03/25/2028	8,919,000	8,868,951
4.78%, 03/25/2038	2,996,000	2,989,798
DaVita Inc., Sr. Unsec. Gtd. Global Notes, 5.00%, 05/01/2025	417,000	397,193
Eagle Holding Co. II, LLC, Sr. Unsec. PIK Notes, 8.38% PIK Rate, 7.63% Cash Rate, 05/15/2022(b)(e)	311,000	315,665
Envision Healthcare Corp., Sr. Unsec. Gtd. Notes, 6.25%, 12/01/2024(b)	130,000	139,425
Express Scripts Holding Co., Sr. Unsec. Gtd. Global Notes, 3.00%, 07/15/2023	2,907,000	2,789,848
Heartland Dental, LLC, Sr. Unsec. Notes, 8.50%, 05/01/2026(b)	315,000	299,250
MEDNAX, Inc., Sr. Unsec. Gtd. Notes, 5.25%, 12/01/2023(b)	281,000	281,000
Surgery Center Holdings, Inc., Sr. Unsec. Gtd. Notes,
6.75%, 07/01/2025(b)	137,000	132,890
8.88%, 04/15/2021(b)	303,000	317,014
Team Health Holdings, Inc., Sr. Unsec. Gtd. Notes, 6.38%, 02/01/2025(b)	270,000	235,575
		22,100,614

Home Furnishings–0.02%
Prestige Brands, Inc., Sr. Unsec. Gtd. Notes, 6.38%, 03/01/2024(b)	250,000	253,513

Home Improvement Retail–0.03%
Hillman Group Inc. (The), Sr. Unsec. Gtd. Notes, 6.38%, 07/15/2022(b)	546,000	521,430

Homebuilding–0.85%
Ashton Woods USA LLC/Ashton Woods Finance Co., Sr. Unsec. Notes,
6.75%, 08/01/2025(b)	164,000	153,852
6.88%, 02/15/2021(b)	234,000	237,510
Beazer Homes USA, Inc., Sr. Unsec. Gtd. Global Notes,
5.88%, 10/15/2027	54,000	46,305
6.75%, 03/15/2025	372,000	349,680
8.75%, 03/15/2022	250,000	264,923
KB Home, Sr. Unsec. Gtd. Notes, 7.50%, 09/15/2022	184,000	196,420
Lennar Corp., Sr. Unsec. Gtd. Global Notes,
4.75%, 11/15/2022	230,000	231,150
5.25%, 06/01/2026	129,000	128,314
5.38%, 10/01/2022	433,000	444,366
8.38%, 01/15/2021	48,000	52,920
MDC Holdings, Inc., Sr. Unsec. Gtd. Notes, 6.00%, 01/15/2043	12,008,000	10,386,920

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                         Invesco  Corporate Bond Fund

	Principal Amount	Value
Homebuilding–(continued)
Meritage Homes Corp., Sr. Unsec. Gtd. Global Notes, 7.15%, 04/15/2020	$160,000	$168,800
SRS Distribution Inc., Sr. Unsec. Gtd. Notes, 8.25%, 07/01/2026(b)	195,000	184,275
Taylor Morrison Communities Inc./ Taylor Morrison Holdings II, Inc., Sr. Unsec. Gtd. Notes, 5.88%, 04/15/2023(b)	348,000	349,844
		13,195,279

Hotel & Resort REITs–0.26%
Hospitality Properties Trust, Sr. Unsec. Notes, 4.95%, 02/15/2027	1,665,000	1,658,577
Host Hotels & Resorts L.P., Series F, Sr. Unsec. Global Notes, 4.50%, 02/01/2026	2,300,000	2,312,564
		3,971,141

Hotels, Resorts & Cruise Lines–0.27%
Choice Hotels International, Inc., Sr. Unsec. Gtd. Notes, 5.75%, 07/01/2022	174,000	184,005
Royal Caribbean Cruises Ltd., Sr. Unsec. Global Notes, 3.70%, 03/15/2028	4,310,000	4,042,575
		4,226,580

Household Products–0.34%
Reynolds Group Issuer Inc./LLC,
Sr. Sec. Gtd. First Lien Global Notes, 5.75%, 10/15/2020	4,395,873	4,406,862
Sr. Sec. Gtd. First Lien Notes, 5.13%, 07/15/2023(b)	121,000	120,698
Sr. Unsec. Gtd. Notes, 7.00%, 07/15/2024(b)	377,000	383,739
Spectrum Brands, Inc., Sr. Unsec. Gtd. Global Notes, 5.75%, 07/15/2025	410,000	416,150
		5,327,449

Independent Power Producers & Energy Traders–0.10%
AES Corp. (The), Sr. Unsec. Notes, 5.50%, 04/15/2025	780,000	805,350
Calpine Corp., Sr. Unsec. Global Notes, 5.38%, 01/15/2023	202,000	192,657
NRG Energy, Inc., Sr. Unsec. Gtd. Global Notes,
6.25%, 05/01/2024	184,000	191,360
6.63%, 01/15/2027	105,000	110,381
Vistra Energy Corp., Sr. Unsec. Gtd. Global Notes, 7.38%, 11/01/2022	170,000	177,438
		1,477,186

Industrial Conglomerates–0.17%
ALFA, S.A.B. de C.V. (Mexico), Sr. Unsec. Notes, 6.88%, 03/25/2044(b)	2,553,000	2,620,042

Industrial Machinery–0.12%
Cleaver-Brooks, Inc., Sr. Sec. Notes, 7.88%, 03/01/2023(b)	568,000	587,880
Mueller Industries, Inc., Unsec. Sub. Deb., 6.00%, 03/01/2027	252,000	248,220

	Principal Amount	Value
Industrial Machinery–(continued)
Mueller Water Products, Inc., Sr. Unsec. Notes, 5.50%, 06/15/2026(b)	$95,000	$95,712
Timken Co. (The), Sr. Unsec. Notes, 4.50%, 12/15/2028	983,000	983,284
		1,915,096

Integrated Oil & Gas–0.65%
Petrobras Global Finance B.V. (Brazil), Sr. Unsec. Gtd. Global Notes, 5.75%, 02/01/2029	439,000	382,589
Petróleos Mexicanos (Mexico), Sr. Unsec. Gtd. Global Notes, 5.38%, 03/13/2022	3,034,000	3,108,333
6.50%, 03/13/2027	1,952,000	1,981,085
6.88%, 08/04/2026	132,000	136,950
Sr. Unsec. Gtd. Notes, 5.35%, 02/12/2028(b)	318,000	297,489
Sr. Unsec. Notes, 6.35%, 02/12/2048(b)	4,619,000	4,122,457
		10,028,903

Integrated Telecommunication Services–2.21%
Altice France S.A. (France), Sr. Sec. Gtd. First Lien Notes, 7.38%, 05/01/2026(b)	400,000	394,500
AT&T Inc.,
Sr. Unsec. Global Floating Rate Notes, 3.49% (3 mo. USD LIBOR + 1.18%), 06/12/2024(d)	2,832,000	2,838,718
Sr. Unsec. Global Notes, 3.40%, 05/15/2025	1,812,000	1,724,123
4.75%, 05/15/2046	2,646,000	2,395,576
5.15%, 03/15/2042	3,670,000	3,561,862
5.25%, 03/01/2037	2,660,000	2,645,234
5.70%, 03/01/2057	2,735,000	2,751,048
Sr. Unsec. Notes, 4.45%, 04/01/2024	1,475,000	1,512,273
5.15%, 02/15/2050(b)	8,382,000	7,838,222
Cequel Communications Holdings I, LLC/ Capital Corp., Sr. Unsec. Notes, 7.75%, 07/15/2025(b)	650,000	694,688
Cincinnati Bell Inc.,
Sr. Unsec. Gtd. Notes, 7.00%, 07/15/2024(b)	250,000	221,250
Sr. Unsec. Notes, 8.00%, 10/15/2025(b)	53,000	47,303
Frontier Communications Corp., Sr. Unsec. Global Notes,
10.50%, 09/15/2022	181,000	160,185
11.00%, 09/15/2025	198,000	152,460
Telecom Italia Capital S.A. (Italy), Sr. Unsec. Gtd. Global Notes,
6.38%, 11/15/2033	57,000	58,140
7.20%, 07/18/2036	186,000	199,485
Telefónica Emisiones, S.A.U. (Spain), Sr. Unsec. Gtd. Global Notes, 7.05%, 06/20/2036	2,865,000	3,483,049

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13                         Invesco  Corporate Bond Fund

	Principal Amount	Value
Integrated Telecommunication Services–(continued)
Verizon Communications Inc., Sr. Unsec. Global Notes,
4.13%, 08/15/2046	$1,524,000	$1,351,392
4.81%, 03/15/2039	2,267,000	2,281,979
		34,311,487

Internet & Direct Marketing Retail–0.75%
QVC, Inc., Sr. Sec. Gtd. First Lien Global Notes, 5.45%, 08/15/2034	12,732,000	11,583,389

Internet Software & Services–1.11%
Alibaba Group Holding Ltd. (China), Sr. Unsec. Global Notes,
4.20%, 12/06/2047	2,190,000	2,064,252
4.40%, 12/06/2057	2,190,000	2,077,091
Rackspace Hosting, Inc., Sr. Unsec. Gtd. Notes, 8.63%, 11/15/2024(b)	351,000	346,393
Tencent Holdings Ltd. (China), Sr. Unsec. Notes,
2.99%, 01/19/2023(b)	2,073,000	2,020,991
3.38%, 05/02/2019(b)	3,805,000	3,814,595
3.60%, 01/19/2028(b)	4,305,000	4,093,172
3.93%, 01/19/2038(b)	3,137,000	2,903,255
		17,319,749

Investment Banking & Brokerage–2.39%
Cantor Fitzgerald, L.P., Unsec. Notes, 6.50%, 06/17/2022(b)	3,205,000	3,422,503
Charles Schwab Corp. (The), Series E, Jr. Unsec. Sub. Global Notes, 4.63%(c)	4,560,000	4,554,528
E*TRADE Financial Corp., Series B, Jr. Unsec. Sub. Global Notes, 5.30%(c)	3,900,000	3,888,300
Goldman Sachs Group, Inc. (The),
Sr. Unsec. Medium-Term Notes, 4.80%, 07/08/2044	4,280,000	4,402,419
Unsec. Sub. Global Notes, 6.75%, 10/01/2037	4,675,000	5,651,371
Series L, Jr. Unsec. Sub. Notes, 5.70%(c)	1,725,000	1,751,065
Series P, Jr. Unsec. Sub. Notes, 5.00%(c)	3,255,000	3,087,341
Jefferies Group LLC/Jefferies Group Capital Finance Inc., Sr. Unsec. Global Notes, 4.15%, 01/23/2030	3,874,000	3,536,950
Morgan Stanley, Series F, Sr. Unsec. Medium-Term Global Notes, 5.63%, 09/23/2019	1,345,000	1,383,000
Raymond James Financial, Inc., Sr. Unsec. Global Notes, 4.95%, 07/15/2046	5,353,000	5,509,439
		37,186,916

IT Consulting & Other Services–0.10%
DXC Technology Co., Sr. Unsec. Global Notes, 4.45%, 09/18/2022	1,460,000	1,493,882

Leisure Facilities–0.05%
Cedar Fair L.P./Canada’s Wonderland Co./Magnum Management Corp., Sr. Unsec. Gtd. Global Notes, 5.38%, 06/01/2024	330,000	332,063

	Principal Amount	Value
Leisure Facilities–(continued)
Six Flags Entertainment Corp., Sr. Unsec. Gtd. Notes, 4.88%, 07/31/2024(b)	$438,000	$431,430
		763,493

Leisure Products–0.02%
Mattel, Inc.,
Sr. Unsec. Gtd. Notes, 6.75%, 12/31/2025(b)	294,000	288,690
Sr. Unsec. Notes, 6.20%, 10/01/2040	75,000	62,813
		351,503

Life & Health Insurance–2.75%
American Equity Investment Life Holding Co., Sr. Unsec. Global Notes, 5.00%, 06/15/2027	3,375,000	3,325,440
Athene Holding Ltd., Sr. Unsec. Notes, 4.13%, 01/12/2028	6,780,000	6,372,690
Dai-ichi Life Insurance Co., Ltd. (The) (Japan), Jr. Unsec. Sub. Notes, 4.00%(b)(c)	3,060,000	2,884,050
Great-West Lifeco Finance 2018 L.P. (Canada), Sr. Unsec. Gtd. Notes, 4.58%, 05/17/2048(b)	2,210,000	2,291,158
Hanwha Life Insurance Co., Ltd. (South Korea), Unsec. Sub. Notes, 4.70%, 04/23/2048(b)	5,025,000	4,767,549
MetLife, Inc.,
Sr. Unsec. Global Notes, 4.13%, 08/13/2042	2,400,000	2,305,892
Series C, Jr. Unsec. Sub. Global Notes, 5.25%(c)	3,990,000	4,079,775
Series D, Jr. Unsec. Sub. Global Notes, 5.88%(c)	4,910,000	5,087,988
Nationwide Financial Services, Inc., Sr. Unsec. Notes, 5.38%, 03/25/2021(b)	6,960,000	7,241,839
Pacific Life Insurance Co., Unsec. Sub. Notes, 4.30%, 10/24/2067(b)	2,855,000	2,615,894
Prudential Financial, Inc., Sr. Unsec. Global Notes, 3.91%, 12/07/2047	2,001,000	1,845,992
		42,818,267

Life Sciences Tools & Services–0.01%
Charles River Laboratories International, Inc., Sr. Unsec. Gtd. Notes, 5.50%, 04/01/2026(b)	107,000	108,873

Managed Health Care–0.33%
Centene Corp., Sr. Unsec. Notes, 4.75%, 01/15/2025	183,000	184,373
Cigna Corp., Sr. Unsec. Notes, 4.50%, 03/15/2021	1,860,000	1,907,725
Molina Healthcare, Inc., Sr. Unsec. Gtd. Notes, 4.88%, 06/15/2025(b)	205,000	203,462
UnitedHealth Group Inc., Sr. Unsec. Global Notes, 3.75%, 07/15/2025	2,134,000	2,157,508

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14                         Invesco  Corporate Bond Fund

	Principal Amount	Value
Managed Health Care–(continued)
WellCare Health Plans Inc., Sr. Unsec. Notes,
5.25%, 04/01/2025	$455,000	$466,375
5.38%, 08/15/2026(b)	193,000	199,273
		5,118,716

Metal & Glass Containers–0.10%
Ardagh Packaging Finance PLC / Ardagh Holdings USA Inc. (Ireland), Sr. Unsec. Gtd. Notes,
6.00%, 02/15/2025(b)	200,000	196,000
7.25%, 05/15/2024(b)	200,000	211,000
Ball Corp., Sr. Unsec. Gtd. Global Notes, 5.25%, 07/01/2025	446,000	461,610
Berry Global, Inc.,
Sec. Gtd. Second Lien Global Notes, 6.00%, 10/15/2022	155,000	160,037
Sec. Gtd. Second Lien Notes, 5.50%, 05/15/2022	193,000	196,860
Flex Acquisition Co., Inc., Sr. Unsec. Notes, 7.88%, 07/15/2026(b)	313,000	314,174
OI European Group B.V., Sr. Unsec. Gtd. Notes, 4.00%, 03/15/2023(b)	89,000	84,661
		1,624,342

Movies & Entertainment–0.23%
AMC Entertainment Holdings, Inc., Sr. Unsec. Gtd. Sub. Global Notes, 5.75%, 06/15/2025	333,000	324,469
Warner Media, LLC, Sr. Unsec. Gtd. Global Deb., 5.35%, 12/15/2043	3,360,000	3,297,223
		3,621,692

Multi-Line Insurance–0.82%
American Financial Group, Inc., Sr. Unsec. Notes, 3.50%, 08/15/2026	1,366,000	1,290,565
American International Group, Inc., Sr. Unsec. Global Notes, 4.50%, 07/16/2044	2,260,000	2,161,648
Fairfax Financial Holdings Ltd. (Canada), Sr. Unsec. Notes, 4.85%, 04/17/2028(b)	3,010,000	3,014,466
Massachusetts Mutual Life Insurance Co., Unsec. Sub. Notes, 4.90%, 04/01/2077(b)	1,125,000	1,138,687
Nationwide Mutual Insurance Co., Unsec. Sub. Notes, 4.95%, 04/22/2044(b)	3,210,000	3,276,975
XLIT Ltd. (Bermuda), Unsec. Gtd. Sub. Bonds, 5.50%, 03/31/2045	1,670,000	1,800,630
		12,682,971

Multi-Utilities–0.88%
CenterPoint Energy, Inc., Series A, Jr. Unsec. Sub. Notes, 6.13%(c)	9,057,000	9,238,140
Sempra Energy, Sr. Unsec. Global Notes,
2.90%, 02/01/2023	1,891,000	1,831,811
3.80%, 02/01/2038	2,810,000	2,589,034
		13,658,985

	Principal Amount	Value
Office REITs–0.40%
Alexandria Real Estate Equities, Inc., Sr. Unsec. Gtd. Global Notes, 3.95%, 01/15/2027	$2,640,000	$2,577,143
Hudson Pacific Properties, LP, Sr. Unsec. Gtd. Notes, 3.95%, 11/01/2027	1,957,000	1,851,247
Select Income REIT, Sr. Unsec. Global Notes, 4.50%, 02/01/2025	1,893,000	1,840,604
		6,268,994

Office Services & Supplies–0.37%
Pitney Bowes Inc., Sr. Unsec. Global Notes,
3.63%, 10/01/2021	4,150,000	3,955,469
4.70%, 04/01/2023	1,971,000	1,768,972
		5,724,441

Oil & Gas Drilling–0.12%
Diamond Offshore Drilling, Inc., Sr. Unsec. Global Notes, 4.88%, 11/01/2043	150,000	107,625
Ensco PLC, Sr. Unsec. Global Notes,
4.50%, 10/01/2024	15,000	12,506
7.75%, 02/01/2026	479,000	459,241
Noble Holding International Ltd., Sr. Unsec. Gtd. Global Notes, 7.75%, 01/15/2024	376,000	369,420
Precision Drilling Corp. (Canada), Sr. Unsec. Gtd. Global Notes,
5.25%, 11/15/2024	352,000	337,040
6.50%, 12/15/2021	75,096	76,504
7.75%, 12/15/2023	55,000	58,438
Transocean Inc., Sr. Unsec. Gtd. Global Notes, 7.50%, 04/15/2031	416,000	385,840
		1,806,614

Oil & Gas Equipment & Services–0.26%
Archrock Partners, L.P./Archrock Partners Finance Corp., Sr. Unsec. Gtd. Global Notes, 6.00%, 10/01/2022	145,000	145,363
Baker Hughes, a GE Co., LLC/Baker Hughes Co-Obligor, Inc., Sr. Unsec. Global Notes, 3.34%, 12/15/2027	3,477,000	3,292,317
SESI, L.L.C., Sr. Unsec. Gtd. Global Notes, 7.13%, 12/15/2021	302,000	306,907
Weatherford International Ltd., Sr. Unsec. Gtd. Notes,
6.50%, 08/01/2036	309,000	230,977
8.25%, 06/15/2023	105,000	98,175
		4,073,739

Oil & Gas Exploration & Production–1.94%
Antero Resources Corp., Sr. Unsec. Gtd. Global Notes, 5.63%, 06/01/2023	424,000	438,437
Ascent Resources Utica Holdings, LLC /ARU Finance Corp., Sr. Unsec. Notes, 10.00%, 04/01/2022(b)	345,000	382,950
California Resources Corp., Sec. Gtd. Second Lien Notes, 8.00%, 12/15/2022(b)	291,000	262,264
Callon Petroleum Co., Sr. Unsec. Gtd. Global Notes, 6.13%, 10/01/2024	323,000	331,883

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15                         Invesco  Corporate Bond Fund

	Principal Amount	Value
Oil & Gas Exploration & Production–(continued)
Concho Resources Inc., Sr. Unsec. Gtd. Global Notes, 4.38%, 01/15/2025	$6,597,000	$6,664,013
Continental Resources Inc., Sr. Unsec. Gtd. Global Notes, 5.00%, 09/15/2022	12,233,000	12,398,017
Denbury Resources Inc., Sr. Unsec. Gtd. Sub. Notes, 5.50%, 05/01/2022	245,000	222,338
EP Energy LLC/Everest Acquisition Finance Inc., Sr. Sec. Gtd. First Lien Notes, 8.00%, 11/29/2024(b)	253,000	254,898
Gulfport Energy Corp., Sr. Unsec. Gtd. Global Notes, 6.00%, 10/15/2024	293,000	290,803
Jagged Peak Energy LLC, Sr. Unsec. Gtd. Notes, 5.88%, 05/01/2026(b)	470,000	464,125
Newfield Exploration Co., Sr. Unsec. Global Notes, 5.63%, 07/01/2024	413,000	442,426
NGPL PipeCo. LLC,
Sr. Unsec. Notes, 4.38%, 08/15/2022(b)	1,085,000	1,097,206
Sr. Unsec. Bonds, 4.88%, 08/15/2027(b)	1,796,000	1,816,636
Oasis Petroleum Inc., Sr. Unsec. Gtd. Global Notes, 6.88%, 01/15/2023	658,000	672,805
Parsley Energy LLC/Parsley Finance Corp., Sr. Unsec. Gtd. Notes, 6.25%, 06/01/2024(b)	270,000	282,150
QEP Resources, Inc., Sr. Unsec. Global Notes, 5.25%, 05/01/2023	136,000	133,280
5.63%, 03/01/2026	132,000	126,720
Sr. Unsec. Notes, 6.88%, 03/01/2021	360,000	380,700
Range Resources Corp., Sr. Unsec. Gtd. Global Notes,
4.88%, 05/15/2025	409,000	393,662
5.88%, 07/01/2022	267,000	271,005
SM Energy Co., Sr. Unsec. Global Notes,
6.13%, 11/15/2022	100,000	103,375
6.63%, 01/15/2027	60,000	61,952
6.75%, 09/15/2026	275,000	286,344
Southwestern Energy Co., Sr. Unsec. Gtd. Global Notes,
4.10%, 03/15/2022	218,000	213,640
7.50%, 04/01/2026	242,000	254,705
Tullow Oil PLC (Ghana), Sr. Unsec. Notes, 7.00%, 03/01/2025(b)	228,000	220,351
Whiting Petroleum Corp., Sr. Unsec. Gtd. Global Notes, 6.25%, 04/01/2023	399,000	411,967
WildHorse Resource Development Corp., Sr. Unsec. Gtd. Global Notes, 6.88%, 02/01/2025	634,000	641,925
WPX Energy Inc., Sr. Unsec. Notes, 5.25%, 09/15/2024	571,000	578,137
		30,098,714

Oil & Gas Refining & Marketing–0.03%
Parkland Fuel Corp. (Canada), Sr. Unsec. Notes, 6.00%, 04/01/2026(b)	267,000	267,668

	Principal Amount	Value
Oil & Gas Refining & Marketing–(continued)
Sunoco LP/Sunoco Finance Corp., Sr. Unsec. Gtd. Notes, 4.88%, 01/15/2023(b)	$255,000	$252,205
		519,873

Oil & Gas Storage & Transportation–10.87%
Abu Dhabi Crude Oil Pipeline LLC (United Arab Emirates), Sr. Sec. Notes, 3.65%, 11/02/2029(b)	3,297,000	3,153,646
Andeavor Logistics LP/Tesoro Logistics Finance Corp., Sr. Unsec. Gtd. Global Notes, 6.38%, 05/01/2024	685,000	727,812
Antero Midstream Partners LP/Antero Midstream Finance Corp., Sr. Unsec. Gtd. Global Notes, 5.38%, 09/15/2024	509,000	515,363
Buckeye Partners, L.P., Sr. Unsec. Global Notes, 5.60%, 10/15/2044	4,412,000	4,035,762
Energy Transfer Equity, L.P., Sr. Sec. First Lien Notes, 5.88%, 01/15/2024	345,000	367,425
Energy Transfer Partners, L.P.,
Sr. Unsec. Gtd. Global Notes, 4.65%, 06/01/2021	1,257,000	1,290,490
Sr. Unsec. Gtd. Notes, 4.75%, 01/15/2026	2,316,000	2,347,734
4.90%, 03/15/2035	8,695,000	8,115,203
Series A, Jr. Unsec. Sub. Global Notes, 6.25%(c)	17,021,000	16,499,732
Series B, Jr. Unsec. Sub. Global Notes, 6.63%(c)	6,882,000	6,641,130
Enterprise Products Operating LLC,
Series D, Jr. Unsec. Gtd. Sub. Deb., 4.88%, 08/16/2077	11,624,000	11,188,100
Sr. Unsec. Gtd. Global Notes, 6.88%, 03/01/2033	2,660,000	3,337,076
EQT Midstream Partners L.P., Sr. Unsec. Global Notes, 4.75%, 07/15/2023	2,522,000	2,560,148
5.50%, 07/15/2028	824,000	847,061
Sr. Unsec. Notes, 4.00%, 08/01/2024	3,270,000	3,139,085
Kinder Morgan Energy Partners, L.P., Sr. Unsec. Gtd. Notes,
4.25%, 09/01/2024	1,690,000	1,701,751
4.30%, 05/01/2024	2,133,000	2,160,994
Kinder Morgan, Inc., Sr. Unsec. Gtd. Medium-Term Global Notes,
7.75%, 01/15/2032	7,672,000	9,542,043
7.80%, 08/01/2031	9,500,000	11,834,021
MPLX LP,
Sr. Unsec. Global Bonds, 4.50%, 07/15/2023	10,840,000	11,156,440
Sr. Unsec. Global Notes, 4.70%, 04/15/2048	4,305,000	4,038,461
4.90%, 04/15/2058	1,538,000	1,394,823
5.50%, 02/15/2023	14,754,000	15,107,569
Plains All American Pipeline, L.P., Series B, Jr. Unsec. Sub. Notes, 6.13%(c)	13,969,000	13,689,620
Sabine Pass Liquefaction, LLC, Sr. Sec. First Lien Global Notes, 5.75%, 05/15/2024	10,000,000	10,759,604

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16                         Invesco  Corporate Bond Fund

	Principal Amount	Value
Oil & Gas Storage & Transportation–(continued)
SemGroup Corp., Sr. Unsec. Gtd. Global Notes, 6.38%, 03/15/2025	$315,000	$309,488
Targa Resources Partners L.P./Targa Resources Partners Finance Corp.,
Sr. Unsec. Gtd. Global Bonds, 5.13%, 02/01/2025	278,000	280,085
5.25%, 05/01/2023	5,573,000	5,656,595
Sr. Unsec. Gtd. Notes, 5.88%, 04/15/2026(b)	174,000	178,568
Western Gas Partners, LP,
Sr. Unsec. Global Notes, 4.00%, 07/01/2022	2,910,000	2,898,604
Sr. Unsec. Notes, 5.30%, 03/01/2048	2,668,000	2,550,951
Williams Cos., Inc. (The), Sr. Unsec. Global Notes, 3.60%, 03/15/2022	3,670,000	3,664,570
4.55%, 06/24/2024	533,000	544,667
Sr. Unsec. Notes, 4.13%, 11/15/2020	6,441,000	6,526,660
7.88%, 09/01/2021	186,000	207,623
		168,968,904

Other Diversified Financial Services–1.10%
Football Trust V, Sec. Pass Through Ctfs., 5.35%, 10/05/2020(b)	889,222	922,666
ILFC E-Capital Trust II, Jr. Unsec. Gtd. Sub. Variable Rate Notes, 4.82% (30 yr. U.S. Treasury Yield Curve Rate + 1.80%), 12/21/2065(b)(d)	620,000	567,300
Lincoln Finance Ltd. (Netherlands), Sr. Sec. Gtd. First Lien Notes, 7.38%, 04/15/2021(b)	205,000	211,919
Lions Gate Capital Holdings LLC, Sr. Unsec. Gtd. Notes, 5.88%, 11/01/2024(b)	273,000	282,896
LPL Holdings Inc., Sr. Unsec. Gtd. Notes, 5.75%, 09/15/2025(b)	299,000	293,020
Mexico City Airport Trust (Mexico), REGS, Sr. Sec. Euro Bonds, 5.50%, 07/31/2047(b)	205,000	182,948
SMBC Aviation Capital Finance DAC (Ireland), Sr. Unsec. Gtd. Notes, 3.00%, 07/15/2022(b)	3,147,000	3,037,740
4.13%, 07/15/2023(b)	4,076,000	4,097,363
SPARC EM SPC Panama Metro Line 2 S.P. (Cayman Islands), Sr. Sec. Notes, 0.00% ,12/05/2022(b)(f)	1,146,000	1,044,293
VFH Parent LLC/Orchestra Co-Issuer Inc., Sec. Gtd. Second Lien Notes, 6.75%, 06/15/2022(b)	2,311,000	2,386,107
Voya Financial, Inc., Jr. Unsec. Gtd. Sub. Global Notes, 5.65%, 05/15/2053	3,995,000	4,004,987
		17,031,239

Packaged Foods & Meats–0.58%
B&G Foods, Inc., Sr. Unsec. Gtd. Notes, 5.25%, 04/01/2025	228,000	222,015
JBS Investments GmbH, Sr. Unsec. Gtd. Notes, 7.25%, 04/03/2024(b)	405,000	403,384

	Principal Amount	Value
Packaged Foods & Meats–(continued)
Kraft Heinz Foods Co. (The), Sr. Unsec. Gtd. Global Notes,
4.00%, 06/15/2023	$4,292,000	$4,303,736
4.38%, 06/01/2046	1,273,000	1,116,591
Lamb Weston Holdings, Inc., Sr. Unsec. Gtd. Notes, 4.63%, 11/01/2024(b)	249,000	245,887
Minerva Luxembourg S.A. (Brazil),
Sr. Unsec. Gtd. Notes, 5.88%, 01/19/2028(b)	2,547,000	2,177,710
REGS, Sr. Unsec. Gtd. Euro Notes, 6.50%, 09/20/2026(b)	275,000	246,128
TreeHouse Foods, Inc., Sr. Unsec. Gtd. Notes, 6.00%, 02/15/2024(b)	277,000	281,501
		8,996,952

Paper Packaging–0.04%
Graphic Packaging International LLC, Sr. Unsec. Gtd. Notes, 4.88%, 11/15/2022	315,000	318,150
Plastipak Holdings Inc., Sr. Unsec. Notes, 6.25%, 10/15/2025(b)	340,000	314,925
		633,075

Paper Products–0.02%
Mercer International Inc. (Canada), Sr. Unsec. Global Notes, 6.50%, 02/01/2024	122,000	125,355
7.75%, 12/01/2022	35,000	36,619
Sr. Unsec. Notes, 5.50%, 01/15/2026(b)	109,000	106,547
		268,521

Pharmaceuticals–1.18%
Bausch Health Cos. Inc.,
Sr. Sec. Gtd. First Lien Notes, 5.50%, 11/01/2025(b)	220,000	220,275
Sr. Unsec. Gtd. Notes, 5.88%, 05/15/2023(b)	120,000	115,170
6.13%, 04/15/2025(b)	235,000	219,431
9.00%, 12/15/2025(b)	250,000	265,313
Bayer US Finance II LLC (Germany),
Sr. Unsec. Gtd. Floating Rate Notes, 2.97% (3 mo. USD LIBOR + 0.63%), 06/25/2021(b)(d)	2,759,000	2,772,037
3.35% (3 mo. USD LIBOR + 1.01%), 12/15/2023(b)(d)	5,955,000	6,004,009
Sr. Unsec. Gtd. Notes, 3.88%, 12/15/2023(b)	1,964,000	1,966,058
Elanco Animal Health Inc., Sr. Unsec. Notes,
4.27%, 08/28/2023(b)	3,596,000	3,615,018
4.90%, 08/28/2028(b)	2,211,000	2,232,111
Endo DAC/Endo Finance LLC/Endo Finco Inc., Sr. Unsec. Gtd. Notes, 6.00%, 07/15/2023(b)	200,000	173,000
HLF Financing S.a.r.l., LLC/ Herbalife International, Inc., Sr. Unsec. Notes, 7.25%, 08/15/2026(b)	264,000	268,053

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17                         Invesco  Corporate Bond Fund

	Principal Amount	Value
Pharmaceuticals–(continued)
Teva Pharmaceutical Finance IV, B.V. (Israel), Sr. Unsec. Gtd. Global Notes, 3.65%, 11/10/2021	$300,000	$291,303
Teva Pharmaceutical Finance Netherlands III B.V. (Israel), Sr. Unsec. Gtd. Global Notes, 6.00%, 04/15/2024	204,000	207,390
		18,349,168

Property & Casualty Insurance–0.36%
Allstate Corp. (The), Sr. Unsec. Notes, 4.20%, 12/15/2046	1,505,000	1,497,258
Liberty Mutual Group Inc.,
Jr. Unsec. Gtd. Sub. Bonds, 7.80%, 03/07/2087(b)	2,105,000	2,489,162
Sr. Unsec. Gtd. Notes, 4.25%, 06/15/2023(b)	5,000	5,090
W.R. Berkley Corp., Sr. Unsec. Notes, 7.38%, 09/15/2019	1,585,000	1,654,265
		5,645,775

Publishing–0.27%
Meredith Corp., Sr. Unsec. Gtd. Notes, 6.88%, 02/01/2026(b)	4,063,000	4,123,945

Railroads–0.66%
CSX Corp., Sr. Unsec. Global Notes,
4.30%, 03/01/2048	3,680,000	3,578,526
4.65%, 03/01/2068	4,745,000	4,552,867
Kenan Advantage Group Inc. (The), Sr. Unsec. Notes, 7.88%, 07/31/2023(b)	545,000	562,031
Norfolk Southern Corp, Sr. Unsec. Global Notes, 5.10%, 08/01/2118	1,530,000	1,524,665
		10,218,089

Regional Banks–1.09%
CIT Group Inc.,
Sr. Unsec. Global Notes, 5.00%, 08/01/2023	415,000	422,781
Unsec. Sub. Global Notes, 6.13%, 03/09/2028	67,000	70,183
Citizens Financial Group, Inc.,
Jr. Unsec. Sub. Global Bonds, 5.50%(c)	1,100,000	1,125,850
Sr. Unsec. Global Notes, 2.38%, 07/28/2021	5,719,000	5,534,783
Fifth Third Bancorp, Unsec. Sub. Notes, 4.30%, 01/16/2024	2,730,000	2,785,811
First Niagara Financial Group Inc., Unsec. Sub. Notes, 7.25%, 12/15/2021	1,300,000	1,444,184
Huntington Bancshares, Inc., Series E, Jr. Unsec. Sub. Global Notes, 5.70%(c)	1,902,000	1,900,811
M&T Bank Corp., Series F, Jr. Unsec. Sub. Global Notes, 5.13%(c)	1,366,000	1,360,877
Synovus Financial Corp., Sr. Unsec. Global Notes, 3.13%, 11/01/2022	2,457,000	2,355,649
		17,000,929

	Principal Amount	Value
Reinsurance–0.09%
Reinsurance Group of America, Inc., Sr. Unsec. Medium-Term Notes, 4.70%, 09/15/2023	$1,316,000	$1,371,697

Residential REITs–0.23%
Essex Portfolio L.P., Sr. Unsec. Gtd. Global Notes, 3.63%, 08/15/2022	3,600,000	3,595,937

Restaurants–0.93%
1011778 BC ULC/ New Red Finance, Inc. (Canada),
Sec. Gtd. Second Lien Notes, 5.00%, 10/15/2025(b)	6,647,000	6,447,590
Sr. Sec. Gtd. First Lien Notes, 4.63%, 01/15/2022(b)	2,375,000	2,380,937
Aramark Services, Inc., Sr. Unsec. Gtd. Notes, 5.00%, 04/01/2025(b)	266,000	268,328
Carrols Restaurant Group, Inc., Sec. Gtd. Second Lien Global Notes, 8.00%, 05/01/2022	212,000	221,275
Darden Restaurants, Inc., Sr. Unsec. Global Notes, 4.55%, 02/15/2048	1,238,000	1,175,815
IRB Holding Corp., Sr. Unsec. Gtd. Notes, 6.75%, 02/15/2026(b)	4,012,000	3,841,490
KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC, Sr. Unsec. Gtd. Notes, 4.75%, 06/01/2027(b)	144,000	137,520
		14,472,955

Retail REITs–0.07%
Brixmor Operating Partnership LP, Sr. Unsec. Global Notes, 3.25%, 09/15/2023	1,109,000	1,067,747

Security & Alarm Services–0.01%
Brink’s Co. (The), Sr. Unsec. Gtd. Notes, 4.63%, 10/15/2027(b)	248,000	232,500

Semiconductors–1.98%
Analog Devices, Inc., Sr. Unsec. Global Notes, 3.13%, 12/05/2023	2,420,000	2,361,605
Broadcom Corp./Broadcom Cayman Finance Ltd., Sr. Unsec. Gtd. Global Notes,
3.00%, 01/15/2022	8,835,000	8,621,151
3.50%, 01/15/2028	6,751,000	6,107,121
3.88%, 01/15/2027	5,965,000	5,586,406
Micron Technology, Inc., Sr. Unsec. Global Notes, 5.50%, 02/01/2025	368,000	382,683
NXP B.V./NXP Funding LLC (Netherlands), Sr. Unsec. Gtd. Notes,
3.88%, 09/01/2022(b)	7,160,000	7,115,250
4.63%, 06/01/2023(b)	575,000	585,062
		30,759,278

Soft Drinks–0.87%
Keurig Dr Pepper Inc., Sr. Unsec. Gtd. Notes,
4.06%, 05/25/2023(b)	3,336,000	3,358,355
4.42%, 05/25/2025(b)	866,000	878,204
4.60%, 05/25/2028(b)	4,184,000	4,250,930

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18                         Invesco  Corporate Bond Fund

	Principal Amount	Value
Soft Drinks–(continued)
4.99%, 05/25/2038(b)	$1,738,000	$1,772,342
5.09%, 05/25/2048(b)	3,222,000	3,284,984
		13,544,815

Sovereign Debt–1.17%
Argentine Republic Government International Bond (Argentina),
Sr. Unsec. Global Bonds, 6.25%, 04/22/2019	2,680,000	2,626,400
Sr. Unsec. Global Notes, 4.63%, 01/11/2023	2,760,000	2,180,745
Banque Ouest Africaine de Développement (Supranational), Sr. Unsec. Notes, 5.00%, 07/27/2027(b)	8,000,000	7,730,000
Jamaica Government International Bond (Jamaica), Sr. Unsec. Global Notes, 7.88%, 07/28/2045	1,920,000	2,212,800
Oman Government International Bond (Oman), Sr. Unsec. Notes, 4.13%, 01/17/2023(b)	3,620,000	3,468,112
		18,218,057

Specialized Consumer Services–0.06%
ServiceMaster Co., LLC (The),
Sr. Unsec. Gtd. Notes, 5.13%, 11/15/2024(b)	315,000	310,275
Sr. Unsec. Notes, 7.45%, 08/15/2027	522,000	553,320
		863,595

Specialized Finance–3.97%
AerCap Global Aviation Trust (Ireland), Jr. Unsec. Gtd. Sub. Notes, 6.50%, 06/15/2045(b)	21,185,000	21,926,475
AerCap Ireland Capital DAC/AerCap Global Aviation Trust (Ireland), Sr. Unsec. Gtd. Global Notes, 3.50%, 05/26/2022	1,798,000	1,771,616
4.63%, 10/30/2020	540,000	552,420
5.00%, 10/01/2021	890,000	920,269
Air Lease Corp., Sr. Unsec. Global Notes,
3.00%, 09/15/2023	1,965,000	1,875,661
3.38%, 06/01/2021	3,865,000	3,844,611
3.88%, 04/01/2021	3,960,000	3,988,744
Aircastle Ltd., Sr. Unsec. Global Notes,
7.63%, 04/15/2020	95,000	101,276
Sr. Unsec. Notes,
5.00%, 04/01/2023	714,000	743,203
Aviation Capital Group LLC,
Sr. Unsec. Floating Rate Notes, 3.01% (3 mo. USD LIBOR + 0.67%), 07/30/2021(b)(d)	1,914,000	1,919,371
Sr. Unsec. Notes,
3.50%, 11/01/2027(b)	15,922,000	14,698,483
4.13%, 08/01/2025(b)	5,593,000	5,560,404
International Lease Finance Corp., Sr. Unsec. Global Notes, 5.88%, 04/01/2019	3,800,000	3,862,014
		61,764,547

	Principal Amount	Value
Specialized REITs–0.57%
Crown Castle International Corp., Sr. Unsec. Global Bonds, 3.80%, 02/15/2028	$4,343,000	$4,154,505
Equinix Inc., Sr. Unsec. Notes, 5.88%, 01/15/2026	699,000	726,960
GLP Capital LP/GLP Financing II Inc., Sr. Unsec. Gtd. Notes, 5.38%, 04/15/2026	306,000	318,531
Iron Mountain Inc.,
Sr. Unsec. Gtd. Notes, 6.00%, 08/15/2023	243,000	249,986
Sr. Unsec. Sub. Gtd. Global Notes, 5.75%, 08/15/2024	113,000	112,294
Iron Mountain US Holdings, Inc., Sr. Unsec. Gtd. Notes, 5.38%, 06/01/2026(b)	300,000	285,750
Rayonier A.M. Products Inc., Sr. Unsec. Gtd. Notes, 5.50%, 06/01/2024(b)	508,000	486,578
Regency Centers, L.P., Sr. Unsec. Gtd. Notes, 4.13%, 03/15/2028	2,396,000	2,395,141
SBA Communications Corp., Sr. Unsec. Global Notes, 4.88%, 09/01/2024	176,000	174,099
		8,903,844

Specialty Chemicals–0.09%
Ashland LLC, Sr. Unsec. Gtd. Global Notes, 4.75%, 08/15/2022	255,000	258,239
Axalta Coating Systems, LLC, Sr. Unsec. Gtd. Notes, 4.88%, 08/15/2024(b)	306,000	304,852
Platform Specialty Products Corp., Sr. Unsec. Gtd. Notes, 5.88%, 12/01/2025(b)	287,000	285,206
PolyOne Corp., Sr. Unsec. Global Notes, 5.25%, 03/15/2023	292,000	301,943
PQ Corp., Sr. Sec. Gtd. First Lien Notes, 6.75%, 11/15/2022(b)	260,000	272,675
		1,422,915

Steel–0.31%
ArcelorMittal (Luxembourg), Sr. Unsec. Global Notes, 7.00%, 10/15/2039	260,000	304,067
Cleveland-Cliffs Inc., Sr. Unsec. Gtd. Global Notes, 5.75%, 03/01/2025	449,000	442,629
POSCO (South Korea), Sr. Unsec. Notes, 4.00%, 08/01/2023(b)	2,645,000	2,659,769
Steel Dynamics, Inc., Sr. Unsec. Gtd. Global Notes, 5.13%, 10/01/2021	905,000	918,801
United States Steel Corp., Sr. Unsec. Global Notes, 6.88%, 08/15/2025	552,000	563,040
		4,888,306

Systems Software–0.13%
Microsoft Corp., Sr. Unsec. Global Notes, 4.25%, 02/06/2047	1,868,000	1,973,626

Technology Distributors–0.15%
Avnet, Inc., Sr. Unsec. Global Notes, 4.63%, 04/15/2026	2,250,000	2,252,124
CDW LLC/CDW Finance Corp., Sr. Unsec. Gtd. Notes, 5.00%, 09/01/2025	108,000	107,865
		2,359,989

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19                         Invesco  Corporate Bond Fund

	Principal Amount	Value
Technology Hardware, Storage & Peripherals–0.91%
Apple Inc., Sr. Unsec. Global Notes, 4.25%, 02/09/2047	$1,435,000	$1,486,349
Dell International LLC/ EMC Corp., Sr. Sec. Gtd. First Lien Notes, 6.02%, 06/15/2026(b)	6,007,000	6,373,289
8.35%, 07/15/2046(b)	4,544,000	5,580,810
Sr. Unsec. Gtd. Notes, 7.13%, 06/15/2024(b)	725,000	775,208
		14,215,656

Textiles–0.02%
Eagle Intermediate Global Holding B.V./Ruyi US Finance LLC (China), Sr. Sec. Gtd. First Lien Bonds, 7.50%, 05/01/2025(b)	373,000	373,000

Thrifts & Mortgage Finance–0.09%
Nationwide Building Society (United Kingdom), Unsec. Sub. Notes, 4.13%, 10/18/2032(b)	1,585,000	1,465,343

Tobacco–0.69%
BAT Capital Corp. (United Kingdom), Sr. Unsec. Gtd. Notes,
3.22%, 08/15/2024(b)	2,862,000	2,739,827
3.56%, 08/15/2027(b)	4,140,000	3,885,092
Philip Morris International Inc., Sr. Unsec. Global Notes, 2.50%, 11/02/2022	4,173,000	4,034,635
		10,659,554

Trading Companies & Distributors–0.16%
BMC East, LLC, Sr. Sec. Gtd. First Lien Notes, 5.50%, 10/01/2024(b)	494,000	481,650
H&E Equipment Services, Inc., Sr. Unsec. Gtd. Global Notes, 5.63%, 09/01/2025	601,000	598,176
Herc Rentals Inc., Sec. Gtd. Second Lien Notes, 7.75%, 06/01/2024(b)	334,000	361,872
United Rentals North America, Inc.,
Sr. Unsec. Gtd. Global Notes, 5.50%, 07/15/2025	248,000	253,890
Sr. Unsec. Gtd. Notes, 5.50%, 05/15/2027	160,000	160,000
5.88%, 09/15/2026	675,000	697,781
		2,553,369

Trucking–0.51%
Avis Budget Car Rental LLC/Avis Budget Finance Inc., Sr. Unsec. Gtd. Notes, 5.25%, 03/15/2025(b)	169,000	159,071
DAE Funding LLC (United Arab Emirates), Sr. Unsec. Gtd. Notes,
4.00%, 08/01/2020(b)	2,872,000	2,857,640
4.50%, 08/01/2022(b)	1,483,000	1,464,463
Penske Truck Leasing Co., L.P./PTL Finance Corp., Sr. Unsec. Notes, 3.90%, 02/01/2024(b)	3,433,000	3,410,708
		7,891,882

	Principal Amount	Value
Wireless Telecommunication Services–4.03%
América Móvil, S.A.B. de C.V. (Mexico),
Sr. Unsec. Global Notes, 4.38%, 07/16/2042	$1,955,000	$1,926,873
Sr. Unsec. Gtd. Global Notes, 6.13%, 03/30/2040	2,320,000	2,743,351
Digicel Group Ltd. (Jamaica), Sr. Unsec. Notes, 8.25%, 09/30/2020(b)	283,000	214,290
Intelsat Connect Finance S.A. (Luxembourg), Sr. Unsec. Gtd. Notes, 9.50%, 02/15/2023(b)	329,000	328,326
Oztel Holdings SPC Ltd. (Oman),
Sr. Sec. Gtd. Bonds, 6.63%, 04/24/2028(b)	5,681,000	5,586,945
Sr. Sec. Gtd. Notes, 5.63%, 10/24/2023(b)	3,532,000	3,528,094
Rogers Communications Inc. (Canada), Sr. Unsec. Gtd. Global Notes,
4.50%, 03/15/2043	1,565,000	1,538,232
5.00%, 03/15/2044	4,835,000	5,050,466
Sprint Communications Inc., Sr. Unsec. Gtd. Notes, 7.00%, 03/01/2020(b)	182,000	189,507
Sprint Corp., Sr. Unsec. Gtd. Global Notes,
7.25%, 09/15/2021	558,000	586,425
7.63%, 02/15/2025	315,000	335,081
7.88%, 09/15/2023	1,210,000	1,305,287
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC, Sr. Sec. Gtd. First Lien Notes,
4.74%, 03/20/2025(b)	11,472,000	11,500,680
5.15%, 03/20/2028(b)	11,487,000	11,512,157
Class A-1, Sr. Sec. Gtd. First Lien Asset-Backed Notes, 3.36%, 03/20/2023(b)	15,275,813	15,230,902
T-Mobile USA, Inc.,
Sr. Unsec. Gtd. Global Bonds, 6.50%, 01/15/2026	360,000	381,488
Sr. Unsec. Gtd. Global Notes, 6.38%, 03/01/2025	735,000	766,237
		62,724,341
Total U.S. Dollar Denominated Bonds & Notes (Cost $1,418,769,262)		1,408,069,140

U.S. Treasury Securities–4.28%
U.S. Treasury Bills–0.13%
2.12%-2.15%, 01/24/2019(g)(h)	2,040,000	2,022,539

U.S. Treasury Notes–1.84%
2.75%, 07/31/2023	9,432,900	9,433,636
2.88%, 07/31/2025	2,817,800	2,828,532
2.88%, 08/15/2028	16,359,900	16,376,836
		28,639,004

U.S. Treasury Bonds–2.31%
3.13%, 05/15/2048	35,260,800	35,974,281
Total U.S. Treasury Securities (Cost $66,481,989)		66,635,824

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

20                         Invesco  Corporate Bond Fund

	Shares	Value
Preferred Stocks–2.67%
Diversified Banks–1.39%
Wells Fargo & Co., Class A, Series L, $75.00 Conv. Pfd.	16,722	$21,671,545

Investment Banking & Brokerage–0.97%
Goldman Sachs Group, Inc. (The), Series J, 5.50% Pfd.	122,000	3,187,860
Morgan Stanley, Series E, 7.13% Pfd.	265,000	7,626,700
Morgan Stanley, Series F, 6.88% Pfd.	150,000	4,206,000
		15,020,560

Regional Banks–0.21%
CIT Group Inc., Series A, 5.80% Pfd.	75,000	74,812
PNC Financial Services Group, Inc. (The), Series P, 6.13% Pfd.	95,000	2,628,650
SunTrust Banks, Inc., Series G, 5.05% Pfd.	641,000	634,590
		3,338,052

Reinsurance–0.10%
Reinsurance Group of America, Inc., 6.20% Pfd.	56,000	1,519,280
Total Preferred Stocks (Cost $39,340,714)		41,549,437

	Principal Amount
Variable Rate Senior Loan Interests–0.46%(i)
Food Retail–0.46%
Albertson’s LLC, Term Loan B-4, 4.83% (1 mo. USD LIBOR + 2.75%), 08/25/2021 (Cost $6,900,995)	$7,107,473	7,102,675

Asset-Backed Securities–0.40%
DB Master Finance LLC, Series 2015-1A, Class A2II, Pass Through Ctfs., 3.98%, 02/20/2045(b)	1,423,375	1,431,172
Wells Fargo Mortgage Backed Securities Trust, Series 2004-Z, Class 2A1, Variable Rate Pass Through Ctfs., 3.74%, 12/25/2034(j)	364,947	373,629
Wendys Funding LLC, Series 2018-1A, Class A2II, Pass Through Ctfs., 3.88%, 03/15/2048(b)	4,527,250	4,423,893
Total Asset-Backed Securities (Cost $6,322,859)		6,228,694

Municipal Obligations–0.18%
Florida Development Finance Corp. (Palm Bay Academy Inc.);
Series 2017 B, Ref. Taxable Sr. Lien RB, 9.00%, 05/15/2024(b)	735,000	723,365
Series 2017, Ref. Sub. Lien Taxable RB, 9.00%, 05/15/2037(b)(k)	350,000	230,731
Ref. Secondary Sub. Lien Taxable RB, 0.00%, 05/15/2037(b)(f)	360,000	3,600

	Principal Amount		Value
Georgia (State of) Municipal Electric Authority (Plant Vogtle Units 3 & 4 Project J); Series 2010 A, Taxable Build America RB, 6.64%, 04/01/2057		$1,484,000	$1,816,490
Total Municipal Obligations (Cost $2,522,903)			2,774,186

Non-U.S. Dollar Denominated Bonds & Notes–0.12%(l)
Beverage & Tobacco–0.01%
Sunshine Mid B.V. (Netherlands), Sr. Unsec. Gtd. Bonds, 6.50%, 05/15/2026(b)	EUR	150,000	167,965

Cable & Satellite–0.01%
Tele Columbus AG (Germany), Sr. Sec. Notes, 3.88%, 05/02/2025(b)	EUR	150,000	155,456

Diversified Banks–0.05%
ABN AMRO Bank N.V. (Netherlands), REGS, Jr. Unsec. Sub. Euro Bonds, 4.75%(b)(c)	EUR	200,000	225,566
Caixabank S.A. (Spain), REGS, Jr. Unsec. Sub. Euro Bonds, 6.75%(b)(c)	EUR	200,000	250,632
Erste Group Bank AG (Austria), REGS, Jr. Unsec. Sub. Euro Bonds, 6.50%(b)(c)	EUR	200,000	251,965
			728,163

Diversified Chemicals–0.02%
Chemours Co. (The), Sr. Unsec. Gtd. Euro Bonds, 4.00%, 05/15/2026	EUR	300,000	351,537

Food Retail–0.02%
Iceland Bondco PLC (United Kingdom), REGS, Sr. Sec. Gtd. First Lien Euro Notes, 4.63%, 03/15/2025(b)	GBP	200,000	237,516

Packaged Foods & Meats–0.01%
Darling Global Finance B.V., Sr. Unsec. Gtd. Bonds, 3.63%, 05/15/2026(b)	EUR	150,000	178,279
Total Non-U.S. Dollar Denominated Bonds & Notes (Cost $4,247,723)			1,818,916

	Shares
Common Stocks & Other Equity Interests–0.00%
Broadcasting–0.00%
Adelphia Recovery Trust–Series ACC-1(m)		859,558	430

Diversified Support Services–0.00%
ACC Claims Holdings, LLC(n)		727,470	6,547
Total Common Stocks & Other Equity Interests (Cost $218,117)			6,977

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

21                         Invesco  Corporate Bond Fund

	Shares	Value
Money Market Funds–0.20%
Invesco Government & Agency Portfolio–Institutional Class, 1.85%(o)	1,080,003	$1,080,003
Invesco Liquid Assets Portfolio–Institutional Class, 2.07%(o)	771,293	771,601
Invesco Treasury Portfolio–Institutional Class, 1.85%(o)	1,234,289	1,234,289
Total Money Market Funds (Cost $3,085,816)		3,085,893
TOTAL INVESTMENTS IN SECURITIES–98.86% (Cost $1,547,890,378)		1,537,271,742
OTHER ASSETS LESS LIABILITIES–1.14%		17,756,934
NET ASSETS–100.00%		$1,555,028,676

Investment Abbreviations:

Conv.	– Convertible
Ctfs.	– Certificates
Deb.	– Debentures
EUR	– Euro
GBP	– British Pound
Gtd.	– Guaranteed
Jr.	– Junior
LIBOR	– London Interbank Offered Rate
Pfd.	– Preferred

PIK	– Pay-in-Kind
RB	– Revenue Bonds
REGS	– Regulation S
REIT	– Real Estate Investment Trust
Sec.	– Secured
Sr.	– Senior
Sub.	– Subordinated
Unsec.	– Unsecured
USD	– U.S. Dollar

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at August 31, 2018 was $469,554,299, which represented 30.20% of the Fund’s Net Assets.

(c)	Perpetual bond with no specified maturity date.
(d)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on August 31, 2018.
(e)	All or a portion of this security is Pay-in-Kind. Pay-in-Kind securities pay interest income in the form of securities.
(f)	Zero coupon bond issued at a discount.
(g)	Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(h)	All or a portion of the value was pledged as collateral to cover margin requirements for open futures contracts. See Note 1K.
(i)

Variable rate senior loan interests are, at present, not readily marketable, not registered under the 1933 Act, and may be subject to contractual and legal restrictions on sale. Variable rate senior loan interests in the Fund’s portfolio generally have variable rates which adjust to a base, such as the London Interbank Offered Rate ("LIBOR"), on set dates, typically every 30 days but not greater than one year; and/or have interest rates that float at a margin above a widely recognized base lending rate such as the Prime Rate of a designated U.S. bank.

(j)

Interest rate is redetermined periodically based on the cash flows generated by the pool of assets backing the security, less any applicable fees. The rate shown is the rate in effect on August 31, 2018.

(k)	Step coupon bond. The interest rate represents the coupon rate at which the bond will accrue at a specified future date.
(l)	Foreign denominated security. Principal amount is denominated in the currency indicated.
(m)	Non-income producing security acquired as part of the Adelphia Communications bankruptcy reorganization.
(n)	Non-income producing security.
(o)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of August 31, 2018.

Portfolio Composition

By security type, based on Net Assets

as of August 31, 2018

U.S. Dollar Denominated Bonds & Notes	90.5%
U.S. Treasury Securities	4.3
Preferred Stocks	2.7
Security types each less than 1% of portfolio	1.2
Money Market Funds Plus Other Assets Less Liabilities	1.3

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

22                         Invesco  Corporate Bond Fund

Open Futures Contracts
Long Futures Contracts	Number of Contracts	Expiration Month	Notional Value	Value	Unrealized Appreciation (Depreciation)
U.S. Treasury 2 Year Notes	472	December-2018	$99,761,625	$(1,010)	$(1,010)
U.S. Treasury 10 Year Notes	1,379	December-2018	165,846,297	69,476	69,476
U.S. Treasury 30 Year Notes	445	December-2018	64,177,344	(279,184)	(279,184)
U.S. Treasury Ultra Bonds	40	December-2018	6,372,500	(40,095)	(40,095)
Subtotal — Long Futures Contracts				(250,813)	(250,813)

Short Futures Contracts
U.S. Treasury 5 Year Notes	156	December-2018	(17,690,156)	(4,028)	(4,028)
U.S. Treasury 10 Year Ultra Bonds	853	December-2018	(109,223,984)	4,634	4,634
Subtotal — Short Futures Contracts				606	606
Total Futures Contracts — Interest Rate Risk				$(250,207)	$(250,207)

Open Forward Foreign Currency Contracts
Settlement Date	Counterparty	Contract to				Unrealized Appreciation (Depreciation)
		Deliver		Receive
11/30/2018	Barclays Bank PLC	EUR	1,327,182	USD	1,566,124	$14,538
11/30/2018	CIBC World Markets Corp.	GBP	153,075	USD	198,327	(894)
Total Open Forward Foreign Currency Contracts — Currency Risk						$13,644

Currency Abbreviations:

EUR	– Euro
GBP	– British Pound Sterling
USD	– U.S. Dollar

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

23                         Invesco  Corporate Bond Fund

Statement of Assets and Liabilities

August 31, 2018

(Unaudited)

Assets:
Investments in securities, at value (Cost $1,544,804,562)	$1,534,185,849
Investments in affiliated money market funds, at value (Cost $3,085,816)	3,085,893
Other investments:
Variation margin receivable - futures contracts	82,481
Unrealized appreciation on forward foreign currency contracts outstanding	14,538
Cash	141,006
Foreign currencies, at value (Cost $11,235)	11,123
Receivable for:
Investments sold	8,401,131
Fund shares sold	1,542,127
Dividends and interest	18,245,872
Investment for trustee deferred compensation and retirement plans	229,347
Other assets	107,595
Total assets	1,566,046,962

Liabilities:
Other investments:
Unrealized depreciation on forward foreign currency contracts outstanding	894
Payable for:
Investments purchased	6,817,556
Dividends	666,377
Fund shares reacquired	2,613,354
Accrued fees to affiliates	605,388
Accrued trustees’ and officers’ fees and benefits	5,659
Accrued other operating expenses	57,316
Trustee deferred compensation and retirement plans	251,742
Total liabilities	11,018,286
Net assets applicable to shares outstanding	$1,555,028,676

Net assets consist of:
Shares of beneficial interest	$1,569,168,310
Undistributed net investment income	(119,980)
Undistributed net realized gain (loss)	(3,164,104)
Net unrealized appreciation (depreciation)	(10,855,550)
$1,555,028,676

Net Assets:
Class A	$968,058,735
Class C	$71,990,413
Class R	$7,153,642
Class Y	$77,322,068
Class R5	$6,752,597
Class R6	$423,751,221

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	136,840,592
Class C	10,099,179
Class R	1,010,222
Class Y	10,904,108
Class R5	953,152
Class R6	59,780,365
Class A:
Net asset value per share	$7.07
Maximum offering price per share
(Net asset value of $7.07 ÷ 95.75%)	$7.38
Class C:
Net asset value and offering price per share	$7.13
Class R:
Net asset value and offering price per share	$7.08
Class Y:
Net asset value and offering price per share	$7.09
Class R5:
Net asset value and offering price per share	$7.08
Class R6:
Net asset value and offering price per share	$7.09

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

24                         Invesco  Corporate Bond Fund

Statement of Operations

For the six months ended August 31, 2018

(Unaudited)

Investment income:
Interest	$35,962,263
Dividends	1,192,006
Dividends from affiliated money market funds	181,571
Total investment income	37,335,840

Expenses:
Advisory fees	2,745,624
Administrative services fees	191,629
Custodian fees	13,211
Distribution fees:
Class A	1,230,476
Class C	390,777
Class R	18,540
Transfer agent fees — A, C, R and Y	988,510
Transfer agent fees — R5	2,847
Transfer agent fees — R6	44,400
Trustees’ and officers’ fees and benefits	20,990
Registration and filing fees	98,395
Reports to shareholders	68,038
Professional services fees	19,803
Other	27,348
Total expenses	5,860,588
Less: Fees waived and expense offset arrangement(s)	(18,782)
Net expenses	5,841,806
Net investment income	31,494,034

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	(3,621,652)
Foreign currencies	53,498
Forward foreign currency contracts	13,644
Futures contracts	791,380
Swap agreements	87,342
(2,675,788)
Change in net unrealized appreciation (depreciation) of:
Investment securities	(24,490,212)
Foreign currencies	(1,125)
Forward foreign currency contracts	7,347
Futures contracts	(838,863)
(25,322,853)
Net realized and unrealized gain (loss)	(27,998,641)
Net increase in net assets resulting from operations	$3,495,393

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

25                         Invesco  Corporate Bond Fund

Statement of Changes in Net Assets

For the six months ended August 31, 2018 and the year ended February 28, 2018

(Unaudited)

	August 31, 2018	February 28, 2018
Operations:
Net investment income	$31,494,034	$53,984,166
Net realized gain (loss)	(2,675,788)	11,572,563
Change in net unrealized appreciation (depreciation)	(25,322,853)	(28,684,094)
Net increase in net assets resulting from operations	3,495,393	36,872,635

Distributions to shareholders from net investment income:
Class A	(19,542,090)	(35,768,007)
Class B	—	(244,471)
Class C	(1,260,146)	(2,419,236)
Class R	(137,733)	(231,162)
Class Y	(1,760,699)	(6,809,241)
Class R5	(133,438)	(183,065)
Class R6	(9,336,791)	(8,753,599)
Total distributions from net investment income	(32,170,897)	(54,408,781)

Distributions to shareholders from net realized gains:
Class A	—	(5,657,519)
Class B	—	(31,795)
Class C	—	(472,765)
Class R	—	(39,982)
Class Y	—	(483,346)
Class R5	—	(19,774)
Class R6	—	(2,070,763)
Total distributions from net realized gains	—	(8,775,944)

Share transactions–net:
Class A	(15,346,731)	68,271,810
Class B	—	(10,383,557)
Class C	(9,466,335)	(986,649)
Class R	92,070	572,782
Class Y	(9,009,805)	(151,061,996)
Class R5	3,028,923	(1,374,846)
Class R6	17,529,413	397,769,169
Net increase (decrease) in net assets resulting from share transactions	(13,172,465)	302,806,713
Net increase (decrease) in net assets	(41,847,969)	276,494,623

Net assets:
Beginning of period	1,596,876,645	1,320,382,022
End of period (includes undistributed net investment income of $(119,980) and $556,883, respectively)	$1,555,028,676	$1,596,876,645

Notes to Financial Statements

August 31, 2018

(Unaudited)

NOTE 1—Significant Accounting Policies

Invesco Corporate Bond Fund (the “Fund”), is a series portfolio of AIM Investment Securities Funds (Invesco Investment Securities Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

26                         Invesco  Corporate Bond Fund

The Fund’s primary investment objective is to seek to provide current income and preservation of capital. Capital appreciation is a secondary objective that is sought only when consistent with the Fund’s primary investment objective.

The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services — Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets. Centrally cleared swap agreements are valued at the daily settlement price determined by the relevant exchange or clearinghouse.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

27                         Invesco  Corporate Bond Fund

B.

Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Bond premiums and discounts are amortized and/or accreted over the lives of the respective securities. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.

C.

Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions — Distributions from net investment income are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends,

28                         Invesco  Corporate Bond Fund

interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

J.

Forward Foreign Currency Contracts — The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

K.

Futures Contracts — The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between Counterparties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.

L.

Swap Agreements — The Fund may enter into various swap transactions, including interest rate, total return, index, currency and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, currency or credit risk. Such transactions are agreements between Counterparties. A swap agreement may be negotiated bilaterally and traded over-the-counter (“OTC”) between two parties (“uncleared/OTC”) or, in some instances, must be transacted through a future commission merchant (“FCM”) and cleared through a clearinghouse that serves as a central Counterparty (“centrally cleared swap”). These agreements may contain among other conditions, events of default and termination events, and various covenants and representations such as provisions that require the Fund to maintain a pre-determined level of net assets, and/or provide limits regarding the decline of the Fund’s NAV over specific periods of time. If the Fund were to trigger such provisions and have open derivative positions at that time, the Counterparty may be able to terminate such agreement and request immediate payment in an amount equal to the net liability positions, if any.

Interest rate, total return, index, and currency swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index.

In a centrally cleared swap, the Fund’s ultimate Counterparty is a central clearinghouse. The Fund initially will enter into centrally cleared swaps through an executing broker. When a fund enters into a centrally cleared swap, it must deliver to the central Counterparty (via the FCM) an amount referred to as “initial margin.” Initial margin requirements are determined by the central Counterparty, but an FCM may require additional initial margin above the amount required by the central Counterparty. Initial margin deposits required upon entering into centrally cleared swaps are satisfied by cash or securities as collateral at the FCM. Securities deposited as initial margin are designated on the Schedule of Investments and cash deposited is recorded on the Statement of Assets and Liabilities. During the term of a cleared swap agreement, a “variation margin” amount may be required to be paid by the Fund or may be received by the Fund, based on the daily change in price of the underlying reference instrument subject to the swap agreement and is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities until the centrally cleared swap is terminated at which time a realized gain or loss is recorded.

A CDS is an agreement between Counterparties to exchange the credit risk of an issuer. A buyer of a CDS is said to buy protection by paying a fixed payment over the life of the agreement and in some situations an upfront payment to the seller of the CDS. If a defined credit event occurs (such as payment default or bankruptcy), the Fund as a protection buyer would cease paying its fixed payment, the Fund would deliver eligible bonds issued by the reference entity to the seller, and the seller would pay the full notional value, or the “par value”, of the referenced obligation

29                         Invesco  Corporate Bond Fund

to the Fund. A seller of a CDS is said to sell protection and thus would receive a fixed payment over the life of the agreement and an upfront payment, if applicable. If a credit event occurs, the Fund as a protection seller would cease to receive the fixed payment stream, the Fund would pay the buyer “par value” or the full notional value of the referenced obligation, and the Fund would receive the eligible bonds issued by the reference entity. In turn, these bonds may be sold in order to realize a recovery value. Alternatively, the seller of the CDS and its Counterparty may agree to net the notional amount and the market value of the bonds and make a cash payment equal to the difference to the buyer of protection. If no credit event occurs, the Fund receives the fixed payment over the life of the agreement. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the CDS. In connection with these agreements, cash and securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default under the swap agreement or bankruptcy/insolvency of a party to the swap agreement. If a Counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances. The Fund’s maximum risk of loss from Counterparty risk, either as the protection seller or as the protection buyer, is the value of the contract. The risk may be mitigated by having a master netting arrangement between the Fund and the Counterparty and by the designation of collateral by the Counterparty to cover the Fund’s exposure to the Counterparty.

Implied credit spreads represent the current level at which protection could be bought or sold given the terms of the existing CDS contract and serve as an indicator of the current status of the payment/performance risk of the CDS. An implied spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets.

An interest rate swap is an agreement between Counterparties pursuant to which the parties exchange a floating rate payment for a fixed rate payment based on a specified notional amount.

Changes in the value of centrally cleared and OTC swap agreements are recognized as unrealized gains (losses) in the Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Statement of Operations. The Fund segregates cash or liquid securities having a value at least equal to the amount of the potential obligation of a Fund under any swap transaction. Cash held as collateral is recorded as deposits with brokers on the Statement of Assets and Liabilities. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and Counterparty risk in excess of amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the Counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. A short position in a security poses more risk than holding the same security long. As there is no limit on how much the price of the security can increase, the Fund’s exposure is unlimited.

Notional amounts of each individual credit default swap agreement outstanding as of August 31, 2018 for which the Fund is the seller of protection are disclosed in the open swap agreements table. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

M.

Leverage Risk — Leverage exists when the Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.

N.

Collateral — To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $500 million	0.42%
Next $750 million	0.35%
Over $1.25 billion	0.22%

For the six months ended August 31, 2018, the effective advisory fees incurred by the Fund was 0.35%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2019, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 1.50%, 2.25%, 1.75%, 1.25%, 1.25% and 1.25%, respectively, of

30                         Invesco  Corporate Bond Fund

average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2019. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under these expense limits.

Further, the Adviser has contractually agreed, through at least June 30, 2020, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the six months ended August 31, 2018, the Adviser waived advisory fees of $12,994.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended August 31, 2018, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the six months ended August 31, 2018, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

Shares of the Fund are distributed by Invesco Distributors, Inc. (“IDI”). The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, and a service plan (collectively, the “Plans”) for Class A shares, Class C shares and Class R shares to compensate IDI for the sale, distribution, shareholder servicing and maintenance of shareholder accounts for these shares. Under the Plans, the Fund will incur annual fees of up to 0.25% of Class A average daily net assets and up to 1.00% of Class C average daily net assets and 0.50% of Class R average daily net assets. The fees are accrued daily and paid monthly.

With respect to Class C shares, the Fund is authorized to reimburse in future years any distribution related expenses that exceed the maximum annual reimbursement rate for such class, so long as such reimbursement does not cause the Fund to exceed the Class C maximum annual reimbursement rate, respectively. With respect to Class A shares, distribution related expenses that exceed the maximum annual reimbursement rate for such class are not carried forward to future years and the Fund will not reimburse IDI for any such expenses.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the six months ended August 31, 2018, IDI advised the Fund that IDI retained $69,926 in front-end sales commissions from the sale of Class A shares and $9,082 and $3,519 from Class A and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —

Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 —

Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of August 31, 2018. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

31                         Invesco  Corporate Bond Fund

The Fund’s policy is to recognize transfers in and out of the valuation levels as of the end of the reporting period. During the six months ended August 31, 2018, there were no material transfers between valuation levels.

	Level 1	Level 2	Level 3	Total
Investments in Securities
U.S. Dollar Denominated Bonds & Notes	$—	$1,408,069,140	$—	$1,408,069,140
U.S. Treasury Securities	—	66,635,824	—	66,635,824
Preferred Stocks	40,840,035	709,402	—	41,549,437
Variable Rate Senior Loan Interests	—	7,102,675	—	7,102,675
Asset-Backed Securities	—	6,228,694	—	6,228,694
Municipal Obligations	—	2,774,186	—	2,774,186
Non-U.S. Dollar Denominated Bonds & Notes	—	1,818,916	—	1,818,916
Common Stocks & Other Equity Interests	430	6,547	—	6,977
Money Market Funds	3,085,893	—	—	3,085,893
Total Investments in Securities	43,926,358	1,493,345,384	—	1,537,271,742
Other Investments — Assets*
Forward Foreign Currency Contracts	—	14,538	—	14,538
Futures Contracts	74,110	—	—	74,110
	74,110	14,538	—	88,648
Other Investments — Liabilities*
Forward Foreign Currency Contracts	—	(894)	—	(894)
Futures Contracts	(324,317)	—	—	(324,317)
	(324,317)	(894)	—	(325,211)
Total Other Investments	(250,207)	13,644	—	(236,563)
Total Investments	$43,676,151	$1,493,359,028	$—	$1,537,035,179

*	Unrealized appreciation (depreciation).

NOTE 4—Derivative Investments

The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of August 31, 2018:

	Value
Derivative Assets	Currency Risk	Interest Rate Risk	Total
Unrealized appreciation on futures contracts — Exchange-Traded(a)	$—	$74,110	$74,110
Unrealized appreciation on forward foreign currency contracts outstanding	14,538	—	14,538
Total Derivative Assets	14,538	74,110	88,648
Derivatives not subject to master netting agreements	—	(74,110)	(74,110)
Total Derivative Assets subject to master netting agreements	$14,538	$—	$14,538

	Value
Derivative Liabilities	Currency Risk	Interest Rate Risk	Total
Unrealized depreciation on futures contracts — Exchange-Traded(a)	$—	$(324,317)	$(324,317)
Unrealized depreciation on forward foreign currency contracts outstanding	(894)	—	(894)
Total Derivative Liabilities	(894)	(324,317)	(325,211)
Derivatives not subject to master netting agreements	—	324,317	324,317
Total Derivative Liabilities subject to master netting agreements	$(894)	$—	$(894)

(a)	The daily variation margin receivable at period-end is recorded in the Statement of Assets and Liabilities.

32                         Invesco  Corporate Bond Fund

Offsetting Assets and Liabilities

The table below reflects the Fund’s exposure to Counterparties subject to either an ISDA Master Agreement or other agreement for OTC derivative transactions as of August 31, 2018.

	Financial Derivative Assets	Financial Derivative Liabilities		Collateral (Received)/Pledged
Counterparty	Forward Foreign Currency Contracts	Forward Foreign Currency Contracts	Net Value of Derivatives	Non-Cash	Cash	Net Amount
Barclays Bank PLC	$14,538	$—	$14,538	$—	$—	$14,538
CIBC World Markets Corp.	—	(894)	(894)	—	—	(894)
Total	$14,538	$(894)	$13,644	$—	$—	$13,644

Effect of Derivative Investments for the six months ended August 31, 2018

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

	Location of Gain (Loss) on Statement of Operations
	Credit Risk	Currency Risk	Interest Rate Risk	Total
Realized Gain:
Forward foreign currency contracts	$—	$13,644	$—	$13,644
Futures contracts	—	—	791,380	791,380
Swap agreements	87,342	—	—	87,342
Change in Net Unrealized Appreciation (Depreciation):
Forward foreign currency contracts	—	7,347	—	7,347
Futures contracts	—	—	(838,863)	(838,863)
Total	$87,342	$20,991	$(47,483)	$60,850

The table below summarizes the six months average notional value of forward foreign currency contracts and futures contracts and the two months average notional value of swap agreements outstanding during the period.

	Forward Foreign Currency Contracts	Futures Contracts	Swap Agreements
Average notional value	$2,088,092	$363,889,427	$13,136,000

NOTE 5—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the six months ended August 31, 2018, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $5,788.

NOTE 6—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 7—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

33                         Invesco  Corporate Bond Fund

NOTE 8—Tax Information

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be reported at the Fund’s fiscal year-end.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund did not have a capital loss carryforward as of February 28, 2018.

NOTE 9—Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the six months ended August 31, 2018 was $465,738,261 and $499,877,426, respectively. During the same period, purchases and sales of U.S. Treasury obligations were $501,387,786 and $481,352,891, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$22,626,724
Aggregate unrealized (depreciation) of investments	(36,461,417)
Net unrealized appreciation (depreciation) of investments	$(13,834,693)

Cost of investments for tax purposes is $1,550,869,872.

34                         Invesco  Corporate Bond Fund

NOTE 10—Share Information

	Summary of Share Activity
	Six months ended August 31, 2018(a)		Year ended February 28, 2018
	Shares	Amount	Shares	Amount
Sold:
Class A	8,897,186	$63,137,982	32,283,769	$238,122,151
Class B(b)	—	—	31,949	236,331
Class C	1,024,512	7,343,482	3,762,427	27,999,477
Class R	151,993	1,082,803	485,037	3,590,794
Class Y	2,841,605	20,166,563	24,225,561	178,981,634
Class R5	476,716	3,416,645	172,268	1,269,012
Class R6	11,285,272	80,298,011	56,147,256	418,440,565

Issued as reinvestment of dividends:
Class A	2,425,083	17,170,563	4,986,666	36,836,323
Class B(b)	—	—	31,229	231,583
Class C	152,769	1,090,168	344,515	2,564,536
Class R	19,367	137,316	36,392	269,098
Class Y	148,766	1,055,289	723,573	5,356,523
Class R5	18,772	132,961	27,277	201,812
Class R6	1,225,654	8,695,048	1,395,059	10,321,489

Conversion of Class B shares to Class A shares:(c)
Class A	—	—	747,141	5,498,955
Class B	—	—	(745,160)	(5,498,955)

Reacquired:
Class A	(13,491,799)	(95,655,276)	(28,780,380)	(212,185,619)
Class B(b)	—	—	(723,827)	(5,352,516)
Class C	(2,505,743)	(17,899,985)	(4,240,874)	(31,550,662)
Class R	(159,277)	(1,128,049)	(445,051)	(3,287,110)
Class Y	(4,261,656)	(30,231,657)	(44,925,915)	(335,400,153)
Class R5	(73,410)	(520,683)	(382,461)	(2,845,670)
Class R6	(10,077,731)	(71,463,646)	(4,190,500)	(30,992,885)
Net increase (decrease) in share activity	(1,901,921)	$(13,172,465)	40,965,951	$302,806,713

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 66% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

(b)	Reflects activity for the period March 1, 2017 through January 26, 2018 (date of conversion).
(c)	Effective as of the close of business January 26, 2018, all outstanding Class B shares were converted to Class A shares.

35                         Invesco  Corporate Bond Fund

NOTE 11—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)		Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover(c)
Class A
Six months ended 08/31/18	$7.20	$0.14	$(0.13)	$0.01	$(0.14)	$—	$(0.14)	$7.07	0.17%		$968,059	0.82	%(d)	0.82	%(d)	3.87	%(d)	63%
Year ended 02/28/18	7.31	0.26	(0.06)	0.20	(0.27)	(0.04)	(0.31)	7.20	2.68		1,001,173	0.85		0.85		3.58		180
Year ended 02/28/17	6.89	0.26	0.42	0.68	(0.26)	—	(0.26)	7.31	9.97		948,305	0.90		0.90		3.60		212
Year ended 02/29/16	7.40	0.27	(0.52)	(0.25)	(0.26)	—	(0.26)	6.89	(3.37)		873,526	0.90		0.90		3.79		202
Year ended 02/28/15	7.21	0.28	0.20	0.48	(0.29)	—	(0.29)	7.40	6.71		870,961	0.91		0.91		3.74		228
Year ended 02/28/14	7.26	0.28	(0.05)	0.23	(0.28)	—	(0.28)	7.21	3.26		789,268	0.92		0.92		4.01		188
Class C
Six months ended 08/31/18	7.26	0.11	(0.12)	(0.01)	(0.12)	—	(0.12)	7.13	(0.18)		71,990	1.57	(d)	1.57	(d)	3.12	(d)	63
Year ended 02/28/18	7.36	0.21	(0.06)	0.15	(0.21)	(0.04)	(0.25)	7.26	2.07	(e)	82,939	1.58	(e)	1.58	(e)	2.85	(e)	180
Year ended 02/28/17	6.92	0.21	0.42	0.63	(0.19)	—	(0.19)	7.36	9.17		85,127	1.65		1.65		2.85		212
Year ended 02/29/16	7.42	0.22	(0.53)	(0.31)	(0.19)	—	(0.19)	6.92	(4.18	)(e)	68,853	1.64	(e)	1.64	(e)	3.05	(e)	202
Year ended 02/28/15	7.21	0.22	0.20	0.42	(0.21)	—	(0.21)	7.42	5.94		68,187	1.66		1.66		2.99		228
Year ended 02/28/14	7.24	0.23	(0.05)	0.18	(0.21)	—	(0.21)	7.21	2.52		58,355	1.67		1.67		3.26		188
Class R
Six months ended 08/31/18	7.21	0.13	(0.13)	0.00	(0.13)	—	(0.13)	7.08	0.05		7,154	1.07	(d)	1.07	(d)	3.62	(d)	63
Year ended 02/28/18	7.31	0.25	(0.06)	0.19	(0.25)	(0.04)	(0.29)	7.21	2.57		7,196	1.10		1.10		3.33		180
Year ended 02/28/17	6.89	0.24	0.42	0.66	(0.24)	—	(0.24)	7.31	9.70		6,742	1.15		1.15		3.35		212
Year ended 02/29/16	7.40	0.26	(0.52)	(0.26)	(0.25)	—	(0.25)	6.89	(3.62)		6,847	1.15		1.15		3.54		202
Year ended 02/28/15	7.21	0.26	0.20	0.46	(0.27)	—	(0.27)	7.40	6.45		4,358	1.16		1.16		3.49		228
Year ended 02/28/14	7.26	0.27	(0.06)	0.21	(0.26)	—	(0.26)	7.21	3.01		4,024	1.17		1.17		3.76		188
Class Y
Six months ended 08/31/18	7.22	0.15	(0.13)	0.02	(0.15)	—	(0.15)	7.09	0.31		77,322	0.57	(d)	0.57	(d)	4.12	(d)	63
Year ended 02/28/18	7.32	0.28	(0.05)	0.23	(0.29)	(0.04)	(0.33)	7.22	3.08		87,895	0.60		0.60		3.83		180
Year ended 02/28/17	6.90	0.28	0.42	0.70	(0.28)	—	(0.28)	7.32	10.23		235,464	0.65		0.65		3.85		212
Year ended 02/29/16	7.41	0.29	(0.52)	(0.23)	(0.28)	—	(0.28)	6.90	(3.11)		26,500	0.65		0.65		4.04		202
Year ended 02/28/15	7.23	0.29	0.19	0.48	(0.30)	—	(0.30)	7.41	6.82		21,685	0.66		0.66		3.99		228
Year ended 02/28/14	7.27	0.30	(0.04)	0.26	(0.30)	—	(0.30)	7.23	3.67		8,291	0.67		0.67		4.26		188
Class R5
Six months ended 08/31/18	7.21	0.15	(0.13)	0.02	(0.15)	—	(0.15)	7.08	0.34		6,753	0.49	(d)	0.49	(d)	4.20	(d)	63
Year ended 02/28/18	7.31	0.29	(0.06)	0.23	(0.29)	(0.04)	(0.33)	7.21	3.16		3,829	0.53		0.53		3.90		180
Year ended 02/28/17	6.89	0.29	0.42	0.71	(0.29)	—	(0.29)	7.31	10.34		5,222	0.56		0.56		3.94		212
Year ended 02/29/16	7.40	0.29	(0.51)	(0.22)	(0.29)	—	(0.29)	6.89	(2.98)		4,547	0.54		0.54		4.15		202
Year ended 02/28/15	7.22	0.31	0.19	0.50	(0.32)	—	(0.32)	7.40	7.03		4,293	0.47		0.47		4.18		228
Year ended 02/28/14	7.27	0.32	(0.06)	0.26	(0.31)	—	(0.31)	7.22	3.71		1,862	0.49		0.49		4.44		188
Class R6
Six months ended 08/31/18	7.22	0.15	(0.12)	0.03	(0.16)	—	(0.16)	7.09	0.38		423,751	0.42	(d)	0.42	(d)	4.27	(d)	63
Year ended 02/28/18	7.32	0.30	(0.06)	0.24	(0.30)	(0.04)	(0.34)	7.22	3.25		413,844	0.44		0.44		3.99		180
Year ended 02/28/17	6.90	0.29	0.42	0.71	(0.29)	—	(0.29)	7.32	10.43		29,232	0.47		0.47		4.03		212
Year ended 02/29/16	7.40	0.30	(0.50)	(0.20)	(0.30)	—	(0.30)	6.90	(2.80)		22,567	0.46		0.46		4.23		202
Year ended 02/28/15	7.22	0.31	0.19	0.50	(0.32)	—	(0.32)	7.40	7.04		32,408	0.46		0.46		4.19		228
Year ended 02/28/14	7.26	0.31	(0.04)	0.27	(0.31)	—	(0.31)	7.22	3.85		20,392	0.49		0.49		4.44		188

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)

Ratios are annualized and based on average daily net assets (000’s omitted) of $978,639, $77,517, $7,356, $82,991, $6,167 and $425,277 for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

(e)

The total return, ratio of expenses to average net assets and ratio of net investment income (loss) to average net assets reflect actual 12b-1 fees of 0.98% and 0.99% for the years ended February 28, 2018 and February 29, 2016.

36                         Invesco  Corporate Bond Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2018 through August 31, 2018.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Class	Beginning Account Value (03/01/18)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (08/31/18)[1]	Expenses Paid During Period[2]	Ending Account Value (08/31/18)	Expenses Paid During Period[2]
A	$1,000.00	$1,001.70	$4.14	$1,021.07	$4.18	0.82%
C	1,000.00	998.20	7.91	1,017.29	7.98	1.57
R	1,000.00	1,000.50	5.40	1,019.81	5.45	1.07
Y	1,000.00	1,003.10	2.88	1,022.33	2.91	0.57
R5	1,000.00	1,003.40	2.47	1,022.74	2.50	0.49
R6	1,000.00	1,003.80	2.12	1,023.09	2.14	0.42

[1]

The actual ending account value is based on the actual total return of the Fund for the period March 1, 2018 through August 31, 2018, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

37                         Invesco  Corporate Bond Fund

Approval of Investment Advisory and Sub-Advisory Contracts

At meetings held on June 5-6, 2018, the Board of Trustees (the Board or the Trustees) of AIM Investment Securities Funds (Invesco Investment Securities Funds) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Invesco Corporate Bond Fund’s (the Fund) Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2018. After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.

The Board’s Evaluation Process

The Board’s Investments Committee has established three Sub-Committees, which meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). Over the course of each year, the Sub-Committees meet with portfolio managers for their assigned Invesco Funds and other members of management to review detailed information about investment performance and portfolio attributes of these funds. The Board took into account evaluations and reports that it received from the Investments Committee and Sub-Committees, as well as the information provided to such committees and the Board throughout the year, in considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts.

As part of the contract renewal process, the Board reviews and considers information provided in response to detailed requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees. The Board receives comparative investment performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and Broadridge Financial Solutions, Inc. (Broadridge), an independent mutual fund data provider. The Board also receives an independent written evaluation from the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel throughout the year, the independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and in prior years and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee. This information is current as of June 6, 2018.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s). The Board’s review included consideration of Invesco Advisers’ investment process oversight and structure, credit analysis and investment risk management. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds such as various back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance. The Board also reviewed and considered the benefits to shareholders of investing in a fund that is part of the Invesco family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in conducting an investment management business, as well as its commitment of financial and other resources to such business. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory.

B.	Fund Investment Performance

The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund investment performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2017 to the performance of funds in the Broadridge performance universe and against the Lipper BBB Rated Funds Index. The Board noted that performance of Class A shares of the Fund was in the first quintile of its performance universe for the one, three and five year periods (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was reasonably comparable to the performance of the Index for the one year period and above the performance of the Index for the three and five year periods. The Trustees also reviewed more recent Fund performance and this review did not change their conclusions.

C.	Advisory and Sub-Advisory Fees and Fund Expenses

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group. The Board noted that the contractual management fee rate for Class A shares of the Fund was below the median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” for funds in the expense group may include both

38                         Invesco Corporate Bond Fund

advisory and certain non-portfolio management administrative services fees, but that Broadridge does not provide information on a fund by fund basis as to what is included. The Board also reviewed the methodology used by Broadridge in providing expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group. The Board also considered comparative information regarding the Fund’s total expense ratio and its various components. The Board noted that the Fund’s total expense ratio was in the fourth quintile of its expense group and discussed with management reasons for such relative total expenses.

The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

The Board also considered the fees charged by Invesco Advisers and the Affiliated Sub-Advisers to other similarly managed client accounts. The Board noted that Invesco Advisers or the Affiliated Sub-Advisers may charge lower fees to large institutional clients. Invesco Advisers reviewed with the Board differences in the scope of services it provides to the Invesco Funds relative to certain other types of client accounts, including management of cash flows as a result of redemptions and purchases, necessary infrastructure such as officers, office space, technology, legal and distribution, oversight of service providers, costs and business risks associated with launching new funds and sponsoring and maintaining the product line, preparation of annual registration statement updates and financial information and compliance with federal and state laws and regulations.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund. The Board also considered that the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size. The Board noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services. The Board considered the methodology used for calculating profitability and noted the periodic review of such methodology by an independent consultant. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds and the Fund. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing services to the Fund to be excessive given the nature, extent and quality of the services provided. The Board received information from Invesco Advisers demonstrating that Invesco Advisers and the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing administrative, transfer agency and distribution services to the Fund. The Board considered comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; and that the services are required for the operation of the Fund.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. Invesco Advisers noted that the Fund does not execute brokerage transactions through “soft dollar” arrangements to any significant degree.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds with respect to certain investments in the affiliated money market funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the amount of advisory fees received by Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds is fair and reasonable.

39                         Invesco Corporate Bond Fund

Distribution Information

The following table sets forth on a per share basis the distribution that was paid in July 2018 Included in the table is a written statement of the sources of the distribution on a generally accepted accounting principles (“GAAP”) basis.

		Net Income	Gain from Sale of Securities	Return of Principal	Total Distribution
07/31/18	Class A	$0.0236	$0.000	$0.0004	$0.0240
07/31/18	Class C	$0.0195	$0.000	$0.0004	$0.0199
07/31/18	Class R	$0.0222	$0.000	$0.0004	$0.0226
07/31/18	Class Y	$0.0252	$0.000	$0.0004	$0.0256
07/31/18	Class R5	$0.0256	$0.000	$0.0004	$0.0260
07/31/18	Class R6	$0.0260	$0.000	$0.0004	$0.0264

Please note that the information in the preceding chart is for financial accounting purposes only. Shareholders should be aware that the tax treatment of distributions likely differs from GAAP treatment. Form 1099-DIV for the calendar year will report distributions for U.S. federal income tax purposes. This Notice is sent to comply with certain U.S. Securities and Exchange Commission requirements.

40                         Invesco  Corporate Bond Fund

Explore High-Conviction Investing with Invesco

Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎ Fund reports and prospectuses

∎ Quarterly statements

∎ Daily confirmations

∎ Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q (or any successor Form). The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q (or any successor Form) on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q (or any successor Form) may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are shown below.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.
Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.
Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-05686 and 033-39519	Invesco Distributors, Inc.	VK-CBD-SAR-1	10162018	1108

Semiannual Report to Shareholders	August 31, 2018
Invesco Global Real Estate Fund
Nasdaq:
A: AGREX ⬛ C: CGREX ⬛ R: RGREX ⬛ Y: ARGYX ⬛ R5: IGREX ⬛ R6: FGREX

2	Fund Performance
4	Letters to Shareholders
5	Schedule of Investments
8	Financial Statements
10	Notes to Financial Statements
17	Financial Highlights
18	Fund Expenses
19	Approval of Investment Advisory and Sub-Advisory Contracts

For the most current month-end Fund performance and commentary, please visit invesco.com/performance.

Unless otherwise noted, all data provided by Invesco.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Fund Performance

Performance summary

Fund vs. Indexes

Cumulative total returns, 2/28/18 to 8/31/18, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	7.22%
Class C Shares	6.83
Class R Shares	7.10
Class Y Shares	7.28
Class R5 Shares	7.42
Class R6 Shares	7.39
MSCI World Index▼ (Broad Market Index)	3.89
Custom Invesco Global Real Estate Index∎ (Style-Specific Index)	7.02
Lipper Global Real Estate Funds Classification Average♦ (Peer Group)	8.87

Source(s): ▼FactSet Research Systems Inc.; ∎Invesco, FactSet Research Systems Inc.; ♦Lipper Inc.

The MSCI World IndexSM is an unmanaged index considered representative of stocks of developed countries. The index is computed using the net return, which withholds applicable taxes for non-resident investors.

    The Custom Invesco Global Real Estate Index is composed of the FTSE EPRA/NAREIT Developed Index (net) through June 30, 2014; and the FTSE/EPRA NAREIT Global Index (net) from July 1, 2014.

    The Lipper Global Real Estate Funds Classification Average represents an average of all funds in the Lipper Global Real Estate Funds classification.

    The FTSE EPRA/NAREIT Developed Index (Net) is an unmanaged index considered representative of global real estate companies and REITs. The index is computed using the net return, which withholds taxes for non-resident investors.

    The FTSE EPRA/NAREIT Global Index (Net) is designed to track the performance of listed real estate companies and REITs in both developed and emerging markets. The index is computed using the net return, which withholds taxes for non-resident investors.

    The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

    A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

For more information about your Fund

Read the most recent quarterly commentary from your Fund’s portfolio managers by visiting invesco.com/us. Click on “Products” and select “Mutual Funds.” Use the “Product Finder” to locate your Fund; then click on its name to access its product detail page. There, you can learn more about your Fund’s investment strategies, holdings and performance.

    Also, visit blog.invesco.us.com, where many of Invesco’s investment professionals share their insights about market and economic news and trends.

2	Invesco Global Real Estate Fund

Average Annual Total Returns
As of 8/31/18, including maximum applicable sales charges

Class A Shares
Inception (4/29/05)	5.22%
10 Years	4.16
5 Years	5.20
1 Year	-0.93

Class C Shares
Inception (4/29/05)	4.87%
10 Years	3.95
5 Years	5.59
1 Year	3.02

Class R Shares
Inception (4/29/05)	5.40%
10 Years	4.47
5 Years	6.12
1 Year	4.53

Class Y Shares
10 Years	5.00%
5 Years	6.65
1 Year	5.05

Class R5 Shares
Inception (4/29/05)	6.17%
10 Years	5.28
5 Years	6.89
1 Year	5.15

Class R6 Shares
10 Years	5.07%
5 Years	6.94
1 Year	5.16

Class Y shares incepted on October 3, 2008. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares.

    Class R6 shares incepted on September 24, 2012. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares.

    The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that

Average Annual Total Returns
As of 6/30/18, the most recent calendar quarter end, including maximum applicable sales charges

Class A Shares
Inception (4/29/05)	5.17%
10 Years	3.77
5 Years	4.26
1 Year	0.32

Class C Shares
Inception (4/29/05)	4.84%
10 Years	3.58
5 Years	4.66
1 Year	4.40

Class R Shares
Inception (4/29/05)	5.36%
10 Years	4.09
5 Years	5.16
1 Year	5.85

Class Y Shares
10 Years	4.62%
5 Years	5.72
1 Year	6.45

Class R5 Shares
Inception (4/29/05)	6.13%
10 Years	4.91
5 Years	5.94
1 Year	6.48

Class R6 Shares
10 Years	4.69%
5 Years	6.01
1 Year	6.56

you may have a gain or loss when you sell shares.

    The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares was 1.27%, 2.02%, 1.52%, 1.02%, 0.93% and 0.85%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

3	Invesco Global Real Estate Fund

Letters to Shareholders

Bruce Crockett

Dear Fellow Shareholders:

As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment. This includes but is not limited to: ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can use to strive to meet your financial needs as your investment goals change over time; monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions; assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus; and monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

    We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper, Inc. (a subsidiary of Broadridge Financial Solutions, Inc.), an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

    As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

Philip Taylor

Dear Shareholders:

This semiannual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period.

    The investment professionals at Invesco invest with high conviction. This means that, no matter the asset class or the strategy, each investment team has a passion to exceed. We want to help investors achieve better outcomes, such as seeking higher returns, helping mitigate risk and generating income. Of course, investing with high conviction can’t guarantee a profit or ensure success; no investment strategy can. To learn more about how we invest with high conviction, visit invesco.com/HighConviction.

    Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. To do so, select “Log In” on the right side of the homepage, and then select “Register for Individual Account Access.”

    Finally, I’m pleased to share with you Invesco’s commitment to both the Principles for Responsible Investment and to considering environmental, social and governance issues in our robust investment process. I invite you to learn more at invesco.com/esg.

    For questions about your account, contact an Invesco client services representative at 800 959 4246. For Invesco-related questions or comments, please email me directly at phil@invesco.com.

    All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.

Sincerely,

Philip Taylor

Senior Managing Director, Invesco Ltd.

4	Invesco Global Real Estate Fund

Schedule of Investments

August 31, 2018

(Unaudited)

	Shares	Value
Real Estate Investment Trusts, Common Stocks & Other Equity Interests–99.10%
Australia–4.14%
Dexus	672,289	$5,181,068
Goodman Group	1,387,037	10,669,408
GPT Group (The)	942,372	3,514,694
Mirvac Group	3,853,459	6,731,712
Scentre Group	4,237,564	12,583,307
		38,680,189

Brazil–0.41%
BR Malls Participacoes S.A.(a)	602,376	1,349,165
BR Properties S.A.	309,000	697,392
Cyrela Brazil Realty S.A. Empreendimentos e Participacoes	162,500	438,585
MRV Engenharia e Participacoes S.A.	219,300	703,371
Multiplan Empreendimentos Imobiliarios S.A.	142,400	657,812
		3,846,325

Canada–2.03%
Allied Properties REIT	131,592	4,396,147
Canadian Apartment Properties REIT	105,070	3,733,174
Chartwell Retirement Residences	216,909	2,510,213
H&R REIT	141,800	2,207,203
Killam Apartment REIT	199,160	2,422,340
RioCan REIT	192,300	3,722,791
		18,991,868

Chile–0.09%
Parque Arauco S.A.	325,172	810,787

China–6.18%
Agile Group Holdings Ltd.	786,000	1,283,846
CapitaLand Retail China Trust	471,100	494,341
China Aoyuan Property Group Ltd.	688,000	513,675
China Evergrande Group(a)	1,671,000	5,993,177
China Jinmao Holdings Group Ltd.	6,046,000	2,853,898
China Overseas Grand Oceans Group Ltd.	1,039,000	366,689
China Overseas Land & Investment Ltd.	2,885,700	9,136,500
China Resources Land Ltd.	1,789,377	6,235,359
China SCE Group Holdings Ltd.	867,000	388,834
China Vanke Co., Ltd.–Class H	1,112,800	3,864,889
CIFI Holdings (Group) Co. Ltd.	2,592,000	1,499,410
Country Garden Holdings Co. Ltd.	4,415,000	6,570,158
Guangzhou R&F Properties Co. Ltd.–Class H	506,400	1,023,644
Jiayuan International Group Ltd.	566,000	1,130,745
KWG Property Holding Ltd.	1,637,000	1,749,899
Logan Property Holdings Co. Ltd.	1,036,000	1,293,565
Longfor Group Holdings Ltd.	1,168,500	3,245,544
Shimao Property Holdings Ltd.	1,191,000	3,543,576
Sino-Ocean Group Holding Ltd.	1,539,000	782,373

	Shares	Value
China–(continued)
SOHO China Ltd.	1,145,000	$459,535
Sunac China Holdings Ltd.	1,263,000	4,135,602
Times China Holdings Ltd.	632,000	749,668
Yanlord Land Group Ltd.	390,000	431,976
		57,746,903

France–2.88%
ICADE	74,114	7,231,573
Klepierre S.A.	99,131	3,556,008
Unibail-Rodamco-Westfield	76,744	16,125,672
		26,913,253

Germany–5.91%
Aroundtown S.A.	902,139	8,048,448
Deutsche Wohnen S.E.	257,645	13,022,818
Grand City Properties S.A.	348,006	9,494,004
LEG Immobilien AG	57,158	6,977,199
Vonovia S.E.	344,854	17,691,069
		55,233,538

Hong Kong–7.42%
CK Asset Holdings Ltd.	1,900,000	13,544,281
Hang Lung Properties Ltd.	2,007,000	3,963,523
Hongkong Land Holdings Ltd.	506,600	3,505,672
K Wah International Holdings Ltd.	641,000	352,813
Kerry Properties Ltd.	339,000	1,284,958
Link REIT	1,502,500	14,970,059
Mapletree North Asia Commercial Trust–REGS(b)	953,300	805,821
New World Development Co. Ltd.	6,306,000	8,409,016
Sino Land Co. Ltd.	1,890,000	3,206,603
Sun Hung Kai Properties Ltd.	1,052,600	15,623,976
Swire Properties Ltd.	800,200	3,145,256
Yuexiu REIT	827,000	561,610
		69,373,588

India–0.25%
Ascendas India Trust	771,000	646,105
DLF Ltd.	220,058	684,398
Oberoi Realty Ltd.	157,386	977,303
		2,307,806

Indonesia–0.27%
PT Bumi Serpong Damai Tbk(a)	5,971,000	487,097
PT Ciputra Development Tbk	16,716,474	960,260
PT Pakuwon Jati Tbk	21,379,100	748,487
PT Summarecon Agung Tbk	6,968,900	312,677
		2,508,521

Ireland–0.32%
Green REIT PLC	1,696,996	3,014,165

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

5                         Invesco Global Real Estate Fund

	Shares	Value
Japan–9.70%
Activia Properties, Inc.	401	$1,765,295
Advance Residence Investment Corp.	1,020	2,605,095
AEON REIT Investment Corp.	927	997,268
Daiwa Office Investment Corp.	565	3,443,509
Fukuoka REIT Corp.	1,281	1,965,092
GLP J–REIT(b)	885	886,753
GLP J–REIT	2,831	2,836,607
Hulic Co., Ltd.	380,400	3,592,599
Japan Hotel REIT Investment Corp.	6,121	4,639,793
Japan Prime Realty Investment Corp.	612	2,214,836
Japan Real Estate Investment Corp.	865	4,602,224
Japan Retail Fund Investment Corp.	1,468	2,656,356
Kenedix Office Investment Corp.	290	1,801,404
Mitsubishi Estate Co., Ltd.	806,300	13,388,732
Mitsui Fudosan Co., Ltd.	652,200	14,939,889
Mitsui Fudosan Logistics Park Inc.	519	1,502,147
Nippon Building Fund Inc.	803	4,677,179
Nippon Prologis REIT Inc.	1,015	1,978,281
Nomura Real Estate Master Fund, Inc.	1,749	2,437,389
ORIX JREIT Inc.	1,523	2,377,459
Sumitomo Realty & Development Co., Ltd.	268,000	9,272,276
Tokyo Tatemono Co., Ltd.	207,500	2,544,247
United Urban Investment Corp.	2,232	3,522,413
		90,646,843

Malaysia–0.44%
IOI Properties Group Bhd.	2,753,500	1,172,700
KLCCP Stapled Group	738,000	1,386,556
Mah Sing Group Bhd.	1,630,400	468,209
Sime Darby Property Bhd	3,366,000	1,032,164
		4,059,629

Malta–0.00%
BGP Holdings PLC (Acquired 08/06/2009; Cost $0)(a)(b)(c)	9,888,325	0

Mexico–0.45%
Fibra Uno Administracion S.A. de C.V.	1,866,800	2,443,507
Macquarie Mexico Real Estate Management S.A. de C.V.	1,213,300	1,334,658
PLA Administradora Industrial, S. de R.L. de C.V.	287,400	431,109
		4,209,274

Philippines–0.82%
Ayala Land, Inc.	3,831,700	3,183,425
Robinsons Land Corp.	1,349,500	536,656
SM Prime Holdings Inc.	5,391,700	3,925,849
		7,645,930

Singapore–2.23%
Ascendas REIT	2,241,200	4,474,887
CapitaLand Commercial Trust	3,501,400	4,516,125
CapitaLand Ltd.	1,391,400	3,477,740
City Developments Ltd.	596,900	4,036,459
Mapletree Commercial Trust	1,957,500	2,325,093

	Shares	Value
Singapore–(continued)
UOL Group Ltd.	388,000	$1,953,713
		20,784,017

South Africa–0.77%
Growthpoint Properties Ltd.	1,964,564	3,400,893
Hyprop Investments Ltd.	291,926	2,026,202
SA Corporate Real Estate Ltd.	5,973,819	1,780,475
		7,207,570

Spain–0.71%
Inmobiliaria Colonial SOCIMI, S.A.	98,056	1,061,495
Merlin Properties SOCIMI, S.A.	398,276	5,559,862
		6,621,357

Sweden–1.56%
Fabege AB	371,800	4,969,155
Hufvudstaden AB–Class A	328,072	5,119,741
Wihlborgs Fastigheter AB	374,845	4,521,086
		14,609,982

Switzerland–0.73%
Swiss Prime Site AG	74,386	6,858,311

Thailand–0.58%
AP Thailand PCL	2,652,400	762,932
Central Pattana PCL	1,284,100	3,233,670
Supalai PCL	437,600	323,248
Supalai PCL–NVDR	560,500	414,032
WHA Corp. PCL–NVDR	5,675,500	696,423
		5,430,305

Turkey–0.04%
Emlak Konut Gayrimenkul Yatirim Ortakligi A.S.	1,387,335	388,586

United Arab Emirates–0.12%
Emaar Malls PJSC	2,033,781	1,107,452

United Kingdom–4.01%
Big Yellow Group PLC	230,968	2,820,384
Derwent London PLC	104,003	4,101,197
Grainger PLC	611,403	2,433,164
Great Portland Estates PLC	378,564	3,540,635
Land Securities Group PLC	553,581	6,576,869
SEGRO PLC	837,361	7,149,636
Tritax Big Box REIT PLC	2,528,152	4,945,360
UNITE Group PLC (The)	292,869	3,367,955
Workspace Group PLC	186,051	2,566,133
		37,501,333

United States–47.04%
Alexandria Real Estate Equities, Inc.	69,688	8,944,455
American Campus Communities, Inc.	185,787	7,790,049
American Homes 4 Rent–Class A	206,504	4,790,893
American Tower Corp.–Class A	21,350	3,183,712
AvalonBay Communities, Inc.	143,304	26,266,190
Boston Properties, Inc.	148,367	19,354,475

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

6                         Invesco Global Real Estate Fund

	Shares	Value
United States–(continued)
Corporate Office Properties Trust	120,796	$3,718,101
Cousins Properties, Inc.	352,401	3,294,949
Crown Castle International Corp.	72,973	8,321,111
CyrusOne Inc.	27,791	1,860,885
Digital Realty Trust, Inc.	72,592	9,021,734
Duke Realty Corp.	123,652	3,522,845
EastGroup Properties, Inc.	27,795	2,703,620
Empire State Realty Trust Inc.–Class A	234,352	4,122,252
Equinix, Inc.	14,464	6,308,184
Equity LifeStyle Properties, Inc.	43,900	4,253,032
Equity Residential	218,729	14,818,890
Essex Property Trust, Inc.	37,667	9,276,629
Extra Space Storage Inc.	105,498	9,727,971
Federal Realty Investment Trust	61,486	8,030,686
HCP, Inc.	168,668	4,559,096
Healthcare Realty Trust, Inc.	426,321	13,198,898
Hilton Worldwide Holdings Inc.	95,269	7,394,780
Host Hotels & Resorts Inc.	218,946	4,713,907
Hudson Pacific Properties Inc.	299,636	10,139,682
Invitation Homes Inc.	496,441	11,601,826
Kilroy Realty Corp.	112,831	8,252,459
Liberty Property Trust	145,774	6,377,613
Macerich Co. (The)	137,438	8,073,108
Mid-America Apartment Communities, Inc.	161,626	16,737,989
National Health Investors, Inc.	71,227	5,644,740
National Retail Properties, Inc.	138,015	6,361,111
Park Hotels & Resorts Inc.	308,325	10,313,471
Pebblebrook Hotel Trust	79,008	3,050,499
PotlatchDeltic Corp.	57,697	2,786,765
Prologis, Inc.	449,375	30,189,013

	Shares	Value
United States–(continued)
Public Storage	98,437	$20,925,737
QTS Realty Trust, Inc.–Class A	53,644	2,453,140
Realty Income Corp.	133,160	7,799,181
Regency Centers Corp.	59,804	3,948,858
Retail Opportunity Investments Corp.	633,568	12,506,632
SBA Communications Corp.–Class A(a)	3,027	469,881
Simon Property Group, Inc.	159,230	29,143,867
SL Green Realty Corp.	86,556	9,036,446
Sun Communities, Inc.	71,876	7,416,166
Sunstone Hotel Investors, Inc.	409,622	6,873,457
Ventas, Inc.	139,590	8,357,253
Washington REIT	289,263	9,129,140
Welltower Inc.	126,153	8,415,667
Weyerhaeuser Co.	127,129	4,412,648
		439,593,693
Total Real Estate Investment Trusts, Common Stocks & Other Equity Interests (Cost $776,146,153)		926,091,225

Money Market Funds–1.68%
Invesco Government & Agency Portfolio–Institutional Class, 1.85%(d)	5,491,971	5,491,971
Invesco Liquid Assets Portfolio–Institutional Class, 2.07%(d)	3,921,428	3,922,996
Invesco Treasury Portfolio–Institutional Class, 1.85%(d)	6,276,538	6,276,538
Total Money Market Funds (Cost $15,691,345)		15,691,505
TOTAL INVESTMENTS IN SECURITIES–100.78% (Cost $791,837,498)		941,782,730
OTHER ASSETS LESS LIABILITIES–(0.78)%		(7,281,657)
NET ASSETS–100.00%		$934,501,073

Investment Abbreviations:

NVDR	– Non-Voting Depositary Receipt
REGS	– Regulation S
REIT	– Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	Non-income producing security.
(b)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at August 31, 2018 was $1,692,574, which represented less than 1% of the Fund’s Net Assets.

(c)	Security valued using significant unobservable inputs (Level 3). See Note 3.
(d)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of August 31, 2018.

Portfolio Composition

By country, based on Net Assets

as of August 31, 2018

United States	47.0%
Japan	9.7
Hong Kong	7.4
China	6.2
Germany	5.9
Australia	4.2
United Kingdom	4.0
France	2.9
Singapore	2.2
Canada	2.0
Countries each less than 2.0% of portfolio	7.6
Money Market Funds Plus Other Assets Less Liabilities	0.9

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

7                         Invesco Global Real Estate Fund

Statement of Assets and Liabilities

August 31, 2018

(Unaudited)

Assets:
Investments in securities, at value (Cost $776,146,153)	$926,091,225
Investments in affiliated money market funds, at value (Cost $15,691,345)	15,691,505
Foreign currencies, at value (Cost $1,320,886)	1,308,421
Receivable for:
Investments sold	1,940,038
Fund shares sold	405,422
Dividends	1,303,380
Investment for trustee deferred compensation and retirement plans	162,005
Total assets	946,901,996

Liabilities:
Payable for:
Investments purchased	1,459,217
Fund shares reacquired	820,351
Accrued foreign taxes	303,354
Amount due custodian	8,969,849
Accrued fees to affiliates	428,057
Accrued trustees’ and officers’ fees and benefits	5,957
Accrued other operating expenses	232,468
Trustee deferred compensation and retirement plans	181,670
Total liabilities	12,400,923
Net assets applicable to shares outstanding	$934,501,073

Net assets consist of:
Shares of beneficial interest	$743,222,397
Undistributed net investment income	(3,142,801)
Undistributed net realized gain	44,495,279
Net unrealized appreciation	149,926,198
$934,501,073

Net Assets:
Class A	$154,301,809
Class C	$25,827,918
Class R	$24,594,999
Class Y	$252,413,802
Class R5	$271,762,406
Class R6	$205,600,139

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	11,367,163
Class C	1,903,451
Class R	1,813,226
Class Y	18,598,087
Class R5	20,078,393
Class R6	15,191,454
Class A:
Net asset value per share	$13.57
Maximum offering price per share
(Net asset value of $13.57 ÷ 94.50%)	$14.36
Class C:
Net asset value and offering price per share	$13.57
Class R:
Net asset value and offering price per share	$13.56
Class Y:
Net asset value and offering price per share	$13.57
Class R5:
Net asset value and offering price per share	$13.54
Class R6:
Net asset value and offering price per share	$13.53

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8                         Invesco Global Real Estate Fund

Statement of Operations

For the six months ended August 31, 2018

(Unaudited)

Investment income:
Dividends (net of foreign withholding taxes of $1,402,613)	$31,416,667
Dividends from affiliated money market funds	97,113
Total investment income	31,513,780

Expenses:
Advisory fees	4,796,486
Administrative services fees	163,006
Custodian fees	204,667
Distribution fees:
Class A	197,658
Class C	136,024
Class R	61,382
Transfer agent fees — A, C, R and Y	690,825
Transfer agent fees — R5	127,213
Transfer agent fees — R6	10,274
Trustees’ and officers’ fees and benefits	19,221
Registration and filing fees	72,084
Reports to shareholders	120,470
Professional services fees	37,860
Other	37,211
Total expenses	6,674,381
Less: Fees waived and expense offset arrangement(s)	(6,737)
Net expenses	6,667,644
Net investment income	24,846,136

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities (net of foreign taxes of $192,723)	45,841,125
Foreign currencies	(744,830)
45,096,295
Change in net unrealized appreciation (depreciation) of:
Investment securities (net of foreign taxes of $112,696)	12,865,140
Foreign currencies	(180,531)
12,684,609
Net realized and unrealized gain	57,780,904
Net increase in net assets resulting from operations	$82,627,040

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9                         Invesco Global Real Estate Fund

Statement of Changes in Net Assets

For the six months ended August 31, 2018 and the year ended February 28, 2018

(Unaudited)

	August 31, 2018	February 28, 2018
Operations:
Net investment income	$24,846,136	$39,182,357
Net realized gain	45,096,295	63,681,348
Change in net unrealized appreciation (depreciation)	12,684,609	(55,469,688)
Net increase in net assets resulting from operations	82,627,040	47,394,017

Distributions to shareholders from net investment income:
Class A	(1,167,423)	(3,593,200)
Class B	—	(7,332)
Class C	(99,835)	(435,934)
Class R	(150,677)	(348,433)
Class Y	(5,666,196)	(19,149,752)
Class R5	(2,477,790)	(6,963,434)
Class R6	(1,929,694)	(3,996,007)
Total distributions from net investment income	(11,491,615)	(34,494,092)

Distributions to shareholders from net realized gains:
Class A	—	(1,009,959)
Class B	—	(3,020)
Class C	—	(194,866)
Class R	—	(112,061)
Class Y	—	(4,047,858)
Class R5	—	(1,737,221)
Class R6	—	(1,203,047)
Total distributions from net realized gains	—	(8,308,032)

Share transactions–net:
Class A	(11,948,193)	(64,694,068)
Class B	—	(912,132)
Class C	(3,522,450)	(5,517,814)
Class R	(565,519)	4,273,876
Class Y	(400,020,239)	(558,093,370)
Class R5	(5,306,234)	(3,277,604)
Class R6	(4,828,750)	150,105,737
Net increase (decrease) in net assets resulting from share transactions	(426,191,385)	(478,115,375)
Net increase (decrease) in net assets	(355,055,960)	(473,523,482)

Net assets:
Beginning of period	1,289,557,033	1,763,080,515
End of period (includes undistributed net investment income of $(3,142,801) and $(16,497,322), respectively)	$934,501,073	$1,289,557,033

Notes to Financial Statements

August 31, 2018

(Unaudited)

NOTE 1—Significant Accounting Policies

Invesco Global Real Estate Fund (the “Fund”), is a series portfolio of AIM Investment Securities Funds (Invesco Investment Securities Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

10                         Invesco Global Real Estate Fund

The Fund’s investment objective is total return through growth of capital and current income.

The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services — Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

11                         Invesco Global Real Estate Fund

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

The Fund recharacterizes distributions received from REIT investments based on information provided by the REIT into the following categories: ordinary income, long-term and short-term capital gains, and return of capital. If information is not available on a timely basis from the REIT, the recharacterization will be based on available information which may include the previous year’s allocation. If new or additional information becomes available from the REIT at a later date, a recharacterization will be made in the following year. The Fund records as dividend income the amount recharacterized as ordinary income and as realized gain the amount recharacterized as capital gain in the Statement of Operations, and the amount recharacterized as return of capital as a reduction of the cost of the related investment. These recharacterizations are reflected in the accompanying financial statements.

C.

Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions — Distributions from net investment income, if any, are declared and paid quarterly and are recorded on the ex-dividend date. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

12                         Invesco Global Real Estate Fund

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

J.

Forward Foreign Currency Contracts — The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

K.

Other Risks — The Fund’s investments are concentrated in a comparatively narrow segment of the economy. Consequently, the Fund may tend to be more volatile than other mutual funds, and the value of the Fund’s investments may tend to rise and fall more rapidly.

Because the Fund concentrates its assets in the real estate industry, an investment in the Fund will be closely linked to the performance of the real estate markets. Property values may fall due to increasing vacancies or declining rents resulting from economic, legal, cultural or technological developments.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $250 million	0.75%
Next $250 million	0.74%
Next $500 million	0.73%
Next $1.5 billion	0.72%
Next $2.5 billion	0.71%
Next $2.5 billion	0.70%
Next $2.5 billion	0.69%
Over $10 billion	0.68%

For the six months ended August 31, 2018, the effective advisory fees incurred by the Fund was 0.73%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC, formerly Invesco PowerShares Capital Management LLC, and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2019, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 2.00%, 2.75%, 2.25%, 1.75%, 1.75% and 1.75%, respectively, of average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2019. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under these expense limits.

Further, the Adviser has contractually agreed, through at least June 30, 2020, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the six months ended August 31, 2018, the Adviser waived advisory fees of $4,634.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended August 31, 2018, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees.

13                         Invesco Global Real Estate Fund

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the six months ended August 31, 2018, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the six months ended August 31, 2018, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the six months ended August 31, 2018, IDI advised the Fund that IDI retained $6,023 in front-end sales commissions from the sale of Class A shares and $601 and $530 from Class A and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —

Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 —

Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of August 31, 2018. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The Fund’s policy is to recognize transfers in and out of the valuation levels as of the end of the reporting period. During the six months ended August 31, 2018, there were transfers from Level 2 to Level 1 of $311,161,922, due to foreign fair value adjustments.

	Level 1	Level 2	Level 3	Total
Investments in Securities
Australia	$22,582,188	$16,098,001	$—	$38,680,189
Brazil	3,846,325	—	—	3,846,325
Canada	18,991,868	—	—	18,991,868
Chile	810,787	—	—	810,787
China	44,961,486	12,785,417	—	57,746,903
France	26,913,253	—	—	26,913,253
Germany	55,233,538	—	—	55,233,538
Hong Kong	57,757,969	11,615,619	—	69,373,588
India	2,307,806	—	—	2,307,806
Indonesia	2,508,521	—	—	2,508,521
Ireland	3,014,165	—	—	3,014,165
Japan	77,781,968	12,864,875	—	90,646,843
Malaysia	4,059,629	—	—	4,059,629
Malta	—	—	0	0
Mexico	4,209,274	—	—	4,209,274
Philippines	7,645,930	—	—	7,645,930

14                         Invesco Global Real Estate Fund

	Level 1	Level 2	Level 3	Total
Singapore	$20,784,017	$—	$—	$20,784,017
South Africa	7,207,570	—	—	7,207,570
Spain	6,621,357	—	—	6,621,357
Sweden	9,490,241	5,119,741	—	14,609,982
Switzerland	6,858,311	—	—	6,858,311
Thailand	4,667,373	762,932	—	5,430,305
Turkey	388,586	—	—	388,586
United Arab Emirates	1,107,452	—	—	1,107,452
United Kingdom	26,983,742	10,517,591	—	37,501,333
United States	439,593,693	—	—	439,593,693
Money Market Funds	15,691,505	—	—	15,691,505
Total Investments	$872,018,554	$69,764,176	$0	$941,782,730

NOTE 4—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the six months ended August 31, 2018, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $2,103.

NOTE 5—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 6—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 7—Tax Information

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be reported at the Fund’s fiscal year-end.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund did not have a capital loss carryforward as of February 28, 2018.

15                         Invesco Global Real Estate Fund

NOTE 8—Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the six months ended August 31, 2018 was $350,972,468 and $768,584,546, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$119,592,966
Aggregate unrealized (depreciation) of investments	(15,464,293)
Net unrealized appreciation of investments	$104,128,673

Cost of investments for tax purposes is $837,654,057.

NOTE 9—Share Information

	Summary of Share Activity
	Six months ended August 31, 2018(a)		Year ended February 28, 2018
	Shares	Amount	Shares	Amount
Sold:
Class A	754,619	$10,054,590	1,765,189	$23,138,726
Class B(b)	—	—	656	8,687
Class C	68,020	901,943	412,071	5,473,084
Class R	215,599	2,856,558	944,784	12,470,315
Class Y	5,927,812	78,877,678	16,017,146	208,602,690
Class R5	1,450,950	19,128,160	4,202,682	55,034,770
Class R6	884,153	11,687,037	14,195,205	188,731,566

Issued as reinvestment of dividends:
Class A	80,256	1,057,763	316,795	4,210,701
Class B(b)	—	—	727	9,696
Class C	6,688	88,625	42,470	567,840
Class R	11,410	150,552	34,562	460,245
Class Y	369,240	4,863,203	1,533,559	20,273,302
Class R5	151,465	1,989,089	535,187	7,088,944
Class R6	146,509	1,922,160	389,176	5,183,896

Conversion of Class B shares to Class A shares:(c)
Class A	—	—	43,032	595,560
Class B	—	—	(43,650)	(595,560)

Reacquired:
Class A	(1,738,474)	(23,060,546)	(7,155,531)	(92,639,055)
Class B(b)	—	—	(25,457)	(334,955)
Class C	(339,727)	(4,513,018)	(880,582)	(11,558,738)
Class R	(269,554)	(3,572,629)	(660,420)	(8,656,684)
Class Y	(36,576,364)	(483,761,120)	(59,668,079)	(786,969,362)
Class R5	(1,994,275)	(26,423,483)	(4,950,862)	(65,401,318)
Class R6	(1,392,853)	(18,437,947)	(3,288,889)	(43,809,725)
Net increase (decrease) in share activity	(32,244,526)	$(426,191,385)	(36,240,229)	$(478,115,375)

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 48% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

(b)	Class B shares activity for the period March 1, 2017 through January 26, 2018 (date of conversion).
(c)	Effective as of the close of business January 26, 2018, all outstanding Class B shares were converted to Class A shares.

16                         Invesco Global Real Estate Fund

NOTE 10—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)		Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover(c)
Class A
Six months ended 08/31/18	$12.76	$0.24		$0.67	$0.91	$(0.10)	$—	$(0.10)	$13.57	7.15%	$154,302	1.25	%(e)	1.25	%(e)	3.57	%(e)	28%
Year ended 02/28/18	12.83	0.30	(d)	(0.01)	0.29	(0.28)	(0.08)	(0.36)	12.76	2.17	156,543	1.27		1.27		2.31	(d)	51
Year ended 02/28/17	11.94	0.20		1.16	1.36	(0.47)	—	(0.47)	12.83	11.54	221,942	1.36		1.36		1.54		57
Year ended 02/29/16	13.51	0.19		(1.53)	(1.34)	(0.23)	—	(0.23)	11.94	(10.00)	254,298	1.43		1.43		1.47		84
Year ended 02/28/15	12.11	0.21		1.53	1.74	(0.34)	—	(0.34)	13.51	14.53	300,895	1.44		1.44		1.64		43
Year ended 02/28/14	11.97	0.13		0.25	0.38	(0.24)	—	(0.24)	12.11	3.31	283,279	1.46		1.46		1.05		45
Class C
Six months ended 08/31/18	12.75	0.19		0.68	0.87	(0.05)	—	(0.05)	13.57	6.83	25,828	2.00	(e)	2.00	(e)	2.82	(e)	28
Year ended 02/28/18	12.83	0.21	(d)	(0.03)	0.18	(0.18)	(0.08)	(0.26)	12.75	1.33	27,654	2.02		2.02		1.56	(d)	51
Year ended 02/28/17	11.95	0.10		1.16	1.26	(0.38)	—	(0.38)	12.83	10.62	33,299	2.11		2.11		0.79		57
Year ended 02/29/16	13.52	0.09		(1.53)	(1.44)	(0.13)	—	(0.13)	11.95	(10.67)	36,419	2.18		2.18		0.72		84
Year ended 02/28/15	12.10	0.12		1.52	1.64	(0.22)	—	(0.22)	13.52	13.62	45,476	2.19		2.19		0.89		43
Year ended 02/28/14	11.95	0.04		0.26	0.30	(0.15)	—	(0.15)	12.10	2.61	44,250	2.21		2.21		0.30		45
Class R
Six months ended 08/31/18	12.75	0.22		0.67	0.89	(0.08)	—	(0.08)	13.56	7.02	24,595	1.50	(e)	1.50	(e)	3.32	(e)	28
Year ended 02/28/18	12.83	0.27	(d)	(0.02)	0.25	(0.25)	(0.08)	(0.33)	12.75	1.84	23,658	1.52		1.52		2.06	(d)	51
Year ended 02/28/17	11.95	0.17		1.15	1.32	(0.44)	—	(0.44)	12.83	11.17	19,718	1.61		1.61		1.29		57
Year ended 02/29/16	13.52	0.16		(1.53)	(1.37)	(0.20)	—	(0.20)	11.95	(10.22)	17,999	1.68		1.68		1.22		84
Year ended 02/28/15	12.11	0.18		1.53	1.71	(0.30)	—	(0.30)	13.52	14.25	20,703	1.69		1.69		1.39		43
Year ended 02/28/14	11.96	0.10		0.26	0.36	(0.21)	—	(0.21)	12.11	3.13	16,415	1.71		1.71		0.80		45
Class Y
Six months ended 08/31/18	12.76	0.26		0.67	0.93	(0.12)	—	(0.12)	13.57	7.28	252,414	1.00	(e)	1.00	(e)	3.82	(e)	28
Year ended 02/28/18	12.83	0.34	(d)	(0.02)	0.32	(0.31)	(0.08)	(0.39)	12.76	2.42	623,470	1.02		1.02		2.56	(d)	51
Year ended 02/28/17	11.95	0.23		1.15	1.38	(0.50)	—	(0.50)	12.83	11.72	1,167,799	1.11		1.11		1.79		57
Year ended 02/29/16	13.52	0.22		(1.53)	(1.31)	(0.26)	—	(0.26)	11.95	(9.77)	1,199,430	1.18		1.18		1.72		84
Year ended 02/28/15	12.13	0.24		1.53	1.77	(0.38)	—	(0.38)	13.52	14.79	835,123	1.19		1.19		1.89		43
Year ended 02/28/14	11.98	0.16		0.26	0.42	(0.27)	—	(0.27)	12.13	3.66	640,339	1.21		1.21		1.30		45
Class R5
Six months ended 08/31/18	12.72	0.26		0.68	0.94	(0.12)	—	(0.12)	13.54	7.42	271,762	0.93	(e)	0.93	(e)	3.89	(e)	28
Year ended 02/28/18	12.81	0.35	(d)	(0.03)	0.32	(0.33)	(0.08)	(0.41)	12.72	2.40	260,397	0.93		0.93		2.65	(d)	51
Year ended 02/28/17	11.93	0.26		1.15	1.41	(0.53)	—	(0.53)	12.81	12.00	264,906	0.88		0.88		2.02		57
Year ended 02/29/16	13.49	0.25		(1.52)	(1.27)	(0.29)	—	(0.29)	11.93	(9.47)	296,506	0.91		0.91		1.99		84
Year ended 02/28/15	12.11	0.29		1.52	1.81	(0.43)	—	(0.43)	13.49	15.17	337,415	0.88		0.88		2.20		43
Year ended 02/28/14	11.97	0.20		0.25	0.45	(0.31)	—	(0.31)	12.11	3.91	361,220	0.89		0.89		1.62		45
Class R6
Six months ended 08/31/18	12.72	0.27		0.67	0.94	(0.13)	—	(0.13)	13.53	7.39	205,600	0.84	(e)	0.84	(e)	3.98	(e)	28
Year ended 02/28/18	12.81	0.36	(d)	(0.03)	0.33	(0.34)	(0.08)	(0.42)	12.72	2.49	197,835	0.85		0.85		2.73	(d)	51
Year ended 02/28/17	11.93	0.27		1.15	1.42	(0.54)	—	(0.54)	12.81	12.07	54,547	0.81		0.81		2.09		57
Year ended 02/29/16	13.49	0.26		(1.52)	(1.26)	(0.30)	—	(0.30)	11.93	(9.41)	86,307	0.84		0.84		2.06		84
Year ended 02/28/15	12.12	0.29		1.52	1.81	(0.44)	—	(0.44)	13.49	15.15	135,492	0.84		0.84		2.24		43
Year ended 02/28/14	11.97	0.20		0.27	0.47	(0.32)	—	(0.32)	12.12	4.03	163,844	0.85		0.85		1.66		45

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)

Net investment income per share and the ratio of net investment income to average net assets includes significant dividends received during the year ended February 28, 2018. Net investment income per share and the ratio of net investment income to average net assets excluding the significant dividends are $0.25 and 1.92%, $0.16 and 1.17%, $0.22 and 1.67%, $0.29 and 2.17%, $0.30 and 2.26%, $0.31 and 2.34% for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

(e)

Ratios are annualized and based on average daily net assets (000’s omitted) of $156,826, $26,983, $24,352, $613,969, $271,181 and $203,879 for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

17                         Invesco Global Real Estate Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2018 through August 31, 2018.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Class	Beginning Account Value (03/01/18)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (08/31/18)[1]	Expenses Paid During Period[2]	Ending Account Value (08/31/18)	Expenses Paid During Period[2]
A	$1,000.00	$1,072.20	$6.53	$1,018.90	$6.36	1.25%
C	1,000.00	1,068.30	10.43	1,015.12	10.16	2.00
R	1,000.00	1,071.00	7.83	1,017.64	7.63	1.50
Y	1,000.00	1,072.80	5.22	1,020.16	5.09	1.00
R5	1,000.00	1,074.20	4.86	1,020.52	4.74	0.93
R6	1,000.00	1,073.90	4.39	1,020.97	4.28	0.84

[1]

The actual ending account value is based on the actual total return of the Fund for the period March 1, 2018 through August 31, 2018, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

18                         Invesco Global Real Estate Fund

Approval of Investment Advisory and Sub-Advisory Contracts

At meetings held on June 5-6, 2018, the Board of Trustees (the Board or the Trustees) of AIM Investment Securities Funds (Invesco Investment Securities Funds) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Invesco Global Real Estate Fund’s (the Fund) Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc., Invesco Canada Ltd. and separate Sub-Advisory Contracts with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2018. After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.

The Board’s Evaluation Process

The Board’s Investments Committee has established three Sub-Committees, which meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). Over the course of each year, the Sub-Committees meet with portfolio managers for their assigned Invesco Funds and other members of management to review detailed information about investment performance and portfolio attributes of these funds. The Board took into account evaluations and reports that it received from the Investments Committee and Sub-Committees, as well as the information provided to such committees and the Board throughout the year, in considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts.

As part of the contract renewal process, the Board reviews and considers information provided in response to detailed requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees. The Board receives comparative investment performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and Broadridge Financial Solutions, Inc. (Broadridge), an independent mutual fund data provider. The Board also receives an independent written evaluation from the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel throughout the year, the independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and in prior years and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee. This information is current as of June 6, 2018.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s). The Board’s review included consideration of Invesco Advisers’ investment process oversight and structure, credit analysis and investment risk management. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds such as various back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance. The Board also reviewed and considered the benefits to shareholders of investing in a fund that is part of the Invesco family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in conducting an investment management business, as well as its commitment of financial and other resources to such business. The Board concluded that the nature, extent and quality of the services provided to the Fund by

Invesco Advisers are appropriate and satisfactory.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory.

B.	Fund Investment Performance

The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement as well as the sub-advisory contracts for the Fund, as Invesco Asset Management Limited currently manages assets of the Fund.

The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2017 to the performance of funds in the Broadridge performance universe and against the Lipper Global Real Estate Funds Index. The Board noted that performance of Class A shares of the Fund was in the second quintile of its performance universe for the one year period and the fourth quintile for the three and five year periods (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was reasonably comparable to the performance of the Index for the one year period, and below the performance of the Index for the three and five year periods. The Board noted that the Fund’s high-quality bias negatively impacted the Fund’s relative performance. The Trustees also reviewed more recent Fund performance and this review did not change their conclusions.

C.	Advisory and Sub-Advisory Fees and Fund Expenses

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group. The Board noted that the contractual management fee rate for Class A shares of the Fund was below the

19                         Invesco Global Real Estate Fund

median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain non-portfolio management administrative services fees, but that Broadridge does not provide information on a fund by fund basis as to what is included. The Board also reviewed the methodology used by Broadridge in providing expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group. The Board also considered comparative information regarding the Fund’s total expense ratio and its various components. The Board noted that the Fund’s total expense ratio was in the fourth quintile of its expense group and discussed with management reasons for such relative total expenses.

The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

The Board also considered the fees charged by Invesco Advisers and the Affiliated Sub-Advisers to other similarly managed client accounts. The Board noted that Invesco Advisers or the Affiliated Sub-Advisers may charge lower fees to large institutional clients. Invesco Advisers reviewed with the Board differences in the scope of services it provides to the Invesco Funds relative to certain other types of client accounts, including management of cash flows as a result of redemptions and purchases, necessary infrastructure such as officers, office space, technology, legal and distribution, oversight of service providers, costs and business risks associated with launching new funds and sponsoring and maintaining the product line, preparation of annual registration statement updates and financial information and compliance with federal and state laws and regulations.

The Board also compared the Fund’s effective advisory fee rate (the advisory fee rate after advisory fee waivers and before other expense limitations/waivers) to the effective advisory fee rates of other similarly managed third-party mutual funds advised or sub-advised by Invesco Advisers and its affiliates, based on asset balances as of December 31, 2017.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board noted that Invesco Advisers retains overall responsibility for, and provides services to, sub-advised Invesco Funds, including oversight of the Affiliated Sub-Advisers as well as the additional services described herein other than day-to-day portfolio management.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund. The Board also considered that the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size. The Board noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services. The Board considered the methodology used for calculating profitability and noted the periodic review of such methodology by an independent consultant. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds and the Fund. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing services to the Fund to be excessive given the nature, extent and quality of the services provided. The Board received information from Invesco Advisers demonstrating that Invesco Advisers and the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing administrative, transfer agency and distribution services to the Fund. The Board considered comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; and that the services are required for the operation of the Fund.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements may result in the Fund bearing costs to purchase research that may be used by Invesco Advisers or the Affiliated Sub-Advisers with other clients and may reduce Invesco Advisers’ or the Affiliated Sub-Advisers’ expenses. The Board also considered that it receives periodic reports from Invesco representing that these arrangements are consistent with regulatory requirements. The Board did not deem the soft dollar arrangements to be inappropriate.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds with respect to certain investments in the affiliated money market funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the amount of advisory fees received by Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds is fair and reasonable.

The Board also considered that an affiliated broker may receive commissions for executing certain trades for the Fund. Invesco Advisers and the Affiliated Sub-Advisers may use the affiliated broker to, among other things, control order routing and minimize information leakage, and the Board was advised that such trades are executed in compliance with rules under the federal securities laws and consistent with best execution obligations.

20                         Invesco Global Real Estate Fund

Explore High-Conviction Investing with Invesco

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Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q (or any successor Form). The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q (or any successor Form) on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q (or any successor Form) may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-05686 and 033-39519	Invesco Distributors, Inc.	GRE-SAR-1	10122018	1111

Semiannual Report to Shareholders	August 31, 2018

Invesco Government Money Market Fund
Nasdaq:
Cash Reserve: AIMXX ∎ AX: ACZXX ∎ CX: ACXXX ∎ Investor: INAXX ∎ R6: INVXX

2    Fund Information

3    Letters to Shareholders

4    Schedule of Investments

7    Financial Statements

9    Notes to Financial Statements

14   Financial Highlights

15   Fund Expenses

16   Approval of Investment Advisory and Sub-Advisory Contracts

For the most current month-end Fund performance and commentary, please visit invesco.com/performance.

Unless otherwise noted, all data provided by Invesco.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED  |  MAY LOSE VALUE  |  NO BANK GUARANTEE

Fund Information

You could lose money by investing in the Fund. Although the Fund seeks to preserve your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

The Fund is subject to certain other risks. Please see the current prospectus for more information regarding the risks associated with an investment in the Fund.

Team managed by Invesco Advisers, Inc.

2                                 Invesco Government Money Market Fund

Letters to Shareholders

Bruce Crockett	Dear Fellow Shareholders:
As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment. This includes but is not limited to: ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can use to strive to meet your financial needs as your investment goals change over time; monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions; assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus; and monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.
We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper, Inc. (a subsidiary of Broadridge Financial Solutions, Inc.), an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.
As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett
Independent Chair
Invesco Funds Board of Trustees

Philip Taylor	Dear Shareholders:

This semiannual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period.

    The investment professionals at Invesco invest with high conviction. This means that, no matter the asset class or the strategy, each investment team has a passion to exceed. We want to help investors achieve better outcomes, such as seeking higher returns, helping mitigate risk and generating income. Of course, investing with high conviction can’t guarantee a profit or ensure success; no investment strategy can. To learn more about how we invest with high conviction, visit invesco.com/HighConviction.

    Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. To do so, select “Log In” on the right side of the homepage, and then select “Register for Individual Account Access.”

    Finally, I’m pleased to share with you Invesco’s commitment to both the Principles for Responsible Investment and to considering environmental, social and governance issues in our robust investment process. I invite you to learn more at invesco.com/esg.

For questions about your account, contact an Invesco client services representative at 800 959 4246. For Invesco-related questions or comments, please email me directly at phil@invesco.com.
All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.

Sincerely,

Philip Taylor
Senior Managing Director, Invesco Ltd.

3                             Invesco Government Money Market Fund

Schedule of Investments

August 31, 2018

(Unaudited)

	Interest Rate	Maturity Date	Principal Amount (000)	Value
U.S. Government Sponsored Agency Securities–25.88%
Federal Farm Credit Bank (FFCB)–2.54%
Unsec. Bonds (1 mo. USD LIBOR + 0.18%)(a)	2.24%	02/25/2019	$3,010	$3,013,667
Unsec. Bonds (1 mo. USD LIBOR – 0.06%) (a)	2.02%	12/04/2019	7,500	7,499,756
Unsec. Bonds (1 mo. USD LIBOR – 0.08%)(a)	1.99%	12/16/2019	5,000	5,000,000
Unsec. Bonds (1 mo. USD LIBOR – 0.11%)(a)	1.96%	09/25/2019	5,000	4,999,714
Unsec. Global Bonds (1 mo. USD LIBOR – 0.12%)(a)	1.95%	08/28/2019	10,000	9,999,032
				30,512,169

Federal Home Loan Bank (FHLB)–20.85%
Unsec. Bonds (1 mo. USD LIBOR – 0.06%)(a)	2.01%	10/11/2019	10,000	10,000,000
Unsec. Bonds (1 mo. USD LIBOR – 0.07%)(a)	1.99%	02/15/2019	13,000	13,000,000
Unsec. Bonds (1 mo. USD LIBOR – 0.08%)(a)	2.00%	02/04/2019	5,000	5,000,000
Unsec. Bonds (1 mo. USD LIBOR – 0.08%)(a)	1.99%	02/11/2019	5,000	5,000,000
Unsec. Bonds (1 mo. USD LIBOR – 0.08%)(a)	1.99%	02/28/2019	8,000	8,000,000
Unsec. Bonds (1 mo. USD LIBOR – 0.08%)(a)	2.00%	03/06/2019	9,000	9,000,000
Unsec. Bonds (1 mo. USD LIBOR – 0.08%)(a)	2.00%	03/20/2019	3,000	3,000,000
Unsec. Bonds (1 mo. USD LIBOR – 0.08%)(a)	1.99%	08/22/2019	5,000	5,000,000
Unsec. Bonds (1 mo. USD LIBOR – 0.09%)(a)	1.98%	01/25/2019	5,000	5,000,000
Unsec. Bonds (1 mo. USD LIBOR – 0.09%)(a)	1.97%	05/17/2019	20,000	20,000,000
Unsec. Bonds (1 mo. USD LIBOR – 0.09%)(a)	2.00%	06/06/2019	5,000	5,000,000
Unsec. Bonds (1 mo. USD LIBOR – 0.09%)(a)	1.98%	08/14/2019	5,000	5,000,000
Unsec. Bonds (1 mo. USD LIBOR – 0.09%)(a)	1.99%	12/20/2019	16,000	16,000,000
Unsec. Bonds (1 mo. USD LIBOR – 0.09%)(a)	1.98%	12/27/2019	5,000	5,000,000
Unsec. Bonds (1 mo. USD LIBOR – 0.11%)(a)	1.96%	04/22/2019	7,000	7,000,000
Unsec. Bonds (1 mo. USD LIBOR – 0.12%)(a)	1.95%	12/14/2018	20,000	20,000,000
Unsec. Bonds (1 mo. USD LIBOR – 0.13%)(a)	1.93%	10/10/2018	20,000	20,000,000
Unsec. Bonds (1 mo. USD LIBOR – 0.13%)(a)	1.95%	11/05/2018	18,000	18,000,000
Unsec. Bonds (1 mo. USD LIBOR – 0.13%)(a)	1.94%	11/09/2018	5,000	5,000,000
Unsec. Bonds (1 mo. USD LIBOR – 0.14%)(a)	1.93%	10/12/2018	10,000	10,000,003
Unsec. Bonds (1 mo. USD LIBOR – 0.14%)(a)	1.94%	10/19/2018	5,000	5,000,000
Unsec. Disc. Notes(b)	1.97%	09/18/2018	3,000	2,997,713
Unsec. Disc. Notes(b)	1.97%	10/05/2018	15,000	14,974,709
Unsec. Disc. Notes(b)	2.03%	10/17/2018	1,300	1,296,856
Unsec. Global Bonds (1 mo. USD LIBOR – 0.08%)(a)	2.01%	03/01/2019	5,000	5,000,000
Unsec. Global Bonds (1 mo. USD LIBOR – 0.09%)(a)	1.98%	06/14/2019	5,000	5,000,000
Unsec. Global Bonds (1 mo. USD LIBOR – 0.09%)(a)	1.99%	07/08/2019	7,000	7,000,273
Unsec. Global Bonds (1 mo. USD LIBOR – 0.12%)(a)	1.95%	12/21/2018	10,000	10,000,000
Unsec. Global Bonds (1 mo. USD LIBOR – 0.13%)(a)	1.95%	11/19/2018	5,000	5,000,000
				250,269,554

Federal Home Loan Mortgage Corp. (FHLMC)–0.42%
Unsec. Medium-Term Notes (1 mo. USD LIBOR – 0.10%)(a)	1.98%	08/08/2019	5,000	5,000,000

Overseas Private Investment Corp. (OPIC)–2.07%
Sr. Unsec. Gtd. VRD COP Bonds (3 mo. U.S. Treasury Bill Rate)(c)	2.11%	06/15/2025	5,000	5,000,000
Sr. Unsec. Gtd. VRD COP Bonds (3 mo. U.S. Treasury Bill Rate)(c)	2.11%	02/15/2028	10,000	10,000,000
Unsec. Gtd. VRD Notes (3 mo. U.S. Treasury Bill Rate)(c)	2.10%	02/15/2028	9,799	9,798,900
				24,798,900
Total U.S. Government Sponsored Agency Securities (Cost $310,580,623)				310,580,623

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

4                         Invesco Government Money Market Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
U.S. Treasury Securities–37.51%
U.S. Treasury Bills–26.93%(b)
U.S. Treasury Bills	1.87%-1.91%	09/13/2018	$40,000	$39,981,050
U.S. Treasury Bills	1.92%-1.93%	09/20/2018	19,000	18,983,820
U.S. Treasury Bills	1.91%	09/27/2018	25,000	24,969,653
U.S. Treasury Bills	1.91%-1.96%	10/11/2018	20,000	19,960,563
U.S. Treasury Bills	1.96%-1.99%	10/18/2018	75,000	74,764,188
U.S. Treasury Bills	1.98%	10/25/2018	25,000	24,930,194
U.S. Treasury Bills	2.01%	11/01/2018	25,000	24,919,444
U.S. Treasury Bills	2.02%	11/08/2018	50,000	49,818,542
U.S. Treasury Bills	2.04%	11/15/2018	40,000	39,837,440
U.S. Treasury Bills	2.12%	01/10/2019	5,000	4,962,667
				323,127,561

U.S. Treasury Notes–10.58%
U.S. Treasury Floating Rate Notes (3 mo. U.S. Treasury Bill Money Market Yield Rate + 0.03%)(a)	2.14%	10/31/2019	7,000	7,001,039
U.S. Treasury Floating Rate Notes (3 mo. U.S. Treasury Bill Money Market Yield Rate + 0.05%)(a)	2.15%	07/31/2019	13,000	12,999,836
U.S. Treasury Floating Rate Notes (3 mo. U.S. Treasury Bill Money Market Yield Rate + 0.06%)(a)	2.26%	10/31/2018	30,000	30,011,417
U.S. Treasury Floating Rate Notes (3 mo. U.S. Treasury Bill Money Market Yield Rate + 0.07%)(a)	2.16%	04/30/2019	9,000	9,001,174
U.S. Treasury Floating Rate Notes (3 mo. U.S. Treasury Bill Money Market Yield Rate + 0.07%)(a)	2.12%	04/30/2020	22,000	22,000,593
U.S. Treasury Floating Rate Notes (3 mo. U.S. Treasury Bill Money Market Yield Rate)(a)	2.09%	01/31/2020	17,000	16,990,981
U.S. Treasury Floating Rate Notes (3 mo. U.S. Treasury Bill Money Market Yield Rate)(a)	2.13%	07/31/2020	29,000	28,998,443
				127,003,483
Total U.S. Treasury Securities (Cost $450,131,044)				450,131,044
TOTAL INVESTMENTS IN SECURITIES (excluding Repurchase Agreements)–63.39% (Cost $760,711,667)				760,711,667

			Repurchase Amount
Repurchase Agreements–36.61%(d)
ABN AMRO Bank N.V., joint agreement dated 08/31/2018, aggregate maturing value of $200,043,778 (collateralized by U.S. government sponsored agency obligations and U.S. Treasury obligations valued at $204,000,018; 1.00%–5.00%; 11/30/2018–05/20/2048)	1.97%	09/04/2018	59,012,914	59,000,000
Bank of Nova Scotia, joint agreement dated 08/31/2018, aggregate maturing value of $450,098,500 (collateralized by domestic agency mortgage-backed securities valued at $459,000,000; 2.50%–5.00%; 11/01/2024–08/01/2048)	1.97%	09/04/2018	59,012,914	59,000,000
CIBC World Markets Corp., joint agreement dated 08/31/2018, aggregate maturing value of $250,054,722 (collateralized by domestic agency mortgage-backed securities valued at $255,000,000; 3.00%–4.50%; 11/01/2030–06/20/2048)	1.97%	09/04/2018	59,012,914	59,000,000
ING Financial Markets, LLC, joint term agreement dated 08/03/2018, aggregate maturing value of $371,212,778 (collateralized by domestic agency mortgage-backed securities and a U.S. Treasury obligation valued at $377,398,000; 0%–6.00%; 11/01/2018–08/01/2048)	2.00%	10/01/2018	8,026,222	8,000,000
Lloyds Bank PLC, joint term agreement dated 07/18/2018, aggregate maturing value of $130,397,222 (collateralized by U.S. Treasury obligations valued at $133,015,369; 2.75%; 02/28/2025)	2.00%	09/11/2018	30,091,667	30,000,000
Lloyds Bank PLC, joint term agreement dated 08/13/2018, aggregate maturing value of $376,083,750 (collateralized by U.S. Treasury obligations valued at $383,079,634; 2.00%–6.00%; 01/31/2020–02/15/2026)	2.04%	10/05/2018	7,020,230	7,000,000
Lloyds Bank PLC, joint term agreement dated 08/20/2018, aggregate maturing value of $748,561,230 (collateralized by U.S. Treasury obligations valued at $762,272,507; 2.00%–3.50%; 05/15/2020–05/15/2024)	1.98%	09/27/2018	10,020,900	10,000,000

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

5                         Invesco Government Money Market Fund

	Interest Rate	Maturity Date	Repurchase Amount	Value
Metropolitan Life Insurance Co., joint term agreement dated 08/29/2018, aggregate maturing value of $800,313,829 (collateralized by U.S. Treasury obligations valued at $823,834,431; 0%–4.50%; 09/27/2018–08/15/2047)(e)	1.97%	09/05/2018	$25,010,339	$25,000,763
Mitsubishi UFJ Trust & Banking Corp., joint term agreement dated 08/29/2018, aggregate maturing value of $2,793,444,635 (collateralized by U.S. Treasury obligations valued at $2,854,775,493; 1.63%–2.25%; 08/31/2022–11/30/2024)(e)	1.97%	09/05/2018	47,305,614	47,287,500
RBC Capital Markets LLC, joint term agreement dated 08/31/2018, aggregate maturing value of $1,000,000,000 (collateralized by domestic agency mortgage-backed securities valued at $1,020,571,826; 0%–6.50%; 09/25/2018–03/25/2058)(a)(e)	1.91%	10/31/2018	85,000,000	85,000,000
Societe Generale, joint open agreement dated 06/25/2018 (collateralized by U.S. government sponsored agency obligations and U.S. Treasury obligations valued at $510,000,026; 0%–7.00%; 11/15/2019–05/15/2053)(f)	1.94%	—	—	15,000,000
Wells Fargo Securities, LLC, joint agreement dated 08/31/2018, aggregate maturing value of $760,166,356 (collateralized by domestic agency mortgage-backed securities and U.S. government sponsored agency obligations valued at $775,200,000; 0%–6.50%; 10/15/2018–01/01/2049)	1.97%	09/04/2018	35,112,704	35,105,020
Total Repurchase Agreements (Cost $439,393,283)				439,393,283
TOTAL INVESTMENTS IN SECURITIES(g)–100.00% (Cost $1,200,104,950)				1,200,104,950
OTHER ASSETS LESS LIABILITIES–(0.00)%				(7,162)
NET ASSETS–100.00%				$1,200,097,788

Investment Abbreviations:

COP	– Certificates of Participation
Disc.	– Discounted
Gtd.	– Guaranteed

LIBOR	– London Interbank Offered Rate
Sr.	– Senior
Unsec.	– Unsecured

USD	– U.S. Dollar
VRD	– Variable Rate Demand

Notes to Schedule of Investments:

(a)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on August 31, 2018.
(b)	Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(c)

Demand security payable upon demand by the Fund at specified time intervals no greater than thirteen months. Interest rate is redetermined periodically by the issuer or agent based on current market conditions. Rate shown is the rate in effect on August 31, 2018.

(d)	Principal amount equals value at period end. See Note 1I.
(e)	The Fund may demand payment of the term repurchase agreement upon one to seven business days’ notice depending on the timing of the demand.
(f)	Either party may terminate the agreement upon demand. Interest rates, principal amount and collateral are redetermined daily.
(g)	Also represents cost for federal income tax purposes.

Portfolio Composition by Maturity*

In days, as of August 31, 2018

1-7	34.0%
8-30	10.6
31-60	15.5
61-90	14.4
91-180	5.5
181+	20.0

*	The number of days to maturity of each holding is determined in accordance with the provisions of Rule 2a-7 of the Investment Company Act of 1940.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

6                         Invesco Government Money Market Fund

Statement of Assets and Liabilities

August 31, 2018

(Unaudited)

Assets:
Investments in securities, excluding repurchase agreements, at value	$760,711,667
Repurchase agreements	439,393,283
Receivable for:
Fund shares sold	5,910,947
Interest	1,097,592
Fund expenses absorbed	21,758
Investment for trustee deferred compensation and retirement plans	277,520
Other assets	110,357
Total assets	1,207,523,124

Liabilities:
Payable for:
Dividends	77,767
Fund shares reacquired	5,880,779
Amount due custodian	435,003
Accrued fees to affiliates	644,803
Accrued trustees’ and officers’ fees and benefits	5,019
Accrued other operating expenses	73,549
Trustee deferred compensation and retirement plans	308,416
Total liabilities	7,425,336
Net assets applicable to shares outstanding	$1,200,097,788

Net assets consist of:
Shares of beneficial interest	$1,199,839,325
Undistributed net investment income	305,697
Undistributed net realized gain (loss)	(47,234)
$1,200,097,788

Net Assets:
Invesco Cash Reserve Shares	$871,519,109
Class AX	$86,323,983
Class C	$61,973,010
Class CX	$3,795,067
Class R	$27,290,569
Class Y	$32,832,723
Investor Class	$116,353,327
Class R6	$10,000

Shares outstanding, no par value, with an unlimited number of shares authorized:
Invesco Cash Reserve Shares	871,530,800
Class AX	86,325,285
Class C	61,973,879
Class CX	3,795,120
Class R	27,290,943
Class Y	32,833,160
Investor Class	116,354,941
Class R6	10,000
Net asset value and offering price per share for each class	$1.00

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

7                         Invesco Government Money Market Fund

Statement of Operations

For the six months ended August 31, 2018

(Unaudited)

Investment income:
Interest	$10,783,738

Expenses:
Advisory fees	884,156
Administrative services fees	330,046
Distribution fees:
Invesco Cash Reserve Shares	631,459
Class AX	67,642
Class C	291,419
Class CX	18,078
Class R	54,838
Transfer agent fees — Invesco Cash Reserve Shares, AX, C, CX, R,Y, Investor	1,252,743
Transfer agent fees — R6	5
Trustees’ and officers’ fees and benefits	18,013
Registration and filing fees	92,612
Other	(81,137)
Total expenses	3,559,874
Less: Expenses reimbursed and expense offset arrangement(s)	(28,760)
Net expenses	3,531,114
Net investment income	7,252,624
Net realized gain from investment securities	2,950
Net increase in net assets resulting from operations	$7,255,574

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8                         Invesco Government Money Market Fund

Statement of Changes in Net Assets

For the six months ended August 31, 2018 and the year ended February 28, 2018

(Unaudited)

	August 31, 2018	February 28, 2018
Operations:
Net investment income	$7,252,624	$4,649,266
Net realized gain (loss)	2,950	(50,183)
Net increase in net assets resulting from operations	7,255,574	4,599,083

Distributions to shareholders from net investment income:
Invesco Cash Reserve Shares	(5,299,938)	(3,155,556)
Class AX	(565,806)	(380,739)
Class B	—	(10,034)
Class BX	—	(979)
Class C	(177,220)	(194,685)
Class CX	(10,991)	(11,773)
Class R	(138,216)	(83,339)
Class Y	(224,612)	(166,778)
Investor Class	(835,765)	(645,313)
Class R6	(81)	(68)
Total distributions from net investment income	(7,252,629)	(4,649,264)

Share transactions–net:
Invesco Cash Reserve Shares	55,886,217	(25,373,654)
Class AX	(5,582,291)	(10,837,385)
Class B	—	(7,935,112)
Class BX	—	(750,904)
Class C	(3,437,954)	(23,190,587)
Class CX	(318,870)	(844,650)
Class R	(96,275)	(7,406,001)
Class Y	2,753,166	2,342,805
Investor Class	(1,276,877)	(5,831,421)
Class R6	—	10,000
Net increase (decrease) in net assets resulting from share transactions	47,927,116	(79,816,909)
Net increase (decrease) in net assets	47,930,061	(79,867,090)

Net assets:
Beginning of period	1,152,167,727	1,232,034,817
End of period (includes undistributed net investment income of $305,697 and $305,702, respectively)	$1,200,097,788	$1,152,167,727

Notes to Financial Statements

August 31, 2018

(Unaudited)

NOTE 1—Significant Accounting Policies

Invesco Government Money Market Fund (the “Fund”), is a series portfolio of AIM Investment Securities Funds (Invesco Investment Securities Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is to provide current income consistent with preservation of capital and liquidity.

The Fund currently consists of eight different classes of shares: Invesco Cash Reserve Shares, Class AX, Class C, Class CX, Class R, Class Y, Investor Class and Class R6. On April 4, 2017, the fund began offering Class R6 shares. Class AX and Class CX shares are closed to new investors. Class Y and Investor Class shares are available only to certain investors. Class C and Class CX shares are sold with a contingent deferred sales charges (“CDSC”). Invesco Cash Reserve Shares, Class AX, Class R, Class Y, Investor Class and Class R6 shares are sold at net asset value.

9                         Invesco Government Money Market Fund

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.

Security Valuations — The Fund’s securities are recorded on the basis of amortized cost which approximates value as permitted by Rule 2a-7 under the 1940 Act. This method values a security at its cost on the date of purchase and, thereafter, assumes a constant amortization to maturity of any premiums or accretion of any discounts.

Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

B.

Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Bond premiums and discounts are amortized and/or accreted over the lives of the respective securities.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates realized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.

C.

Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions — Distributions from net investment income are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date.

E.

Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R6 are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

10                         Invesco Government Money Market Fund

I.

Repurchase Agreements — The Fund may enter into repurchase agreements. Collateral on repurchase agreements, including the Fund’s pro-rata interest in joint repurchase agreements, is taken into possession by the Fund upon entering into the repurchase agreement. Collateral consisting of U.S. Government Securities and U.S. Government Sponsored Agency Securities is marked to market daily to ensure its market value is at least 102% of the sales price of the repurchase agreement. The investments in some repurchase agreements, pursuant to procedures approved by the Board of Trustees, are through participation with other mutual funds, private accounts and certain non-registered investment companies managed by the investment advisor or its affiliates (“Joint repurchase agreements”). The principal amount of the repurchase agreement is equal to the value at period-end. If the seller of a repurchase agreement fails to repurchase the security in accordance with the terms of the agreement, the Fund might incur expenses in enforcing its rights, and could experience losses, including a decline in the value of the collateral and loss of income.

J.

Other Risks — Investments in obligations issued by agencies and instrumentalities of the U.S. Government may vary in the level of support they receive from the government. The government may choose not to provide financial support to government sponsored agencies or instrumentalities if it is not legally obligated to do so. In this case, if the issuer defaulted, the Fund may not be able to recover its investment in such issuer from the U.S. Government.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of 0.15% of the Fund’s average daily net assets.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

Invesco and/or Invesco Distributors, Inc. (“IDI”) voluntarily waived fees and/or reimbursed expenses in order to increase the Fund’s yield. Voluntary fee waivers and/or reimbursements may be modified or discontinued at any time upon consultation with the Board of Trustees without further notice to investors.

For the six months ended August 31, 2018, the Adviser reimbursed class level expenses of $13,790 and $864 of Class C and Class CX shares, respectively.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended August 31, 2018, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the six months ended August 31, 2018, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with IDI to serve as the distributor for the Invesco Cash Reserve Shares, Class AX, Class C, Class CX, Class R, Class Y, Investor Class and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Invesco Cash Reserve Shares, Class AX, Class C, Class CX and Class R shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.15% of the Fund’s average daily net assets of Invesco Cash Reserve Shares and Class AX shares, 0.90% of the average daily net assets of Class C and Class CX shares and 0.40% of the average daily net assets of Class R shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the six months ended August 31, 2018, expenses incurred under the plans are shown in the Statement of Operations as Distribution fees.

CDSC are not recorded as expenses of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the six months ended August 31, 2018, IDI advised the Fund that IDI retained $13,173, $4,144, and $5 from Invesco Cash Reserve Shares, Class C and Class CX shares, respectively, for CDSC imposed on redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —

Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

11                         Invesco Government Money Market Fund

Level 3 —

Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

As of August 31, 2018, all of the securities in this Fund were valued based on Level 2 inputs (see the Schedule of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The Fund’s policy is to recognize transfers in and out of the valuation levels as of the end of the reporting period. During the six months ended August 31, 2018, there were no material transfers between valuation levels.

NOTE 4—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the six months ended August 31, 2018, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $14,106.

NOTE 5—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 6—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with The Bank of New York Mellon, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 7—Tax Information

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be reported at the Fund’s fiscal year-end.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund had a capital loss carryforward as of February 28, 2018, as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
Not subject to expiration	$50,184	$—	$50,184

*

Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

12                         Invesco Government Money Market Fund

NOTE 8—Share Information

	Summary of Share Activity
	Six months ended August 31, 2018(a)		Year ended February 28, 2018
	Shares	Amount	Shares	Amount
Sold:
Invesco Cash Reserve Shares	523,924,850	$523,924,850	778,781,266	$778,781,266
Class AX	5,510,876	5,510,876	12,898,331	12,898,331
Class B(b)	—	—	757,926	757,926
Class BX(b)	—	—	1,195	1,195
Class C	18,773,339	18,773,339	46,158,179	46,158,179
Class CX	21,588	21,588	162,080	162,080
Class R	4,591,047	4,591,047	15,121,795	15,121,795
Class Y	21,137,932	21,137,932	69,340,694	69,340,694
Investor Class	23,814,543	23,814,543	53,601,182	53,601,182
Class R6(c)	—	—	10,000	10,000

Issued as reinvestment of dividends:
Invesco Cash Reserve Shares	4,978,830	4,978,830	2,944,351	2,944,351
Class AX	550,760	550,760	370,970	370,970
Class B(b)	—	—	8,291	8,291
Class BX(b)	—	—	870	870
Class C	168,950	168,950	184,946	184,946
Class CX	10,736	10,736	11,382	11,382
Class R	137,400	137,400	81,754	81,754
Class Y	221,500	221,500	159,498	159,498
Investor Class	823,612	823,612	634,049	634,049

Conversion of Class B and BX shares to Invesco Cash Reserve and Class AX shares(d):
Invesco Cash Reserve Shares	—	—	5,561,657	5,561,657
Class AX	—	—	480,074	480,074
Class B	—	—	(5,561,657)	(5,561,657)
Class BX	—	—	(480,074)	(480,074)

Reacquired:
Invesco Cash Reserve Shares	(473,017,463)	(473,017,463)	(812,660,928)	(812,660,928)
Class AX	(11,643,927)	(11,643,927)	(24,586,760)	(24,586,760)
Class B(b)	—	—	(3,139,672)	(3,139,672)
Class BX(b)	—	—	(272,895)	(272,895)
Class C	(22,380,243)	(22,380,243)	(69,533,712)	(69,533,712)
Class CX	(351,194)	(351,194)	(1,018,112)	(1,018,112)
Class R	(4,824,722)	(4,824,722)	(22,609,550)	(22,609,550)
Class Y	(18,606,266)	(18,606,266)	(67,157,387)	(67,157,387)
Investor Class	(25,915,032)	(25,915,032)	(60,066,652)	(60,066,652)
Net increase (decrease) in share activity	47,927,116	$47,927,116	(79,816,909)	$(79,816,909)

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 32% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

(b)	Class B and Class BX shares activity for the March 1, 2017 through January 26, 2018 (date of conversion).
(c)	Commencement date of April 4, 2017.
(d)	Effective as of the close of business January 26, 2018, all outstanding Class B shares and Class BX shares were converted to Invesco Cash Reserve shares and Class AX shares, respectively.

13                         Invesco Government Money Market Fund

NOTE 9—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets
Invesco Cash Reserve Shares
Six months ended 08/31/18	$1.00	$0.01	$0.00	$0.01	$(0.01)	$1.00	0.64%	$871,519	0.57	%(c)	0.57	%(c)	1.26	%(c)
Year ended 02/28/18	1.00	0.00	(0.00)	0.00	(0.00)	1.00	0.40	815,631	0.68		0.68		0.39
Year ended 02/28/17	1.00	0.00	0.00	0.00	(0.00)	1.00	0.06	841,039	0.43		0.68		0.06
Year ended 02/29/16	1.00	0.00	0.00	0.00	(0.00)	1.00	0.06	796,108	0.23		0.85		0.05
Year ended 02/28/15	1.00	0.00	0.00	0.00	(0.00)	1.00	0.06	746,067	0.14		0.86		0.06
Year ended 02/28/14	1.00	0.00	(0.00)	0.00	(0.00)	1.00	0.06	748,724	0.14		0.82		0.06
Class AX
Six months ended 08/31/18	1.00	0.01	0.00	0.01	(0.01)	1.00	0.64	86,324	0.57	(c)	0.57	(c)	1.26	(c)
Year ended 02/28/18	1.00	0.00	(0.00)	0.00	(0.00)	1.00	0.40	91,906	0.68		0.68		0.39
Year ended 02/28/17	1.00	0.00	0.00	0.00	(0.00)	1.00	0.06	102,748	0.43		0.68		0.06
Year ended 02/29/16	1.00	0.00	0.00	0.00	(0.00)	1.00	0.06	117,923	0.23		0.85		0.05
Year ended 02/28/15	1.00	0.00	(0.00)	0.00	(0.00)	1.00	0.06	133,319	0.14		0.86		0.06
Year ended 02/28/14	1.00	0.00	(0.00)	0.00	(0.00)	1.00	0.06	154,781	0.14		0.82		0.06
Class C
Six months ended 08/31/18	1.00	0.00	0.00	0.00	(0.00)	1.00	0.28	61,973	1.28	(c)	1.32	(c)	0.55	(c)
Year ended 02/28/18	1.00	0.00	(0.00)	0.00	(0.00)	1.00	0.27	65,411	0.81		1.43		0.26
Year ended 02/28/17	1.00	0.00	0.00	0.00	(0.00)	1.00	0.05	88,605	0.43		1.43		0.06
Year ended 02/29/16	1.00	0.00	0.00	0.00	(0.00)	1.00	0.06	90,970	0.23		1.60		0.05
Year ended 02/28/15	1.00	0.00	(0.00)	0.00	(0.00)	1.00	0.06	72,271	0.14		1.61		0.06
Year ended 02/28/14	1.00	0.00	(0.00)	0.00	(0.00)	1.00	0.06	82,855	0.14		1.57		0.06
Class CX
Six months ended 08/31/18	1.00	0.00	0.00	0.00	(0.00)	1.00	0.28	3,795	1.28	(c)	1.32	(c)	0.55	(c)
Year ended 02/28/18	1.00	0.00	(0.00)	0.00	(0.00)	1.00	0.27	4,114	0.81		1.43		0.26
Year ended 02/28/17	1.00	0.00	0.00	0.00	(0.00)	1.00	0.05	4,959	0.43		1.43		0.06
Year ended 02/29/16	1.00	0.00	0.00	0.00	(0.00)	1.00	0.06	6,509	0.23		1.60		0.05
Year ended 02/28/15	1.00	0.00	0.00	0.00	(0.00)	1.00	0.06	7,481	0.14		1.61		0.06
Year ended 02/28/14	1.00	0.00	(0.00)	0.00	(0.00)	1.00	0.06	9,360	0.14		1.57		0.06
Class R
Six months ended 08/31/18	1.00	0.01	0.00	0.01	(0.01)	1.00	0.51	27,291	0.82	(c)	0.82	(c)	1.01	(c)
Year ended 02/28/18	1.00	0.00	(0.00)	0.00	(0.00)	1.00	0.27	27,387	0.80		0.93		0.27
Year ended 02/28/17	1.00	0.00	0.00	0.00	(0.00)	1.00	0.05	34,794	0.43		0.93		0.06
Year ended 02/29/16	1.00	0.00	0.00	0.00	(0.00)	1.00	0.06	38,241	0.23		1.10		0.05
Year ended 02/28/15	1.00	0.00	0.00	0.00	(0.00)	1.00	0.06	41,079	0.14		1.11		0.06
Year ended 02/28/14	1.00	0.00	(0.00)	0.00	(0.00)	1.00	0.06	44,459	0.14		1.07		0.06
Class Y
Six months ended 08/31/18	1.00	0.01	0.00	0.01	(0.01)	1.00	0.71	32,833	0.42	(c)	0.42	(c)	1.41	(c)
Year ended 02/28/18	1.00	0.01	(0.00)	0.01	(0.01)	1.00	0.55	30,080	0.53		0.53		0.54
Year ended 02/28/17	1.00	0.00	0.00	0.00	(0.00)	1.00	0.09	27,738	0.40		0.53		0.09
Year ended 02/29/16	1.00	0.00	0.00	0.00	(0.00)	1.00	0.06	22,602	0.23		0.70		0.05
Year ended 02/28/15	1.00	0.00	0.00	0.00	(0.00)	1.00	0.06	14,790	0.14		0.71		0.06
Year ended 02/28/14	1.00	0.00	(0.00)	0.00	(0.00)	1.00	0.06	13,675	0.14		0.67		0.06
Investor Class
Six months ended 08/31/18	1.00	0.01	0.00	0.01	(0.01)	1.00	0.71	116,353	0.42	(c)	0.42	(c)	1.41	(c)
Year ended 02/28/18	1.00	0.01	(0.00)	0.01	(0.01)	1.00	0.55	117,630	0.53		0.53		0.54
Year ended 02/28/17	1.00	0.00	0.00	0.00	(0.00)	1.00	0.09	123,466	0.40		0.53		0.09
Year ended 02/29/16	1.00	0.00	0.00	0.00	(0.00)	1.00	0.06	152,042	0.23		0.70		0.05
Year ended 02/28/15	1.00	0.00	0.00	0.00	(0.00)	1.00	0.06	146,621	0.14		0.71		0.06
Year ended 02/28/14	1.00	0.00	(0.00)	0.00	(0.00)	1.00	0.06	161,996	0.14		0.67		0.06
Class R6
Six months ended 08/31/18	1.00	0.01	0.00	0.01	(0.01)	1.00	0.81	10	0.31	(c)	0.31	(c)	1.52	(c)
Year ended 02/28/18(d)	1.00	0.01	(0.00)	0.01	(0.01)	1.00	0.69	10	0.37	(e)	0.37	(e)	0.70	(e)

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)

Ratios are annualized and based on average daily net assets (000’s omitted) of $835,082, $89,454, $64,232, $3,985, $27,195, $31,592, $117,716, and $10 for Invesco Cash Reserve Shares, Class AX, Class C, Class CX, Class R, Class Y, Investor Class, and Class R6 shares, respectively.

(d)	Commencement date of April 4, 2017.
(e)	Annualized.

14                         Invesco Government Money Market Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2018 through August 31, 2018.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Class	Beginning Account Value (03/01/18)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (08/31/18)[1]	Expenses Paid During Period[2]	Ending Account Value (08/31/18)	Expenses Paid During Period[2]
Invesco Cash Reserve Shares	$1,000.00	$1,006.40	$2.88	$1,022.33	$2.91	0.57%
AX	1,000.00	1,006.40	2.88	1,022.33	2.91	0.57
C	1,000.00	1,002.80	6.46	1,018.75	6.51	1.28
CX	1,000.00	1,002.80	6.46	1,018.75	6.51	1.28
R	1,000.00	1,005.10	4.14	1,021.07	4.18	0.82
Y	1,000.00	1,007.10	2.12	1,023.09	2.14	0.42
Investor	1,000.00	1,007.10	2.12	1,023.09	2.14	0.42
R6	1,000.00	1,008.10	1.57	1,023.64	1.58	0.31

[1]

The actual ending account value is based on the actual total return of the Fund for the period March 1, 2018 through August 31, 2018, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

15                         Invesco Government Money Market Fund

Approval of Investment Advisory and Sub-Advisory Contracts

At meetings held on June 5-6, 2018, the Board of Trustees (the Board or the Trustees) of AIM Investment Securities Funds (Invesco Investment Securities Funds) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Invesco Government Money Market Fund’s (the Fund) Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2018. After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.

The Board’s Evaluation Process

The Board’s Investments Committee has established three Sub-Committees, which meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). Over the course of each year, the Sub-Committees meet with portfolio managers for their assigned Invesco Funds and other members of management to review detailed information about investment performance and portfolio attributes of these funds. The Board took into account evaluations and reports that it received from the Investments Committee and Sub-Committees, as well as the information provided to such committees and the Board throughout the year, in considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts.

As part of the contract renewal process, the Board reviews and considers information provided in response to detailed requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees. The Board receives comparative investment performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and Broadridge Financial Solutions, Inc. (Broadridge), an independent mutual fund data provider. The Board also receives an independent written evaluation from the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel throughout the year, the independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and in prior years and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee. This information is current as of June 6, 2018.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s). The Board’s review included consideration of Invesco Advisers’ investment process oversight and structure, credit analysis and investment risk management. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds such as various back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance. The Board also reviewed and considered the benefits to shareholders of investing in a fund that is part of the Invesco family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in conducting an investment management business, as well as its commitment of financial and other resources to such business. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory.

B.	Fund Investment Performance

The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund investment performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2017 to the performance of funds in the Broadridge performance universe and against the Lipper U.S. Government Money Market Funds Index. The Board noted that performance of Cash Reserve shares of the Fund was in the third quintile of its performance universe for the one year period and the second quintile for the three and five year periods (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Cash Reserve shares of the Fund was below the performance of the Index for the one year period, the same as the performance of the Index for the three year period and above the performance of the Index for the five year period. The Trustees also reviewed more recent Fund performance and this review did not change their conclusions.

C.	Advisory and Sub-Advisory Fees and Fund Expenses

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group. The Board noted that the contractual management fee rate for Cash Reserve shares of the Fund is below the median contractual management fee rate of funds in its expense group. The Board noted

16                         Invesco Government Money Market Fund

that the term “contractual management fee” for funds in the expense group may include both advisory and certain non-portfolio management administrative services fees, but that Broadridge does not provide information on a fund by fund basis as to what is included. The Board also reviewed the methodology used by Broadridge in providing expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group. The Board also considered comparative information regarding the Fund’s total expense ratio and its various components.

The Board also considered the fees charged by Invesco Advisers and the Affiliated Sub-Advisers to other similarly managed client accounts. The Board noted that Invesco Advisers or the Affiliated Sub-Advisers may charge lower fees to large institutional clients. Invesco Advisers reviewed with the Board differences in the scope of services it provides to the Invesco Funds relative to certain other types of client accounts, including management of cash flows as a result of redemptions and purchases, necessary infrastructure such as officers, office space, technology, legal and distribution, oversight of service providers, costs and business risks associated with launching new funds and sponsoring and maintaining the product line, preparation of annual registration statement updates and financial information and compliance with federal and state laws and regulations.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund. The Board noted that the Fund does not benefit from economies of scale through contractual breakpoints, but does share directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services. The Board considered the methodology used for calculating profitability and noted the periodic review of such methodology by an independent consultant. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds and the Fund. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing services to the Fund to be excessive given the nature, extent and quality of the services provided. The Board received information from Invesco Advisers demonstrating that Invesco Advisers and the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing administrative, transfer agency and distribution services to the Fund. The Board considered comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; and that the services are required for the operation of the Fund.

17                         Invesco Government Money Market Fund

Explore High-Conviction Investing with Invesco

Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎ Fund reports and prospectuses

∎ Quarterly statements

∎ Daily confirmations

∎ Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q (or any successor Form). The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q (or any successor Form) on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q (or any successor Form) may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-05686 and 033-39519                             Invesco Distributors, Inc.                                                                        GMKT-SAR-1                 10172018      1239

Semiannual Report to Shareholders	August 31, 2018

Invesco High Yield Fund Nasdaq: A: AMHYX ⬛ C: AHYCX ⬛ Y: AHHYX ⬛ Investor: HYINX ⬛ R5: AHIYX ⬛ R6: HYIFX

2	Fund Performance
4	Letters to Shareholders
5	Schedule of Investments
16	Financial Statements
18	Notes to Financial Statements
28	Financial Highlights
29	Fund Expenses
30	Approval of Investment Advisory and Sub-Advisory Contracts
32	Distribution Information

For the most current month-end Fund performance and commentary, please visit invesco.com/performance.

Unless otherwise noted, all data provided by Invesco.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Fund Performance

Performance summary

Fund vs. Indexes

Cumulative total returns, 2/28/18 to 8/31/18, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	1.58%
Class C Shares	1.19
Class Y Shares	1.71
Investor Class Shares	1.59
Class R5 Shares	1.73
Class R6 Shares	1.78
Bloomberg Barclays U.S. Aggregate Bond Index▼ (Broad Market Index)	1.15
Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Cap Index▼ (Style-Specific Index)	2.26
Lipper High Current Yield Bond Funds Index◾ (Peer Group Index)	1.80

Source(s): ▼FactSet Research Systems Inc.; ◾Lipper Inc.

The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index considered representative of the US investment grade, fixed-rate bond market.

    The Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Cap Index is an unmanaged index considered representative of the US high-yield, fixed-rate corporate bond market. Index weights for each issuer are capped at 2%.

    The Lipper High Current Yield Bond Funds Index is an unmanaged index considered representative of high-yield bond funds tracked by Lipper.

    The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

    A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

For more information about your Fund

Read the most recent quarterly commentary from your Fund’s portfolio managers by visiting invesco.com/us. Click on “Products” and select “Mutual Funds.” Use the
“Product Finder” to locate your Fund; then click on its name to access its product detail page. There, you can learn more about your Fund’s investment strategies, holdings and performance.

Also, visit blog.invesco.us.com, where many of Invesco’s investment professionals share their insights about market and economic news and trends.

.

2                Invesco High Yield Fund

Average Annual Total Returns

As of 8/31/18, including maximum applicable sales charges

Class A Shares
Inception (7/11/78)	7.39%
10 Years	6.64
5 Years	3.37
1 Year	-2.27

Class C Shares
Inception (8/4/97)	2.99%
10 Years	6.32
5 Years	3.47
1 Year	0.39

Class Y Shares
10 Years	7.40%
5 Years	4.52
1 Year	2.41

Investor Class Shares
Inception (9/30/03)	6.87%
10 Years	7.14
5 Years	4.28
1 Year	2.18

Class R5 Shares
Inception (4/30/04)	6.84%
10 Years	7.47
5 Years	4.59
1 Year	2.46

Class R6 Shares
10 Years	7.37%
5 Years	4.69
1 Year	2.55

Class Y shares incepted on October 3, 2008. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares.

    Class R6 shares incepted on September 24, 2012. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares.

    The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that

Average Annual Total Returns

As of 6/30/18, the most recent calendar quarter end, including maximum applicable sales charges

Class A Shares
Inception (7/11/78)	7.38%
10 Years	6.35
5 Years	3.29
1 Year	-2.79

Class C Shares
Inception (8/4/97)	2.94%
10 Years	6.02
5 Years	3.39
1 Year	-0.13

Class Y Shares
10 Years	7.09%
5 Years	4.43
1 Year	1.63

Investor Class Shares
Inception (9/30/03)	6.84%
10 Years	6.84
5 Years	4.20
1 Year	1.65

Class R5 Shares
Inception (4/30/04)	6.80%
10 Years	7.17
5 Years	4.51
1 Year	1.93

Class R6 Shares
10 Years	7.06%
5 Years	4.60
1 Year	2.02

you may have a gain or loss when you sell shares.

    The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class Y, Investor Class, Class R5 and Class R6 shares was 1.09%, 1.84%, 0.84%, 1.03%, 0.77% and 0.68%, respectively.1 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class Y, Investor Class, Class R5 and Class R6 shares was 1.10%, 1.85%, 0.85%, 1.04%, 0.78% and 0.69%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Class A share performance reflects the maximum 4.25% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class Y, Investor Class, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

1

Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least June 30, 2020. See current prospectus for more information.

3                Invesco High Yield Fund

Letters to Shareholders

Bruce Crockett

Dear Fellow Shareholders:

As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment. This includes but is not limited to: ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can use to strive to meet your financial needs as your investment goals change over time; monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions; assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus; and monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

    We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper, Inc. (a subsidiary of Broadridge Financial Solutions, Inc.), an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

    As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

Philip Taylor

Dear Shareholders:

This semiannual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period.

    The investment professionals at Invesco invest with high conviction. This means that, no matter the asset class or the strategy, each investment team has a passion to exceed. We want to help investors achieve better outcomes, such as seeking higher returns, helping mitigate risk and generating income. Of course, investing with high conviction can’t guarantee a profit or ensure success; no investment strategy can. To learn more about how we invest with high conviction, visit invesco.com/HighConviction.

    Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. To do so, select “Log In” on the right side of the homepage, and then select “Register for Individual Account Access.”

    Finally, I’m pleased to share with you Invesco’s commitment to both the Principles for Responsible Investment and to considering environmental, social and governance issues in our robust investment process. I invite you to learn more at invesco.com/esg.

    For questions about your account, contact an Invesco client services representative at 800 959 4246. For Invesco-related questions or comments, please email me directly at phil@invesco.com.

    All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.

Sincerely,

Philip Taylor

Senior Managing Director, Invesco Ltd.

4                Invesco High Yield Fund

Schedule of Investments(a)

August 31, 2018

(Unaudited)

	Principal Amount	Value
U.S. Dollar Denominated Bonds & Notes–89.04%
Advertising–0.37%
Lamar Media Corp., Sr. Unsec. Gtd. Global Notes, 5.75%, 02/01/2026	$4,332,000	$4,516,110

Aerospace & Defense–1.73%
BBA U.S. Holdings, Inc., Sr. Unsec. Notes, 5.38%, 05/01/2026(b)	1,436,000	1,443,180
Bombardier Inc. (Canada), Sr. Unsec. Notes, 6.13%, 01/15/2023(b)	3,319,000	3,360,487
7.50%, 03/15/2025(b)	4,486,000	4,654,225
TransDigm Inc., Sr. Unsec. Gtd. Sub. Global Notes, 6.50%, 07/15/2024	1,266,000	1,289,738
6.50%, 05/15/2025	2,936,000	2,994,720
TransDigm UK Holdings PLC, Sr. Unsec. Sub. Gtd. Notes, 6.88%, 05/15/2026(b)	3,363,000	3,459,081
Triumph Group, Inc., Sr. Unsec. Gtd. Global Notes, 7.75%, 08/15/2025	3,957,000	3,853,129
		21,054,560

Agricultural & Farm Machinery–0.58%
Titan International, Inc., Sr. Sec. Gtd. First Lien Global Notes, 6.50%, 11/30/2023	7,181,000	7,073,285

Agricultural Products–0.27%
Kernel Holding SA (Ukraine), REGS, Sr. Unsec. Gtd. Euro Notes, 8.75%, 01/31/2022(b)	3,257,000	3,313,998

Airlines–0.33%
Air Canada (Canada), Sr. Unsec. Gtd. Notes, 7.75%, 04/15/2021(b)	3,690,000	3,985,200

Alternative Carriers–0.58%
Level 3 Financing, Inc., Sr. Unsec. Gtd. Global Notes, 5.25%, 03/15/2026	5,202,000	5,111,485
5.38%, 05/01/2025	2,032,000	2,011,680
		7,123,165

Aluminum–0.51%
Novelis Corp., Sr. Unsec. Gtd. Notes, 5.88%, 09/30/2026(b)	447,000	436,406
6.25%, 08/15/2024(b)	5,687,000	5,772,305
		6,208,711

Apparel Retail–1.45%
Hot Topic, Inc., Sr. Sec. Gtd. First Lien Notes, 9.25%, 06/15/2021(b)	7,523,000	7,334,925
L Brands, Inc., Sr. Unsec. Gtd. Global Notes, 5.63%, 02/15/2022	7,100,000	7,215,375
6.75%, 07/01/2036	740,000	606,800
6.88%, 11/01/2035	3,039,000	2,546,074
		17,703,174

	Principal Amount	Value
Auto Parts & Equipment–0.53%
Dana Financing Luxembourg S.a.r.l., Sr. Unsec. Gtd. Notes, 5.75%, 04/15/2025(b)	$2,310,000	$2,315,775
Dana Inc., Sr. Unsec. Notes, 5.50%, 12/15/2024	2,155,000	2,146,919
Flexi-Van Leasing, Inc., Sec. Second Lien Notes, 10.00%, 02/15/2023(b)	2,334,000	2,042,250
		6,504,944

Automobile Manufacturers–0.62%
J.B. Poindexter & Co., Inc., Sr. Unsec. Bonds, 7.13%, 04/15/2026(b)	7,256,000	7,537,170
Motors Liquidation Co., Sr. Unsec. Deb., 0.00%, 07/15/2033(c)(d)	14,770,000	0
		7,537,170

Automotive Retail–0.97%
Lithia Motors, Inc., Sr. Unsec. Gtd. Notes, 5.25%, 08/01/2025(b)	1,795,000	1,725,893
Murphy Oil USA, Inc., Sr. Unsec. Gtd. Global Notes, 5.63%, 05/01/2027	4,817,000	4,823,021
Penske Automotive Group Inc., Sr. Unsec. Sub. Gtd. Notes, 5.50%, 05/15/2026	5,435,000	5,339,887
		11,888,801

Broadcasting–2.61%
Clear Channel Worldwide Holdings, Inc., Series B, Sr. Unsec. Gtd. Global Notes, 6.50%, 11/15/2022	5,296,000	5,441,640
Sr. Unsec. Gtd. Sub. Global Notes,
7.63%, 03/15/2020	6,722,000	6,772,415
Netflix, Inc., Sr. Unsec. Global Notes, 5.75%, 03/01/2024	3,897,000	3,999,296
Sr. Unsec. Notes,
5.88%, 11/15/2028(b)	2,914,000	2,935,301
Nexstar Broadcasting, Inc., Sr. Unsec. Gtd. Notes, 5.63%, 08/01/2024(b)	4,118,000	4,057,054
Sirius XM Radio Inc., Sr. Unsec. Gtd. Notes,
5.38%, 04/15/2025(b)	32,000	32,560
5.38%, 07/15/2026(b)	925,000	925,000
6.00%, 07/15/2024(b)	4,138,000	4,310,141
Tribune Media Co., Sr. Unsec. Gtd. Global Notes, 5.88%, 07/15/2022	1,037,000	1,057,740
TV Azteca, S.A.B. de C.V. (Mexico), REGS, Sr. Unsec. Gtd. Euro Notes, 8.25%, 08/09/2024(b)	2,306,000	2,269,634
		31,800,781

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

5                         Invesco High Yield Fund

	Principal Amount	Value
Building Products–0.51%
Builders FirstSource, Inc., Sr. Sec. Gtd. First Lien Notes, 5.63%, 09/01/2024(b)	$225,000	$219,375
Standard Industries Inc., Sr. Unsec. Notes, 5.00%, 02/15/2027(b)	2,111,000	2,010,728
6.00%, 10/15/2025(b)	2,977,000	3,059,403
William Lyon Homes Inc., Sr. Unsec. Gtd. Notes, 6.00%, 09/01/2023(b)	976,000	947,013
		6,236,519

Cable & Satellite–8.81%
Altice France S.A. (France),
Sr. Sec. Gtd. First Lien Bonds,
6.25%, 05/15/2024(b)	3,953,000	3,918,411
Sr. Sec. Gtd. First Lien Notes,
7.38%, 05/01/2026(b)	4,808,000	4,741,890
AMC Networks Inc., Sr. Unsec. Gtd. Global Notes, 4.75%, 08/01/2025	957,000	925,898
5.00%, 04/01/2024	4,010,000	3,954,862
CCO Holdings LLC/CCO Holdings Capital Corp.,
Sr. Unsec. Global Notes,
5.75%, 09/01/2023	5,503,000	5,613,060
Sr. Unsec. Notes,
5.75%, 02/15/2026(b)	11,302,000	11,330,255
CSC Holdings LLC, Sr. Unsec. Notes, 10.13%, 01/15/2023(b)	8,000,000	8,780,000
10.88%, 10/15/2025(b)	5,809,000	6,774,746
DISH DBS Corp., Sr. Unsec. Gtd. Global Notes, 5.88%, 11/15/2024	11,185,000	9,772,894
7.75%, 07/01/2026	1,220,000	1,105,625
7.88%, 09/01/2019	8,304,000	8,605,020
Hughes Satellite Systems Corp., Sr. Unsec. Gtd. Global Notes, 7.63%, 06/15/2021	7,163,000	7,736,040
Intelsat Jackson Holdings S.A. (Luxembourg), Sr. Unsec. Gtd. Global Bonds, 5.50%, 08/01/2023	10,288,000	9,410,434
Telenet Finance Luxembourg Notes S.a r.l. (Belgium), Sr. Sec. First Lien Notes, 5.50%, 03/01/2028(b)	3,000,000	2,820,000
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH (Germany), Sr. Sec. Gtd. First Lien Bonds, 5.00%, 01/15/2025(b)	5,698,000	5,819,082
UPC Holding B.V. (Netherlands), Sr. Sec. First Lien Notes, 5.50%, 01/15/2028(b)	1,000,000	933,750
UPCB Finance IV Ltd. (Netherlands), Sr. Sec. First Lien Notes, 5.38%, 01/15/2025(b)	2,650,000	2,623,765
Virgin Media Finance PLC (United Kingdom), REGS, Sr. Unsec. Gtd. Euro Notes, 6.00%, 10/15/2024(b)	1,718,000	1,702,968

	Principal Amount	Value
Cable & Satellite–(continued)
Virgin Media Secured Finance PLC (United Kingdom), Sr. Sec. Gtd. First Lien Notes, 5.50%, 08/15/2026(b)	$3,502,000	$3,449,470
VTR Finance B.V. (Chile), Sr. Sec. First Lien Notes, 6.88%, 01/15/2024(b)	5,170,000	5,297,957
Ziggo B.V. (Netherlands), Sr. Sec. Gtd. First Lien Notes, 5.50%, 01/15/2027(b)	250,000	236,095
Ziggo Bond Finance B.V. (Netherlands), Sr. Unsec. Notes, 5.88%, 01/15/2025(b)	2,000,000	1,877,500
		107,429,722

Casinos & Gaming–1.71%
Boyd Gaming Corp., Sr. Unsec. Gtd. Global Notes, 6.00%, 08/15/2026	1,499,000	1,517,737
6.88%, 05/15/2023	1,623,000	1,712,265
Codere Finance 2 (Luxembourg) S.A. (Spain), Sr. Sec. Gtd. First Lien Notes, 7.63%, 11/01/2021(b)	2,114,000	1,956,771
MGM Resorts International, Sr. Unsec. Gtd. Global Notes, 6.63%, 12/15/2021	2,670,000	2,830,200
Sr. Unsec. Gtd. Notes,
7.75%, 03/15/2022	2,495,000	2,747,619
Scientific Games International Inc., Sr. Unsec. Gtd. Global Notes, 10.00%, 12/01/2022	6,494,000	6,892,407
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., Sr. Unsec. Gtd. Notes, 5.50%, 03/01/2025(b)	3,270,000	3,243,513
		20,900,512

Commodity Chemicals–0.46%
Koppers Inc., Sr. Unsec. Gtd. Notes, 6.00%, 02/15/2025(b)	3,677,000	3,704,577
Nufarm Australia Ltd./Nufarm Americas Inc. (Australia), Sr. Unsec. Gtd. Notes, 5.75%, 04/30/2026(b)	2,054,000	1,912,788
		5,617,365

Construction Machinery & Heavy Trucks–0.70%
Meritor Inc., Sr. Unsec. Gtd. Notes, 6.25%, 02/15/2024	4,371,000	4,463,403
Terex Corp., Sr. Unsec. Gtd. Notes, 5.63%, 02/01/2025(b)	4,117,000	4,091,269
		8,554,672

Consumer Finance–1.85%
Ally Financial Inc.,
Sr. Unsec. Global Notes,
5.13%, 09/30/2024	5,939,000	6,087,475
Sr. Unsec. Gtd. Global Notes,
8.00%, 03/15/2020	3,153,000	3,354,004
Discover Financial Services, Inc., Series C, Jr. Unsec. Sub. Global Notes, 5.50%(e)	2,801,000	2,769,489

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

6                         Invesco High Yield Fund

	Principal Amount	Value
Consumer Finance–(continued)
Navient Corp.,
Sr. Unsec. Medium-Term Notes,
7.25%, 01/25/2022	$2,639,000	$2,800,639
8.00%, 03/25/2020	5,166,000	5,490,166
Unifin Financiera, S.A.B. de C.V., SOFOM, E.N.R. (Mexico), Sr. Unsec. Notes, 7.38%, 02/12/2026(b)	2,164,000	2,090,986
		22,592,759

Copper–0.77%
First Quantum Minerals Ltd. (Zambia),
Sr. Unsec. Gtd. Notes,
7.00%, 02/15/2021(b)	3,090,000	3,062,962
7.50%, 04/01/2025(b)	6,523,000	6,302,849
		9,365,811

Data Processing & Outsourced Services–1.19%
First Data Corp., Sr. Unsec. Gtd. Notes, 7.00%, 12/01/2023(b)	13,949,000	14,548,807

Diversified Banks–2.47%
Barclays Bank PLC (United Kingdom), Unsec. Sub. Global Notes, 7.63%, 11/21/2022	1,212,000	1,316,547
Barclays PLC (United Kingdom),
Jr. Unsec. Sub. Global Bonds, 7.75%(e)	2,000,000	2,022,600
REGS, Jr. Unsec. Sub. Euro Bonds, 7.88%(b)(e)	1,836,000	1,905,144
Credit Agricole S.A. (France), REGS, Jr. Unsec. Sub. Euro Notes, 8.13%(b)(e)	2,005,000	2,205,749
Dresdner Funding Trust I (Germany), REGS, Jr. Unsec. Sub. Euro Notes, 8.15%, 06/30/2031(b)	3,020,000	3,730,697
ING Groep N.V. (Netherlands), REGS, Jr. Unsec. Sub. Euro Bonds, 6.88%(b)(e)	1,889,000	1,926,449
Lloyds Banking Group PLC (United Kingdom), Jr. Unsec. Sub. Global Bonds, 7.50%(e)	1,809,000	1,883,679
Royal Bank of Scotland Group PLC (The) (United Kingdom), Jr. Unsec. Sub. Notes, 8.63%(e)	1,836,000	1,969,844
Jr. Unsec. Sub. Bonds, 7.50%(e)	2,190,000	2,249,984
Unsec. Sub. Global Bonds,
5.13%, 05/28/2024	6,891,000	6,920,549
Société Générale S.A. (France), REGS, Jr. Unsec. Sub. Euro Notes, 7.38%(b)(e)	2,005,000	2,090,413
Standard Chartered PLC (United Kingdom), REGS, Jr. Unsec. Sub. Euro Bonds, 7.50%(b)(e)	1,836,000	1,895,670
		30,117,325

Diversified Capital Markets–0.15%
Credit Suisse Group AG (Switzerland), REGS, Jr. Unsec. Sub. Euro Bonds, 7.13%(b)(e)	1,824,000	1,883,280

	Principal Amount	Value
Diversified Chemicals–0.32%
Chemours Co. (The), Sr. Unsec. Gtd. Global Notes, 7.00%, 05/15/2025	$1,735,000	$1,860,788
Trinseo Materials Operating S.C.A./Trinseo Materials Finance, Inc., Sr. Unsec. Gtd. Notes, 5.38%, 09/01/2025(b)	2,071,000	2,037,346
		3,898,134

Diversified Metals & Mining–1.38%
Freeport-McMoRan Inc., Sr. Unsec. Gtd. Global Notes, 5.40%, 11/14/2034	7,807,000	7,248,331
HudBay Minerals, Inc. (Canada), Sr. Unsec. Gtd. Notes, 7.63%, 01/15/2025(b)	2,871,000	2,932,009
Teck Resources Ltd. (Canada), Sr. Unsec. Notes, 6.13%, 10/01/2035	3,469,000	3,694,485
Vedanta Resources PLC (India), Sr. Unsec. Notes, 6.38%, 07/30/2022(b)	3,108,000	2,979,795
		16,854,620

Electric Utilities–0.06%
Drax Finco PLC (United Kingdom), Sr. Sec. Gtd. Notes, 6.63%, 11/01/2025(b)	687,000	700,740

Electrical Components & Equipment–0.47%
EnerSys, Sr. Unsec. Gtd. Notes, 5.00%, 04/30/2023(b)	5,688,000	5,766,210

Electronic Equipment & Instruments–0.27%
Itron, Inc., Sr. Unsec. Gtd. Notes, 5.00%, 01/15/2026(b)	3,406,000	3,255,114

Environmental & Facilities Services–1.34%
Advanced Disposal Services, Inc., Sr. Unsec. Gtd. Notes, 5.63%, 11/15/2024(b)	3,097,000	3,104,743
Core & Main LP, Sr. Unsec. Notes, 6.13%, 08/15/2025(b)	4,652,000	4,489,180
Hulk Finance Corp. (Canada), Sr. Unsec. Notes, 7.00%, 06/01/2026(b)	7,113,000	6,846,262
Waste Pro USA, Inc., Sr. Unsec. Notes, 5.50%, 02/15/2026(b)	1,010,000	977,175
Wrangler Buyer Corp., Sr. Unsec. Notes, 6.00%, 10/01/2025(b)	936,000	907,920
		16,325,280

Fertilizers & Agricultural Chemicals–0.25%
OCI N.V. (Netherlands), Sr. Sec. Gtd. Notes, 6.63%, 04/15/2023(b)	2,973,000	3,088,204

Food Distributors–0.34%
US Foods, Inc., Sr. Unsec. Gtd. Notes, 5.88%, 06/15/2024(b)	4,040,000	4,090,500

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

7                         Invesco High Yield Fund

	Principal Amount	Value
Food Retail–1.64%
1011778 BC ULC/ New Red Finance, Inc. (Canada), Sec. Gtd. Second Lien Notes, 5.00%, 10/15/2025(b)	$12,213,000	$11,846,610
Albertsons Cos. LLC/ Safeway Inc./New Albertson’s, L.P./Albertson’s LLC, Sr. Unsec. Gtd. Global Notes, 6.63%, 06/15/2024	5,651,000	5,481,470
Ingles Markets, Inc., Sr. Unsec. Global Notes, 5.75%, 06/15/2023	2,705,000	2,732,050
		20,060,130

Gas Utilities–1.34%
AmeriGas Partners, L.P./AmeriGas Finance Corp., Sr. Unsec. Global Notes, 5.88%, 08/20/2026	5,430,000	5,416,425
Ferrellgas L.P./Ferrellgas Finance Corp., Sr. Unsec. Global Notes, 6.50%, 05/01/2021	3,089,000	2,841,880
Suburban Propane Partners, L.P./Suburban Energy Finance Corp., Sr. Unsec. Global Notes, 5.50%, 06/01/2024	8,185,000	8,062,225
		16,320,530

Health Care Equipment–0.83%
Eagle Holding Co. II, LLC, Sr. Unsec. PIK Notes, 8.38% PIK Rate, 7.63% Cash Rate, 05/15/2022(b)(f)	5,373,000	5,453,595
Hill-Rom Holdings, Inc., Sr. Unsec. Gtd. Notes, 5.00%, 02/15/2025(b)	4,809,000	4,700,797
		10,154,392

Health Care Facilities–3.16%
Acadia Healthcare Co., Inc., Sr. Unsec. Gtd. Global Notes, 5.63%, 02/15/2023	2,000	2,050
6.50%, 03/01/2024	3,255,000	3,389,269
Community Health Systems, Inc.,
Sec. Gtd. Second Lien Notes,
8.13%, 06/30/2024(b)	137,000	113,368
Sr. Sec. Gtd. First Lien Global Notes,
5.13%, 08/01/2021	2,385,000	2,313,450
Sr. Sec. Gtd. First Lien Notes,
6.25%, 03/31/2023	5,890,000	5,624,950
Encompass Health Corp., Sr. Unsec. Gtd. Global Notes, 5.75%, 09/15/2025	4,788,000	4,847,850
HCA, Inc.,
Sr. Sec. Gtd. First Lien Notes,
5.25%, 04/15/2025	8,596,000	8,886,115
Sr. Unsec. Gtd. Global Notes,
7.50%, 02/15/2022	5,063,000	5,569,300
Sr. Unsec. Gtd. Notes,
5.38%, 02/01/2025	3,380,000	3,427,083
5.38%, 09/01/2026	1,437,000	1,447,777
5.88%, 02/15/2026	2,780,000	2,880,775
		38,501,987

	Principal Amount	Value
Health Care REITs–0.51%
MPT Operating Partnership L.P./MPT Finance Corp., Sr. Unsec. Gtd. Global Notes, 5.00%, 10/15/2027	$6,350,000	$6,238,875

Health Care Services–2.22%
DaVita Inc., Sr. Unsec. Gtd. Global Notes, 5.00%, 05/01/2025	2,879,000	2,742,247
Envision Healthcare Corp., Sr. Unsec. Gtd. Notes, 6.25%, 12/01/2024(b)	1,759,000	1,886,528
Heartland Dental, LLC, Sr. Unsec. Notes, 8.50%, 05/01/2026(b)	3,452,000	3,279,400
MPH Acquisition Holdings LLC, Sr. Unsec. Gtd. Notes, 7.13%, 06/01/2024(b)	1,803,000	1,870,613
Surgery Center Holdings, Inc., Sr. Unsec. Gtd. Notes,
6.75%, 07/01/2025(b)	1,716,000	1,664,520
8.88%, 04/15/2021(b)	3,283,000	3,434,839
Team Health Holdings, Inc., Sr. Unsec. Gtd. Notes, 6.38%, 02/01/2025(b)	3,975,000	3,468,187
Tenet Healthcare Corp., Sr. Unsec. Global Notes,
6.75%, 06/15/2023	8,135,000	8,165,506
8.13%, 04/01/2022	574,000	608,440
		27,120,280

Home Furnishings–0.27%
Prestige Brands, Inc., Sr. Unsec. Gtd. Notes, 6.38%, 03/01/2024(b)	3,240,000	3,285,522

Home Improvement Retail–0.57%
Hillman Group Inc. (The), Sr. Unsec. Gtd. Notes, 6.38%, 07/15/2022(b)	7,221,000	6,896,055

Homebuilding–2.65%
Ashton Woods USA LLC/Ashton Woods Finance Co., Sr. Unsec. Notes,
6.75%, 08/01/2025(b)	1,489,000	1,396,861
6.88%, 02/15/2021(b)	4,568,000	4,636,520
Beazer Homes USA, Inc., Sr. Unsec. Gtd. Global Notes,
6.75%, 03/15/2025	3,203,000	3,010,820
8.75%, 03/15/2022	3,175,000	3,364,516
KB Home, Sr. Unsec. Gtd. Notes,
7.50%, 09/15/2022	2,099,000	2,240,682
8.00%, 03/15/2020	881,000	933,860
Lennar Corp., Sr. Unsec. Gtd. Global Notes,
5.25%, 06/01/2026	961,000	955,887
5.38%, 10/01/2022	5,385,000	5,526,356
8.38%, 01/15/2021	867,000	955,868
Meritage Homes Corp., Sr. Unsec. Gtd. Global Notes, 7.15%, 04/15/2020	2,583,000	2,725,065
SRS Distribution Inc., Sr. Unsec. Gtd. Notes, 8.25%, 07/01/2026(b)	2,127,000	2,010,015
Taylor Morrison Communities Inc./ Taylor Morrison Holdings II, Inc., Sr. Unsec. Gtd. Notes, 5.88%, 04/15/2023(b)	4,499,000	4,522,845
		32,279,295

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8                         Invesco High Yield Fund

	Principal Amount	Value
Household Products–1.37%
Reynolds Group Issuer Inc./LLC,
Sr. Sec. Gtd. First Lien Global Notes,
5.75%, 10/15/2020	$3,040,091	$3,047,691
Sr. Sec. Gtd. First Lien Notes,
5.13%, 07/15/2023(b)	1,750,000	1,745,625
Sr. Unsec. Gtd. Notes,
7.00%, 07/15/2024(b)	6,536,000	6,652,831
Spectrum Brands, Inc., Sr. Unsec. Gtd. Global Notes, 5.75%, 07/15/2025	5,158,000	5,235,370
		16,681,517

Independent Power Producers & Energy Traders–1.16%
AES Corp. (The), Sr. Unsec. Notes, 5.50%, 04/15/2025	4,374,000	4,516,155
Calpine Corp., Sr. Unsec. Global Notes, 5.38%, 01/15/2023	2,859,000	2,726,771
NRG Energy, Inc., Sr. Unsec. Gtd. Global Notes,
6.25%, 05/01/2024	2,985,000	3,104,400
6.63%, 01/15/2027	1,195,000	1,256,244
Vistra Energy Corp., Sr. Unsec. Gtd. Global Notes, 7.38%, 11/01/2022	2,400,000	2,505,000
		14,108,570

Industrial Machinery–0.72%
Cleaver-Brooks, Inc., Sr. Sec. Notes, 7.88%, 03/01/2023(b)	4,486,000	4,643,010
Mueller Industries, Inc., Unsec. Sub. Deb., 6.00%, 03/01/2027	3,157,000	3,109,645
Mueller Water Products, Inc., Sr. Unsec. Notes, 5.50%, 06/15/2026(b)	1,023,000	1,030,672
		8,783,327

Integrated Oil & Gas–1.02%
California Resources Corp., Sec. Gtd. Second Lien Notes, 8.00%, 12/15/2022(b)	3,868,000	3,486,035
Petrobras Global Finance B.V. (Brazil), Sr. Unsec. Gtd. Global Notes, 5.75%, 02/01/2029	4,851,000	4,227,646
Petróleos Mexicanos (Mexico),
Sr. Unsec. Gtd. Global Notes,
6.88%, 08/04/2026	1,439,000	1,492,963
Sr. Unsec. Gtd. Notes,
5.35%, 02/12/2028(b)	3,496,000	3,270,508
		12,477,152

Integrated Telecommunication Services–2.22%
CenturyLink, Inc.,
Series S, Sr. Unsec. Notes,
6.45%, 06/15/2021	4,624,000	4,832,080
Series Y, Sr. Unsec. Global Notes,
7.50%, 04/01/2024	4,292,000	4,603,170
Cequel Communications Holdings I, LLC/ Capital Corp., Sr. Unsec. Notes, 7.75%, 07/15/2025(b)	3,100,000	3,313,125

	Principal Amount	Value
Integrated Telecommunication Services–(continued)
Cincinnati Bell Inc.,
Sr. Unsec. Gtd. Notes,
7.00%, 07/15/2024(b)	$3,388,000	$2,998,380
Sr. Unsec. Notes,
8.00%, 10/15/2025(b)	666,000	594,405
Frontier Communications Corp.,
Sr. Unsec. Global Notes,
10.50%, 09/15/2022	4,913,000	4,348,005
11.00%, 09/15/2025	4,028,000	3,101,560
Telecom Italia Capital S.A. (Italy),
Sr. Unsec. Gtd. Global Notes,
6.38%, 11/15/2033	731,000	745,620
7.20%, 07/18/2036	2,307,000	2,474,257
		27,010,602

Internet Software & Services–0.98%
Equinix, Inc., Sr. Unsec. Notes, 5.88%, 01/15/2026	7,760,000	8,070,400
Rackspace Hosting, Inc., Sr. Unsec. Gtd. Notes, 8.63%, 11/15/2024(b)	3,968,000	3,915,920
		11,986,320

Leisure Products–0.31%
Mattel, Inc.,
Sr. Unsec. Gtd. Notes,
6.75%, 12/31/2025(b)	3,056,000	3,000,809
Sr. Unsec. Notes,
6.20%, 10/01/2040	866,000	725,275
		3,726,084

Life Sciences Tools & Services–0.10%
Charles River Laboratories International, Inc., Sr. Unsec. Gtd. Notes, 5.50%, 04/01/2026(b)	1,161,000	1,181,318

Managed Health Care–0.82%
Centene Corp., Sr. Unsec. Notes, 4.75%, 01/15/2025	2,387,000	2,404,902
Molina Healthcare, Inc., Sr. Unsec. Gtd. Notes, 4.88%, 06/15/2025(b)	2,628,000	2,608,290
WellCare Health Plans, Inc., Sr. Unsec. Notes,
5.25%, 04/01/2025	2,841,000	2,912,025
5.38%, 08/15/2026(b)	2,017,000	2,082,553
		10,007,770

Metal & Glass Containers–0.60%
Ardagh Packaging Finance PLC/Ardagh Holdings USA Inc. (Ireland), Sr. Unsec. Gtd. Notes, 6.00%, 02/15/2025(b)	1,244,000	1,219,120
7.25%, 05/15/2024(b)	2,565,000	2,706,075
Flex Acquisition Co., Inc., Sr. Unsec. Notes, 7.88%, 07/15/2026(b)	3,335,000	3,347,506
		7,272,701

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9                         Invesco High Yield Fund

	Principal Amount	Value
Movies & Entertainment–0.40%
AMC Entertainment Holdings, Inc., Sr. Unsec. Gtd. Sub. Global Notes, 5.75%, 06/15/2025	$5,003,000	$4,874,823

Oil & Gas Drilling–1.68%
Diamond Offshore Drilling, Inc., Sr. Unsec. Global Notes, 4.88%, 11/01/2043	1,582,000	1,135,085
Ensco PLC, Sr. Unsec. Global Notes,
4.50%, 10/01/2024	205,000	170,919
7.75%, 02/01/2026	5,160,000	4,947,150
Noble Holding International Ltd., Sr. Unsec. Gtd. Global Notes, 7.75%, 01/15/2024	6,223,000	6,114,097
Precision Drilling Corp. (Canada),
Sr. Unsec. Gtd. Global Notes,
5.25%, 11/15/2024	3,608,000	3,454,660
7.75%, 12/15/2023	712,000	756,500
Transocean Inc., Sr. Unsec. Gtd. Global Notes, 7.50%, 04/15/2031	4,178,000	3,875,095
		20,453,506

Oil & Gas Equipment & Services–1.05%
Archrock Partners, L.P./Archrock Partners Finance Corp., Sr. Unsec. Gtd. Global Notes, 6.00%, 10/01/2022	3,736,000	3,745,340
SESI, L.L.C., Sr. Unsec. Gtd. Global Notes, 7.13%, 12/15/2021	4,685,000	4,761,131
Weatherford International Ltd.,
Sr. Unsec. Gtd. Notes,
6.50%, 08/01/2036	4,015,000	3,001,213
8.25%, 06/15/2023	1,390,000	1,299,650
		12,807,334

Oil & Gas Exploration & Production–6.03%
Ascent Resources Utica Holdings, LLC /ARU Finance Corp., Sr. Unsec. Notes, 10.00%, 04/01/2022(b)	3,767,000	4,181,370
Callon Petroleum Co., Sr. Unsec. Gtd. Global Notes, 6.13%, 10/01/2024	5,881,000	6,042,727
Denbury Resources Inc., Sr. Unsec. Gtd. Sub. Notes, 5.50%, 05/01/2022	3,015,000	2,736,113
EP Energy LLC/Everest Acquisition Finance Inc., Sr. Sec. Gtd. First Lien Notes, 8.00%, 11/29/2024(b)	3,430,000	3,455,725
Gulfport Energy Corp., Sr. Unsec. Gtd. Global Notes,
6.00%, 10/15/2024	3,518,000	3,491,615
6.63%, 05/01/2023	1,188,000	1,217,700
Jagged Peak Energy LLC, Sr. Unsec. Gtd. Notes, 5.88%, 05/01/2026(b)	4,982,000	4,919,725
Oasis Petroleum Inc., Sr. Unsec. Gtd. Global Notes, 6.88%, 01/15/2023	5,649,000	5,776,102
Parsley Energy LLC/Parsley Finance Corp., Sr. Unsec. Gtd. Notes, 6.25%, 06/01/2024(b)	3,850,000	4,023,250

	Principal Amount	Value
Oil & Gas Exploration & Production–(continued)
QEP Resources, Inc., Sr. Unsec. Global Notes,
5.25%, 05/01/2023	$1,615,000	$1,582,700
5.63%, 03/01/2026	1,606,000	1,541,760
Range Resources Corp., Sr. Unsec. Gtd. Global Notes,
4.88%, 05/15/2025	4,451,000	4,284,088
5.88%, 07/01/2022	3,337,000	3,387,055
SM Energy Co., Sr. Unsec. Global Notes,
6.13%, 11/15/2022	4,240,000	4,383,100
6.63%, 01/15/2027	626,000	646,370
Southwestern Energy Co., Sr. Unsec. Gtd. Global Notes, 7.50%, 04/01/2026	3,560,000	3,746,900
Tullow Oil PLC (Ghana), Sr. Unsec. Notes, 7.00%, 03/01/2025(b)	2,488,000	2,404,528
Whiting Petroleum Corp., Sr. Unsec. Gtd. Global Notes, 6.25%, 04/01/2023	3,439,000	3,550,768
WildHorse Resource Development Corp., Sr. Unsec. Gtd. Global Notes, 6.88%, 02/01/2025	6,291,000	6,369,637
WPX Energy Inc., Sr. Unsec. Notes, 5.25%, 09/15/2024	5,752,000	5,823,900
		73,565,133

Oil & Gas Refining & Marketing–0.48%
Parkland Fuel Corp. (Canada), Sr. Unsec. Notes, 6.00%, 04/01/2026(b)	2,925,000	2,932,312
Sunoco LP/Sunoco Finance Corp., Sr. Unsec. Gtd. Notes, 4.88%, 01/15/2023(b)	2,968,000	2,935,471
		5,867,783

Oil & Gas Storage & Transportation–1.23%
Energy Transfer Equity, L.P., Sr. Sec. First Lien Notes, 5.88%, 01/15/2024	1,011,000	1,076,715
Plains All American Pipeline, L.P., Series B, Jr. Unsec. Sub. Notes, 6.13%(e)	3,351,000	3,283,980
SemGroup Corp., Sr. Unsec. Gtd. Global Notes, 6.38%, 03/15/2025	2,370,000	2,328,525
Targa Resources Partners L.P./Targa Resources Partners Finance Corp., Sr. Unsec. Gtd. Global Bonds, 5.13%, 02/01/2025	3,766,000	3,794,245
Sr. Unsec. Gtd. Notes,
5.88%, 04/15/2026(b)	1,888,000	1,937,560
Williams Cos., Inc. (The), Sr. Unsec. Notes, 7.88%, 09/01/2021	2,316,000	2,585,235
		15,006,260

Other Diversified Financial Services–1.15%
Lincoln Finance Ltd. (Netherlands), Sr. Sec. Gtd. First Lien Notes, 7.38%, 04/15/2021(b)	3,177,000	3,284,224

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                         Invesco High Yield Fund

	Principal Amount	Value
Other Diversified Financial Services–(continued)
Lions Gate Capital Holdings LLC, Sr. Unsec. Gtd. Notes, 5.88%, 11/01/2024(b)	$3,774,000	$3,910,807
LPL Holdings Inc., Sr. Unsec. Gtd. Notes, 5.75%, 09/15/2025(b)	3,753,000	3,677,940
Mexico City Airport Trust (Mexico), REGS, Sr. Sec. Euro Bonds, 5.50%, 07/31/2047(b)	2,025,000	1,797,046
VFH Parent LLC/Orchestra Co-Issuer Inc., Sec. Gtd. Second Lien Notes, 6.75%, 06/15/2022(b)	1,316,000	1,358,770
		14,028,787

Packaged Foods & Meats–1.21%
B&G Foods, Inc., Sr. Unsec. Gtd. Notes, 5.25%, 04/01/2025	2,941,000	2,863,799
JBS Investments GmbH, Sr. Unsec. Gtd. Notes, 7.25%, 04/03/2024(b)	5,290,000	5,268,893
Lamb Weston Holdings Inc., Sr. Unsec. Gtd. Notes, 4.63%, 11/01/2024(b)	940,000	928,250
Minerva Luxembourg S.A. (Brazil), REGS, Sr. Unsec. Gtd. Euro Notes, 6.50%, 09/20/2026(b)	3,000,000	2,685,030
TreeHouse Foods, Inc., Sr. Unsec. Gtd. Notes, 6.00%, 02/15/2024(b)	2,964,000	3,012,165
		14,758,137

Paper Packaging–0.32%
Plastipak Holdings Inc., Sr. Unsec. Notes, 6.25%, 10/15/2025(b)	4,223,000	3,911,554

Paper Products–0.82%
Mercer International Inc. (Canada),
Sr. Unsec. Global Notes,
6.50%, 02/01/2024	2,298,000	2,361,195
7.75%, 12/01/2022	414,000	433,148
Sr. Unsec. Notes,
5.50%, 01/15/2026(b)	1,263,000	1,234,582
Rayonier A.M. Products Inc., Sr. Unsec. Gtd. Notes, 5.50%, 06/01/2024(b)	6,288,000	6,022,835
		10,051,760

Pharmaceuticals–2.01%
Bausch Health Cos. Inc.,
Sr. Sec. Gtd. First Lien Notes,
5.50%, 11/01/2025(b)	2,692,000	2,695,365
Sr. Unsec. Gtd. Notes,
5.88%, 05/15/2023(b)	2,027,000	1,945,413
6.13%, 04/15/2025(b)	3,145,000	2,936,644
9.00%, 12/15/2025(b)	3,441,000	3,651,761
9.25%, 04/01/2026(b)	2,613,000	2,778,351
Endo DAC/Endo Finance LLC/Endo Finco Inc., Sr. Unsec. Gtd. Notes, 6.00%, 07/15/2023(b)	2,215,000	1,915,975
HLF Financing S.a.r.l., LLC/ Herbalife International, Inc., Sr. Unsec. Notes, 7.25%, 08/15/2026(b)	2,764,000	2,806,428

	Principal Amount	Value
Pharmaceuticals–(continued)
Teva Pharmaceutical Finance IV, B.V. (Israel), Sr. Unsec. Gtd. Global Notes, 3.65%, 11/10/2021	$3,600,000	$3,495,638
Teva Pharmaceutical Finance Netherlands III B.V. (Israel), Sr. Unsec. Gtd. Global Notes, 6.00%, 04/15/2024	2,258,000	2,295,520
		24,521,095

Publishing–0.63%
Meredith Corp., Sr. Unsec. Gtd. Notes, 6.88%, 02/01/2026(b)	7,519,000	7,631,785

Restaurants–0.71%
Carrols Restaurant Group, Inc., Sec. Gtd. Second Lien Global Notes, 8.00%, 05/01/2022	2,301,000	2,401,669
IRB Holding Corp., Sr. Unsec. Gtd. Notes, 6.75%, 02/15/2026(b)	4,654,000	4,456,205
KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC, Sr. Unsec. Gtd. Notes, 4.75%, 06/01/2027(b)	1,846,000	1,762,930
		8,620,804

Security & Alarm Services–1.01%
Brink’s Co. (The), Sr. Unsec. Gtd. Notes, 4.63%, 10/15/2027(b)	2,683,000	2,515,313
Prime Security Services Borrower, LLC/Prime Finance, Inc., Sec. Gtd. Second Lien Notes, 9.25%, 05/15/2023(b)	9,173,000	9,849,967
		12,365,280

Semiconductors–0.49%
NXP B.V./NXP Funding LLC (Netherlands), Sr. Unsec. Gtd. Notes, 4.63%, 06/01/2023(b)	5,814,000	5,915,745

Specialized Consumer Services–0.73%
ServiceMaster Co., LLC (The), Sr. Unsec. Notes, 7.45%, 08/15/2027	8,454,000	8,961,240

Specialized Finance–0.54%
AerCap Global Aviation Trust (Ireland), Jr. Unsec. Gtd. Sub. Notes, 6.50%, 06/15/2045(b)	3,288,000	3,403,080
CIT Group Inc.,
Sr. Unsec. Global Notes,
5.00%, 08/01/2023	400,000	407,500
Unsec. Sub. Global Notes,
6.13%, 03/09/2028	736,000	770,960
MSCI Inc., Sr. Unsec. Gtd. Notes, 5.25%, 11/15/2024(b)	1,967,000	2,030,928
		6,612,468

Specialized REITs–0.37%
Iron Mountain Inc., Sr. Unsec. Sub. Gtd. Global Notes, 5.75%, 08/15/2024	4,067,000	4,041,581

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                         Invesco High Yield Fund

	Principal Amount	Value
Specialized REITs–(continued)
Iron Mountain US Holdings, Inc., Sr. Unsec. Gtd. Notes, 5.38%, 06/01/2026(b)	$479,000	$456,248
		4,497,829

Specialty Chemicals–0.79%
Axalta Coating Systems, LLC, Sr. Unsec. Gtd. Notes, 4.88%, 08/15/2024(b)	2,650,000	2,640,063
Platform Specialty Products Corp., Sr. Unsec. Gtd. Notes, 5.88%, 12/01/2025(b)	3,778,000	3,754,387
Valvoline Inc., Sr. Unsec. Gtd. Global Notes, 5.50%, 07/15/2024	3,197,000	3,276,925
		9,671,375

Steel–1.57%
ArcelorMittal (Luxembourg), Sr. Unsec. Global Notes, 7.00%, 10/15/2039	2,818,000	3,295,619
Cleveland-Cliffs Inc., Sr. Unsec. Gtd. Global Notes, 5.75%, 03/01/2025	5,132,000	5,059,177
SunCoke Energy Partners, L.P./ SunCoke Energy Partners Finance Corp., Sr. Unsec. Gtd. Notes, 7.50%, 06/15/2025(b)	3,511,000	3,668,995
United States Steel Corp., Sr. Unsec. Global Notes, 6.88%, 08/15/2025	6,945,000	7,083,900
		19,107,691

Technology Hardware, Storage & Peripherals–1.29%
CommScope Technologies LLC, Sr. Unsec. Gtd. Notes, 6.00%, 06/15/2025(b)	5,476,000	5,695,040
Dell International LLC/ EMC Corp., Sr. Unsec. Gtd. Notes, 7.13%, 06/15/2024(b)	9,441,000	10,094,806
		15,789,846

Textiles–0.42%
Eagle Intermediate Global Holding B.V./Ruyi US Finance LLC (China), Sr. Sec. Gtd. First Lien Bonds, 7.50%, 05/01/2025(b)	5,094,000	5,094,000

Trading Companies & Distributors–1.62%
BMC East, LLC, Sr. Sec. Gtd. First Lien Notes, 5.50%, 10/01/2024(b)	5,316,000	5,183,100
H&E Equipment Services, Inc., Sr. Unsec. Gtd. Global Notes, 5.63%, 09/01/2025	5,790,000	5,762,787
Herc Rentals Inc., Sec. Gtd. Second Lien Notes, 7.75%, 06/01/2024(b)	4,120,000	4,463,814
United Rentals North America, Inc.,
Sr. Unsec. Gtd. Global Notes,
5.50%, 07/15/2025	714,000	730,957
Sr. Unsec. Gtd. Notes,
5.88%, 09/15/2026	3,449,000	3,565,404
		19,706,062

	Principal Amount	Value
Trucking–0.87%
Avis Budget Car Rental LLC/Avis Budget Finance Inc., Sr. Unsec. Gtd. Notes, 5.25%, 03/15/2025(b)	$1,716,000	$1,615,185
Hertz Corp. (The), Sec. Gtd. Second Lien Notes, 7.63%, 06/01/2022(b)	1,312,000	1,305,440
Kenan Advantage Group Inc. (The), Sr. Unsec. Notes, 7.88%, 07/31/2023(b)	7,446,000	7,678,687
		10,599,312

Wireless Telecommunication Services–5.53%
Altice Financing S.A. (Luxembourg),
Sr. Sec. Gtd. First Lien Bonds,
7.50%, 05/15/2026(b)	3,510,000	3,352,050
Sr. Sec. Gtd. First Lien Notes,
6.63%, 02/15/2023(b)	3,244,000	3,272,353
Altice Luxembourg S.A. (Luxembourg), Sr. Unsec. Gtd. Notes, 7.75%, 05/15/2022(b)	6,022,000	5,826,285
Altice US Finance I Corp., Sr. Sec. Gtd. First Lien Notes, 5.50%, 05/15/2026(b)	3,387,000	3,336,195
Digicel Group Ltd. (Jamaica), Sr. Unsec. Notes, 8.25%, 09/30/2020(b)	3,300,000	2,498,793
Intelsat Connect Finance S.A. (Luxembourg), Sr. Unsec. Gtd. Notes, 9.50%, 02/15/2023(b)	3,456,000	3,448,915
Oztel Holdings SPC Ltd. (Oman), Sr. Sec. Gtd. Notes, 5.63%, 10/24/2023(b)	3,188,000	3,184,474
SBA Communications Corp., Sr. Unsec. Global Notes, 4.88%, 09/01/2024	1,736,000	1,717,251
Sprint Communications Inc., Sr. Unsec. Global Notes, 11.50%, 11/15/2021	3,000,000	3,547,500
Sprint Corp., Sr. Unsec. Gtd. Global Notes,
7.25%, 09/15/2021	6,581,000	6,916,236
7.63%, 02/15/2025	2,028,000	2,157,285
7.88%, 09/15/2023	13,647,000	14,721,701
T-Mobile USA, Inc.,
Sr. Unsec. Gtd. Global Bonds,
6.50%, 01/15/2026	7,987,000	8,463,744
Sr. Unsec. Gtd. Global Notes,
6.38%, 03/01/2025	4,811,000	5,015,468
		67,458,250
Total U.S. Dollar Denominated Bonds & Notes (Cost $1,091,252,792)		1,085,905,759

	Shares
Exchange-Traded Funds–3.10%
iShares® 0-5 Year High Yield Corporate Bond ETF	395,000	18,568,950
SPDR® Bloomberg Barclays Short Term High Yield Bond ETF	697,500	19,216,125
Total Exchange-Traded Funds (Cost $38,435,420)		37,785,075

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                         Invesco High Yield Fund

	Principal Amount		Value
Non-U.S. Dollar Denominated Bonds & Notes–1.55%(g)
Beverage & Tobacco–0.14%
Sunshine Mid B.V. (Netherlands), Sr. Unsec. Gtd. Bonds, 6.50%, 05/15/2026(b)	EUR	1,500,000	$1,679,645

Cable & Satellite–0.11%
Tele Columbus AG (Germany), Sr. Sec. Notes, 3.88%, 05/02/2025(b)	EUR	1,350,000	1,399,103

Diversified Banks–0.55%
ABN AMRO Bank N.V. (Netherlands), REGS, Jr. Unsec. Sub. Euro Bonds, 4.75%(b)(e)	EUR	1,700,000	1,917,314
Caixabank S.A. (Spain), REGS, Jr. Unsec. Sub. Euro Bonds, 6.75%(b)(e)	EUR	1,800,000	2,255,686
Erste Group Bank AG (Austria), REGS, Jr. Unsec. Sub. Euro Bonds, 6.50%(b)(e)	EUR	2,000,000	2,519,652
			6,692,652

Diversified Chemicals–0.31%
Chemours Co. (The), Sr. Unsec. Gtd. Euro Bonds, 4.00%, 05/15/2026	EUR	3,250,000	3,808,320

Food Retail–0.23%
Iceland Bondco PLC (United Kingdom), REGS, Sr. Sec. Gtd. First Lien Euro Notes, 4.63%, 03/15/2025(b)	GBP	2,350,000	2,790,811

Packaged Foods & Meats–0.14%
Darling Global Finance B.V., Sr. Unsec. Gtd. Bonds, 3.63%, 05/15/2026(b)	EUR	1,400,000	1,663,941

Paper Packaging–0.05%
M&G Finance Luxembourg S.A. (Luxembourg), Jr. Unsec. Gtd. Sub. Variable Rate Euro Notes, 5.30% (3 mo. EURIBOR + 5.63%)(c)(d)(e)(h)	EUR	4,100,000	571,163

Textiles–0.02%
Eagle Intermediate Global Holding B.V./Ruyi US Finance LLC (China), Sr. Sec. Gtd. First Lien Bonds, 5.38%, 05/01/2023(b)	EUR	200,000	234,212
Total Non-U.S. Dollar Denominated Bonds & Notes (Cost $20,202,741)			18,839,847

Variable Rate Senior Loan Interests–1.20%(i)
Food Retail–1.20%
Albertson’s LLC, Term Loan B-4,
4.83%, (1 mo. USD LIBOR + 2.75%), 08/25/2021		$10,791,764	10,784,480
Bridge Term Loan,
—%, 04/18/2019(c)(j)		3,885,000	3,885,000
Total Variable Rate Senior Loan Interests (Cost $14,392,411)			14,669,480

	Principal Amount	Value
U.S. Treasury Bills–0.78%
2.12% - 2.15%, 01/24/2019(k)(l) (Cost $9,542,167)	$9,625,000	$9,542,616

	Shares
Preferred Stocks–0.55%
Diversified Banks–0.47%
Wells Fargo & Co., Class A, Series L, $75.00 Conv. Pfd.	4,440	5,754,196

Specialized Finance–0.08%
CIT Group Inc., Series A, 5.80% Pfd.	935,000	932,662
Total Preferred Stocks (Cost $6,651,555)		6,686,858

Common Stocks & Other Equity Interests–0.00%
Broadcasting–0.00%
Adelphia Recovery Trust Series ACC-1(m)	4,846,549	2,423
Adelphia Recovery Trust Series Arahova(m)	2,211,702	2,212
		4,635

Diversified Support Services–0.00%
ACC Claims Holdings, LLC(n)	4,130,550	37,175

Integrated Telecommunication Services–0.00%
Ventelo, Inc. (Acquired 06/28/2002; Cost $0) (United Kingdom)(b)(c)(n)	73,021	0

Leisure Products–0.00%
HF Holdings, Inc. (Acquired 09/29/2009; Cost $6,855,236)(b)(c)(n)	36,820	0
Total Common Stocks & Other Equity Interests (Cost $9,361,768)		41,810

Money Market Funds–2.34%
Invesco Government & Agency Portfolio–Institutional Class, 1.85%(o)	9,583,842	9,583,842
Invesco Liquid Assets Portfolio–Institutional Class, 2.07%(o)	7,993,240	7,996,437
Invesco Treasury Portfolio–Institutional Class, 1.85%(o)	10,952,962	10,952,962
Total Money Market Funds (Cost $28,532,452)		28,533,241
TOTAL INVESTMENTS IN SECURITIES–98.56% (Cost $1,218,371,306)		1,202,004,686
OTHER ASSETS LESS LIABILITIES–1.44%		17,581,851
NET ASSETS–100.00%		$1,219,586,537

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13                         Invesco High Yield Fund

Investment Abbreviations:

Conv.	– Convertible
Deb.	– Debenture
ETF	– Exchange-Traded Fund
EUR	– Euro
EURIBOR	– Euro Interbank Offered Rate
GBP	– British Pound
Gtd.	– Guaranteed
Jr.	– Junior
LIBOR	– London Interbank Offered Rate
Pfd.	– Preferred
PIK	– Pay-in-Kind
REGS	– Regulation S
REIT	– Real Estate Investment Trust
Sec.	– Secured
SPDR	– Standard & Poor’s Depositary Receipt
Sr.	– Senior
Sub.	– Subordinated
Unsec.	– Unsecured
USD	– U.S. Dollar

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at August 31, 2018 was $545,649,693, which represented 44.74% of the Fund’s Net Assets.

(c)	Security valued using significant unobservable inputs (Level 3). See Note 3.
(d)

Defaulted security. Currently, the issuer is partially or fully in default with respect to interest payments. The aggregate value of these securities at August 31, 2018 was $571,163, which represented less than 1% of the Fund’s Net Assets.

(e)	Perpetual bond with no specified maturity date.
(f)	All or a portion of this security is Pay-in-Kind. Pay-in-Kind securities pay interest income in the form of securities.
(g)	Foreign denominated security. Principal amount is denominated in the currency indicated.
(h)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on August 31, 2018.
(i)

Variable rate senior loan interests are, at present, not readily marketable, not registered under the 1933 Act, and may be subject to contractual and legal restrictions on sale. Variable rate senior loan interests in the Fund’s portfolio generally have variable rates which adjust to a base, such as the London Interbank Offered Rate ("LIBOR"), on set dates, typically every 30 days but not greater than one year; and/or have interest rates that float at a margin above a widely recognized base lending rate such as the Prime Rate of a designated U.S. bank.

(j)	This variable rate interest will settle after August 31, 2018, at which time the interest rate will be determined.
(k)	Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(l)	All or a portion of the value was designated as collateral to cover margin requirements for open swap agreements. See Note 1N.
(m)	Acquired as part of the Adelphia Communications bankruptcy reorganization.
(n)	Non-income producing security.
(o)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of August 31, 2018.

Portfolio Composition†

By credit quality, based on Total Investments

as of August 31, 2018

AA	0.8%
BBB	3.9
BB	38.8
B	40.4
CCC	7.5
Non-Rated	8.6

†

Source: Standard & Poor’s. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice. “Non-Rated” indicates the debtor was not rated, and should not be interpreted as indicating low quality. For more information on Standard and Poor’s rating methodology, please visit standardandpoors.com and select “Understanding Ratings” under Rating Resources on the homepage.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14                         Invesco High Yield Fund

Open Forward Foreign Currency Contracts
Settlement Date		Contract to				Unrealized Appreciation (Depreciation)
	Counterparty	Deliver		Receive
11/30/2018	Barclays Bank PLC	EUR	11,931,256	USD	14,079,324	$130,695
11/30/2018	CIBC World Markets Corp.	GBP	971,044	USD	1,258,101	(5,670)
Total Forward Foreign Currency Contracts — Currency Risk						$125,025

Open Centrally Cleared Credit Default Swap Agreements
Reference Entity	Buy/Sell Protection	(Pay)/Receive Fixed Rate	Payment Frequency	Maturity Date	Implied Credit Spread(a)	Notional Value		Upfront Payments Paid (Received)	Value	Unrealized Appreciation (Depreciation)(b)
Markit CDX North America High Yield Index, Series 30, Version 1	Buy	(5.00)%	Quarterly	06/20/2023	3.30%	USD	(60,500,000)	$(4,087,121)	$(4,180,187)	$(93,066)
Markit CDX Emerging Markets Index, Series 30, Version 1	Sell	1.00	Quarterly	06/20/2023	2.36	USD	36,000,000	(1,659,600)	(2,064,096)	(404,496)
Markit iTraxx Europe Index, Series 29, Version 1	Sell	5.00	Quarterly	06/20/2023	2.99	EUR	36,000,000	3,387,500	3,634,350	246,850
Total Centrally Cleared Credit Default Swap Agreements — Credit Risk								$(2,359,221)	$(2,609,933)	$(250,712)

(a)

Implied credit spreads represent the current level, as of August 31, 2018, at which protection could be bought or sold given the terms of the existing credit default swap agreement and serve as an indicator of the current status of the payment/performance risk of the credit default swap agreement. An implied credit spread that has widened or increased since entry into the initial agreement may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets generally.

(b)	The daily variation margin receivable (payable) at period end is recorded in the Statement of Assets and Liabilities.

Abbreviations:

EUR	– Euro
GBP	– British Pound Sterling
USD	– U.S. Dollar

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15                         Invesco High Yield Fund

Statement of Assets and Liabilities

August 31, 2018

(Unaudited)

Assets:
Investments in securities, at value (Cost $1,189,838,854)	$1,173,471,445
Investments in affiliated money market funds, at value (Cost $28,532,452)	28,533,241
Other investments:
Unrealized appreciation on forward foreign currency contracts outstanding	130,695
Foreign currencies, at value (Cost $113,422)	110,641
Receivable for:
Investments sold	2,878,305
Fund shares sold	3,827,185
Dividends and interest	19,387,973
Investments matured, at value (Cost 30,876,006)	0
Investment for trustee deferred compensation and retirement plans	361,278
Other assets	110,933
Total assets	1,228,811,696

Liabilities:
Other investments:
Swaps payable — Centrally Cleared	122
Variation margin payable — centrally cleared swap agreements	249,891
Unrealized depreciation on forward foreign currency contracts outstanding	5,670
Payable for:
Investments purchased	4,785,102
Dividends	904,971
Fund shares reacquired	1,382,219
Amount due custodian	291,621
Accrued fees to affiliates	615,900
Accrued trustees’ and officers’ fees and benefits	5,195
Accrued other operating expenses	535,419
Trustee deferred compensation and retirement plans	449,049
Total liabilities	9,225,159
Net assets applicable to shares outstanding	$1,219,586,537

Net assets consist of:
Shares of beneficial interest	$1,401,528,215
Undistributed net investment income	(7,569,073)
Undistributed net realized gain (loss)	(126,998,969)
Net unrealized appreciation (depreciation)	(47,373,636)
$1,219,586,537

Net Assets:
Class A	$667,235,316
Class C	$78,263,995
Class Y	$116,771,892
Investor Class	$94,801,338
Class R5	$70,777,152
Class R6	$191,736,844

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	163,225,562
Class C	19,204,182
Class Y	28,480,293
Investor Class	23,191,664
Class R5	17,364,911
Class R6	47,013,240
Class A:
Net asset value per share	$4.09
Maximum offering price per share
(Net asset value of $4.09 ÷ 95.75%)	$4.27
Class C:
Net asset value and offering price per share	$4.08
Class Y:
Net asset value and offering price per share	$4.10
Investor Class:
Net asset value and offering price per share	$4.09
Class R5:
Net asset value and offering price per share	$4.08
Class R6:
Net asset value and offering price per share	$4.08

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16                         Invesco High Yield Fund

Statement of Operations

For the six months ended August 31, 2018

(Unaudited)

Investment income:
Interest (net of foreign withholding taxes of $611)	$35,747,159
Dividends	1,500,563
Dividends from affiliated money market funds	96,661
Total investment income	37,344,383

Expenses:
Advisory fees	3,264,663
Administrative services fees	156,274
Custodian fees	33,437
Distribution fees:
Class A	858,788
Class C	415,031
Investor Class	117,082
Transfer agent fees — A, C, Y and Investor	846,162
Transfer agent fees — R5	36,323
Transfer agent fees — R6	19,564
Trustees’ and officers’ fees and benefits	13,889
Registration and filing fees	68,775
Reports to shareholders	73,698
Professional services fees	1,773,964
Other	17,471
Total expenses	7,695,121
Less: Fees waived and expense offset arrangement(s)	(11,514)
Net expenses	7,683,607
Net investment income	29,660,776

Realized and unrealized (loss) gain from:
Net realized gain (loss) from:
Investment securities	4,457,183
Foreign currencies	439,352
Forward foreign currency contracts	408,187
Option contracts written	(607,423)
Swap agreements	834,358
5,531,657
Change in net unrealized appreciation (depreciation) of:
Investment securities	(16,551,520)
Foreign currencies	(31,415)
Forward foreign currency contracts	99,660
Option contracts written	517,241
Swap agreements	(527,091)
(16,493,125)
Net realized and unrealized gain (loss)	(10,961,468)
Net increase in net assets resulting from operations	$18,699,308

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17                         Invesco High Yield Fund

Statement of Changes in Net Assets

For the six months ended August 31, 2018 and the year ended February 28, 2018

(Unaudited)

	August 31, 2018	February 28, 2018
Operations:
Net investment income	$29,660,776	$66,159,831
Net realized gain	5,531,657	17,365,934
Change in net unrealized appreciation (depreciation)	(16,493,125)	(42,125,420)
Net increase in net assets resulting from operations	18,699,308	41,400,345

Distributions to shareholders from net investment income:
Class A	(17,303,138)	(38,468,347)
Class B	—	(152,555)
Class C	(1,778,147)	(4,079,591)
Class Y	(3,040,378)	(8,574,063)
Investor Class	(2,426,987)	(5,133,103)
Class R5	(1,942,869)	(4,356,919)
Class R6	(5,312,155)	(9,115,294)
Total distributions from net investment income	(31,803,674)	(69,879,872)

Share transactions–net:
Class A	(27,236,726)	(111,884,313)
Class B	—	(5,658,894)
Class C	(9,661,594)	(10,875,576)
Class Y	1,217,586	(80,146,393)
Investor Class	(2,113,012)	(5,661,666)
Class R5	(3,647,635)	(11,943,558)
Class R6	(1,317,832)	41,662,449
Net increase (decrease) in net assets resulting from share transactions	(42,759,213)	(184,507,951)
Net increase (decrease) in net assets	(55,863,579)	(212,987,478)

Net assets:
Beginning of period	1,275,450,116	1,488,437,594
End of period (includes undistributed net investment income of $(7,569,073) and $(5,426,175), respectively)	$1,219,586,537	$1,275,450,116

Notes to Financial Statements

August 31, 2018

(Unaudited)

NOTE 1—Significant Accounting Policies

Invesco High Yield Fund (the “Fund”), is a series portfolio of AIM Investment Securities Funds (Invesco Investment Securities Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is total return through growth of capital and current income.

The Fund currently consists of six different classes of shares: Class A, Class C, Class Y, Investor Class, Class R5 and Class R6. Class Y and Investor Class shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class Y, Investor Class, Class R5 and Class R6 shares are sold at net asset value.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services — Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for

18                         Invesco High Yield Fund

unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Variable rate senior loan interests are fair valued using quotes provided by an independent pricing service. Quotes provided by the pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, spread, individual trading characteristics, institution-size trading in similar groups of securities and other market data.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets. Centrally cleared swap agreements are valued at the daily settlement price determined by the relevant exchange or clearinghouse.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Bond premiums and discounts are amortized and/or accreted over the lives of the respective securities. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net

19                         Invesco High Yield Fund

realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.

C.

Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions — Distributions from net investment income are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

J.

Forward Foreign Currency Contracts — The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon

20                         Invesco High Yield Fund

exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

K.

Futures Contracts — The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between Counterparties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.

L.

Call Options Purchased and Written — The Fund may write covered call options and/or buy call options. A covered call option gives the purchaser of such option the right to buy, and the writer the obligation to sell, the underlying security or foreign currency at the stated exercise price during the option period. Options written by the Fund normally will have expiration dates between three and nine months from the date written. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written.

When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability in the Statement of Assets and Liabilities. The amount of the liability is subsequently “marked-to-market” to reflect the current market value of the option written. If a written covered call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written covered call option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. Realized and unrealized gains and losses on call options written are included in the Statement of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Option contracts written. A risk in writing a covered call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised.

When the Fund buys a call option, an amount equal to the premium paid by the Fund is recorded as an investment on the Statement of Assets and Liabilities. The amount of the investment is subsequently “marked-to-market” to reflect the current value of the option purchased. Realized and unrealized gains and losses on call options purchased are included in the Statement of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Investment securities. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased.

M.

Put Options Purchased and Written — The Fund may purchase and write put options including options on securities indexes, or foreign currency and/or futures contracts. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option’s underlying instrument at a fixed strike price. In return for this right, the Fund pays an option premium. The option’s underlying instrument may be a security, securities index, or a futures contract. Put options may be used by the Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund’s resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the underlying portfolio securities. The Fund may write put options to earn additional income in the form of option premiums if it expects the price of the underlying instrument to remain stable or rise during the option period so that the option will not be exercised. The risk in this strategy is that the price of the underlying securities may decline by an amount greater than the premium received. Put options written are reported as a liability in the Statement of Assets and Liabilities. Realized and unrealized gains and losses on put options purchased and put options written are included in the Statement of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Investment securities and Option contracts written, respectively. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased.

N.

Swap Agreements — The Fund may enter into various swap transactions, including interest rate, total return, index, currency and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, currency or credit risk. Such transactions are agreements between Counterparties. A swap agreement may be negotiated bilaterally and traded over-the-counter (“OTC”) between two parties (“uncleared/OTC”) or, in some instances, must be transacted through a future commission merchant (“FCM”) and cleared through a clearinghouse that serves as a central Counterparty (“centrally cleared swap”). These agreements may contain among other conditions, events of default and termination

21                         Invesco High Yield Fund

events, and various covenants and representations such as provisions that require the Fund to maintain a pre-determined level of net assets, and/or provide limits regarding the decline of the Fund’s NAV over specific periods of time. If the Fund were to trigger such provisions and have open derivative positions at that time, the Counterparty may be able to terminate such agreement and request immediate payment in an amount equal to the net liability positions, if any.

Interest rate, total return, index, and currency swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index.

In a centrally cleared swap, the Fund’s ultimate Counterparty is a central clearinghouse. The Fund initially will enter into centrally cleared swaps through an executing broker. When a fund enters into a centrally cleared swap, it must deliver to the central Counterparty (via the FCM) an amount referred to as “initial margin.” Initial margin requirements are determined by the central Counterparty, but an FCM may require additional initial margin above the amount required by the central Counterparty. Initial margin deposits required upon entering into centrally cleared swaps are satisfied by cash or securities as collateral at the FCM. Securities deposited as initial margin are designated on the Schedule of Investments and cash deposited is recorded on the Statement of Assets and Liabilities. During the term of a cleared swap agreement, a “variation margin” amount may be required to be paid by the Fund or may be received by the Fund, based on the daily change in price of the underlying reference instrument subject to the swap agreement and is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities until the centrally cleared swap is terminated at which time a realized gain or loss is recorded.

A CDS is an agreement between Counterparties to exchange the credit risk of an issuer. A buyer of a CDS is said to buy protection by paying a fixed payment over the life of the agreement and in some situations an upfront payment to the seller of the CDS. If a defined credit event occurs (such as payment default or bankruptcy), the Fund as a protection buyer would cease paying its fixed payment, the Fund would deliver eligible bonds issued by the reference entity to the seller, and the seller would pay the full notional value, or the “par value”, of the referenced obligation to the Fund. A seller of a CDS is said to sell protection and thus would receive a fixed payment over the life of the agreement and an upfront payment, if applicable. If a credit event occurs, the Fund as a protection seller would cease to receive the fixed payment stream, the Fund would pay the buyer “par value” or the full notional value of the referenced obligation, and the Fund would receive the eligible bonds issued by the reference entity. In turn, these bonds may be sold in order to realize a recovery value. Alternatively, the seller of the CDS and its Counterparty may agree to net the notional amount and the market value of the bonds and make a cash payment equal to the difference to the buyer of protection. If no credit event occurs, the Fund receives the fixed payment over the life of the agreement. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the CDS. In connection with these agreements, cash and securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default under the swap agreement or bankruptcy/insolvency of a party to the swap agreement. If a Counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances. The Fund’s maximum risk of loss from Counterparty risk, either as the protection seller or as the protection buyer, is the value of the contract. The risk may be mitigated by having a master netting arrangement between the Fund and the Counterparty and by the designation of collateral by the Counterparty to cover the Fund’s exposure to the Counterparty.

Implied credit spreads represent the current level at which protection could be bought or sold given the terms of the existing CDS contract and serve as an indicator of the current status of the payment/performance risk of the CDS. An implied spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets.

An interest rate swap is an agreement between Counterparties pursuant to which the parties exchange a floating rate payment for a fixed rate payment based on a specified notional amount.

Changes in the value of centrally cleared and OTC swap agreements are recognized as unrealized gains (losses) in the Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Statement of Operations. The Fund segregates cash or liquid securities having a value at least equal to the amount of the potential obligation of a Fund under any swap transaction. Cash held as collateral is recorded as deposits with brokers on the Statement of Assets and Liabilities. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and Counterparty risk in excess of amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the Counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. A short position in a security poses more risk than holding the same security long. As there is no limit on how much the price of the security can increase, the Fund’s exposure is unlimited.

Notional amounts of each individual credit default swap agreement outstanding as of August 31, 2018 for which the Fund is the seller of protection are disclosed in the open swap agreements table. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

22                         Invesco High Yield Fund

O.

Other Risks — The Fund may invest in lower-quality debt securities, i.e., “junk bonds”. Investments in lower-rated securities or unrated securities of comparable quality tend to be more sensitive to economic conditions than higher rated securities. Junk bonds involve a greater risk of default by the issuer because such securities are generally unsecured and are often subordinated to other creditors’ claim.

P.

Leverage Risk — Leverage exists when the Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.

Q.

Collateral — To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $200 million	0.625%
Next $300 million	0.55%
Next $500 million	0.50%
Over $1 billion	0.45%

For the six months ended August 31, 2018, the effective advisory fees incurred by the Fund was 0.52%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC, formerly Invesco PowerShares Capital Management LLC, and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2019, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class Y, Investor Class, Class R5 and Class R6 shares to 1.50%, 2.25%, 1.25%, 1.50%, 1.25% and 1.25% respectively, of average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2019. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under these expense limits.

Further, the Adviser has contractually agreed, through at least June 30, 2020, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the six months ended August 31, 2018, the Adviser waived advisory fees of $4,315.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended August 31, 2018, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the six months ended August 31, 2018, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class Y, Investor Class, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Investor Class shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares and 1.00% of the average daily net assets of Class C shares. The Fund, pursuant to the Investor Class Plan, reimburses IDI for its allocated share of expenses incurred pursuant to the Investor Class Plan for the period, up to a maximum annual rate of 0.25% of the average daily net assets of Investor Class shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the six months ended August 31, 2018, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the six months ended August 31, 2018, IDI advised the Fund that IDI retained $22,379 in

23                         Invesco High Yield Fund

front-end sales commissions from the sale of Class A shares and $6,896 and $2,644 from Class A and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —

Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 —

Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of August 31, 2018. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The Fund’s policy is to recognize transfers in and out of the valuation levels as of the end of the reporting period. During the six months ended August 31, 2018, there were no material transfers between valuation levels.

	Level 1	Level 2	Level 3	Total
Investments in Securities
U.S. Dollar Denominated Bond & Notes	$—	$1,085,905,759	$0	$1,085,905,759
Exchange-Traded funds	—	37,785,075	—	37,785,075
Non-U.S. Dollar Denominated Bonds & Notes	—	18,268,684	571,163	18,839,847
Variable Rate Senior Loan Interests	—	10,784,480	3,885,000	14,669,480
U.S. Treasury Bills	—	9,542,616	—	9,542,616
Preferred Stocks	5,754,196	932,662	—	6,686,858
Common Stocks & Other Equity Interests	2,423	39,387	0	41,810
Money Market Funds	28,533,241	—	—	28,533,241
Investments Matured	—	—	0	0
Total Investments in Securities	34,289,860	1,163,258,663	4,456,163	1,202,004,686
Other Investments — Assets*
Forward Foreign Currency Contracts	—	130,695	—	130,695
Swap Agreements	—	246,850	—	246,850
	—	377,545	—	377,545
Other Investments — Liabilities*
Forward Foreign Currency Contracts	—	(5,670)	—	(5,670)
Swap Agreements	—	(497,562)	—	(497,562)
	—	(503,232)	—	(503,232)
Total Other Investments	—	(125,687)	—	(125,687)
Total Investments	$34,289,860	$1,163,132,976	$4,456,163	$1,201,878,999

*	Unrealized appreciation (depreciation).

NOTE 4—Derivative Investments

The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.

24                         Invesco High Yield Fund

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of August 31, 2018:

Derivative Assets	Credit Risk	Currency Risk	Total
Unrealized appreciation on swap agreements — Centrally Cleared(a)	$246,850	$—	$246,850
Unrealized appreciation on forward foreign currency contracts outstanding	—	130,695	130,695
Total Derivative Assets	246,850	130,695	377,545
Derivatives not subject to master netting agreements	(246,850)	—	(246,850)
Total Derivative Assets subject to master netting agreements	$—	$130,695	$130,695

Derivative Liabilities	Credit Risk	Currency Risk	Total
Unrealized depreciation on swap agreements — Centrally Cleared(a)	$(497,562)	$—	$(497,562)
Unrealized depreciation on forward foreign currency contracts outstanding	—	(5,670)	(5,670)
Total Derivative Liabilities	(497,562)	(5,670)	(503,232)
Derivatives not subject to master netting agreements	497,562	—	497,562
Total Derivative Liabilities subject to master netting agreements	$—	$(5,670)	$(5,670)

(a)	The daily variation margin receivable (payable) at period-end is recorded in the Statement of Assets and Liabilities.

Offsetting Assets and Liabilities

The table below reflects the Fund’s exposure to Counterparties subject to either an ISDA Master Agreement or other agreement for OTC derivative transactions as of August 31, 2018.

	Financial Derivative Assets	Financial Derivative Liabilities		Collateral (Received)/Pledged
Counterparty	Forward Foreign Currency Contracts	Forward Foreign Currency Contracts	Net Value of Derivatives	Non-Cash	Cash	Net Amount
Barclays Bank PLC	$130,695	$—	$130,695	$—	$—	$130,695
CIBC World Markets Corp.	—	(5,670)	(5,670)	—	—	(5,670)
Total	$130,695	$(5,670)	$125,025	$—	$—	$125,025

Effect of Derivative Investments for the six months ended August 31, 2018

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

	Credit Risk	Currency Risk	Interest Rate Risk	Total
Realized Gain (Loss):
Forward foreign currency contracts	$—	$408,187	$—	$408,187
Options purchased(a)	—	—	(157,329)	(157,329)
Options written	(416,175)	—	(191,248)	(607,423)
Swap agreements	741,581	—	92,777	834,358
Change in Net Unrealized Appreciation (Depreciation):
Forward foreign currency contracts	—	99,660	—	99,660
Options purchased(a)	—	—	60,673	60,673
Options written	468,865	—	48,376	517,241
Swap agreements	(250,712)	—	(276,379)	(527,091)
Total	$543,559	$507,847	$(423,130)	$628,276

(a)	Options purchased are included in the net realized gain (loss) from investment securities and the change in net unrealized appreciation (depreciation) of investment securities.

The table below summarizes the six month average notional value of forward foreign currency contracts, the twelve day average notional value of options and the five month average notional value of swap agreements outstanding during the period.

	Forward Foreign Currency Contracts	Options	Swap Agreements
Average notional value	$16,678,644	$59,677,778	$118,634,370

25                         Invesco High Yield Fund

NOTE 5—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the six months ended August 31, 2018, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $7,199.

NOTE 6—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 7—Cash Balances

The Fund may borrow for leveraging in an amount up to 5% of the Fund’s total assets (excluding the amount borrowed) at the time the borrowing is made. In doing so, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. The Fund may not purchase additional securities when any borrowings from banks exceed 5% of the Fund’s total assets.

NOTE 8—Tax Information

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be reported at the Fund’s fiscal year-end.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund had a capital loss carryforward as of February 28, 2018, as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
Not subject to expiration	$53,527,801	$78,268,153	$131,795,954

*

Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 9—Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the six months ended August 31, 2018 was $233,370,962 and $310,447,074, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$20,021,236
Aggregate unrealized (depreciation) of investments	(74,551,967)
Net unrealized appreciation (depreciation) of investments	$(54,530,731)

Cost of investments for tax purposes is $1,256,409,730.

26                         Invesco High Yield Fund

NOTE 10—Share Information

	Summary of Share Activity
	Six months ended August 31, 2018(a)		Year ended February 28, 2018
	Shares	Amount	Shares	Amount
Sold:
Class A	6,672,314	$27,303,472	42,404,772	$178,004,702
Class B(b)	—	—	10,502	44,150
Class C	1,031,476	4,208,698	4,270,119	17,891,096
Class Y	9,995,631	41,248,487	30,003,564	126,255,172
Investor Class	2,077,422	8,479,641	3,275,283	13,738,563
Class R5	1,462,299	5,965,314	4,135,142	17,292,985
Class R6	5,674,864	23,157,298	20,703,315	86,603,701

Issued as reinvestment of dividends:
Class A	3,261,778	13,303,003	7,061,839	29,634,675
Class B(b)	—	—	25,894	109,049
Class C	322,782	1,312,422	717,400	3,002,570
Class Y	575,696	2,355,033	1,534,124	6,468,582
Investor Class	507,828	2,071,721	1,043,205	4,380,719
Class R5	473,640	1,927,617	1,020,859	4,276,539
Class R6	1,282,584	5,221,974	2,130,130	8,918,193

Conversion of Class B shares to Class A shares:(c)
Class A	—	—	698,669	2,934,408
Class B	—	—	(697,191)	(2,934,408)

Reacquired:
Class A	(16,595,291)	(67,843,201)	(77,090,904)	(322,458,098)
Class B(b)	—	—	(683,872)	(2,877,685)
Class C	(3,723,095)	(15,182,714)	(7,600,306)	(31,769,242)
Class Y	(10,327,010)	(42,385,934)	(50,890,734)	(212,870,147)
Investor Class	(3,101,447)	(12,664,374)	(5,666,296)	(23,780,948)
Class R5	(2,831,744)	(11,540,566)	(7,996,892)	(33,513,082)
Class R6	(7,283,132)	(29,697,104)	(12,921,036)	(53,859,445)
Net increase (decrease) in share activity	(10,523,405)	$(42,759,213)	(44,512,414)	$(184,507,951)

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 28% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

In addition, 7% of the outstanding shares of the Fund are owned by the Adviser or an affiliate of the Adviser.
(b)	Reflects activity for the period March 1, 2017 through January 26, 2018 (date of conversion).
(c)	Effective as of the close of business January 26, 2018, all outstanding Class B shares were converted to Class A shares.

27                         Invesco High Yield Fund

NOTE 11—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Return of capital	Total distributions	Net asset value, end of period(b)	Total return		Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with feewaivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover(c)
Class A
Six months ended 08/31/18	$4.13	$0.10	$(0.04)	$0.06	$(0.10)	$—	$(0.10)	$4.09	1.58%		$667,235	1.29	%(d)	1.29	%(d)	4.69	%(d)	19%
Year ended 02/28/18	4.21	0.20	(0.07)	0.13	(0.21)	—	(0.21)	4.13	3.07		701,560	1.07		1.08		4.69		56
Year ended 02/28/17	3.83	0.21	0.39	0.60	(0.21)	(0.01)	(0.22)	4.21	15.91		828,560	1.00		1.01		5.10		99
Year ended 02/29/16	4.38	0.23	(0.54)	(0.31)	(0.24)	—	(0.24)	3.83	(7.43)		744,564	1.03		1.03		5.39		84
Year ended 02/28/15	4.55	0.22	(0.14)	0.08	(0.25)	—	(0.25)	4.38	1.86		1,001,546	1.01		1.01		5.00		110
Year ended 02/28/14	4.47	0.25	0.09	0.34	(0.26)	—	(0.26)	4.55	7.78		1,082,201	0.95		0.97		5.60		76
Class C
Six months ended 08/31/18	4.12	0.08	(0.03)	0.05	(0.09)	—	(0.09)	4.08	1.19		78,264	2.04	(d)	2.04	(d)	3.94	(d)	19
Year ended 02/28/18	4.20	0.16	(0.06)	0.10	(0.18)	—	(0.18)	4.12	2.29		88,812	1.82		1.83		3.94		56
Year ended 02/28/17	3.82	0.18	0.39	0.57	(0.18)	(0.01)	(0.19)	4.20	15.09		101,572	1.75		1.76		4.35		99
Year ended 02/29/16	4.37	0.19	(0.54)	(0.35)	(0.20)	—	(0.20)	3.82	(8.18)		92,310	1.78		1.78		4.64		84
Year ended 02/28/15	4.54	0.19	(0.14)	0.05	(0.22)	—	(0.22)	4.37	1.08		119,299	1.76		1.76		4.25		110
Year ended 02/28/14	4.46	0.22	0.08	0.30	(0.22)	—	(0.22)	4.54	6.99		129,599	1.70		1.72		4.85		76
Class Y
Six months ended 08/31/18	4.14	0.10	(0.03)	0.07	(0.11)	—	(0.11)	4.10	1.71		116,772	1.04	(d)	1.04	(d)	4.94	(d)	19
Year ended 02/28/18	4.23	0.21	(0.08)	0.13	(0.22)	—	(0.22)	4.14	3.09		116,954	0.82		0.83		4.94		56
Year ended 02/28/17	3.84	0.22	0.40	0.62	(0.22)	(0.01)	(0.23)	4.23	16.44		201,080	0.75		0.76		5.35		99
Year ended 02/29/16	4.39	0.24	(0.54)	(0.30)	(0.25)	—	(0.25)	3.84	(7.18)		88,893	0.78		0.78		5.64		84
Year ended 02/28/15	4.56	0.23	(0.14)	0.09	(0.26)	—	(0.26)	4.39	2.12		202,304	0.76		0.76		5.25		110
Year ended 02/28/14	4.48	0.26	0.09	0.35	(0.27)	—	(0.27)	4.56	8.04		98,559	0.70		0.72		5.85		76
Investor Class
Six months ended 08/31/18	4.13	0.10	(0.04)	0.06	(0.10)	—	(0.10)	4.09	1.59	(e)	94,801	1.28	(d)(e)	1.28	(d)(e)	4.70	(d)(e)	19
Year ended 02/28/18	4.21	0.20	(0.07)	0.13	(0.21)	—	(0.21)	4.13	3.11	(e)	97,913	1.01	(e)	1.02	(e)	4.75	(e)	56
Year ended 02/28/17	3.83	0.21	0.39	0.60	(0.21)	(0.01)	(0.22)	4.21	15.95	(e)	105,545	0.96	(e)	0.97	(e)	5.14	(e)	99
Year ended 02/29/16	4.38	0.23	(0.54)	(0.31)	(0.24)	—	(0.24)	3.83	(7.40	)(e)	100,212	1.01	(e)	1.01	(e)	5.41	(e)	84
Year ended 02/28/15	4.56	0.23	(0.16)	0.07	(0.25)	—	(0.25)	4.38	1.64	(e)	132,140	0.96	(e)	0.96	(e)	5.05	(e)	110
Year ended 02/28/14	4.47	0.25	0.10	0.35	(0.26)	—	(0.26)	4.56	8.01		143,961	0.95		0.97		5.60		76
Class R5
Six months ended 08/31/18	4.12	0.10	(0.03)	0.07	(0.11)	—	(0.11)	4.08	1.73		70,777	0.96	(d)	0.96	(d)	5.02	(d)	19
Year ended 02/28/18	4.20	0.21	(0.07)	0.14	(0.22)	—	(0.22)	4.12	3.40		75,185	0.75		0.76		5.01		56
Year ended 02/28/17	3.82	0.22	0.39	0.61	(0.22)	(0.01)	(0.23)	4.20	16.32		88,644	0.66		0.67		5.44		99
Year ended 02/29/16	4.37	0.24	(0.54)	(0.30)	(0.25)	—	(0.25)	3.82	(7.15)		86,239	0.69		0.69		5.73		84
Year ended 02/28/15	4.55	0.24	(0.15)	0.09	(0.27)	—	(0.27)	4.37	1.96		105,163	0.68		0.68		5.33		110
Year ended 02/28/14	4.46	0.26	0.10	0.36	(0.27)	—	(0.27)	4.55	8.33		92,063	0.66		0.67		5.89		76
Class R6
Six months ended 08/31/18	4.12	0.09	(0.02)	0.07	(0.11)	—	(0.11)	4.08	1.78		191,737	0.88	(d)	0.88	(d)	5.10	(d)	19
Year ended 02/28/18	4.20	0.21	(0.07)	0.14	(0.22)	—	(0.22)	4.12	3.49		195,027	0.66		0.67		5.10		56
Year ended 02/28/17	3.82	0.23	0.39	0.62	(0.23)	(0.01)	(0.24)	4.20	16.42		157,367	0.57		0.58		5.53		99
Year ended 02/29/16	4.37	0.24	(0.54)	(0.30)	(0.25)	—	(0.25)	3.82	(7.07)		125,310	0.60		0.60		5.82		84
Year ended 02/28/15	4.55	0.24	(0.15)	0.09	(0.27)	—	(0.27)	4.37	2.04		112,713	0.60		0.60		5.41		110
Year ended 02/28/14	4.46	0.27	0.09	0.36	(0.27)	—	(0.27)	4.55	8.41		85,515	0.59		0.59		5.96		76

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)

Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable. For the period ended February 28, 2014, the portfolio turnover calculation excludes the value of securities purchased of $140,432,096 and sold of $41,706,922 in the effort to realign the Fund’s portfolio holdings after the reorganization of Invesco High Yield Securities Fund into the Fund.

(d)

Ratios are annualized and based on average daily net assets (000’s omitted) of $681,360, $82,330, $114,347, $95,034, $72,050 and $194,013 for Class A, Class C, Class Y, Investor Class, Class R5 and Class R6 shares, respectively.

(e)

The total return, ratio of expenses to average net assets and ratio of net investment income to average net assets reflect actual 12b-1 fees 0.24%, 0.19%, 0.21%, 0.23% and 0.20% for the six months ended August 31, 2018 and the years ended February 28, 2018, February 28, 2017, February 29, 2016 and February 28, 2015, respectively.

28                         Invesco High Yield Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2018 through August 31, 2018.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Class	Beginning Account Value (03/01/18)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (08/31/18)[1]	Expenses Paid During Period[2]	Ending Account Value (08/31/18)	Expenses Paid During Period[2]
A	$1,000.00	$1,015.80	$6.55	$1,018.70	$6.56	1.29%
C	1,000.00	1,011.90	10.35	1,014.92	10.36	2.04
Y	1,000.00	1,017.10	5.29	1,019.96	5.30	1.04
Investor	1,000.00	1,015.90	6.50	1,018.75	6.51	1.28
R5	1,000.00	1,017.30	4.88	1,020.37	4.89	0.96
R6	1,000.00	1,017.80	4.48	1,020.77	4.48	0.88

[1]

The actual ending account value is based on the actual total return of the Fund for the period March 1, 2018 through August 31, 2018, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

29                         Invesco High Yield Fund

Approval of Investment Advisory and Sub-Advisory Contracts

At meetings held on June 5-6, 2018, the Board of Trustees (the Board or the Trustees) of AIM Investment Securities Funds (Invesco Investment Securities Funds) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Invesco High Yield Fund’s (the Fund) Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate Sub-Advisory Contracts with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2018. After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.

The Board’s Evaluation Process

The Board’s Investments Committee has established three Sub-Committees, which meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). Over the course of each year, the Sub-Committees meet with portfolio managers for their assigned Invesco Funds and other members of management to review detailed information about investment performance and portfolio attributes of these funds. The Board took into account evaluations and reports that it received from the Investments Committee and Sub-Committees, as well as the information provided to such committees and the Board throughout the year, in considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts.

As part of the contract renewal process, the Board reviews and considers information provided in response to detailed requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees. The Board receives comparative investment performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and Broadridge Financial Solutions, Inc. (Broadridge), an independent mutual fund data provider. The Board also receives an independent written evaluation from the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel throughout the year, the independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and in prior years and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee. This information is current as of June 6, 2018.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s). The Board’s review included consideration of Invesco Advisers’ investment process oversight and structure, credit analysis and investment risk management. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds such as various back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance. The Board also reviewed and considered the benefits to shareholders of investing in a fund that is part of the Invesco family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in conducting an investment management business, as well as its commitment of financial and other resources to such business. The Board concluded that the nature, extent and quality of the services provided to the Fund by
Invesco Advisers are appropriate and satisfactory.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory.

B.	Fund Investment Performance

The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement as well as the sub-advisory contracts for the Fund, as Invesco Canada Ltd. currently manages assets of the Fund.

The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2017 to the performance of funds in the Broadridge performance universe and against the Lipper High Yield Bond Funds Index. The Board noted that performance of Class A shares of the Fund was in the third quintile of its performance universe for the one year period and the fourth quintile for the three and five year periods (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was below the performance of the Index for the one, three and five year periods. The Board noted that the Fund’s defensive positioning in the market, including its cash position and underweight exposure to certain securities, negatively impacted Fund performance. The Trustees also reviewed more recent Fund performance and this review did not change their conclusions.

C.	Advisory and Sub-Advisory Fees and Fund Expenses

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group. The Board noted that the contractual management fee rate for Class A shares of the Fund was below the

30                         Invesco High Yield Fund

median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain non-portfolio management administrative services fees, but that Broadridge does not provide information on a fund by fund basis as to what is included. The Board also reviewed the methodology used by Broadridge in providing expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group. The Board also considered comparative information regarding the Fund’s total expense ratio and its various components.

The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

The Board also considered the fees charged by Invesco Advisers and the Affiliated Sub-Advisers to other similarly managed client accounts. The Board noted that Invesco Advisers or the Affiliated Sub-Advisers may charge lower fees to large institutional clients. Invesco Advisers reviewed with the Board differences in the scope of services it provides to the Invesco Funds relative to certain other types of client accounts, including management of cash flows as a result of redemptions and purchases, necessary infrastructure such as officers, office space, technology, legal and distribution, oversight of service providers, costs and business risks associated with launching new funds and sponsoring and maintaining the product line, preparation of annual registration statement updates and financial information and compliance with federal and state laws and regulations.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board noted that Invesco Advisers retains overall responsibility for, and provides services to, sub-advised Invesco Funds, including oversight of the Affiliated Sub-Advisers as well as the additional services described herein other than day-to-day portfolio management.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund. The Board also considered that the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size. The Board noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services. The Board considered the methodology used for calculating profitability and noted the periodic review of such methodology by an independent consultant. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds and the Fund. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing services to the Fund to be excessive given the nature, extent and quality of the services provided. The Board received information from Invesco Advisers demonstrating that Invesco Advisers and the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing administrative, transfer agency and distribution services to the Fund. The Board considered comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; and that the services are required for the operation of the Fund.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. Invesco Advisers noted that the Fund does not execute brokerage transactions through “soft dollar” arrangements to any significant degree.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds with respect to certain investments in the affiliated money market funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the amount of advisory fees received by Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds is fair and reasonable.

31                         Invesco High Yield Fund

Distribution Information

Correction notice

The following table sets forth on a per share basis the distribution that was paid in April 2018. Included in the table is a written statement of the sources of the distribution on a generally accepted accounting principles (“GAAP”) basis.

		Net Income	Gain from Sale of Securities	Return of Principal	Total Distribution
04/30/18	Class A	$0.0165	$0.0000	$0.0008	$0.0173
04/30/18	Class C	$0.0138	$0.0000	$0.0008	$0.0146
04/30/18	Investor Class	$0.0166	$0.0000	$0.0008	$0.0174
04/30/18	Class R5	$0.0175	$0.0000	$0.0008	$0.0183
04/30/18	Class R6	$0.0178	$0.0000	$0.0008	$0.0186
04/30/18	Class Y	$0.0174	$0.0000	$0.0008	$0.0182

The following table sets forth on a per share basis the distribution that was paid in August 2018. Included in the table is a written statement of the sources of the distribution on a generally accepted accounting principles (“GAAP”) basis.

		Net Income	Gain from Sale of Securities	Return of Principal	Total Distribution
08/31/2018	Class A	$0.0156	$0.0000	$0.0017	$0.0173
08/31/2018	Class C	$0.0130	$0.0000	$0.0017	$0.0147
08/31/2018	Investor Class	$0.0157	$0.0000	$0.0017	$0.0174
08/31/2018	Class R5	$0.0166	$0.0000	$0.0017	$0.0183
08/31/2018	Class R6	$0.0169	$0.0000	$0.0017	$0.0186
08/31/2018	Class Y	$0.0165	$0.0000	$0.0017	$0.0182

Please note that the information in the preceding chart is for financial accounting purposes only. Shareholders should be aware that the tax treatment of distributions likely differs from GAAP treatment. Form 1099-DIV for the calendar year will report distributions for U.S. federal income tax purposes. This Notice is sent to comply with certain U.S. Securities and Exchange Commission requirements.

32                         Invesco High Yield Fund

Explore High-Conviction Investing with Invesco

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Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q (or any successor Form). The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q (or any successor Form) on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q (or any successor Form) may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-05686 and 033-39519	Invesco Distributors, Inc.	HYI-SAR-1	10162018	1108

Semiannual Report to Shareholders	August 31, 2018

Invesco Income Fund

Nasdaq:
A: AGOVX ◾ C: AGVCX ◾ R: AGVRX ◾ Y: AGVYX ◾ Investor: AGIVX ◾ R5: AGOIX ◾ R6: AGVSX Effective July 26, 2018, Invesco U.S. Government Fund was renamed Invesco Income Fund.

2	Fund Performance

4	Letters to Shareholders

5	Schedule of Investments

11	Financial Statements

13	Notes to Financial Statements

23	Financial Highlights

24	Fund Expenses

25	Approval of Investment Advisory and Sub-Advisory Contracts

For the most current month-end Fund performance and commentary, please visit invesco.com/performance.

Unless otherwise noted, all data provided by Invesco.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Fund Performance

Performance summary

Fund vs. Indexes

Cumulative total returns, 2/28/18 to 8/31/18, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	0.85%
Class C Shares	0.47
Class R Shares	0.72
Class Y Shares	0.97
Investor Class Shares	0.87
Class R5 Shares	1.05
Class R6 Shares	1.06
Bloomberg Barclays U.S. Aggregate Bond Index▼ (Broad Market Index)	1.15
Lipper Intermediate U.S. Government Funds Index∎ (Peer Group Index)	1.05

Source(s): ▼FactSet Research Systems Inc.; ∎Lipper Inc.

The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index considered representative of the US investment grade, fixed-rate bond market.

    The Lipper Intermediate U.S. Government Funds Index is an unmanaged index considered representative of intermediate US government funds tracked by Lipper.

    The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

    A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

For more information about your Fund

Read the most recent quarterly commentary from your Fund’s portfolio managers by visiting invesco.com/us. Click on “Products” and select “Mutual Funds.” Use the “Product Finder” to locate your Fund; then click on its name to access its product detail page. There, you can learn more about your Fund’s investment strategies, holdings and performance.

    Also, visit blog.invesco.us.com, where many of Invesco’s investment professionals share their insights about market and economic news and trends.

2 Invesco Income Fund

Average Annual Total Returns
As of 8/31/18, including maximum applicable sales charges

Class A Shares
Inception (4/28/87)	4.79%
10 Years	2.05
5 Years	0.44
1 Year	-5.40

Class C Shares
Inception (8/4/97)	2.97%
10 Years	1.74
5 Years	0.55
1 Year	-2.75

Class R Shares
Inception (6/3/02)	2.86%
10 Years	2.25
5 Years	1.05
1 Year	-1.39

Class Y Shares
10 Years	2.77%
5 Years	1.58
1 Year	-0.78

Investor Class Shares
Inception (9/30/03)	2.88%
10 Years	2.52
5 Years	1.33
1 Year	-1.10

Class R5 Shares
Inception (4/29/05)	3.39%
10 Years	2.90
5 Years	1.70
1 Year	-0.63

Class R6 Shares
10 Years	2.56%
5 Years	1.43
1 Year	-0.61
Performance includes litigation proceeds. Had these proceeds not been received, total returns would have been lower.

Average Annual Total Returns
As of 6/30/18, the most recent calendar quarter end, including maximum applicable sales charges

Class A Shares
Inception (4/28/87)	4.81%
10 Years	2.17
5 Years	0.23
1 Year	-4.81

Class C Shares
Inception (8/4/97)	2.98%
10 Years	1.84
5 Years	0.36
1 Year	-2.22

Class R Shares
Inception (6/3/02)	2.87%
10 Years	2.35
5 Years	0.86
1 Year	-0.86

Class Y Shares
10 Years	2.88%
5 Years	1.37
1 Year	-0.25

Investor Class Shares
Inception (9/30/03)	2.90%
10 Years	2.64
5 Years	1.16
1 Year	-0.45

Class R5 Shares
Inception (4/29/05)	3.41%
10 Years	3.02
5 Years	1.50
1 Year	-0.10

Class R6 Shares
10 Years	2.66%
5 Years	1.22
1 Year	-0.19
Performance includes litigation proceeds. Had these proceeds not been received, total returns would have been lower.

ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Class A share performance reflects the maximum 4.25% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Investor Class, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

Class Y shares incepted on October 3, 2008. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares.

    Class R6 shares incepted on April 4, 2017. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares.

    The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class R, Class Y, Investor Class, Class R5 and Class R6 shares was 0.98%, 1.73%, 1.23%, 0.73%, 0.96%, 0.58% and 0.57%, respectively. The expense

3                         Invesco Income Fund

Letters to Shareholders

Dear Fellow Shareholders:

As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment. This includes but is not limited to: ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can use to strive to meet your financial needs as your investment goals change over time; monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions; assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus; and monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

    We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper, Inc. (a subsidiary of Broadridge Financial Solutions, Inc.), an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

    As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

Dear Shareholders:

This semiannual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period.

    The investment professionals at Invesco invest with high conviction. This means that, no matter the asset class or the strategy, each investment team has a passion to exceed. We want to help investors achieve better outcomes, such as seeking higher returns, helping mitigate risk and generating income. Of course, investing with high conviction can’t guarantee a profit or ensure success; no investment strategy can. To learn more about how we invest with high conviction, visit invesco.com/HighConviction.

    Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. To do so, select “Log In” on the right side of the homepage, and then select “Register for Individual Account Access.”

    Finally, I’m pleased to share with you Invesco’s commitment to both the Principles for Responsible Investment and to considering environmental, social and governance issues in our robust investment process. I invite you to learn more at invesco.com/esg.

    For questions about your account, contact an Invesco client services representative at 800 959 4246. For Invesco-related questions or comments, please email me directly at phil@invesco.com.

    All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.

Sincerely,

Philip Taylor

Senior Managing Director, Invesco Ltd.

4 Invesco Income Fund

Schedule of Investments

August 31, 2018

(Unaudited)

	Principal Amount	Value
U.S. Government Sponsored Agency Mortgage-Backed Securities–41.87%
Collateralized Mortgage Obligations–21.11%
Fannie Mae ACES, 2.67% (1 mo. USD LIBOR + 0.59%), 09/25/2023(a)	$2,659,850	$2,667,663
Fannie Mae REMICs,
4.00%, 12/25/2018 to 07/25/2040	1,852,754	1,883,012
5.00%, 08/25/2019	40,277	40,417
2.25%, 02/25/2021	27,689	27,564
2.41% (1 mo. USD LIBOR + 0.35%), 10/25/2025(a)	946,224	948,496
2.50%, 03/25/2026	278,445	276,603
7.00%, 09/18/2027	629,182	676,562
1.50%, 01/25/2028	4,770,997	4,534,694
6.50%, 03/25/2032	1,838,613	2,023,117
5.75%, 10/25/2035	444,200	474,929
2.36% (1 mo. USD LIBOR + 0.30%), 05/25/2036(a)	2,345,387	2,339,130
4.25%, 02/25/2037	463,628	470,400
2.51% (1 mo. USD LIBOR + 0.45%), 03/25/2037(a)	1,306,427	1,311,702
2.56% (1 mo. USD LIBOR + 0.50%), 03/25/2037 to 03/25/2040(a)	1,527,695	1,530,564
2.66% (1 mo. USD LIBOR + 0.60%), 10/25/2037(a)	3,618,714	3,666,994
2.46% (1 mo. USD LIBOR + 0.40%), 06/25/2038 to 09/25/2046(a)	13,470,011	13,530,638
6.58%, 06/25/2039(b)	1,530,936	1,704,705
2.61% (1 mo. USD LIBOR + 0.55%), 02/25/2041(a)	2,124,714	2,138,065
2.58% (1 mo. USD LIBOR + 0.52%), 11/25/2041(a)	1,116,717	1,126,525
2.41% (1 mo. USD LIBOR + 0.32%), 08/25/2044(a)	2,392,159	2,389,425
2.49% (1 mo. USD LIBOR + 0.40%), 11/25/2046(a)	4,438,387	4,443,971
2.57% (1 mo. USD LIBOR + 0.48%), 02/25/2056(a)	5,552,204	5,560,798
2.51% (1 mo. USD LIBOR + 0.42%), 12/25/2056(a)	5,417,461	5,422,990
Freddie Mac REMICs,
3.00%, 10/15/2018 to 04/15/2026	319,367	319,615
2.56% (1 mo. USD LIBOR + 0.50%), 12/15/2035 to 03/15/2040(a)	4,090,820	4,110,307
2.36% (1 mo. USD LIBOR + 0.30%), 03/15/2036 to 09/15/2044(a)	13,296,688	13,282,265
2.44% (1 mo. USD LIBOR + 0.35%), 11/15/2036(a)	1,508,111	1,505,620
2.43% (1 mo. USD LIBOR + 0.37%), 03/15/2037(a)	1,435,668	1,437,676
2.46% (1 mo. USD LIBOR + 0.40%), 05/15/2037 to 06/15/2037(a)	3,498,059	3,509,637

	Principal Amount	Value
Collateralized Mortgage Obligations–(continued)
2.41% (1 mo. USD LIBOR + 0.35%), 03/15/2039(a)	$627,581	$631,966
2.51% (1 mo. USD LIBOR + 0.45%), 03/15/2039 to 02/15/2042(a)	11,033,837	11,092,433
2.92% (1 mo. USD LIBOR + 0.86%), 11/15/2039(a)	302,157	308,805
4.50%, 11/15/2039	469,362	473,169
Freddie Mac Whole Loan Securities Trust, Pass Through Ctfs., 3.50%, 05/25/2047	2,151,528	2,146,690
Ginnie Mae REMICs,
5.72%, 08/20/2034(b)	1,106,759	1,196,344
5.88%, 01/20/2039(b)	3,331,589	3,615,676
2.86% (1 mo. USD LIBOR + 0.80%), 09/16/2039(a)	1,165,952	1,184,353
4.49%, 07/20/2041(b)	800,671	821,596
3.23%, 09/20/2041(b)	2,985,023	3,099,183
2.33% (1 mo. USD LIBOR + 0.25%), 01/20/2042(a)	700,550	700,446
		108,624,745

Federal Home Loan Mortgage Corp. (FHLMC)–8.40%
Pass Through Ctfs.,
10.00%, 01/01/2019 to 04/01/2020	8,058	8,098
6.00%, 07/01/2019 to 07/01/2038	284,113	298,533
4.50%, 09/01/2020 to 01/01/2040	2,750,175	2,887,000
7.50%, 11/01/2020 to 05/01/2035	1,574,027	1,761,357
9.50%, 11/01/2020 to 04/01/2025	11,448	11,694
6.50%, 01/01/2021 to 12/01/2035	3,534,297	3,934,539
10.50%, 01/01/2021	425	428
9.00%, 06/01/2021 to 04/01/2025	77,517	81,364
7.00%, 12/01/2021 to 02/01/2035	836,099	912,654
5.50%, 12/01/2022 to 01/01/2037	369,502	387,566
8.00%, 10/01/2023 to 02/01/2035	245,109	272,706
8.50%, 05/01/2026 to 08/01/2031	153,832	177,826
3.50%, 08/01/2026	1,378,245	1,396,001
3.00%, 05/01/2027 to 02/01/2032	14,246,534	14,149,685
7.05%, 05/20/2027	159,653	169,712
6.03%, 10/20/2030	346,352	375,944
5.00%, 07/01/2035 to 01/01/2040	1,405,979	1,502,048

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

5                         Invesco Income Fund

	Principal Amount	Value
Federal Home Loan Mortgage Corp. (FHLMC)–(continued)
Pass Through Ctfs., ARM,
3.89% (1 yr. USD LIBOR + 1.88%), 09/01/2035(a)	$819,197	$866,492
3.64% (1 yr. USD LIBOR + 1.55%), 10/01/2036(a)	1,035,751	1,077,293
3.66% (1 yr. USD LIBOR + 1.91%), 10/01/2036(a)	397,801	420,037
3.75% (1 yr. USD LIBOR + 1.98%), 12/01/2036(a)	267,321	282,512
3.81% (6 mo. USD LIBOR + 1.53%), 05/01/2037(a)	476,086	492,526
3.75% (1 yr. USD LIBOR + 1.96%), 11/01/2037(a)	1,055,659	1,110,221
3.89% (1 yr. USD LIBOR + 2.05%), 01/01/2038(a)	237,430	249,838
4.09% (1 yr. USD LIBOR + 1.83%), 07/01/2038(a)	1,856,620	1,952,504
3.90% (1 yr. USD LIBOR + 1.78%), 06/01/2043(a)	1,412,363	1,474,611
2.89% (1 yr. USD LIBOR + 1.64%), 01/01/2048(a)	7,006,687	6,966,828
		43,220,017

Federal National Mortgage Association (FNMA)–8.73%
Pass Through Ctfs.,
5.00%, 09/01/2018 to 03/01/2039	1,225,000	1,294,527
4.50%, 04/01/2019 to 08/01/2039	1,989,023	2,079,943
6.50%, 07/01/2019 to 10/01/2038	2,560,219	2,823,946
7.00%, 08/01/2019 to 06/01/2036	3,063,099	3,346,896
10.00%, 12/20/2019 to 12/20/2021	4,305	4,356
5.50%, 03/01/2021 to 05/01/2035	3,336,935	3,607,941
9.50%, 08/01/2022	510	514
6.00%, 09/01/2022 to 10/01/2038	2,650,933	2,922,467
6.75%, 07/01/2024	211,177	231,497
8.50%, 01/01/2025 to 08/01/2037	680,026	765,137
9.92%, 04/20/2025	3,901	3,957
6.95%, 07/01/2025 to 10/01/2025	44,239	44,451
7.50%, 07/01/2025 to 08/01/2037	2,641,439	2,987,458
8.00%, 09/01/2026 to 12/01/2036	1,899,288	2,147,135
3.50%, 05/01/2027 to 06/01/2027	2,925,722	2,964,816
3.00%, 12/01/2031 to 07/01/2032	8,365,542	8,324,576
Pass Through Ctfs., ARM,
3.74% (1 yr. U.S. Treasury Yield Curve Rate + 2.36%), 10/01/2034(a)	1,732,576	1,841,835

	Principal Amount	Value
Federal National Mortgage Association (FNMA)–(continued)
3.99% (1 yr. U.S. Treasury Yield Curve Rate + 2.21%), 05/01/2035(a)	$730,780	$770,161
4.06% (1 yr. USD LIBOR + 1.71%), 01/01/2037(a)	2,915,408	3,062,131
2.84% (1 yr. USD LIBOR + 1.75%), 02/01/2042(a)	878,925	924,848
2.16% (1 yr. USD LIBOR + 1.52%), 08/01/2043(a)	2,155,460	2,144,169
2.21% (1 yr. USD LIBOR + 1.78%), 06/01/2044(a)	488,019	505,615
2.46% (1 yr. U.S. Treasury Yield Curve Rate + 1.88%), 07/01/2044(a)	2,153,635	2,121,271
		44,919,647

Government National Mortgage Association (GNMA)–3.63%
Pass Through Ctfs.,
6.50%, 10/15/2018 to 09/15/2034	1,507,008	1,647,904
10.00%, 07/15/2019 to 07/15/2024	2,384	2,390
9.00%, 09/15/2019 to 04/15/2021	3,674	3,689
8.00%, 01/15/2020 to 02/15/2036	869,752	972,967
9.50%, 08/15/2020 to 03/15/2023	6,052	6,281
7.00%, 01/15/2023 to 12/15/2036	741,438	774,406
6.95%, 07/20/2025 to 11/20/2026	198,271	204,667
7.50%, 03/15/2026 to 10/15/2035	1,126,665	1,279,972
6.00%, 12/15/2028 to 08/15/2033	766,220	835,374
8.50%, 07/15/2030 to 01/15/2037	87,877	94,807
6.10%, 12/20/2033	1,833,224	2,011,425
3.50%, 08/20/2042 to 10/20/2042	2,418,977	2,403,494
4.00%, 09/20/2045	8,215,134	8,428,950
		18,666,326
Total U.S. Government Sponsored Agency Mortgage-Backed Securities (Cost $216,756,768)		215,430,735

Bonds–33.52%
Collateralized Mortgage Obligations–33.04%
Banc of America Commercial Mortgage Trust, Series 2015-UBS7, Class XA, IO, Variable Rate Pass Through Ctfs., 1.01%, 09/15/2048(b)	18,934,386	887,803
Bear Stearns Adjustable Rate Mortgage Trust, Series 2004-10, Class 12A1, Variable Rate Pass Through Ctfs., 3.65%, 01/25/2035(b)	695,890	710,465

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

6                         Invesco Income Fund

	Principal Amount	Value
Collateralized Mortgage Obligations–(continued)
Chase Mortgage Trust,
Series 2016-1, Class M3, Variable Rate Pass Through Ctfs., 3.75%, 04/25/2045(b)(c)	$2,704,313	$2,647,028
Series 2016-2, Class M3, Variable Rate Pass Through Ctfs., 3.75%, 12/25/2045(b)(c)	3,407,814	3,327,715
Citigroup Commercial Mortgage Trust,
Series 2013-GC11, Class D, Variable Rate Pass Through Ctfs., 4.57%, 04/10/2046(b)(c)	4,885,000	4,785,769
Series 2015-GC29, Class D, Pass Through Ctfs., 3.11%, 04/10/2048(c)	5,000,000	4,185,066
Commercial Mortgage Trust,
Series 2014-CR16, Class C, Variable Rate Pass Through Ctfs., 5.06%, 04/10/2047(b)	10,000,000	10,293,856
Series 2014-CR19, Class C, Variable Rate Pass Through Ctfs., 4.87%, 08/10/2047(b)	4,578,800	4,662,830
Series 2014-UBS4, Class C, Variable Rate Pass Through Ctfs., 4.78%, 08/10/2047(b)	5,000,000	4,978,926
Series 2015-CR23, Class CMB, Variable Rate Pass Through Ctfs., 3.81%, 05/10/2048(b)(c)	5,390,000	5,407,750
Series 2015-CR24, Class B, Variable Rate Pass Through Ctfs., 4.53%, 08/10/2048(b)	6,800,000	6,964,168
CSAIL Commercial Mortgage Trust, Series 2017-CX9, Class D, Variable Rate Pass Through Ctfs., 4.30%, 09/15/2050(b)(c)	6,304,000	5,575,807
GPT Mortgage Trust, Series 2018-GPP, Class D, Floating Rate Pass Through Ctfs., 3.91% (1 mo. USD LIBOR + 1.85%), 06/15/2035(a)(c)	5,000,000	5,017,657
GS Mortgage Securities Corp II, Series 2017-SLP, Class E, Variable Rate Pass Through Ctfs., 4.74%, 10/10/2032(b)(c)	5,050,000	4,918,126
Hertz Vehicle Financing II L.P.,
Series 2016-4A, Class C, Pass Through Ctfs., 5.06%, 07/25/2022(c)	6,000,000	6,065,797
Series 2017-2A, Class C, Pass Through Ctfs., 5.31%, 10/25/2023(c)	5,000,000	5,052,513
Home Partners of America Trust, Series 2017-1, Class E, Variable Rate Pass Through Ctfs., 4.71%, 07/17/2034(b)(c)	5,000,000	5,055,313
Homeward Opportunities Fund I Trust, Series 2018-1, Class M1, Variable Rate Pass Through Ctfs., 4.55%, 06/25/2048(b)(c)	4,000,000	4,000,000
Invitation Homes Trust, Series 2018-SFR2, Class E, Floating Rate Pass Through Ctfs., 4.06% (1 mo. USD LIBOR + 2.00%), 06/17/2037(a)(c)	5,000,000	5,036,499

	Principal Amount	Value
Collateralized Mortgage Obligations–(continued)
JP Morgan Chase Commercial Mortgage Securities Trust,
Series 2018-PHH, Class E, Floating Rate Pass Through Ctfs., 4.47% (1 mo. USD LIBOR + 2.41%), 06/15/2035(a)(c)	$2,000,000	$2,009,358
Series 2018-PHH, Class F, Floating Rate Pass Through Ctfs., 5.07% (1 mo. USD LIBOR + 3.01%), 06/15/2035(a)(c)	2,000,000	2,012,087
Series 2018-WPT, Class DFL, Floating Rate Pass Through Ctfs., 4.63% (1 mo. USD LIBOR + 2.25%), 07/05/2033(a)(c)	3,000,000	2,998,098
JPMBB Commercial Mortgage Securities Trust, Series 2014-C26, Class D, Variable Rate Pass Through Ctfs., 4.07%, 01/15/2048(b)(c)	4,000,000	3,669,351
La Hipotecaria El Salvadorian Mortgage Trust (El Salvador), Series 2013-1A, Class A, Pass Through Ctfs., 3.50%, 10/25/2041 (Acquired 04/22/2013; Cost $6,866,859)(c)	6,634,646	6,647,086
La Hipotecaria Panamanian Mortgage Trust (El Salvador), Series 2010-1GA, Class A, Floating Rate Pass Through Ctfs., 2.50% (PNMR–3.00%), 09/08/2039 (Acquired 11/05/2010-10/27/2011; Cost $9,208,630)(a)(c)	8,905,194	8,869,021
LSTAR Commercial Mortgage Trust, Series 2014-2, Class A2, Pass Through Ctfs., 2.77%, 01/20/2041(c)	207,796	207,214
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C24, Class D, Pass Through Ctfs., 3.26%, 05/15/2048(c)	5,000,000	4,272,375
Progress Residential Trust,
Series 2018-SFR1, Class F, Pass Through Ctfs., 4.78%, 03/17/2035(c)	525,000	526,245
Series 2018-SFR2, Class E, Pass Through Ctfs., 4.66%, 08/17/2035(c)	3,000,000	3,020,731
Seasoned Credit Risk Transfer Trust, Series 2017-4, Class M, Variable Rate Pass Through Ctfs., 4.75%, 06/25/2057(b)(c)	3,000,000	2,957,850
Textainer Marine Containers V Ltd, Series 2017-2A, Class B, Pass Through Ctfs., 4.75%, 06/20/2042(c)	1,352,050	1,341,952
Textainer Marine Containers VII Ltd, Series 2018-1A, Class B, Pass Through Ctfs., 4.93%, 08/20/2043(c)	6,311,900	6,275,831
Thunderbolt II Aircraft Lease Ltd. (Cayman Islands), Series 2018-A, Class B, Pass Through Ctfs., 5.07%, 09/15/2038(c)(d)	5,000,000	5,061,362

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

7                         Invesco Income Fund

	Principal Amount	Value
Collateralized Mortgage Obligations–(continued)
Towd Point Mortgage Trust, Series 2015-1, Class AES, Variable Rate Pass Through Ctfs., 3.00%, 10/25/2053(b)(c)	$2,319,642	$2,308,563
Tricon American Homes Trust, Series 2018-SFR1, Class D, Pass Through Ctfs., 4.17%, 05/17/2037(c)	2,000,000	1,991,126
Verus Securitization Trust, Series 2018-2, Class B1, Variable Rate Pass Through Ctfs., 4.43%, 06/01/2058(b)(c)	5,000,000	4,999,909
Wells Fargo Commercial Mortgage Trust,
Series 2014-LC18, Class D, Variable Rate Pass Through Ctfs., 3.96%, 12/15/2047(b)(c)	6,000,000	5,334,628
Series 2015-C28, Class B, Variable Rate Pass Through Ctfs., 4.27%, 05/15/2048(b)	7,100,000	7,113,028
Series 2015-NXS2, Class D, Variable Rate Pass Through Ctfs., 4.39%, 07/15/2058(b)	6,000,000	5,519,012
Series 2017-RC1, Class D, Pass Through Ctfs., 3.25%, 01/15/2060(c)	4,000,000	3,295,546
		170,003,461

Sovereign Debt–0.48%
Israel Government Agency for International Development (AID) Bond, Unsec. Gtd. Global Bonds, 5.13%, 11/01/2024	2,200,000	2,466,317
Total Bonds (Cost $172,375,572)		172,469,778

	Shares

Common Stocks & Other Equity Interests–10.97%
Asset Management & Custody Banks–3.68%
BlackRock Corporate High Yield Fund, Inc.	940,000	10,058,000
Nuveen Global High Income Fund	317,500	5,041,900
Wells Fargo Advantage Income Opportunities Fund	475,661	3,824,314
		18,924,214

Mortgage REITs–6.53%
AGNC Investment Corp.	530,000	10,080,600
Blackstone Mortgage Trust, Inc.–Class A	250,000	8,515,000
New Residential Investment Corp.	275,000	5,106,750
Starwood Property Trust, Inc.	225,000	4,956,750
TPG RE Finance Trust, Inc.(e)	240,000	4,956,000
		33,615,100
Fixed-Income Funds–0.76%
Barings Global Short Duration High Yield Fund	7,481	148,423
First Trust High Income Long/Short Fund	250,294	3,749,404
		3,897,827
Total Common Stocks & Other Equity Interests (Cost $55,952,508)		56,437,141

	Principal Amount	Value
U.S. Treasury Securities–6.75%
U.S. Treasury Bills–0.73%
1.88%, 09/27/2018(f)	$3,500,000	$3,495,757
2.13%, 01/24/2019(f)(g)	275,000	272,646
		3,768,403

U.S. Treasury Notes–0.28%
1.50%, 08/15/2026	1,600,000	1,448,313

U.S. Treasury Bonds–5.74%
4.25%, 05/15/2039	2,900,000	3,476,262
3.38%, 05/15/2044	11,900,000	12,650,258
3.00%, 05/15/2045	3,000,000	2,988,398
2.75%, 08/15/2047	11,000,000	10,414,981
		29,529,899
Total U.S. Treasury Securities (Cost $34,296,584)		34,746,615

	Shares
Preferred Stocks–4.00%
Mortgage REITs–4.00%
Annaly Capital Management Inc., Series G, 6.50% Pfd.	400,000	9,772,000
Two Harbors Investment Corp., Series C, 7.25% Pfd.	200,000	5,048,000
AGNC Investment Corp., Series C, 7.00% Pfd.	219,312	5,759,133
Total Preferred Stocks (Cost $20,555,749)		20,579,133

	Principal Amount	Value
Agency Credit Risk Transfer Notes–2.13%
Fannie Mae Connecticut Avenue Securities,
7.56% (1 mo. USD LIBOR + 5.50%), 09/25/2029(a)	$3,825,000	4,482,751
4.26% (1 mo. USD LIBOR + 2.20%), 08/25/2030(a)	1,400,000	1,416,663
Freddie Mac, Series 2018-HQA1, Class M2, Floating Rate STACR® Debt Notes, 4.36% (1 mo. USD LIBOR + 2.30%), 09/25/2030(a)	5,000,000	5,062,697
Total Agency Credit Risk Transfer Notes (Cost $10,869,902)		10,962,111

Corporate Notes–1.94%
Private Export Funding Corp.–1.94%
Series BB,
Sec. Gtd. Notes, 4.30%, 12/15/2021	4,800,000	5,015,184
Series HH, Sr. Sec. Gtd. Notes, 1.45%, 08/15/2019	5,000,000	4,949,200
Total Corporate Notes (Cost $9,799,756)		9,964,384

U.S. Government Sponsored Agency Securities –0.37%
Tennessee Valley Authority (TVA)–0.37%
Sr. Unsec. Global Notes, 1.88%, 08/15/2022 (Cost $1,992,664)	2,000,000	1,934,521

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8                         Invesco Income Fund

	Shares	Value
Money Market Funds–0.10%
Invesco Government & Agency Portfolio–Institutional Class, 1.85%(h)	304,244	$304,244
Invesco Treasury Portfolio–Institutional Class, 1.85%(h)	202,829	202,829
Total Money Market Funds (Cost $507,073)		507,073
TOTAL INVESTMENTS IN SECURITIES–101.65% (Cost $523,106,576)		523,031,491
OTHER ASSETS LESS LIABILITIES–(1.65)%		(8,480,418)
NET ASSETS–100.00%		$514,551,073

Investment Abbreviations:

ACES	– Automatically Convertible Extendable Security
ARM	– Adjustable Rate Mortgage
Ctfs.	– Certificates
Gtd.	– Guaranteed
LIBOR	– London Interbank Offered Rate
Pfd	– Preferred
PNMR	– Panamanian Mortgage Reference Rate
IO	– Interest Only
REIT	- Real Estate Investment Trust
REMICs	– Real Estate Mortgage Investment Conduits
Sec.	– Secured
Sr.	– Senior
STACR®	– Structured Agency Credit Risk
Unsec.	– Unsecured
USD	– U.S. Dollar

Notes to Schedule of Investments:

(a)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on August 31, 2018.
(b)

Interest rate is redetermined periodically based on the cash flows generated by the pool of assets backing the security, less any applicable fees. The rate shown is the rate in effect on August 31, 2018.

(c)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at August 31, 2018 was $128,873,373, which represented 25.05% of the Fund’s Net Assets.

(d)	Step coupon bond. The interest rate represents the coupon rate at which the bond will accrue at a specified future date.
(e)	Non-income producing security.
(f)	Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(g)	All or a portion of the value was pledged as collateral to cover margin requirements for open futures contracts. See Note 1J.
(h)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of August 31, 2018.

Portfolio Composition

By security type, based on Total Investments

as of August 31, 2018

U.S. Government Sponsored Agency Mortgage-Backed Securities	41.2%
Bonds	33.0
Common Stocks & Other Equity Interests	10.8
U.S. Treasury Securities	6.6
Preferred Stocks	3.9
Agency Credit Risk Transfer Notes	2.1
Corporate Notes	1.9
U.S. Government Sponsored Agency Securities	0.4
Money Market Funds	0.1

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9                         Invesco Income Fund

Open Futures Contracts
Long Futures Contracts	Number of Contracts	Expiration Month	Notional Value	Value	Unrealized Appreciation (Depreciation)
U.S. Treasury Ultra Bonds	23	December-2018	$3,664,188	$(13,535)	$(13,535)

Short Futures Contracts
U.S. Treasury 2 Year Notes	57	December-2018	(12,047,484)	(7,247)	(7,247)
U.S. Treasury 10 Year Notes	35	December-2018	(4,209,297)	(8,550)	(8,550)
U.S. Treasury 10 Year Ultra Bonds	59	December-2018	(7,554,766)	(22,726)	(22,726)
U.S. Treasury Long Bonds	6	December-2018	(865,313)	(3,202)	(3,202)
Subtotal — Short Futures Contracts				(41,725)	(41,725)
Total Futures Contracts — Interest Rate Risk				$(55,260)	$(55,260)

Open Over-The-Counter Credit Default Swap Agreements — Credit Risk
Counterparty	Reference Entity	Buy/Sell Protection	(Pay)/ Receive Fixed Rate	Payment Frequency	Maturity Date	Implied Credit Spread(i)	Notional Value		Upfront Payments Paid (Received)	Value	Unrealized Appreciation (Depreciation)
Merrill Lynch International PLC	Markit CMBX North America BBB- Index, Series 9	Sell	3.00%	Monthly	09/17/2058	4.42%	USD	8,000,000	$(614,174)	$(641,785)	$(27,611)
J.P. Morgan Chase Bank, N.A.	Markit CMBX North America BBB- Index, Series 7	Sell	3.00%	Monthly	01/17/2047	4.51%	USD	8,000,000	(510,263)	(525,191)	(14,928)
Total Open Over-The-Counter Credit Default Swap Agreements — Credit Risk									$(1,124,437)	$(1,166,976)	$(42,539)

(i)

Implied credit spreads represent the current level, as of August 31, 2018, at which protection could be bought or sold given the terms of the existing credit default swap agreement and serve as an indicator of the current status of the payment/performance risk of the credit default swap agreement. An implied credit spread that has widened or increased since entry into the initial agreement may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets generally.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                         Invesco Income Fund

Statement of Assets and Liabilities

August 31, 2018

(Unaudited)

Assets:
Investments in securities, at value (Cost $522,599,503)	$522,524,418
Investments in affiliated money market funds, at value and cost	507,073
Other investments:
Swaps receivable — OTC	1,133,412
Receivable for:
Fund shares sold	145,100
Dividends and interest	1,679,772
Principal paydowns	172,338
Investment for trustee deferred compensation and retirement plans	250,245
Other assets	76,764
Total assets	526,489,122

Liabilities:
Other investments:
Variation margin payable — futures contracts	15,938
Premiums received on swap agreements — OTC	1,124,437
Unrealized depreciation on swap agreements — OTC	42,539
Payable for:
Investments purchased	9,307,748
Dividends	108,933
Fund shares reacquired	545,952
Amount due custodian	5,394
Accrued fees to affiliates	293,902
Accrued trustees’ and officers’ fees and benefits	3,961
Accrued other operating expenses	217,223
Trustee deferred compensation and retirement plans	272,022
Total liabilities	11,938,049
Net assets applicable to shares outstanding	$514,551,073

Net assets consist of:
Shares of beneficial interest	$544,386,329
Undistributed net investment income	(2,882,539)
Undistributed net realized gain (loss)	(26,779,833)
Net unrealized appreciation (depreciation)	(172,884)
$514,551,073

Net Assets:
Class A	$440,171,620
Class C	$25,305,462
Class R	$5,601,523
Class Y	$11,313,483
Investor Class	$28,010,895
Class R5	$1,131,577
Class R6	$3,016,513

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	50,942,006
Class C	2,930,245
Class R	647,485
Class Y	1,306,841
Investor Class	3,237,167
Class R5	130,874
Class R6	348,940
Class A:
Net asset value per share	$8.64
Maximum offering price per share
(Net asset value of $8.64 ÷ 95.75%)	$9.02
Class C:
Net asset value and offering price per share	$8.64
Class R:
Net asset value and offering price per share	$8.65
Class Y:
Net asset value and offering price per share	$8.66
Investor Class:
Net asset value and offering price per share	$8.65
Class R5:
Net asset value and offering price per share	$8.65
Class R6:
Net asset value and offering price per share	$8.64

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                         Invesco Income Fund

Statement of Operations

For the six months ended August 31, 2018

(Unaudited)

Investment income:
Interest	$7,246,366
Dividends	319,541
Dividends from affiliated money market funds	30,666
Total investment income	7,596,573

Expenses:
Advisory fees	1,185,284
Administrative services fees	78,106
Custodian fees	17,449
Distribution fees:
Class A	583,803
Class C	140,471
Class R	13,976
Investor Class	23,333
Transfer agent fees — A, C, R, Y and Investor	525,599
Transfer agent fees — R5	398
Transfer agent fees — R6	2,277
Trustees’ and officers’ fees and benefits	13,858
Registration and filing fees	59,952
Reports to shareholders	193,005
Professional services fees	44,697
Other	75,026
Total expenses	2,957,234
Less: Fees waived, expenses reimbursed and expense offset arrangement(s)	(120,205)
Net expenses	2,837,029
Net investment income	4,759,544

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	(5,386,383)
Futures contracts	58,644
Swap agreements	(49,692)
(5,377,431)
Change in net unrealized appreciation (depreciation) of:
Investment securities	5,278,945
Futures contracts	(185,737)
Swap agreements	(42,539)
5,050,669
Net realized and unrealized gain (loss)	(326,762)
Net increase in net assets resulting from operations	$4,432,782

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                         Invesco Income Fund

Statement of Changes in Net Assets

For the six months ended August 31, 2018 and the year ended February 28, 2018

(Unaudited)

	August 31, 2018	February 28, 2018
Operations:
Net investment income	$4,759,544	$8,036,620
Net realized gain (loss)	(5,377,431)	1,689,472
Change in net unrealized appreciation (depreciation)	5,050,669	(11,203,385)
Net increase (decrease) in net assets resulting from operations	4,432,782	(1,477,293)

Distributions to shareholders from net investment income:
Class A	(4,447,790)	(9,653,553)
Class B	—	(35,428)
Class C	(162,704)	(382,539)
Class R	(46,380)	(94,169)
Class Y	(113,687)	(350,168)
Investor Class	(286,178)	(619,206)
Class R5	(9,186)	(21,296)
Class R6	(72,292)	(14,575)
Total distributions from net investment income	(5,138,217)	(11,170,934)

Share transactions–net:
Class A	(42,132,131)	(65,745,006)
Class B	—	(4,911,902)
Class C	(4,877,054)	(9,563,916)
Class R	181,171	(669,587)
Class Y	654,215	(1,574,965)
Investor Class	(2,044,734)	(4,713,253)
Class R5	517,545	(461,408)
Class R6	(3,628,830)	6,727,893
Net increase (decrease) in net assets resulting from share transactions	(51,329,818)	(80,912,144)
Net increase (decrease) in net assets	(52,035,253)	(93,560,371)

Net assets:
Beginning of period	566,586,326	660,146,697
End of period (includes undistributed net investment income of $(2,882,539) and $(2,503,866), respectively)	$514,551,073	$566,586,326

Notes to Financial Statements

August 31, 2018

(Unaudited)

NOTE 1—Significant Accounting Policies

Invesco Income Fund (the “Fund”), formerly Invesco U.S. Government Fund, is a series portfolio of AIM Investment Securities Funds (Invesco Investment Securities Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is current income, and secondarily, capital appreciation.

The Fund currently consists of seven different classes of shares: Class A, Class C, Class R, Class Y, Investor Class, Class R5 and Class R6. Class Y and Investor Class shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Investor Class, Class R5 and Class R6 shares are sold at net asset value.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services — Investment Companies.

13                         Invesco Income Fund

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Bond premiums and discounts are amortized and/or accreted over the lives of the respective securities. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and

14                         Invesco Income Fund

are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.

C.

Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions — Distributions from net investment income are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Commercial Mortgage-Backed Securities — The Fund may invest in both single and multi-issuer Commercial Mortgage-Backed Securities (the “CMBS”). This includes both investment grade and non-investment grade CMBS as well as other non-rated CMBS. A CMBS is a type of mortgage-backed security that is secured by one or more mortgage loans on interests in commercial real estate property. CMBS differ from conventional debt securities because principal is paid back over the life of the security rather than at maturity. Investments in CMBS are subject to the various risks which relate to the pool of underlying assets in which the CMBS represents an interest. Securities backed by commercial real estate assets are subject to securities market risks as well as risks similar to those of direct ownership of commercial real estate loans. Risks include the ability of a borrower to meet its obligations on the loan which could lead to default or foreclosure of the property. Such actions may impact the amount of proceeds ultimately derived from the loan, and the timing of receipt of such proceeds.

Management estimates future expected cash flows at the time of purchase based on the anticipated repayment dates on the CMBS. Subsequent changes in expected cash flow projection may result in a prospective change in the timing or character of income recognized on these securities, or the amortized cost of these securities. The Fund amortizes premiums and/or accretes discounts based on the projected cash flows. Realized and unrealized gains and losses on CMBS are included in the Statement of Operations as Net realized gain (loss) from investment securities and Change in net unrealized appreciation (depreciation) of investment securities, respectively.

J.

Futures Contracts — The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between two parties (“Counterparties”) to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized

15                         Invesco Income Fund

gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.
K.

Dollar Rolls and Forward Commitment Transactions — The Fund may enter into dollar roll transactions to enhance the Fund’s performance. The Fund executes its dollar roll transactions in the to be announced (“TBA”) market whereby the Fund makes a forward commitment to purchase a security and, instead of accepting delivery, the position is offset by the sale of the security with a simultaneous agreement to repurchase at a future date.

The Fund accounts for dollar roll transactions as purchases and sales and realizes gains and losses on these transactions. These transactions increase the Fund’s portfolio turnover rate. The Fund will segregate liquid assets in an amount equal to its dollar roll commitments. Dollar roll transactions may be considered borrowings under the 1940 Act.

Dollar roll transactions involve the risk that a Counterparty to the transaction may fail to complete the transaction. If this occurs, the Fund may lose the opportunity to purchase or sell the security at the agreed upon price. Dollar roll transactions also involve the risk that the value of the securities retained by the Fund may decline below the price of the securities that the Fund has sold but is obligated to purchase under the agreement.

L.

Put Options Purchased — The Fund may purchase put options including options on securities indexes, or foreign currency and/or futures contracts. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option’s underlying instrument at a fixed strike price. In return for this right, the Fund pays an option premium. The option’s underlying instrument may be a security, securities index, or a futures contract.

Additionally, the Fund may enter into an option on a swap agreement, also called a “swaption”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based premium. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the Counterparties.

Put options may be used by the Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund’s resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the securities hedged. Realized and unrealized gains and losses on put options purchased are included in the Statement of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Investment securities. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased.

M.

Swap Agreements — The Fund may enter into various swap transactions, including interest rate, total return, index, currency and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, currency, commodity or credit risk. Such transactions are agreements between two parties (“Counterparties”). These agreements may contain among other conditions, events of default and termination events, and various covenants and representations such as provisions that require the Fund to maintain a pre-determined level of net assets, and/or provide limits regarding the decline of the Fund’s NAV over specific periods of time. If the Fund were to trigger such provisions and have open derivative positions at that time, the Counterparty may be able to terminate such agreement and request immediate payment in an amount equal to the net liability positions, if any.

Interest rate, total return, index, and currency swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index.

A CDS is an agreement between Counterparties to exchange the credit risk of an issuer. A buyer of a CDS is said to buy protection by paying a fixed payment over the life of the agreement and in some situations an upfront payment to the seller of the CDS. If a defined credit event occurs (such as payment default or bankruptcy), the Fund as a protection buyer would cease paying its fixed payment, the Fund would deliver eligible bonds issued by the reference entity to the seller, and the seller would pay the full notional value, or the “par value”, of the referenced obligation to the Fund. A seller of a CDS is said to sell protection and thus would receive a fixed payment over the life of the agreement and an upfront payment, if applicable. If a credit event occurs, the Fund as a protection seller would cease to receive the fixed payment stream, the Fund would pay the buyer “par value” or the full notional value of the referenced obligation, and the Fund would receive the eligible bonds issued by the reference entity. In turn, these bonds may be sold in order to realize a recovery value. Alternatively, the seller of the CDS and its Counterparty may agree to net the notional amount and the market value of the bonds and make a cash payment equal to the difference to the buyer of protection. If no credit event occurs, the Fund receives the fixed payment over the life of the agreement. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the CDS. In connection with these agreements, cash and securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default under the swap agreement or bankruptcy/insolvency of a party to the swap agreement. If a Counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances. The Fund’s maximum risk of loss from Counterparty risk, either as the protection seller or as the protection buyer, is the value of the contract. The risk may be mitigated by having a master netting arrangement between the Fund and the Counterparty and by the designation of collateral by the Counterparty to cover the Fund’s exposure to the Counterparty.

Implied credit spreads represent the current level at which protection could be bought or sold given the terms of the existing CDS contract and serve as an indicator of the current status of the payment/performance risk of the CDS. An implied spread that has widened or increased since

16                         Invesco Income Fund

entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets.

An interest rate swap is an agreement between Counterparties pursuant to which the parties exchange a floating rate payment for a fixed rate payment based on a specified notional amount.

Changes in the value of swap agreements are recognized as unrealized gains (losses) in the Consolidated Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Consolidated Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Consolidated Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Consolidated Statement of Operations. The Fund segregates cash or liquid securities having a value at least equal to the amount of the potential obligation of a Fund under any swap transaction. Cash held as collateral is recorded as deposits with brokers on the Consolidated Statement of Assets and Liabilities. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and Counterparty risk in excess of amounts recognized on the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the Counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. A short position in a security poses more risk than holding the same security long. As there is no limit on how much the price of the security can increase, the Fund’s exposure is unlimited.

N.

Other Risks — The Fund may invest in obligations issued by agencies and instrumentalities of the U.S. Government that may vary in the level of support they receive from the government. The government may choose not to provide financial support to government sponsored agencies or instrumentalities if it is not legally obligated to do so. In this case, if the issuer defaulted, the Fund may not be able to recover its investment in such issuer from the U.S. Government. Many securities purchased by the Fund are not guaranteed by the U.S. Government.

O.

Collateral — To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $200 million	0.50%
Next $300 million	0.40%
Next $500 million	0.35%
Next $19.5 billion	0.30%
Over $20.5 billion	0.24%

For the six months ended August 31, 2018, the effective advisory fees incurred by the Fund was 0.43%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

Effective July 1, 2018, the Adviser has contractually agreed, through at least June 30, 2019, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Investor Class, Class R5 and Class R6 shares to 1.01%, 1.76%, 1.26%, 0.76%, 1.01%, 0.76% and 0.76%, respectively, of average daily net assets (the “expense limits”). Prior to July 1, 2018, the Adviser had contractually agreed to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Investor Class, Class R5 and Class R6 shares to 1.50%, 2.25%, 1.75%, 1.25%, 1.50%, 1.25% and 1.25%, respectively, of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2019. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees. To the extent that the annualized expense ratio does not exceed the expense limits, the Adviser will retain its ability to be reimbursed for such fee waivers or reimbursements prior to the end of each fiscal year.

Further, the Adviser has contractually agreed, through at least June 30, 2020, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the six months ended August 31, 2018, the Adviser waived advisory fees of $2,065 and reimbursed class level expenses of $94,312, $5,673, $1,129, $2,135, $5,932, $207 and $1,042 of Class A, Class C, Class R, Class Y, Investor Class, Class R5 and Class R6 shares, respectively.

17                         Invesco Income Fund

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended August 31, 2018, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the six months ended August 31, 2018, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Investor Class, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C, Class R and Investor Class shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. The Fund, pursuant to the Investor Class Plan, reimburses IDI for its allocated share of expenses incurred pursuant to the Investor Class Plan for the period, up to a maximum annual rate of 0.25% of the average daily net assets of Investor Class shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the six months ended August 31, 2018, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the six months ended August 31, 2018, IDI advised the Fund that IDI retained $14,247 in front-end sales commissions from the sale of Class A shares and $3,418, and $1,336 from Class A and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —

Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 —

Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

18                         Invesco Income Fund

The following is a summary of the tiered valuation input levels, as of August 31, 2018. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The Fund’s policy is to recognize transfers in and out of the valuation levels as of the end of the reporting period. During the six months ended August 31, 2018, there were no material transfers between valuation levels.

	Level 1	Level 2	Level 3	Total
Investments in Securities
U.S. Government Sponsored Agency Mortgage-Backed Securities	$—	$215,430,735	$—	$215,430,735
Bonds	—	172,469,778	—	172,469,778
Common Stocks & Other Equity Interests	56,437,141	—	—	56,437,141
U.S. Treasury Securities	—	34,746,615	—	34,746,615
Preferred Stocks	20,579,133	—	—	20,579,133
Agency Credit Risk Transfer Notes	—	10,962,111	—	10,962,111
Corporate Notes	—	9,964,384	—	9,964,384
U.S. Government Sponsored Agency Securities	—	1,934,521	—	1,934,521
Money Market Funds	507,073	—	—	507,073
Total Investments in Securities	77,523,347	445,508,144	—	523,031,491
Other Investments — Liabilities*
Futures Contracts	(55,260)	—	—	(55,260)
Swap Agreements	—	(42,539)	—	(42,539)
Total Other Investments	(55,260)	(42,539)	—	(97,799)
Total Investments	$77,468,087	$445,465,605	$—	$522,933,692

*	Unrealized appreciation (depreciation).

NOTE 4—Derivative Investments

The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of August 31, 2018:

	Value
Derivative Liabilities	Credit Risk	Interest Rate Risk	Total
Unrealized depreciation on futures contracts — Exchange-Traded(a)	$—	$(55,260)	$(55,260)
Unrealized depreciation on swap agreements — OTC	(42,539)	—	(42,539)
Total Derivative Liabilities	(42,539)	(55,260)	(97,799)
Derivatives not subject to master netting agreements	—	55,260	55,260
Total Derivative Assets subject to master netting agreements	$(42,539)	$—	$(42,539)

(a)	The daily variation margin receivable (payable) at period-end is recorded in the Statement of Assets and Liabilities.

Offsetting Assets and Liabilities

The table below reflects the Fund’s exposure to Counterparties subject to either an ISDA Master Agreement or other agreement for OTC derivative transactions as of August 31, 2018.

	Financial Derivative Assets	Financial Derivative Liabilities		Collateral (Received)/Pledged
Counterparty	Swap Agreements	Swap Agreements	Net Value of Derivatives	Non-Cash	Cash	Net Amount
J.P. Morgan Chase Bank, N.A.	$514,830	$(525,191)	$(10,361)	$—	$—	$(10,361)
Merrill Lynch International PLC	618,582	(641,785)	(23,203)	—	—	(23,203)
Total	$1,133,412	$(1,166,976)	$(33,564)	$—	$—	$(33,564)

19                         Invesco Income Fund

Effect of Derivative Investments for the six months ended August 31, 2018

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain (Loss) on Statement of Operations
Interest Rate Risk
Realized Gain (Loss):
Futures contracts	$58,644
Options purchased(a)	10,506
Swap agreements	(49,692)
Change in Net Unrealized Appreciation (Depreciation):
Futures contracts	(185,737)
Swap agreements	(42,539)
Total	$(208,818)

(a)	Options purchased are included in the net realized gain (loss) from investment securities.

The table below summarizes the six month average notional value of futures contracts, the two month average notional value of options purchased and the three month average notional value of swap agreements outstanding during the period.

	Futures Contracts	Options Purchased	Swap Agreements
Average notional value	$39,538,181	$28,200,000	$14,733,333

NOTE 5—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the six months ended August 31, 2018, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $7,710.

NOTE 6—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 7—Cash Balances

The Fund may borrow for leveraging in an amount up to 5% of the Fund’s total assets (excluding the amount borrowed) at the time the borrowing is made. In doing so, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. The Fund may not purchase additional securities when any borrowings from banks exceed 5% of the Fund’s total assets.

NOTE 8—Tax Information

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be reported at the Fund’s fiscal year-end.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

20                         Invesco Income Fund

The Fund has a capital loss carryforward as of February 28, 2018, which expires as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
February 28, 2019	$2,548,812	$—	$2,548,812
Not subject to expiration	5,178,890	12,741,915	17,920,805
	$7,727,702	$12,741,915	$20,469,617

*

Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 9—Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the six months ended August 31, 2018 was $211,578,481 and $39,199,862, respectively. During the same period, purchases and sales of U.S. Treasury obligations were $10,189,266 and $220,587,178, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$4,971,723
Aggregate unrealized (depreciation) of investments	(9,257,900)
Net unrealized appreciation (depreciation) of investments	$(4,286,177)

Cost of investments for tax purposes is $527,219,869.

21                         Invesco Income Fund

NOTE 10—Share Information

	Summary of Share Activity
	Six months ended August 31, 2018(a)		Year ended February 28, 2018
	Shares	Amount	Shares	Amount
Sold:
Class A	1,204,824	$10,406,549	4,605,670	$40,649,732
Class B(b)	—	—	11,716	103,830
Class C	138,753	1,197,512	739,295	6,518,166
Class R	50,847	440,076	127,176	1,123,240
Class Y	468,153	4,052,845	2,033,530	17,975,786
Investor Class	51,962	449,491	126,124	1,114,084
Class R5	62,899	544,308	34,041	299,383
Class R6(c)	104,283	901,586	782,758	6,843,434

Issued as reinvestment of dividends:
Class A	449,343	3,882,056	957,231	8,437,720
Class B(b)	—	—	3,596	31,905
Class C	17,091	147,597	39,102	344,607
Class R	5,360	46,363	10,533	92,959
Class Y	9,642	83,475	28,726	253,822
Investor Class	31,612	273,482	66,721	588,966
Class R5	1,049	9,063	1,346	11,867
Class R6	7,780	67,304	1,605	13,916

Conversion of Class B shares to Class A shares:(d)
Class A	—	—	372,753	3,254,132
Class B	—	—	(369,916)	(3,254,132)

Reacquired:
Class A	(6,537,340)	(56,420,736)	(13,391,875)	(118,086,590)
Class B(b)	—	—	(202,276)	(1,793,505)
Class C	(721,422)	(6,222,163)	(1,864,624)	(16,426,689)
Class R	(35,295)	(305,268)	(213,827)	(1,885,786)
Class Y	(402,317)	(3,482,105)	(2,248,592)	(19,804,573)
Investor Class	(320,183)	(2,767,707)	(726,299)	(6,416,303)
Class R5	(4,151)	(35,826)	(87,859)	(772,658)
Class R6	(532,577)	(4,597,720)	(14,909)	(129,457)
Net increase (decrease) in share activity	(5,949,687)	$(51,329,818)	(9,178,254)	$(80,912,144)

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 22% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

(b)	Class B shares activity for the period March 1, 2017 through January 26, 2018 (date of conversion).
(c)	Commencement date of April 4, 2017.
(d)	Effective as of the close of business January 26, 2018, all outstanding Class B shares were converted to Class A shares.

22                         Invesco Income Fund

NOTE 11—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)		Total from investment operations	Dividends from net investment income	Net asset value, end of period	Total return(b)		Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover(c)
Class A
Six months ended 08/31/18	$8.65	$0.07	$(0.00)		$0.07	$(0.08)	$8.64	0.85%		$440,172	1.01	%(d)	1.05	%(d)	1.76	%(d)	41%
Year ended 02/28/18	8.84	0.12	(0.15)		(0.03)	(0.16)	8.65	(0.34)		482,902	0.98		0.98		1.34		25
Year ended 02/28/17	9.02	0.11	(0.12	)(e)	(0.01)	(0.17)	8.84	(0.15	)(e)	559,388	0.97		0.97		1.25		30
Year ended 02/29/16	9.05	0.10	0.01		0.11	(0.14)	9.02	1.25		629,429	0.95		0.95		1.10		61
Year ended 02/28/15	8.91	0.10	0.21		0.31	(0.17)	9.05	3.47		625,704	0.96		0.96		1.10		76
Year ended 02/28/14	9.24	0.09	(0.22)		(0.13)	(0.20)	8.91	(1.37)		667,507	0.90		0.90		0.99		142
Class C
Six months ended 08/31/18	8.65	0.04	(0.00)		0.04	(0.05)	8.64	0.47		25,305	1.76	(d)	1.80	(d)	1.01	(d)	41
Year ended 02/28/18	8.83	0.05	(0.13)		(0.08)	(0.10)	8.65	(0.97)		30,223	1.73		1.73		0.59		25
Year ended 02/28/17	9.02	0.04	(0.13	)(e)	(0.09)	(0.10)	8.83	(1.00	)(e)	40,481	1.72		1.72		0.50		30
Year ended 02/29/16	9.04	0.03	0.02		0.05	(0.07)	9.02	0.60		49,156	1.70		1.70		0.35		61
Year ended 02/28/15	8.91	0.03	0.20		0.23	(0.10)	9.04	2.59		41,207	1.71		1.71		0.35		76
Year ended 02/28/14	9.23	0.02	(0.20)		(0.18)	(0.14)	8.91	(2.00)		42,237	1.65		1.65		0.24		142
Class R
Six months ended 08/31/18	8.66	0.06	(0.00)		0.06	(0.07)	8.65	0.72		5,602	1.26	(d)	1.30	(d)	1.51	(d)	41
Year ended 02/28/18	8.85	0.10	(0.15)		(0.05)	(0.14)	8.66	(0.58)		5,427	1.23		1.23		1.09		25
Year ended 02/28/17	9.03	0.09	(0.12	)(e)	(0.03)	(0.15)	8.85	(0.39	)(e)	6,219	1.22		1.22		1.00		30
Year ended 02/29/16	9.06	0.08	0.01		0.09	(0.12)	9.03	1.00		6,123	1.20		1.20		0.85		61
Year ended 02/28/15	8.92	0.08	0.20		0.28	(0.14)	9.06	3.21		6,092	1.21		1.21		0.85		76
Year ended 02/28/14	9.25	0.07	(0.22)		(0.15)	(0.18)	8.92	(1.61)		6,446	1.15		1.15		0.74		142
Class Y
Six months ended 08/31/18	8.67	0.09	(0.01)		0.08	(0.09)	8.66	0.97		11,313	0.76	(d)	0.80	(d)	2.01	(d)	41
Year ended 02/28/18	8.86	0.14	(0.15)		(0.01)	(0.18)	8.67	(0.08)		10,671	0.73		0.73		1.59		25
Year ended 02/28/17	9.04	0.14	(0.13	)(e)	0.01	(0.19)	8.86	0.11	(e)	12,554	0.72		0.72		1.50		30
Year ended 02/29/16	9.06	0.12	0.02		0.14	(0.16)	9.04	1.62		17,407	0.70		0.70		1.35		61
Year ended 02/28/15	8.92	0.12	0.21		0.33	(0.19)	9.06	3.72		6,920	0.71		0.71		1.35		76
Year ended 02/28/14	9.25	0.11	(0.21)		(0.10)	(0.23)	8.92	(1.11)		4,114	0.65		0.65		1.24		142
Investor Class
Six months ended 08/31/18	8.66	0.08	(0.00)		0.08	(0.09)	8.65	0.87	(f)	28,011	0.92	(d)(f)	0.96	(d)(f)	1.85	(d)(f)	41
Year ended 02/28/18	8.85	0.12	(0.14)		(0.02)	(0.17)	8.66	(0.29	)(f)	30,085	0.96	(f)	0.96	(f)	1.36	(f)	25
Year ended 02/28/17	9.03	0.12	(0.13	)(e)	(0.01)	(0.17)	8.85	(0.12	)(e)(f)	35,471	0.92	(f)	0.92	(f)	1.30	(f)	30
Year ended 02/29/16	9.06	0.10	0.01		0.11	(0.14)	9.03	1.28	(f)	41,492	0.93	(f)	0.93	(f)	1.12	(f)	61
Year ended 02/28/15	8.92	0.10	0.21		0.31	(0.17)	9.06	3.48	(f)	46,653	0.92	(f)	0.92	(f)	1.14	(f)	76
Year ended 02/28/14	9.24	0.09	(0.21)		(0.12)	(0.20)	8.92	(1.26)		54,118	0.90		0.90		0.99		142
Class R5
Six months ended 08/31/18	8.66	0.09	(0.00)		0.09	(0.10)	8.65	1.05		1,132	0.66	(d)	0.71	(d)	2.11	(d)	41
Year ended 02/28/18	8.85	0.15	(0.14)		0.01	(0.20)	8.66	0.04		615	0.58		0.58		1.74		25
Year ended 02/28/17	9.03	0.14	(0.12	)(e)	0.02	(0.20)	8.85	0.20	(e)	1,093	0.62		0.62		1.60		30
Year ended 02/29/16	9.04	0.13	0.03		0.16	(0.17)	9.03	1.84		2,068	0.59		0.59		1.46		61
Year ended 02/28/15	8.91	0.13	0.20		0.33	(0.20)	9.04	3.73		4,575	0.60		0.60		1.46		76
Year ended 02/28/14	9.23	0.12	(0.21)		(0.09)	(0.23)	8.91	(0.95)		4,379	0.57		0.57		1.32		142
Class R6
Six months ended 08/31/18(g)	8.66	0.09	(0.01)		0.08	(0.10)	8.64	0.94		3,017	0.65	(d)	0.68	(d)	2.12	(d)	41
Year ended 02/28/18	8.84	0.14	(0.14)		(0.00)	(0.18)	8.66	(0.03)		6,663	0.57	(h)	0.57	(h)	1.75	(h)	25

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)

Ratios are annualized and based on average daily net assets (000’s omitted) of $463,234, $27,865, $5,545, $10,485, $29,136, $789, and $6,158 for Class A, Class C, Class R, Class Y, Investor Class, Class R5 and Class R6 shares, respectively.

(e)

Includes litigation proceeds received during the period. Had the litigation proceeds not been received Net gains (losses) on securities (both realized and unrealized) per share would have been $(0.17), $(0.17), $(0.18), $(0.17), $(0.18), $(0.18) and $(0.17) for Class A, Class B, Class C, Class R, Class Y, Investor Class and Class R5 shares, respectively and total returns would have been lower.

(f)

The total return, ratio of expenses to average net assets and ratio of net investment income to average net assets reflect actual 12b-1 fees of 0.16%, 0.23%, 0.21%, 0.22% and 0.21% for the six months ended August 31, 2018, the years ended February 28, 2018, February 28, 2017, the year ended February 29, 2016 and the year ended February 28, 2015.

(g)	Commencement date of April 4, 2017.
(h)	Annualized.

23                         Invesco Income Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2018 through August 31, 2018.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Class	Beginning Account Value (03/01/18)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (08/31/18)[1]	Expenses Paid During Period[2]	Ending Account Value (08/31/18)	Expenses Paid During Period[2]
A	$1,000.00	$1,008.50	$5.11	$1,020.11	$5.14	1.01%
C	1,000.00	1,004.70	8.89	1,016.33	8.94	1.76
R	1,000.00	1,007.20	6.37	1,018.85	6.41	1.26
Y	1,000.00	1,009.70	3.85	1,021.37	3.87	0.76
Investor	1,000.00	1,008.70	4.66	1,020.57	4.69	0.92
R5	1,000.00	1,010.50	3.34	1,021.88	3.36	0.66
R6	1,000.00	1,010.60	3.29	1,021.93	3.31	0.65

[1]

The actual ending account value is based on the actual total return of the Fund for the period March 1, 2018 through August 31, 2018, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

24                         Invesco Income Fund

Approval of Investment Advisory and Sub-Advisory Contracts

At meetings held on June 5-6, 2018, the Board of Trustees (the Board or the Trustees) of AIM Investment Securities Funds (Invesco Investment Securities Funds) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Invesco Income Fund’s (the Fund) Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2018. After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.

The Board’s Evaluation Process

The Board’s Investments Committee has established three Sub-Committees, which meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). Over the course of each year, the Sub-Committees meet with portfolio managers for their assigned Invesco Funds and other members of management to review detailed information about investment performance and portfolio attributes of these funds. The Board took into account evaluations and reports that it received from the Investments Committee and Sub-Committees, as well as the information provided to such committees and the Board throughout the year, in considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts.

As part of the contract renewal process, the Board reviews and considers information provided in response to detailed requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees. The Board receives comparative investment performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and Broadridge Financial Solutions, Inc. (Broadridge), an independent mutual fund data provider. The Board also receives an independent written evaluation from the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel throughout the year, the independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and in prior years and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee. This information is current as of June 6, 2018.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s). The Board’s review included consideration of Invesco Advisers’ investment process oversight and structure, credit analysis and investment risk management. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds such as various back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance. The Board also reviewed and considered the benefits to shareholders of investing in a fund that is part of the Invesco family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in conducting an investment management business, as well as its commitment of financial and other resources to such business. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory.

B.	Fund Investment Performance

The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund investment performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2017 to the performance of funds in the Broadridge performance universe and against the Lipper Intermediate U.S. Government Funds Index. The Board noted that performance of Class A shares of the Fund was in the second quintile of its performance universe for the one year period, the third quintile for the three year period and the fourth quintile for the five year period (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was reasonably comparable to the performance of the Index for the one year period and below the performance of the Index for the three and five year periods. The Board noted that the Fund’s exposure to certain securities, including securities of longer duration, impacted Fund performance. The Trustees also reviewed more recent Fund performance and this review did not change their conclusions.

C.	Advisory and Sub-Advisory Fees and Fund Expenses

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group. The Board noted that the contractual management fee rate for

25                         Invesco Income Fund

Class A shares of the Fund was the same as the median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain non-portfolio management administrative services fees, but that Broadridge does not provide information on a fund by fund basis as to what is included. The Board also reviewed the methodology used by Broadridge in providing expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group. The Board also considered comparative information regarding the Fund’s total expense ratio and its various components. The Board noted that there were only five funds (including the Fund) in the expense group.

The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

The Board noted that Invesco Advisers and the Affiliated Sub-Advisers do not manage other similarly managed mutual funds or client accounts.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund. The Board also considered that the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size. The Board noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services. The Board considered the methodology used for calculating profitability and noted the periodic review of such methodology by an independent consultant. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds and the Fund. The

Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing services to the Fund to be excessive given the nature, extent and quality of the services provided. The Board received information from Invesco Advisers demonstrating that Invesco Advisers and the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing administrative, transfer agency and distribution services to the Fund. The Board considered comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; and that the services are required for the operation of the Fund.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. Invesco Advisers noted that the Fund does not execute brokerage transactions through “soft dollar” arrangements to any significant degree.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds with respect to certain investments in the affiliated money market funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the amount of advisory fees received by Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds is fair and reasonable.

26                         Invesco Income Fund

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Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q (or any successor Form). The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q (or any successor Form) on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q (or any successor Form) may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-05686 and 033-39519	Invesco Distributors, Inc.	INC-SAR-1	10152018 1104

Semiannual Report to Shareholders	August 31, 2018

Invesco Real Estate Fund

Nasdaq:
A: IARAX ∎ C:IARCX ∎ R: IARRX ∎ Y: IARYX ∎ Investor: REINX ∎ R5: IARIX ∎ R6: IARFX

2	Fund Performance

4	Letters to Shareholders

5	Schedule of Investments

7	Financial Statements

10	Notes to Financial Statements

16	Financial Highlights

17	Fund Expenses

18	Approval of Investment Advisory and Sub-Advisory Contracts

For the most current month-end Fund performance and commentary, please visit invesco.com/performance.

Unless otherwise noted, all data provided by Invesco.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Fund Performance

Performance summary

Fund vs. Indexes

Cumulative total returns, 2/28/18 to 8/31/18, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	13.88%
Class C Shares	13.43
Class R Shares	13.66
Class Y Shares	14.02
Investor Class Shares	13.82
Class R5 Shares	14.05
Class R6 Shares	14.16
S&P 500 Index▼ (Broad Market Index)	7.96
FTSE NAREIT All Equity REITs Index▼ (Style-Specific Index)	15.93
Lipper Real Estate Funds Index◾ (Peer Group Index)	13.63
Source(s): ▼FactSet Research Systems Inc.; ◾Lipper Inc.

The S&P 500® Index is an unmanaged index considered representative of the US stock market.

    The FTSE NAREIT All Equity REITs Index is an unmanaged index considered representative of US REITs.

    The Lipper Real Estate Funds Index is an unmanaged index considered representative of real estate funds tracked by Lipper.

    The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

    A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

For more information about your Fund

Read the most recent quarterly commentary from your Fund’s portfolio managers by visiting invesco.com/us. Click on “Products” and select “Mutual Funds.” Use the “Product Finder” to locate your Fund; then click on its name to access its product detail page. There, you can learn more about your Fund’s investment strategies, holdings and performance.

    Also, visit blog.invesco.us.com, where many of Invesco’s investment professionals share their insights about market and economic news and trends.

2                         Invesco Real Estate Fund

Average Annual Total Returns

As of 8/31/18, including maximum applicable sales charges

Class A Shares
Inception (12/31/96)	9.10%
10 Years	6.53
5 Years	8.51
1 Year	-0.24

Class C Shares
Inception (5/1/95)	9.81%
10 Years	6.33
5 Years	8.92
1 Year	3.83

Class R Shares
Inception (4/30/04)	9.27%
10 Years	6.86
5 Years	9.46
1 Year	5.31

Class Y Shares
10 Years	7.39%
5 Years	10.02
1 Year	5.85

Investor Class Shares
Inception (9/30/03)	9.71%
10 Years	7.13
5 Years	9.75
1 Year	5.62

Class R5 Shares
Inception (4/30/04)	10.01%
10 Years	7.57
5 Years	10.15
1 Year	5.99

Class R6 Shares
10 Years	7.43%
5 Years	10.25
1 Year	6.08

Class Y shares incepted on October 3, 2008. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares.

    Class R6 shares incepted on September 24, 2012. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares.

    The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated.

Average Annual Total Returns

As of 6/30/18, the most recent calendar quarter end, including maximum applicable sales charges

Class A Shares
Inception (12/31/96)	9.05%
10 Years	6.65
5 Years	6.74
1 Year	-1.05

Class C Shares
Inception (5/1/95)	9.77%
10 Years	6.45
5 Years	7.14
1 Year	2.89

Class R Shares
Inception (4/30/04)	9.19%
10 Years	6.98
5 Years	7.68
1 Year	4.42

Class Y Shares
10 Years	7.50%
5 Years	8.21
1 Year	4.90

Investor Class Shares
Inception (9/30/03)	9.63%
10 Years	7.25
5 Years	7.95
1 Year	4.67

Class R5 Shares
Inception (4/30/04)	9.92%
10 Years	7.69
5 Years	8.34
1 Year	5.04

Class R6 Shares
10 Years	7.53%
5 Years	8.45
1 Year	5.18

Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class R, Class Y, Investor Class, Class R5 and Class R6 shares was 1.27%, 2.02%, 1.52%, 1.02%, 1.23%, 0.89% and 0.80%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Investor Class, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

3                         Invesco Real Estate Fund

Letters to Shareholders

Dear Fellow Shareholders:

As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment. This includes but is not limited to: ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can use to strive to meet your financial needs as your investment goals change over time; monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions; assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus; and monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

    We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper, Inc. (a subsidiary of Broadridge Financial Solutions, Inc.), an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

    As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

Dear Shareholders:

This semiannual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period.

    The investment professionals at Invesco invest with high conviction. This means that, no matter the asset class or the strategy, each investment team has a passion to exceed. We want to help investors achieve better outcomes, such as seeking higher returns, helping mitigate risk and generating income. Of course, investing with high conviction can’t guarantee a profit or ensure success; no investment strategy can. To learn more about how we invest with high conviction, visit invesco.com/HighConviction.

    Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. To do so, select “Log In” on the right side of the homepage, and then select “Register for Individual Account Access.”
    Finally, I’m pleased to share with you Invesco’s commitment to both the Principles for Responsible Investment and to considering environmental, social and governance issues in our robust investment process. I invite you to learn more at invesco.com/esg.

    For questions about your account, contact an Invesco client services representative at 800 959 4246. For Invesco-related questions or comments, please email me directly at phil@invesco.com.

    All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.

Sincerely,

Philip Taylor

Senior Managing Director, Invesco Ltd.

4                         Invesco Real Estate Fund

Schedule of Investments(a)

August 31, 2018

(Unaudited)

	Shares	Value
Common Stocks & Other Equity Interests–97.20%
Apartments–11.93%
American Campus Communities, Inc.	465,524	$19,519,421
AvalonBay Communities, Inc.	320,609	58,764,423
Education Realty Trust, Inc.	133,272	5,514,795
Equity Residential	552,401	37,425,168
Essex Property Trust, Inc.	94,381	23,244,153
Mid-America Apartment Communities, Inc.	324,496	33,604,806
		178,072,766

Data Centres–7.84%
CyrusOne Inc.	304,822	20,410,881
Digital Realty Trust, Inc.	101,228	12,580,616
Equinix, Inc.	176,029	76,771,528
QTS Realty Trust, Inc.–Class A	158,098	7,229,821
		116,992,846

Diversified–2.10%
BGP Holdings PLC (Malta) (Acquired 08/06/2009; Cost $0)(b)(c)(d)	3,547,941	0
Forest City Realty Trust, Inc.–Class A	335,529	8,438,554
Washington REIT	724,801	22,874,720
		31,313,274

Freestanding–2.68%
National Retail Properties, Inc.	399,403	18,408,484
Realty Income Corp.	368,207	21,565,884
		39,974,368

Health Care–6.58%
HCP, Inc.	379,846	10,267,237
Healthcare Realty Trust, Inc.	1,068,287	33,074,166
National Health Investors, Inc.	178,473	14,143,985
Ventas, Inc.	326,776	19,564,079
Welltower Inc.	316,100	21,087,031
		98,136,498

Industrial/Office: Industrial–7.27%
Cabot Industrial Value Fund II LP (Acquired 11/10/2005-05/12/2009; Cost $20,133)(b)(c)(d)(e)	6,533	36,517
Duke Realty Corp.	309,236	8,810,134
EastGroup Properties, Inc.	73,777	7,176,289
Exeter Industrial Value Fund LP (Acquired 11/06/2007-04/18/2011; Cost $3,554,748)(b)(c)(d)(e)	4,185,000	307,361
Liberty Property Trust	365,263	15,980,256
Prologis, Inc.	1,132,707	76,095,256
		108,405,813

Industrial/Office: Office–11.68%
Alexandria Real Estate Equities, Inc.	223,730	28,715,746
Boston Properties, Inc.	374,701	48,879,745
BRCP Realty II LP (Acquired 10/02/2006-04/04/2011; Cost $3,930,551)(b)(c)(d)(e)	4,646,429	40,681

	Shares	Value
Industrial/Office: Office–(continued)
Corporate Office Properties Trust	302,094	$9,298,453
Cousins Properties, Inc.	881,303	8,240,183
Empire State Realty Trust Inc.–Class A	587,214	10,329,094
Hudson Pacific Properties Inc.	750,795	25,406,903
Kilroy Realty Corp.	282,718	20,677,995
SL Green Realty Corp.	216,883	22,642,585
		174,231,385

Infrastructure–15.28%
American Tower Corp.–Class A	737,379	109,957,956
Crown Castle International Corp.	856,620	97,680,379
SBA Communications Corp.–Class A(d)	131,356	20,390,392
		228,028,727

Lodging-Resorts–5.83%
Hilton Worldwide Holdings Inc.	248,234	19,267,923
Host Hotels & Resorts Inc.	548,610	11,811,573
Park Hotels & Resorts Inc.	863,781	28,893,474
Pebblebrook Hotel Trust	197,968	7,643,545
Sunstone Hotel Investors, Inc.	1,153,733	19,359,640
		86,976,155

Manufactured Homes–2.48%
Equity LifeStyle Properties, Inc.	179,228	17,363,609
Sun Communities, Inc.	191,024	19,709,856
		37,073,465

Regional Malls–6.29%
Macerich Co. (The)	344,375	20,228,587
Simon Property Group, Inc.	402,287	73,630,590
		93,859,177

Self Storage Facilities–5.18%
Extra Space Storage Inc.	264,345	24,375,253
Public Storage	248,602	52,847,813
		77,223,066

Shopping Centers–3.93%
Federal Realty Investment Trust	154,066	20,122,560
Regency Centers Corp.	149,561	9,875,513
Retail Opportunity Investments Corp.	1,454,052	28,702,987
		58,701,060

Single Family Homes–2.76%
American Homes 4 Rent–Class A	517,433	12,004,446
Invitation Homes Inc.	1,251,344	29,243,909
		41,248,355

Timber REITs–5.37%
PotlatchDeltic Corp.	419,626	20,267,936
Rayonier Inc.	136,743	4,762,759
Weyerhaeuser Co.	1,586,678	55,073,593
		80,104,288
Total Common Stocks & Other Equity Interests (Cost $1,105,196,545)		1,450,341,243

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

5                         Invesco Real Estate Fund

	Shares	Value
Money Market Funds–4.05%
Invesco Government & Agency Portfolio–Institutional Class, 1.85%(f)	21,177,334	$21,177,334
Invesco Liquid Assets Portfolio–Institutional Class, 2.07%(f)	15,121,487	15,127,536
Invesco Treasury Portfolio–Institutional Class, 1.85%(f)	24,202,668	24,202,668
Total Money Market Funds (Cost $60,506,175)		60,507,538
TOTAL INVESTMENTS IN SECURITIES–101.25% (Cost $1,165,702,720)		1,510,848,781
OTHER ASSETS LESS LIABILITIES–(1.25)%		(18,702,335)
NET ASSETS–100.00%		$1,492,146,446

Investment Abbreviations:

REIT	– Real Estate Investment Trust

Notes to Schedule of Investments:

(a)

Property type classifications used in this report are generally according to FSTE National Association of Real Estate Investment Trusts ("NAREIT") Equity REITs Index, which is exclusively owned by NAREIT.

(b)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at August 31, 2018 was $384,559, which represented less than 1% of the Fund’s Net Assets.

(c)	Security valued using significant unobservable inputs (Level 3). See Note 3.
(d)	Non-income producing security.
(e)	The Fund has a remaining commitment to purchase additional interests, which are subject to the terms of the limited partnership agreements for the following securities:

Security	Remaining Commitment	Percent Ownership
Exeter Industrial Value Fund LP	$315,000	1.26%
Cabot Industrial Value Fund II LP	233,500	0.80
BRCP Realty II LP	176,786	0.73

(f)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of August 31, 2018.

Portfolio Composition

By property type, based on Net Assets

as of August 31, 2018

Infrastructure	15.3%
Apartments	11.9
Industrial/Office: Office	11.7
Data Centres	7.8
Industrial/Office: Industrial	7.3
Health Care	6.6
Regional Malls	6.3
Lodging-Resorts	5.8
Timber REITs	5.4
Self Storage Facilities	5.2
Shopping Centers	3.9
Freestanding	2.7
Single Family Homes	2.7
Manufactured Homes	2.5
Diversified	2.1
Money Market Funds Plus Other Assets Less Liabilities	2.8

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

6                         Invesco Real Estate Fund

Statement of Assets and Liabilities

August 31, 2018

(Unaudited)

Assets:
Investments in securities, at value (Cost $1,105,196,545)	$1,450,341,243
Investments in affiliated money market funds, at value (Cost $60,506,175)	60,507,538
Foreign currencies, at value (Cost $223)	217
Receivable for:
Investments sold	5,333,194
Fund shares sold	815,857
Dividends	817,919
Investment for trustee deferred compensation and retirement plans	351,774
Other assets	66,155
Total assets	1,518,233,897

Liabilities:
Payable for:
Investments purchased	5,815,131
Fund shares reacquired	2,686,224
Amount due custodian	16,170,947
Accrued fees to affiliates	890,372
Accrued trustees’ and officers’ fees and benefits	5,522
Accrued other operating expenses	127,953
Trustee deferred compensation and retirement plans	391,302
Total liabilities	26,087,451
Net assets applicable to shares outstanding	$1,492,146,446

Net assets consist of:
Shares of beneficial interest	$1,080,411,573
Undistributed net investment income	14,322,867
Undistributed net realized gain	52,265,952
Net unrealized appreciation	345,146,054
$1,492,146,446

Net Assets:
Class A	$682,801,415
Class C	$76,609,239
Class R	$75,291,584
Class Y	$199,004,899
Investor Class	$33,402,577
Class R5	$269,332,620
Class R6	$155,704,112

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	31,238,335
Class C	3,527,612
Class R	3,440,839
Class Y	9,105,623
Investor Class	1,532,308
Class R5	12,326,477
Class R6	7,127,504
Class A:
Net asset value per share	$21.86
Maximum offering price per share
(Net asset value of $21.86 ÷ 94.50%)	$23.13
Class C:
Net asset value and offering price per share	$21.72
Class R:
Net asset value and offering price per share	$21.88
Class Y:
Net asset value and offering price per share	$21.86
Investor Class:
Net asset value and offering price per share	$21.80
Class R5:
Net asset value and offering price per share	$21.85
Class R6:
Net asset value and offering price per share	$21.85

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

7                         Invesco Real Estate Fund

Statement of Operations

For the six months ended August 31, 2018

(Unaudited)

Investment income:
Dividends	$26,255,602
Dividends from affiliated money market funds	171,429
Total investment income	26,427,031

Expenses:
Advisory fees	5,367,924
Administrative services fees	183,780
Custodian fees	17,537
Distribution fees:
Class A	851,058
Class C	390,063
Class R	189,169
Investor Class	40,432
Transfer agent fees — A, C, R, Y and Investor	1,259,049
Transfer agent fees — R5	134,778
Transfer agent fees — R6	9,599
Trustees’ and officers’ fees and benefits	18,659
Registration and filing fees	64,131
Reports to shareholders	64,381
Professional services fees	30,465
Other	21,845
Total expenses	8,642,870
Less: Fees waived and expense offset arrangement(s)	(13,847)
Net expenses	8,629,023
Net investment income	17,798,008

Realized and unrealized gain (loss) from:
Net realized gain from:
Investment securities	44,264,549
Change in net unrealized appreciation (depreciation) of:
Investment securities	126,855,617
Foreign currencies	(15)
126,855,602
Net realized and unrealized gain	171,120,151
Net increase in net assets resulting from operations	$188,918,159

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8                         Invesco Real Estate Fund

Statement of Changes in Net Assets

For the six months ended August 31, 2018 and the year ended February 28, 2018

(Unaudited)

	August 31, 2018	February 28, 2018
Operations:
Net investment income	$17,798,008	$24,389,226
Net realized gain	44,264,549	79,859,894
Change in net unrealized appreciation (depreciation)	126,855,602	(180,744,477)
Net increase (decrease) in net assets resulting from operations	188,918,159	(76,495,357)

Distributions to shareholders from net investment income:
Class A	(4,333,011)	(9,241,944)
Class B	—	(12,529)
Class C	(211,248)	(400,853)
Class R	(391,877)	(828,290)
Class Y	(1,445,160)	(3,226,225)
Investor Class	(217,870)	(451,418)
Class R5	(2,251,590)	(4,918,783)
Class R6	(1,160,929)	(1,772,365)
Total distributions from net investment income	(10,011,685)	(20,852,407)

Distributions to shareholders from net realized gains:
Class A	—	(35,136,725)
Class B	—	(84,989)
Class C	—	(4,205,725)
Class R	—	(3,990,534)
Class Y	—	(10,595,270)
Investor Class	—	(1,729,770)
Class R5	—	(13,974,799)
Class R6	—	(5,335,878)
Total distributions from net realized gains	—	(75,053,690)

Share transactions–net:
Class A	(59,594,950)	(181,003,795)
Class B	—	(3,847,840)
Class C	(9,717,425)	(30,523,346)
Class R	(8,321,688)	(18,540,642)
Class Y	(15,718,551)	13,484,810
Investor Class	(3,524,674)	(5,076,957)
Class R5	(22,281,088)	(55,431,974)
Class R6	38,220,440	2,235,362
Net increase (decrease) in net assets resulting from share transactions	(80,937,936)	(278,704,382)
Net increase (decrease) in net assets	97,968,538	(451,105,836)

Net assets:
Beginning of period	1,394,177,908	1,845,283,744
End of period (includes undistributed net investment income of $14,322,867 and $6,536,544, respectively)	$1,492,146,446	$1,394,177,908

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9                         Invesco Real Estate Fund

Notes to Financial Statements

August 31, 2018

(Unaudited)

NOTE 1—Significant Accounting Policies

Invesco Real Estate Fund (the “Fund”), is a series portfolio of AIM Investment Securities Funds (Invesco Investment Securities Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is total return through growth of capital and current income.

The Fund currently consists of seven different classes of shares: Class A, Class C, Class R, Class Y, Investor Class, Class R5 and Class R6. Class Y and Investor Class shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Investor Class, Class R5 and Class R6 shares are sold at net asset value.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services — Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

10                         Invesco Real Estate Fund

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

The Fund recharacterizes distributions received from REIT investments based on information provided by the REIT into the following categories: ordinary income, long-term and short-term capital gains, and return of capital. If information is not available on a timely basis from the REIT, the recharacterization will be based on available information which may include the previous year’s allocation. If new or additional information becomes available from the REIT at a later date, a recharacterization will be made in the following year. The Fund records as dividend income the amount recharacterized as ordinary income and as realized gain the amount recharacterized as capital gain in the Statement of Operations, and the amount recharacterized as return of capital as a reduction of the cost of the related investment. These recharacterizations are reflected in the accompanying financial statements.

C.

Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions — Distributions from net investment income, if any, are declared and paid quarterly and are recorded on the ex-dividend date. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in

11                         Invesco Real Estate Fund

foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

J.

Forward Foreign Currency Contracts — The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

K.

Other Risks — The Fund’s investments are concentrated in a comparatively narrow segment of the economy. Consequently, the Fund may tend to be more volatile than other mutual funds, and the value of the Fund’s investments may tend to rise and fall more rapidly.

Because the Fund concentrates its assets in the real estate industry, an investment in the Fund will be closely linked to the performance of the real estate markets. Property values may fall due to increasing vacancies or declining rents resulting from economic, legal, cultural or technological developments.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $250 million	0.75%
Next $250 million	0.74%
Next $500 million	0.73%
Next $1.5 billion	0.72%
Next $2.5 billion	0.71%
Next $2.5 billion	0.70%
Next $2.5 billion	0.69%
Over $10 billion	0.68%

For the six months ended August 31, 2018, the effective advisory fees incurred by the Fund was 0.73%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2019, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Investor Class, Class R5 and Class R6 shares to 2.00%, 2.75%, 2.25%, 1.75%, 2.00%, 1.75% and 1.75%, respectively, of average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2019. During its term, the fee waiver agreement

12                         Invesco Real Estate Fund

cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under these expense limits.

Further, the Adviser has contractually agreed, through at least June 30, 2020, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the six months ended August 31, 2018, the Adviser waived advisory fees of $8,161.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended August 31, 2018, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the six months ended August 31, 2018, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Investor Class, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C, Class R and Investor Class shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. The Fund, pursuant to the Investor Class Plan, reimburses IDI for its allocated share of expenses incurred pursuant to the Investor Class Plan for the period, up to a maximum annual rate of 0.25% of the average daily net assets of Investor Class shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the six months ended August 31, 2018, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the six months ended August 31, 2018, IDI advised the Fund that IDI retained $17,597 in front-end sales commissions from the sale of Class A shares and $1,037 and $1,217 from Class A and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —

Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 —

Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of August 31, 2018. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The Fund’s policy is to recognize transfers in and out of the valuation levels as of the end of the reporting period. During the six months ended August 31, 2018, there were no material transfers between valuation levels.

	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stocks & Other Equity Interests	$1,449,956,684	$—	$384,559	$1,450,341,243
Money Market Funds	60,507,538	—	—	60,507,538
Total Investments	$1,510,464,222	$—	$384,559	$1,510,848,781

13                         Invesco Real Estate Fund

NOTE 4—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the six months ended August 31, 2018, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $5,686.

NOTE 5—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 6—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 7—Tax Information

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be reported at the Fund’s fiscal year-end.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund did not have a capital loss carryforward as of February 28, 2018.

NOTE 8—Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the six months ended August 31, 2018 was $402,502,417 and $507,286,805, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$347,307,662
Aggregate unrealized (depreciation) of investments	(10,969,568)
Net unrealized appreciation of investments	$336,338,094

Cost of investments for tax purposes is $1,174,510,687.

14                         Invesco Real Estate Fund

NOTE 9—Share Information

	Summary of Share Activity
	Six months ended August 31, 2018(a)		Year ended February 28, 2018
	Shares	Amount	Shares	Amount
Sold:
Class A	2,269,826	$46,506,152	4,650,329	$99,163,083
Class B(b)	—	—	1,777	38,280
Class C	187,526	3,777,276	244,072	5,169,149
Class R	246,943	5,072,755	558,728	11,930,006
Class Y	1,425,990	29,545,809	5,326,875	113,662,439
Investor Class	46,430	950,529	98,383	2,088,339
Class R5	1,181,468	24,269,820	3,142,904	67,143,659
Class R6	2,612,915	52,880,449	2,845,498	61,093,082

Issued as reinvestment of dividends:
Class A	198,627	4,034,173	1,966,006	42,031,578
Class B(b)	—	—	4,253	90,828
Class C	9,615	194,969	203,023	4,314,353
Class R	19,253	391,853	225,141	4,818,805
Class Y	50,944	1,033,105	502,135	10,728,167
Investor Class	10,252	207,617	98,568	2,102,260
Class R5	110,605	2,244,607	877,356	18,740,681
Class R6	55,262	1,124,712	323,543	6,907,768

Conversion of Class B shares to Class A shares:(c)
Class A	—	—	111,560	2,309,292
Class B	—	—	(110,096)	(2,309,292)

Reacquired:
Class A	(5,356,350)	(110,135,275)	(15,228,717)	(324,507,748)
Class B(b)	—	—	(77,267)	(1,667,656)
Class C	(669,771)	(13,689,670)	(1,892,081)	(40,006,848)
Class R	(669,429)	(13,786,296)	(1,654,000)	(35,289,453)
Class Y	(2,267,267)	(46,297,465)	(5,239,250)	(110,905,796)
Investor Class	(229,656)	(4,682,820)	(436,168)	(9,267,556)
Class R5	(2,352,304)	(48,795,515)	(6,608,281)	(141,316,314)
Class R6	(763,214)	(15,784,721)	(3,082,443)	(65,765,488)
Net increase (decrease) in share activity	(3,882,335)	$(80,937,936)	(13,148,152)	$(278,704,382)

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 15% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

(b)	Class B shares activity for the period March 1, 2017 through January 26, 2018 (date of conversion).
(c)	Effective as of the close of business January 26, 2018, all outstanding Class B shares were converted to Class A shares.

15                         Invesco Real Estate Fund

NOTE 10—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)		Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover(c)
Class A
Six months ended 08/31/18	$19.32	$0.24	$2.43	$2.67	$(0.13)	$—	$(0.13)	$21.86	13.88%		$682,801	1.27	%(d)	1.27	%(d)	2.33	%(d)	28%
Year ended 02/28/18	21.64	0.30	(1.35)	(1.05)	(0.25)	(1.02)	(1.27)	19.32	(5.38)		659,464	1.27		1.27		1.38		44
Year ended 02/28/17	21.76	0.31	2.97	3.28	(0.41)	(2.99)	(3.40)	21.64	15.74		922,255	1.24		1.24		1.31		52
Year ended 02/29/16	27.02	0.39	(1.75)	(1.36)	(0.29)	(3.61)	(3.90)	21.76	(5.26)		1,043,135	1.25		1.25		1.57		80
Year ended 02/28/15	23.34	0.26	4.69	4.95	(0.21)	(1.06)	(1.27)	27.02	21.53		1,363,062	1.24		1.24		1.03		23
Year ended 02/28/14	25.21	0.23	1.02	1.25	(0.27)	(2.85)	(3.12)	23.34	6.15		1,229,818	1.25		1.25		0.94		50
Class C
Six months ended 08/31/18	19.20	0.16	2.42	2.58	(0.06)	—	(0.06)	21.72	13.43		76,609	2.02	(d)	2.02	(d)	1.58	(d)	28
Year ended 02/28/18	21.50	0.14	(1.34)	(1.20)	(0.08)	(1.02)	(1.10)	19.20	(6.04)		76,811	2.02		2.02		0.63		44
Year ended 02/28/17	21.64	0.13	2.95	3.08	(0.23)	(2.99)	(3.22)	21.50	14.84		117,090	1.99		1.99		0.56		52
Year ended 02/29/16	26.89	0.21	(1.76)	(1.55)	(0.09)	(3.61)	(3.70)	21.64	(5.98)		126,592	2.00		2.00		0.82		80
Year ended 02/28/15	23.25	0.07	4.67	4.74	(0.04)	(1.06)	(1.10)	26.89	20.60		165,146	1.99		1.99		0.28		23
Year ended 02/28/14	25.11	0.05	1.02	1.07	(0.08)	(2.85)	(2.93)	23.25	5.37		137,528	2.00		2.00		0.19		50
Class R
Six months ended 08/31/18	19.35	0.22	2.42	2.64	(0.11)	—	(0.11)	21.88	13.66		75,292	1.52	(d)	1.52	(d)	2.08	(d)	28
Year ended 02/28/18	21.66	0.24	(1.34)	(1.10)	(0.19)	(1.02)	(1.21)	19.35	(5.56)		74,367	1.52		1.52		1.13		44
Year ended 02/28/17	21.78	0.25	2.97	3.22	(0.35)	(2.99)	(3.34)	21.66	15.43		102,102	1.49		1.49		1.06		52
Year ended 02/29/16	27.04	0.33	(1.76)	(1.43)	(0.22)	(3.61)	(3.83)	21.78	(5.50)		103,196	1.50		1.50		1.32		80
Year ended 02/28/15	23.35	0.20	4.70	4.90	(0.15)	(1.06)	(1.21)	27.04	21.25		145,832	1.49		1.49		0.78		23
Year ended 02/28/14	25.22	0.17	1.01	1.18	(0.20)	(2.85)	(3.05)	23.35	5.85		125,586	1.50		1.50		0.69		50
Class Y
Six months ended 08/31/18	19.32	0.27	2.43	2.70	(0.16)	—	(0.16)	21.86	14.02		199,005	1.02	(d)	1.02	(d)	2.58	(d)	28
Year ended 02/28/18	21.63	0.35	(1.34)	(0.99)	(0.30)	(1.02)	(1.32)	19.32	(5.09)		191,203	1.02		1.02		1.63		44
Year ended 02/28/17	21.76	0.37	2.96	3.33	(0.47)	(2.99)	(3.46)	21.63	15.98		201,330	0.99		0.99		1.56		52
Year ended 02/29/16	27.02	0.46	(1.75)	(1.29)	(0.36)	(3.61)	(3.97)	21.76	(5.02)		171,879	1.00		1.00		1.82		80
Year ended 02/28/15	23.34	0.33	4.69	5.02	(0.28)	(1.06)	(1.34)	27.02	21.83		224,733	0.99		0.99		1.28		23
Year ended 02/28/14	25.21	0.30	1.01	1.31	(0.33)	(2.85)	(3.18)	23.34	6.40		138,173	1.00		1.00		1.19		50
Investor Class
Six months ended 08/31/18	19.27	0.24	2.42	2.66	(0.13)	—	(0.13)	21.80	13.88	(e)	33,403	1.27	(d)(e)	1.27	(d)(e)	2.33	(d)(e)	28
Year ended 02/28/18	21.58	0.30	(1.34)	(1.04)	(0.25)	(1.02)	(1.27)	19.27	(5.33	)(e)	32,868	1.23	(e)	1.23	(e)	1.42	(e)	44
Year ended 02/28/17	21.71	0.31	2.96	3.27	(0.41)	(2.99)	(3.40)	21.58	15.73	(e)	41,961	1.23	(e)	1.23	(e)	1.32	(e)	52
Year ended 02/29/16	26.97	0.39	(1.75)	(1.36)	(0.29)	(3.61)	(3.90)	21.71	(5.27)		43,435	1.25		1.25		1.57		80
Year ended 02/28/15	23.30	0.26	4.68	4.94	(0.21)	(1.06)	(1.27)	26.97	21.52		73,852	1.24		1.24		1.03		23
Year ended 02/28/14	25.17	0.23	1.02	1.25	(0.27)	(2.85)	(3.12)	23.30	6.14		52,055	1.25		1.25		0.94		50
Class R5
Six months ended 08/31/18	19.32	0.28	2.42	2.70	(0.17)	—	(0.17)	21.85	14.05		269,333	0.89	(d)	0.89	(d)	2.71	(d)	28
Year ended 02/28/18	21.63	0.38	(1.34)	(0.96)	(0.33)	(1.02)	(1.35)	19.32	(4.96)		258,599	0.89		0.89		1.76		44
Year ended 02/28/17	21.76	0.39	2.96	3.35	(0.49)	(2.99)	(3.48)	21.63	16.12		345,558	0.89		0.89		1.66		52
Year ended 02/29/16	27.02	0.49	(1.75)	(1.26)	(0.39)	(3.61)	(4.00)	21.76	(4.89)		380,119	0.87		0.87		1.95		80
Year ended 02/28/15	23.35	0.36	4.68	5.04	(0.31)	(1.06)	(1.37)	27.02	21.94		465,368	0.87		0.87		1.40		23
Year ended 02/28/14	25.22	0.33	1.02	1.35	(0.37)	(2.85)	(3.22)	23.35	6.57		403,475	0.88		0.88		1.31		50
Class R6
Six months ended 08/31/18	19.31	0.29	2.43	2.72	(0.18)	—	(0.18)	21.85	14.16		155,704	0.80	(d)	0.80	(d)	2.80	(d)	28
Year ended 02/28/18	21.63	0.40	(1.35)	(0.95)	(0.35)	(1.02)	(1.37)	19.31	(4.93)		100,866	0.80		0.80		1.85		44
Year ended 02/28/17	21.75	0.41	2.97	3.38	(0.51)	(2.99)	(3.50)	21.63	16.28		111,069	0.80		0.80		1.75		52
Year ended 02/29/16	27.02	0.51	(1.76)	(1.25)	(0.41)	(3.61)	(4.02)	21.75	(4.85)		99,691	0.78		0.78		2.04		80
Year ended 02/28/15	23.34	0.39	4.68	5.07	(0.33)	(1.06)	(1.39)	27.02	22.10		107,792	0.78		0.78		1.49		23
Year ended 02/28/14	25.22	0.35	1.01	1.36	(0.39)	(2.85)	(3.24)	23.34	6.61		24,815	0.79		0.79		1.40		50

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)

Ratios are annualized and based on average daily net assets (000’s omitted) of $675,241, $77,377, $75,051, $190,247, $32,966, $267,571 and $136,176 for Class A, Class C, Class R, Class Y, Investor Class, Class R5 and Class R6 shares, respectively.

(e)

The total return, ratio of expenses to average net assets and ratio of net investment income to average net assets reflect actual 12b-1 fees of 0.24%, 0.21% and 0.24% for the six months ended August 31, 2018 and the years ended February 28, 2018 and February 28, 2017, respectively.

16                         Invesco Real Estate Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2018 through August 31, 2018.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Class	Beginning Account Value (03/01/18)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (08/31/18)[1]	Expenses Paid During Period[2]	Ending Account Value (08/31/18)	Expenses Paid During Period [2]
A	$1,000.00	$1,138.80	$6.85	$1,018.80	$6.46	1.27%
C	1,000.00	1,134.30	10.87	1,015.02	10.26	2.02
R	1,000.00	1,136.60	8.19	1,017.54	7.73	1.52
Y	1,000.00	1,140.20	5.50	1,020.06	5.19	1.02
Investor	1,000.00	1,138.20	6.84	1,018.80	6.46	1.27
R5	1,000.00	1,140.50	4.80	1,020.72	4.53	0.89
R6	1,000.00	1,141.60	4.32	1,021.17	4.08	0.80

[1]

The actual ending account value is based on the actual total return of the Fund for the period March 1, 2018 through August 31, 2018, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

17                         Invesco Real Estate Fund

Approval of Investment Advisory and Sub-Advisory Contracts

At meetings held on June 5-6, 2018, the Board of Trustees (the Board or the Trustees) of AIM Investment Securities Funds (Invesco Investment Securities Funds) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Invesco Real Estate Fund’s (the Fund) Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2018. After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.

The Board’s Evaluation Process

The Board’s Investments Committee has established three Sub-Committees, which meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). Over the course of each year, the Sub-Committees meet with portfolio managers for their assigned Invesco Funds and other members of management to review detailed information about investment performance and portfolio attributes of these funds. The Board took into account evaluations and reports that it received from the Investments Committee and Sub-Committees, as well as the information provided to such committees and the Board throughout the year, in considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts.

As part of the contract renewal process, the Board reviews and considers information provided in response to detailed requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees. The Board receives comparative investment performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and Broadridge Financial Solutions, Inc. (Broadridge), an independent mutual fund data provider. The Board also receives an independent written evaluation from the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel throughout the year, the independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and in prior years and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee. This information is current as of June 6, 2018.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s). The Board’s review included consideration of Invesco Advisers’ investment process oversight and structure, credit analysis and investment risk management. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds such as various back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance. The Board also reviewed and considered the benefits to shareholders of investing in a fund that is part of the Invesco family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in conducting an investment management business, as well as its commitment of financial and other resources to such business. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory.

B.	Fund Investment Performance

The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement as well as the sub-advisory contracts for the Fund, as Invesco Asset Management Limited currently manages assets of the Fund.

The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2017 to the performance of funds in the Broadridge performance universe and against the Lipper Real Estate Funds Index. The Board noted that performance of Class A shares of the Fund was in the first quintile of its performance universe for the one year period and the second quintile for the three and five year periods (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was above the performance of the Index for the one year period, and reasonably comparable to the performance of the Index for the three and five year periods. The Trustees also reviewed more recent Fund performance and this review did not change their conclusions.

C.	Advisory and Sub-Advisory Fees and Fund Expenses

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group. The Board noted that the contractual management fee rate for Class A shares of the Fund was below the median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain non-portfolio management

18                         Invesco Real Estate Fund

administrative services fees, but that Broadridge does not provide information on a fund by fund basis as to what is included. The Board also reviewed the methodology used by Broadridge in providing expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group. The Board also considered comparative information regarding the Fund’s total expense ratio and its various components.

The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

The Board also considered the fees charged by Invesco Advisers and the Affiliated Sub-Advisers to other similarly managed client accounts. The Board noted that Invesco Advisers or the Affiliated Sub-Advisers may charge lower fees to large institutional clients. Invesco Advisers reviewed with the Board differences in the scope of services it provides to the Invesco Funds relative to certain other types of client accounts, including management of cash flows as a result of redemptions and purchases, necessary infrastructure such as officers, office space, technology, legal and distribution, oversight of service providers, costs and business risks associated with launching new funds and sponsoring and maintaining the product line, preparation of annual registration statement updates and financial information and compliance with federal and state laws and regulations.

The Board also compared the Fund’s effective advisory fee rate (the advisory fee rate after advisory fee waivers and before other expense limitations/waivers) to the effective advisory fee rates of other similarly managed third-party mutual funds advised or sub-advised by Invesco Advisers and its affiliates, based on asset balances as of December 31, 2017.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board noted that Invesco Advisers retains overall responsibility for, and provides services to, sub-advised Invesco Funds, including oversight of the Affiliated Sub-Advisers as well as the additional services described herein other than day-to-day portfolio management.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund. The Board also considered that the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size. The Board noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services. The Board considered the methodology used for calculating profitability and noted the periodic review of such methodology by an independent consultant. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds and the Fund. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing services to the Fund to be excessive given the nature, extent and quality of the services provided. The Board received information from Invesco Advisers demonstrating that Invesco Advisers and the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing administrative, transfer agency and distribution services to the Fund. The Board considered comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; and that the services are required for the operation of the Fund.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements may result in the Fund bearing costs to purchase research that may be used by Invesco Advisers or the Affiliated Sub-Advisers with other clients and may reduce Invesco Advisers’ or the Affiliated Sub-Advisers’ expenses. The Board also considered that it receives periodic reports from Invesco representing that these arrangements are consistent with regulatory requirements. The Board did not deem the soft dollar arrangements to be inappropriate.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds with respect to certain investments in the affiliated money market funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the amount of advisory fees received by Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds is fair and reasonable.

The Board also considered that an affiliated broker may receive commissions for executing certain trades for the Fund. Invesco Advisers and the Affiliated Sub-Advisers may use the affiliated broker to, among other things, control order routing and minimize information leakage, and the Board was advised that such trades are executed in compliance with rules under the federal securities laws and consistent with best execution obligations.

19                         Invesco Real Estate Fund

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Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

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Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q (or any successor Form). The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q (or any successor Form) on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q (or any successor Form) may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-05686 and 033-39519	Invesco Distributors, Inc.	REA-SAR-1	10182018 1129

Semiannual Report to Shareholders	August 31, 2018

Invesco Short Duration Inflation Protected Fund

Nasdaq: A: LMTAX ∎ A2: SHTIX ∎ Y: LMTYX ∎ R5: ALMIX ∎ R6: SDPSX

2	Fund Performance

4	Letters to Shareholders

5	Schedule of Investments

6	Financial Statements

8	Notes to Financial Statements

13	Financial Highlights

14	Fund Expenses

15	Approval of Investment Advisory and Sub-Advisory Contracts

For the most current month-end Fund performance and commentary, please visit invesco.com/performance.

Unless otherwise noted, all data provided by Invesco.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Fund Performance

Performance summary

Fund vs. Indexes

Cumulative total returns,2/28/18 to 8/31/18, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	1.14%
Class A2 Shares	1.19
Class Y Shares	1.17
Class R5 Shares	1.27
Class R6 Shares	1.19
ICE BofAML 1-5 Year US Inflation-Linked Treasury Index▼	1.40
(Broad Market/Style-Specific Index)
Lipper Inflation Protected Bond Funds Index⬛ (Peer Group Index)	1.60
Source(s): ▼FactSet Research Systems Inc.; ⬛Lipper Inc.

The ICE BofAML 1-5 Year US Inflation-Linked Treasury Index is a subset of the ICE BofA Merrill Lynch US Inflation-Linked Treasury Index including all securities with a remaining term to final maturity less than five years.

    The Lipper Inflation Protected Bond Funds Index is an unmanaged index considered representative of inflation protected bond funds tracked by Lipper.

    The ICE BofA Merrill Lynch US Inflation-Linked Treasury Index tracks the performance of US dollar-denominated inflation-linked sovereign debt publicly issued by the US government in its domestic market, with at least $1 billion in outstanding face value and a remaining term to final maturity of greater than one year.

    CE Data Indices and its affiliates (ICE BofAML) indices and related information, the name “ICE BofAML” and related trademarks, are intellectual property licensed from ICE BofAML, and may not be copied, used or distributed without ICE BofAML’s prior written approval. The licensee’s products have not been passed on as to their legality or suitability, and are not regulated, issued, endorsed, sold, guaranteed or promoted by ICE BofAML. ICE BOFAML MAKES NO WARRANTIES AND BEARS NO LIABILITY WITH RESPECT TO THE INDICES, ANY RELATED INFORMATION, ITS TRADEMARKS, OR THE PRODUCT(S) (INCLUDING WITHOUT LIMITATION, THEIR QUALITY, ACCURACY, SUITABILITY AND/OR COMPLETENESS).

    A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

For more information about your Fund

Read the most recent quarterly commentary from your Fund’s portfolio managers by visiting invesco.com/us. Click on “Products” and select “Mutual Funds.” Use the “Product Finder” to locate your Fund; then click on its name to access its product detail page. There, you can learn more about your Fund’s investment strategies, holdings and performance.

    Also, visit blog.invesco.us.com, where many of Invesco’s investment professionals share their insights about market and economic news and trends.

2 Invesco Short Duration Inflation Protected Fund

Average Annual Total Returns

As of 8/31/18, including maximum applicable sales charges

Class A Shares
Inception (10/31/02)	1.21%
10 Years	0.49
5 Years	0.12
1 Year	-2.14

Class A2 Shares
Inception (12/15/87)	3.74%
10 Years	0.70
5 Years	0.49
1 Year	-0.56

Class Y Shares
10 Years	0.88%
5 Years	0.78
1 Year	0.53

Class R5 Shares
Inception (7/13/87)	3.99%
10 Years	0.92
5 Years	0.80
1 Year	0.63

Class R6 Shares
10 Years	0.83%
5 Years	0.77
1 Year	0.56

Class Y shares incepted on October 3, 2008. Performance shown prior to that date is that of Class A2 shares and includes the 12b-1 fees applicable to Class A2 shares.

    Class R6 shares incepted on December 31, 2015. Performance shown prior to that date is that of Class A2 shares and includes the 12b-1 fees applicable to Class A2 shares.

    The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

Average Annual Total Returns

As of 6/30/18, the most recent calendar quarter end, including maximum applicable sales charges

Class A Shares
Inception (10/31/02)	1.21%
10 Years	0.53
5 Years	0.08
1 Year	-1.87

Class A2 Shares
Inception (12/15/87)	3.75%
10 Years	0.75
5 Years	0.43
1 Year	-0.29

Class Y Shares
10 Years	0.93%
5 Years	0.72
1 Year	0.91

Class R5 Shares
Inception (7/13/87)	4.00%
10 Years	0.96
5 Years	0.74
1 Year	0.91

Class R6 Shares
10 Years	0.88%
5 Years	0.72
1 Year	0.94

    The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class A2, Class Y, Class R5 and Class R6 shares was 0.55%, 0.45%, 0.30%, 0.29% and 0.26%, respectively.1 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class A2, Class Y, Class R5 and Class R6 shares was 0.65%, 0.55%, 0.40%, 0.29% and 0.26%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Class A share performance reflects the maximum 2.50% sales charge. Class A2 share performance reflects the maximum 1.00% sales charge. Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

1

Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least June 30, 2019. See current prospectus for more information.

3                         Invesco Short Duration Inflation Protected Fund

Letters to Shareholders

Dear Fellow Shareholders:

As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment. This includes but is not limited to: ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can use to strive to meet your financial needs as your investment goals change over time; monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions; assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus; and monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

    We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper, Inc. (a subsidiary of Broadridge Financial Solutions, Inc.), an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

    As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

Dear Shareholders:

This semiannual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period.

    The investment professionals at Invesco invest with high conviction. This means that, no matter the asset class or the strategy, each investment team has a passion to exceed. We want to help investors achieve better outcomes, such as seeking higher returns, helping mitigate risk and generating income. Of course, investing with high conviction can’t guarantee a profit or ensure success; no investment strategy can. To learn more about how we invest with high conviction, visit invesco.com/HighConviction.

    Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. To do so, select “Log In” on the right side of the homepage, and then select “Register for Individual Account Access.”

    Finally, I’m pleased to share with you Invesco’s commitment to both the Principles for Responsible Investment and to considering environmental, social and governance issues in our robust investment process. I invite you to learn more at invesco.com/esg.

    For questions about your account, contact an Invesco client services representative at 800 959 4246. For Invesco-related questions or comments, please email me directly at phil@invesco.com.

    All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.

Sincerely,

Philip Taylor

Senior Managing Director, Invesco Ltd.

4 Invesco Short Duration Inflation Protected Fund

Schedule of Investments

August 31, 2018

(Unaudited)

	Interest Rate	Maturity Date	Principal Amount (000)	Value
U.S. Treasury Securities–99.86%
U.S. Treasury Inflation — Indexed Notes–99.86%(a)
U.S. Treasury Inflation — Indexed Notes	1.38%	01/15/2020	$33,281	$33,538,856
U.S. Treasury Inflation — Indexed Notes	0.13%	04/15/2020	81,690	80,642,567
U.S. Treasury Inflation — Indexed Notes	1.25%	07/15/2020	56,362	57,066,892
U.S. Treasury Inflation — Indexed Notes	1.13%	01/15/2021	63,995	64,526,615
U.S. Treasury Inflation — Indexed Notes	0.13%	04/15/2021	72,505	71,166,088
U.S. Treasury Inflation — Indexed Notes	0.63%	07/15/2021	60,553	60,560,730
U.S. Treasury Inflation — Indexed Notes	0.13%	01/15/2022	69,302	67,855,074
U.S. Treasury Inflation — Indexed Notes	0.13%	04/15/2022	69,812	68,137,504
U.S. Treasury Inflation — Indexed Notes	0.13%	07/15/2022	68,060	66,728,768
U.S. Treasury Inflation — Indexed Notes	0.13%	01/15/2023	67,835	66,076,172
U.S. Treasury Inflation — Indexed Notes	0.63%	04/15/2023	27,541	27,383,929
U.S. Treasury Inflation — Indexed Notes	0.38%	07/15/2023	67,295	66,428,327
TOTAL INVESTMENTS IN SECURITIES–99.86% (Cost $746,302,856)				730,111,522
OTHER ASSETS LESS LIABILITIES–0.14%				1,039,886
NET ASSETS–100.00%				$731,151,408

Notes to Schedule of Investments:

(a)	Principal amount of security and interest payments are adjusted for inflation. See Note 1H.

Portfolio Composition

By U.S. Treasuries

as of August 31, 2018

Maturity Date	Coupon Rate	% of Total Net Assets
1/15/2020	1.38%	4.59%
4/15/2020	0.13	11.03
7/15/2020	1.25	7.80
1/15/2021	1.13	8.83
4/15/2021	0.13	9.73
7/15/2021	0.63	8.28
1/15/2022	0.13	9.28
4/15/2022	0.13	9.32
7/15/2022	0.13	9.13
1/15/2023	0.13	9.04
4/15/2023	0.63	3.74
7/15/2023	0.38	9.09
Other Assets Less Liabilities		0.14

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

5                         Invesco Short Duration Inflation Protected Fund

Statement of Assets and Liabilities

August 31, 2018

(Unaudited)

Assets:
Investments in securities, at value (Cost $746,302,856)	$730,111,522
Cash	39,264
Receivable for:
Fund shares sold	704,188
Interest	532,768
Investment for trustee deferred compensation and retirement plans	113,030
Other assets	50,397
Total assets	731,551,169

Liabilities:
Payable for:
Fund shares reacquired	107,894
Accrued fees to affiliates	28,837
Accrued trustees’ and officers’ fees and benefits	4,371
Accrued other operating expenses	135,746
Trustee deferred compensation and retirement plans	122,913
Total liabilities	399,761
Net assets applicable to shares outstanding	$731,151,408

Net assets consist of:
Shares of beneficial interest	$751,364,799
Undistributed net investment income	9,558,807
Undistributed net realized gain (loss)	(13,580,864)
Net unrealized appreciation (depreciation)	(16,191,334)
$731,151,408

Net Assets:
Class A	$47,131,253
Class A2	$18,835,842
Class Y	$13,343,313
Class R5	$831,563
Class R6	$651,009,437

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	4,571,732
Class A2	1,825,088
Class Y	1,292,665
Class R5	80,517
Class R6	63,053,220
Class A:
Net asset value per share	$10.31
Maximum offering price per share
(Net asset value of $10.31 ÷ 97.50%)	$10.57
Class A2:
Net asset value per share	$10.32
Maximum offering price per share
(Net asset value of $10.32 ÷ 99.00%)	$10.42
Class Y:
Net asset value and offering price per share	$10.32
Class R5:
Net asset value and offering price per share	$10.33
Class R6:
Net asset value and offering price per share	$10.32

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

6                         Invesco Short Duration Inflation Protected Fund

Statement of Operations

For the six months ended August 31, 2018

(Unaudited)

Investment income:
Interest	$1,837,063
Treasury Inflation-Protected Securities inflation adjustments	17,105,198
Total investment income	18,942,261

Expenses:
Advisory fees	745,369
Administrative services fees	99,763
Custodian fees	3,149
Distribution fees:
Class A	58,714
Class A2	14,562
Transfer agent fees — A, A2, and Y	54,202
Transfer agent fees — R5	92
Transfer agent fees — R6	1,984
Trustees’ and officers’ fees and benefits	15,669
Registration and filing fees	45,307
Licensing fees	77,983
Reports to shareholders	12,149
Professional services fees	21,109
Other	13,529
Total expenses	1,163,581
Less: Expenses reimbursed and expense offset arrangement(s)	(40,543)
Net expenses	1,123,038
Net investment income	17,819,223

Realized and unrealized gain (loss) from:
Net realized gain (loss) from investment securities	(6,352,571)
Change in net unrealized appreciation (depreciation) of investment securities	(1,902,130)
Net realized and unrealized gain (loss)	(8,254,701)
Net increase in net assets resulting from operations	$9,564,522

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

7                         Invesco Short Duration Inflation Protected Fund

Statement of Changes in Net Assets

For the six months ended August 31, 2018 and the year ended February 28, 2018

(Unaudited)

	August 31, 2018	February 28, 2018
Operations:
Net investment income	$17,819,223	$18,482,033
Net realized gain (loss)	(6,352,571)	(6,441,494)
Change in net unrealized appreciation (depreciation)	(1,902,130)	(16,248,513)
Net increase (decrease) in net assets resulting from operations	9,564,522	(4,207,974)

Distributions to shareholders from net investment income:
Class A	(431,981)	(1,013,858)
Class A2	(191,180)	(414,164)
Class Y	(138,270)	(262,546)
Class R5	(8,157)	(19,635)
Class R6	(7,700,147)	(15,777,947)
Total distributions from net investment income	(8,469,735)	(17,488,150)

Share transactions–net:
Class A	1,449,379	7,097,511
Class A2	(1,022,060)	(1,853,586)
Class Y	549,779	3,451,831
Class R5	107,007	(35,968)
Class R6	(59,365,557)	9,858,563
Net increase (decrease) in net assets resulting from share transactions	(58,281,452)	18,518,351
Net increase (decrease) in net assets	(57,186,665)	(3,177,773)

Net assets:
Beginning of period	788,338,073	791,515,846
End of period (includes undistributed net investment income of $9,558,807 and $209,319, respectively)	$731,151,408	$788,338,073

Notes to Financial Statements

August 31, 2018

(Unaudited)

NOTE 1—Significant Accounting Policies

Invesco Short Duration Inflation Protected Fund (the “Fund”), is a series portfolio of AIM Investment Securities Funds (Invesco Investment Securities Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is to provide protection from the negative effects of unanticipated inflation.

The Fund currently consists of five different classes of shares: Class A, Class A2, Class Y, Class R5 and Class R6. Class A and Class A2 shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class Y, Class R5 and Class R6 shares are sold at net asset value.

As of the close of business on October 30, 2002, Class A2 shares are closed to new investors.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services — Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

Securities are fair valued using an evaluated quote provided by an independent pricing service approved by the Board of Trustees. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices and may reflect appropriate factors such as institution-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and principal payments.

8                         Invesco Short Duration Inflation Protected Fund

Securities for which market quotations either are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Some of the factors which may be considered in determining fair value are fundamental analytical data relating to the investment; the nature and duration of any restrictions on transferability or disposition; trading in similar securities by the same issuer or comparable companies; relevant political, economic or issuer specific news; and other relevant factors under the circumstances.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Bond premiums and discounts are amortized and/or accreted over the lives of the respective securities. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.

C.

Distributions — Distributions from net investment income, if any, are declared and paid quarterly and are recorded on the ex-dividend date. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date.

D.

Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

E.

Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

F.

Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

G.

Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

H.

Treasury Inflation-Protected Securities — The Fund may invest in Treasury Inflation-Protected Securities (“TIPS”). TIPS are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The principal value of TIPS will be adjusted upward or downward, and any increase or decrease in the principal amount of TIPS will be included as Treasury Inflation-Protected Securities inflation adjustments in the Statement of Operations, even though investors do not receive their principal until maturity.

9                         Invesco Short Duration Inflation Protected Fund

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $500 million	0.20%
Over $500 million	0.175%

For the six months ended August 31, 2018, the effective advisory fees incurred by the Fund was 0.19%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2019, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class A2, Class Y, Class R5 and Class R6 shares to 0.55%, 0.45%, 0.30%, 0.30% and 0.30%, respectively, of average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2019. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees. To the extent that the annualized expense ratio does not exceed the expense limits, the Adviser will retain its ability to be reimbursed for such fee waivers or reimbursements prior to the end of each fiscal year.

For the six months ended August 31, 2018, the Adviser reimbursed class level expenses of $23,780, $9,830 and $6,272 of Class A, Class A2 and Class Y shares, respectively.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended August 31, 2018, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the six months ended August 31, 2018, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with IDI to serve as the distributor for the Class A, Class A2, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A and Class A2 shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the average daily net assets of Class A shares and 0.15% of the Fund’s average daily net assets of Class A2 shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) also impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the six months ended August 31, 2018, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A and Class A2 shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the six months ended August 31, 2018, IDI advised the Fund that IDI retained $3,749 and $59 in front-end sales commissions from the sale of Class A and Class A2 shares, respectively. Also, $20,440 from Class A for CDSC was imposed upon redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —

Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

10                         Invesco Short Duration Inflation Protected Fund

Level 3 —

Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

As of August 31, 2018, all of the securities in this Fund were valued based on Level 2 inputs (see the Schedule of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The Fund’s policy is to recognize transfers in and out of the valuation levels as of the end of the reporting period. During the six months ended August 31, 2018, there were no material transfers between valuation levels.

NOTE 4—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the six months ended August 31, 2018, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $661.

NOTE 5—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 6—Cash Balances

The Fund may borrow for leveraging in an amount up to 5% of the Fund’s total assets (excluding the amount borrowed) at the time the borrowing is made. In doing so, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with The Bank of New York Mellon, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. The Fund may not purchase additional securities when any borrowings from banks exceed 5% of the Fund’s total assets.

NOTE 7—Tax Information

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be reported at the Fund’s fiscal year-end.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund had a capital loss carryforward as of February 28, 2018, as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
Not subject to expiration	$1,714,503	$4,425,513	$6,140,016

*

Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

11                         Invesco Short Duration Inflation Protected Fund

NOTE 8—Investment Transactions

The aggregate amount of long-term U.S. government obligations purchased and sold by the Fund during the six months ended August 31, 2018 was $166,909,212 and $233,163,963, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$333,959
Aggregate unrealized (depreciation) of investments	(17,633,411)
Net unrealized appreciation (depreciation) of investments	$(17,299,452)

Cost of investments for tax purposes is $747,410,974.

NOTE 9—Share Information

	Summary of Share Activity
	Six months ended August 31, 2018(a)		Year ended February 28, 2018
	Shares	Amount	Shares	Amount
Sold:
Class A	1,718,962	$17,691,515	6,133,062	$64,575,713
Class A2	11,758	121,138	51,010	535,997
Class Y	550,662	5,680,689	977,734	10,268,470
Class R5	10,651	109,931	18,577	195,681
Class R6	1,642,350	16,925,462	6,393,617	67,119,922

Issued as reinvestment of dividends:
Class A	38,168	391,915	90,719	942,546
Class A2	16,372	168,205	34,734	361,282
Class Y	12,026	123,571	24,112	250,800
Class R5	131	1,347	560	5,826
Class R6	749,432	7,699,585	1,516,248	15,777,725

Reacquired:
Class A	(1,616,197)	(16,634,051)	(5,571,823)	(58,420,748)
Class A2	(127,206)	(1,311,403)	(262,098)	(2,750,865)
Class Y	(509,824)	(5,254,481)	(673,842)	(7,067,439)
Class R5	(414)	(4,271)	(22,864)	(237,475)
Class R6	(8,159,251)	(83,990,604)	(6,974,112)	(73,039,084)
Net increase (decrease) in share activity	(5,662,380)	$(58,281,452)	1,735,634	$18,518,351

(a)

There is an entity that is a record owner of more than 5% of the outstanding shares of the Fund and owns 83% of the outstanding shares of the Fund. IDI has an agreement with this entity to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to this entity, which is considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by this entity are also owned beneficially.

12                         Invesco Short Duration Inflation Protected Fund

NOTE 10—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Return of capital	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income (loss) to average net assets		Portfolio turnover(c)
Class A
Six months ended 08/31/18	$10.29	$0.24	$(0.12)	$0.12	$(0.10)	$—	$—	$(0.10)	$10.31	1.14%	$47,131	0.55	%(d)	0.65	%(d)	4.31	%(d)	22%
Year ended 02/28/18	10.58	0.20	(0.29)	(0.09)	(0.20)	—	—	(0.20)	10.29	(0.86)	45,609	0.55		0.65		2.02		48
Year ended 02/28/17	10.50	0.13	0.08	0.21	(0.12)	(0.01)	—	(0.13)	10.58	2.04	39,978	0.55		0.70		1.18		41
Year ended 02/29/16	10.42	(0.05)	0.14	0.09	(0.01)	—	—	(0.01)	10.50	0.83	34,373	0.52		0.90		(0.52)		199
Year ended 02/28/15	10.44	0.00	(0.02)	(0.02)	(0.00)	—	—	(0.00)	10.42	(0.15)	33,150	0.58		0.92		0.04		106
Year ended 02/28/14	10.47	0.00	(0.02)	(0.02)	(0.01)	—	(0.00)	(0.01)	10.44	(0.20)	41,627	0.50		0.83		0.02		136
Class A2
Six months ended 08/31/18	10.30	0.20	(0.08)	0.12	(0.10)	—	—	(0.10)	10.32	1.19	18,836	0.45	(d)	0.55	(d)	4.41	(d)	22
Year ended 02/28/18	10.59	0.22	(0.30)	(0.08)	(0.21)	—	—	(0.21)	10.30	(0.76)	19,826	0.45		0.55		2.12		48
Year ended 02/28/17	10.51	0.13	0.09	0.22	(0.13)	(0.01)	—	(0.14)	10.59	2.14	22,234	0.45		0.60		1.28		41
Year ended 02/29/16	10.42	(0.05)	0.15	0.10	(0.01)	—	—	(0.01)	10.51	0.92	24,851	0.50		0.80		(0.50)		199
Year ended 02/28/15	10.45	0.00	(0.03)	(0.03)	(0.00)	—	—	(0.00)	10.42	(0.23)	28,213	0.57		0.82		0.05		106
Year ended 02/28/14	10.47	0.00	(0.01)	(0.01)	(0.01)	—	(0.00)	(0.01)	10.45	(0.10)	34,242	0.50		0.73		0.02		136
Class Y
Six months ended 08/31/18	10.31	0.24	(0.12)	0.12	(0.11)	—	—	(0.11)	10.32	1.17	13,343	0.30	(d)	0.40	(d)	4.56	(d)	22
Year ended 02/28/18	10.59	0.24	(0.29)	(0.05)	(0.23)	—	—	(0.23)	10.31	(0.51)	12,778	0.30		0.40		2.27		48
Year ended 02/28/17	10.51	0.15	0.09	0.24	(0.14)	(0.02)	—	(0.16)	10.59	2.30	9,656	0.30		0.45		1.43		41
Year ended 02/29/16	10.42	(0.05)	0.15	0.10	(0.01)	—	—	(0.01)	10.51	0.92	10,471	0.48		0.65		(0.48)		199
Year ended 02/28/15	10.45	0.01	(0.03)	(0.02)	(0.01)	—	—	(0.01)	10.42	(0.21)	8,045	0.55		0.67		0.07		106
Year ended 02/28/14	10.47	0.00	(0.01)	(0.01)	(0.01)	—	(0.00)	(0.01)	10.45	(0.08)	6,563	0.48		0.58		0.04		136
Class R5
Six months ended 08/31/18	10.31	0.24	(0.11)	0.13	(0.11)	—	—	(0.11)	10.33	1.27	832	0.29	(d)	0.29	(d)	4.57	(d)	22
Year ended 02/28/18	10.59	0.24	(0.29)	(0.05)	(0.23)	—	—	(0.23)	10.31	(0.50)	723	0.29		0.29		2.28		48
Year ended 02/28/17	10.52	0.15	0.08	0.23	(0.14)	(0.02)	—	(0.16)	10.59	2.21	783	0.30		0.32		1.43		41
Year ended 02/29/16	10.43	(0.05)	0.15	0.10	(0.01)	—	—	(0.01)	10.52	0.95	608	0.48		0.59		(0.48)		199
Year ended 02/28/15	10.45	0.01	(0.02)	(0.01)	(0.01)	—	—	(0.01)	10.43	(0.09)	4,416	0.52		0.59		0.10		106
Year ended 02/28/14	10.48	0.00	(0.02)	(0.02)	(0.01)	—	(0.00)	(0.01)	10.45	(0.16)	5,288	0.46		0.53		0.06		136
Class R6
Six months ended 08/31/18	10.31	0.24	(0.12)	0.12	(0.11)	—	—	(0.11)	10.32	1.19	651,009	0.27	(d)	0.27	(d)	4.59	(d)	22
Year ended 02/28/18	10.59	0.24	(0.29)	(0.05)	(0.23)	—	—	(0.23)	10.31	(0.48)	709,402	0.26		0.26		2.31		48
Year ended 02/28/17	10.51	0.15	0.09	0.24	(0.14)	(0.02)	—	(0.16)	10.59	2.32	718,865	0.29		0.29		1.44		41
Year ended 02/29/16(e)	10.40	(0.01)	0.12	0.11	—	—	—	—	10.51	1.06	36,414	0.30	(f)	0.46	(f)	(0.30	)(f)	199

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are annualized and based on average daily net assets (000’s omitted) of $46,588, $19,258, $12,288, $784 and $694,558 for Class A, Class A2, Class Y, Class R5 and Class R6 shares, respectively.
(e)	Commencement date of December 31, 2015.
(f)	Annualized.

13                         Invesco Short Duration Inflation Protected Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2018 through August 31, 2018.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Class	Beginning Account Value (03/01/18)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (08/31/18)[1]	Expenses Paid During Period[2]	Ending Account Value (08/31/18)	Expenses Paid During Period[2]
A	$1,000.00	$1,011.40	$2.79	$1,022.43	$2.80	0.55%
A2	1,000.00	1,011.90	2.28	1,022.94	2.29	0.45
Y	1,000.00	1,011.70	1.52	1,023.69	1.53	0.30
R5	1,000.00	1,012.70	1.47	1,023.74	1.48	0.29
R6	1,000.00	1,011.90	1.37	1,023.84	1.38	0.27

[1]

The actual ending account value is based on the actual total return of the Fund for the period March 1, 2018 through August 31, 2018, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

14                         Invesco Short Duration Inflation Protected Fund

Approval of Investment Advisory and Sub-Advisory Contracts

At meetings held on June 5-6, 2018, the Board of Trustees (the Board or the Trustees) of AIM Investment Securities Funds (Invesco Investment Securities Funds) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Invesco Short Duration Inflation Protected Fund’s (the Fund) Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2018. After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.

The Board’s Evaluation Process

The Board’s Investments Committee has established three Sub-Committees, which meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). Over the course of each year, the Sub-Committees meet with portfolio managers for their assigned Invesco Funds and other members of management to review detailed information about investment performance and portfolio attributes of these funds. The Board took into account evaluations and reports that it received from the Investments Committee and Sub-Committees, as well as the information provided to such committees and the Board throughout the year, in considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts.

As part of the contract renewal process, the Board reviews and considers information provided in response to detailed requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees. The Board receives comparative investment performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and Broadridge Financial Solutions, Inc. (Broadridge), an independent mutual fund data provider. The Board also receives an independent written evaluation from the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel throughout the year, the independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and in prior years and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee. This information is current as of June 6, 2018.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s). The Board’s review included consideration of Invesco Advisers’ investment process oversight and structure, credit analysis and investment risk management. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds such as various back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance. The Board also reviewed and considered the benefits to shareholders of investing in a fund that is part of the Invesco family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in conducting an investment management business, as well as its commitment of financial and other resources to such business. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory.

B.	Fund Investment Performance

The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund investment performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

The Board noted that the Fund had changed its name and investment strategy and tracks a new peer Index as of December 31, 2015. The Broadridge materials prior to the 2016 calendar year were with respect to the Fund’s prior investment strategy. The Board compared the Fund’s investment performance during the past one and two years ended December 31, 2017 to the performance of funds in the Broadridge performance universe and against the Lipper Inflation Protected Bond Funds Index. The Board noted that performance of Class A2 shares of the Fund was in the fifth quintile of its performance universe for the one and two year periods (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A2 shares of the Fund was below the performance of the Index for the one and two year periods. The Board noted that because the Fund is passively managed, it may lag its actively managed peers. The Trustees also reviewed more recent Fund performance and this review did not change their conclusions.

C.	Advisory and Sub-Advisory Fees and Fund Expenses

The Board compared the Fund’s contractual management fee rate to the contractual

15                         Invesco Short Duration Inflation Protected Fund

management fee rates of funds in the Fund’s Broadridge expense group. The Board noted that the contractual management fee rate for Class A2 shares of the Fund was below the median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain non-portfolio management administrative services fees, but that Broadridge does not provide information on a fund by fund basis as to what is included. The Board also reviewed the methodology used by Broadridge in providing expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group. The Board also considered comparative information regarding the Fund’s total expense ratio and its various components.

The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

The Board noted that Invesco Advisers and the Affiliated Sub-Advisers do not manage other similarly managed mutual funds or client accounts.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund. The Board also considered that the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size. The Board noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services. The Board considered the methodology used for calculating profitability and noted the periodic review of such methodology by an independent consultant. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds. The Board received information from Invesco Advisers demonstrating that Invesco Advisers and the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing administrative, transfer agency and distribution services to the Fund. The Board considered comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; and that the services are required for the operation of the Fund.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. Invesco Advisers noted that the Fund does not execute brokerage transactions through “soft dollar” arrangements to any significant degree.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds with respect to certain investments in the affiliated money market funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the amount of advisory fees received by Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds is fair and reasonable.

16                         Invesco Short Duration Inflation Protected Fund

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Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

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Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q (or any successor Form). The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q (or any successor Form) on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q (or any successor Form) may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-05686 and 003-39519 Invesco Distributors, Inc.	SDIP-SAR-1	10162018 1112

Semiannual Report to Shareholders	August 31, 2018

Invesco Short Term Bond Fund

Nasdaq:
A: STBAX ∎ C: STBCX ∎ R: STBRX ∎ Y: STBYX ∎ R5: ISTBX ∎ R6: ISTFX

2	Fund Performance

4	Letters to Shareholders

5	Schedule of Investments

15	Financial Statements

17	Notes to Financial Statements

24	Financial Highlights

25	Fund Expenses

26	Approval of Investment Advisory and Sub-Advisory Contracts

For the most current month-end Fund performance and commentary, please visit invesco.com/performance.

Unless otherwise noted, all data provided by Invesco.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Fund Performance

Performance summary

Fund vs. Indexes

Cumulative total returns, 2/28/18 to 8/31/18, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	0.88%
Class C Shares	0.70
Class R Shares	0.59
Class Y Shares	0.84
Class R5 Shares	0.89
Class R6 Shares	0.89
Bloomberg Barclays U.S. Aggregate Bond Index▼ (Broad Market Index)	1.15
Bloomberg Barclays 1-3 Year Government/Credit Index▼ (Style-Specific Index)	0.84
Lipper Short Investment Grade Debt Funds Index◾ (Peer Group Index)	0.93

Source(s): ▼FactSet Research Systems Inc.; ◾Lipper Inc.

The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index considered representative of the US investment grade, fixed-rate bond market.

    The Bloomberg Barclays 1-3 Year Government/Credit Index is an unmanaged index considered representative of short-term US corporate bonds and US government bonds with maturities of one to three years.

    The Lipper Short Investment Grade Debt Funds Index is an unmanaged index considered representative of short investment grade debt funds tracked by Lipper.

    The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

    A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

For more information about your Fund

Read the most recent quarterly commentary from your Fund’s portfolio managers by visiting invesco.com/us. Click on “Products” and select “Mutual Funds.” Use the “Product Finder” to locate your Fund; then click on its name to access its product detail page. There, you can learn more about your Fund’s investment strategies, holdings and performance.

    Also, visit blog.invesco.us.com, where many of Invesco’s investment professionals share their insights about market and economic news and trends.

2 Invesco Short Term Bond Fund

Average Annual Total Returns

As of 8/31/18, including maximum applicable sales charges

Class A Shares
Inception (4/30/04)	1.74%
10 Years	1.14
5 Years	1.06
1 Year	-2.03

Class C Shares
Inception (8/30/02)	1.73%
10 Years	1.07
5 Years	1.24
1 Year	0.11

Class R Shares
Inception (4/30/04)	1.62%
10 Years	1.07
5 Years	1.21
1 Year	0.00

Class Y Shares
10 Years	1.57%
5 Years	1.72
1 Year	0.50

Class R5 Shares
Inception (4/30/04)	2.17%
10 Years	1.62
5 Years	1.80
1 Year	0.60

Class R6 Shares
10 Years	1.43%
5 Years	1.86
1 Year	0.62

Class Y shares incepted on October 3, 2008. Performance shown prior to that date is that of Class C shares and includes the 12b-1 fees applicable to Class C shares.

    Class R6 shares incepted on September 24, 2012. Performance shown prior to that date is that of Class C shares and includes the 12b-1 fees applicable to Class C shares.

    The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and

Average Annual Total Returns

As of 6/30/18, the most recent calendar quarter end, including maximum applicable sales charges

Class A Shares
Inception (4/30/04)	1.71%
10 Years	1.09
5 Years	0.96
1 Year	-2.28

Class C Shares
Inception (8/30/02)	1.71%
10 Years	1.03
5 Years	1.14
1 Year	-0.02

Class R Shares
Inception (4/30/04)	1.61%
10 Years	1.03
5 Years	1.14
1 Year	-0.02

Class Y Shares
10 Years	1.52%
5 Years	1.62
1 Year	0.37

Class R5 Shares
Inception (4/30/04)	2.15%
10 Years	1.58
5 Years	1.73
1 Year	0.59

Class R6 Shares
10 Years	1.38%
5 Years	1.73
1 Year	0.48

principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares was 0.66%, 1.01%, 1.01%, 0.51%, 0.39% and 0.39%, respectively.1,2 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares was 0.67%, 1.17%, 1.02%, 0.52%, 0.40% and 0.40%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Class A share performance reflects the maximum 2.50% sales charge. Class C shares have no upfront or contingent deferred sales charge; therefore, performance shown is at net asset value. Class R, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

1

Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least June 30, 2020. See current prospectus for more information.

2

Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the distributor in effect through at least June 30, 2019. See current prospectus for more information.

3                         Invesco Short Term Bond Fund

Letters to Shareholders

Dear Fellow Shareholders:

As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment. This includes but is not limited to: ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can use to strive to meet your financial needs as your investment goals change over time; monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions; assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus; and monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

    We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper, Inc. (a subsidiary of Broadridge Financial Solutions, Inc.), an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

    As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

Dear Shareholders:

This semiannual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period.

    The investment professionals at Invesco invest with high conviction. This means that, no matter the asset class or the strategy, each investment team has a passion to exceed. We want to help investors achieve better outcomes, such as seeking higher returns, helping mitigate risk and generating income. Of course, investing with high conviction can’t guarantee a profit or ensure success; no investment strategy can. To learn more about how we invest with high conviction, visit invesco.com/HighConviction.

    Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. To do so, select “Log In” on the right side of the homepage, and then select “Register for Individual Account Access.”

    Finally, I’m pleased to share with you Invesco’s commitment to both the Principles for Responsible Investment and to considering environmental, social and governance issues in our robust investment process. I invite you to learn more at invesco.com/esg.

    For questions about your account, contact an Invesco client services representative at 800 959 4246. For Invesco-related questions or comments, please email me directly at phil@invesco.com.

    All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.

Sincerely,

Philip Taylor

Senior Managing Director, Invesco Ltd.

4 Invesco Short Term Bond Fund

Schedule of Investments(a)

August 31, 2018

(Unaudited)

	Principal Amount	Value
Bonds & Notes–67.79%
Aerospace & Defense–2.86%
Lockheed Martin Corp., Sr. Unsec. Global Notes, 1.85%, 11/23/2018	$4,286,000	$4,279,844
Northrop Grumman Corp., Sr. Unsec. Global Notes, 2.08%, 10/15/2020	13,957,000	13,676,951
Rockwell Collins, Inc., Sr. Unsec. Notes,
1.95%, 07/15/2019	3,499,000	3,472,072
2.80%, 03/15/2022	5,414,000	5,288,904
United Technologies Corp.,
Sr. Unsec. Floating Rate Global Notes, 2.96% (3 mo. USD LIBOR + 0.65%), 08/16/2021(b)	1,459,000	1,462,289
Sr. Unsec. Global Notes, 3.65%, 08/16/2023	4,215,000	4,233,350
Sr. Unsec. Notes, 8.88%, 11/15/2019	7,000,000	7,473,140
		39,886,550

Agricultural Products–0.00%
Bunge Limited Finance Corp., Sr. Unsec. Gtd. Notes, 8.50%, 06/15/2019	11,000	11,460

Air Freight & Logistics–0.36%
Adani Abbot Point Terminal Pty Ltd. (Australia), Sr. Sec. Gtd. Notes, 4.45%, 12/15/2022(c)	5,607,000	5,070,298

Airlines–4.26%
American Airlines Pass Through Trust,
Series 2013-2, Class A, Sr. Sec. First Lien Global Pass Through Ctfs., 4.95%, 01/15/2023	979,606	1,007,510
Series 2015-2, Class B, Sec. Third Lien Pass Through Ctfs., 4.40%, 03/22/2025	1,781,544	1,789,213
Series 2016-3, Class B, Sec. Third Lien Pass Through Ctfs., 3.75%, 04/15/2027	2,784,269	2,683,441
Series 2017-2, Class B, Sec. Third Lien Pass Through Ctfs., 3.70%, 04/15/2027	3,020,000	2,926,811
Avianca Holdings S.A./ Avianca Leasing LLC/ Grupo Taca Holdings (Colombia), REGS, Sr. Unsec. Gtd. Euro Notes, 8.38%, 05/10/2020(c)	1,757,000	1,759,214
Continental Airlines Pass Through Trust,
Series 2009-2, Class A, Sr. Sec. First Lien Global Pass Through Ctfs., 7.25%, 05/10/2021	2,650,566	2,763,387
Series 2010-1, Class B, Sec. Second Lien Pass Through Ctfs., 6.00%, 07/12/2020	186,622	189,188

	Principal Amount	Value
Airlines–(continued)
Delta Air Lines Pass Through Trust, Series 2012-1, Class B, Sec. Second Lien Pass Through Ctfs., 6.88%, 05/07/2019(c)	$2,098,218	$2,150,988
Delta Air Lines, Inc., Sr. Unsec. Global Notes,
2.88%, 03/13/2020	15,951,000	15,836,584
3.40%, 04/19/2021	2,426,000	2,412,246
3.63%, 03/15/2022	4,138,000	4,104,084
Norwegian Air Shuttle ASA Pass Through Trust (Norway), Series 2016-1, Class B, Sec. Pass Through Ctfs., 7.50%, 05/10/2025(c)	7,063,446	7,363,643
United Airlines Pass Through Trust,
Series 2016-2, Class B, Sec. Third Lien Pass Through Ctfs., 3.65%, 04/07/2027	3,332,887	3,187,989
Series 2018-1, Class B, Sec. Second Lien Pass Through Ctfs., 4.60%, 09/01/2027	3,730,000	3,756,761
Virgin Australia Pass Through Trust (Australia), Series 2013-1, Class A, Sec. Gtd. First Lien Pass Through Ctfs., 5.00%, 04/23/2025(c)	1,203,535	1,225,199
WestJet Airlines Ltd. (Canada), Sr. Unsec. Notes, 3.50%, 06/16/2021(c)	6,400,000	6,312,723
		59,468,981

Apparel Retail–0.42%
L Brands, Inc., Sr. Unsec. Gtd. Global Notes, 5.63%, 02/15/2022	5,808,000	5,902,380

Asset Management & Custody Banks–0.20%
Bank of New York Mellon Corp. (The), Series G, Sr. Unsec. Notes, 2.20%, 05/15/2019	2,784,000	2,777,414

Automobile Manufacturers–5.35%
BMW US Capital, LLC (Germany), Sr. Unsec. Gtd. Notes, 1.50%, 04/11/2019(c)	6,533,000	6,497,118
Daimler Finance North America LLC (Germany), Sr. Unsec. Gtd. Notes, 1.50%, 07/05/2019(c)	7,275,000	7,197,121
Ford Motor Credit Co. LLC,
Sr. Unsec. Global Floating Rate Notes, 3.22% (3 mo. USD LIBOR + 0.88%), 10/12/2021(b)	6,243,000	6,183,670
Sr. Unsec. Global Notes,
2.55%, 10/05/2018	3,000,000	2,999,313
2.02%, 05/03/2019	6,035,000	5,992,824
2.60%, 11/04/2019	1,438,000	1,424,628
2.68%, 01/09/2020	4,590,000	4,538,442
3.81%, 10/12/2021	8,654,000	8,541,874

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

5                         Invesco Short Term Bond Fund

	Principal Amount	Value
Automobile Manufacturers–(continued)
General Motors Co., Sr. Unsec. Global Notes, 3.50%, 10/02/2018	$13,384,000	$13,394,025
General Motors Financial Co. Inc.,
Sr. Unsec. Gtd. Global Floating Rate Notes, 3.19% (3 mo. USD LIBOR + 0.85%), 04/09/2021(b)	2,420,000	2,429,753
Sr. Unsec. Gtd. Global Notes,
2.40%, 05/09/2019	4,999,000	4,984,508
3.20%, 07/06/2021	2,613,000	2,579,731
Sr. Unsec. Gtd. Notes, 3.15%, 01/15/2020	2,263,000	2,264,790
Jaguar Land Rover Automotive PLC (United Kingdom), Sr. Unsec. Gtd. Notes, 4.25%, 11/15/2019(c)	5,644,000	5,644,000
		74,671,797

Automotive Retail–0.23%
Advance Auto Parts, Inc., Sr. Unsec. Gtd. Notes, 5.75%, 05/01/2020	2,171,000	2,247,306
AutoNation, Inc., Sr. Unsec. Gtd. Global Notes, 3.35%, 01/15/2021	968,000	962,074
		3,209,380

Biotechnology–1.01%
Celgene Corp., Sr. Unsec. Global Notes,
2.88%, 08/15/2020	3,224,000	3,209,631
2.88%, 02/19/2021	3,500,000	3,467,085
Shire Acquisitions Investments Ireland DAC, Sr. Unsec. Gtd. Global Notes, 1.90%, 09/23/2019	7,539,000	7,453,133
		14,129,849

Brewers–1.54%
Anheuser-Busch InBev Worldwide Inc. (Belgium), Sr. Unsec. Gtd. Global Notes,
3.75%, 01/15/2022	4,344,000	4,416,364
6.88%, 11/15/2019	16,281,000	17,020,348
		21,436,712

Cable & Satellite–1.42%
Charter Communications Operating, LLC/Charter Communications Operating Capital Corp., Sr. Sec. Gtd. First Lien Global Notes, 3.58%, 07/23/2020	19,795,000	19,861,185

Consumer Finance–0.03%
Ally Financial Inc., Sr. Unsec. Gtd. Global Notes, 4.75%, 09/10/2018	470,000	470,047

Copper–0.34%
Freeport-McMoRan Inc., Sr. Unsec. Gtd. Global Notes, 3.10%, 03/15/2020	4,710,000	4,682,446

Data Processing & Outsourced Services–0.22%
Visa Inc., Sr. Unsec. Global Notes, 2.20%, 12/14/2020	3,172,000	3,128,111

	Principal Amount	Value
Distillers & Vintners–1.44%
Constellation Brands, Inc., Sr. Unsec. Gtd. Global Notes,
2.00%, 11/07/2019	$5,133,000	$5,069,418
2.25%, 11/06/2020	13,000,000	12,741,650
3.20%, 02/15/2023	2,387,000	2,334,898
		20,145,966

Diversified Banks–3.93%
Banco del Estado de Chile (Chile), Sr. Unsec. Notes, 2.67%, 01/08/2021(c)	4,682,000	4,592,809
Bank of America Corp., Sr. Unsec. Global Notes, 3.00%, 12/20/2023	640,000	623,415
Barclays Bank PLC (United Kingdom),
Unsec. Sub. Global Notes, 5.14%, 10/14/2020	1,195,000	1,226,950
Unsec. Sub. Notes, 10.18%, 06/12/2021(c)	6,000,000	6,893,851
BBVA Bancomer S.A. (Mexico), Jr. Unsec. Sub. Notes, 7.25%, 04/22/2020(c)	2,090,000	2,184,050
Citigroup Inc.,
Sr. Unsec. Notes, 2.50%, 09/26/2018	7,500,000	7,501,010
Series N, Jr. Unsec. Sub. Global Notes, 5.80%(d)	4,637,000	4,747,129
Global Bank Corp. (Panama), Sr. Unsec. Notes, 4.50%, 10/20/2021(c)	5,000,000	4,964,000
Industrial & Commercial Bank of China Ltd. (China), Sr. Unsec. Notes, 2.96%, 11/08/2022	905,000	877,479
ING Groep N.V. (Netherlands), Jr. Unsec. Sub. Global Notes, 6.00%(d)	3,735,000	3,713,711
JPMorgan Chase & Co.,
Series I, Jr. Unsec. Sub. Global Variable Rate Notes, 5.81% (3 mo. USD LIBOR + 3.47%)(b)(d)	4,000,000	4,033,000
Series V, Jr. Unsec. Sub. Global Notes, 5.00%(d)	1,390,000	1,403,275
Nordea Bank AB (Sweden), Jr. Unsec. Sub. Notes, 5.50%(c)(d)	3,140,000	3,143,925
Standard Chartered PLC (United Kingdom), Sr. Unsec. Notes, 2.10%, 08/19/2019(c)	1,373,000	1,360,511
Wells Fargo & Co.,
Sr. Unsec. Global Notes, 2.13%, 04/22/2019	3,541,000	3,531,054
Series K, Jr. Unsec. Sub. Global Variable Rate Notes, 6.11% (3 mo. USD LIBOR + 3.77%)(b)(d)	4,000,000	4,056,600
		54,852,769

Diversified Capital Markets–0.99%
Credit Suisse Group AG (Switzerland), Sr. Unsec. Notes, 3.57%, 01/09/2023(c)	6,700,000	6,616,034
Macquarie Group Ltd. (Australia), Sr. Unsec. Notes, 6.00%, 01/14/2020(c)	2,135,000	2,207,932

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

6                         Invesco Short Term Bond Fund

	Principal Amount	Value
Diversified Capital Markets–(continued)
SL Green Operating Partnership, L.P., Sr. Unsec. Gtd. Floating Rate Notes, 3.34% (3 mo. USD LIBOR + 0.98%), 08/16/2021(b)	$5,000,000	$5,007,258
		13,831,224

Drug Retail–0.16%
Walgreens Boots Alliance Inc., Sr. Unsec. Global Notes, 2.70%, 11/18/2019	2,221,000	2,214,422

Electric Utilities–1.37%
Exelon Corp.,
Jr. Unsec. Sub. Notes, 3.50%, 06/01/2022	3,678,000	3,636,206
Sr. Unsec. Global Notes, 2.85%, 06/15/2020	4,285,000	4,258,285
FirstEnergy Corp., Series A, Sr. Unsec. Global Notes, 2.85%, 07/15/2022	1,579,000	1,536,749
Georgia Power Co.,
Sr. Unsec. Global Bonds, 1.95%, 12/01/2018	6,001,000	5,992,658
Sr. Unsec. Notes, 2.85%, 05/15/2022	3,781,000	3,704,609
		19,128,507

Financial Exchanges & Data–0.52%
Moody’s Corp., Sr. Unsec. Global Notes,
2.75%, 07/15/2019	2,150,000	2,149,329
3.25%, 06/07/2021	5,081,000	5,071,306
		7,220,635

Food Retail–0.92%
Alimentation Couche-Tard Inc. (Canada), Sr. Unsec. Gtd. Notes, 2.35%, 12/13/2019(c)	6,841,000	6,775,265
Kroger Co. (The), Sr. Unsec. Medium-Term Global Notes, 1.50%, 09/30/2019	6,160,000	6,069,747
		12,845,012

Gas Utilities–0.48%
Midcontinent Express Pipeline LLC, Sr. Unsec. Notes, 6.70%, 09/15/2019(c)	6,500,000	6,679,345

Health Care Distributors–0.70%
Cardinal Health, Inc., Sr. Unsec. Global Notes,
1.95%, 06/14/2019	5,000,000	4,970,055
2.62%, 06/15/2022	4,999,000	4,801,638
		9,771,693

Health Care Equipment–2.37%
Abbott Laboratories, Sr. Unsec. Global Notes, 2.90%, 11/30/2021	7,143,000	7,070,697
Becton, Dickinson and Co., Sr. Unsec. Notes,
2.13%, 06/06/2019	10,227,000	10,172,754
2.40%, 06/05/2020	5,358,000	5,272,068

	Principal Amount	Value
Health Care Equipment–(continued)
Stryker Corp., Sr. Unsec. Global Notes, 2.00%, 03/08/2019	$4,313,000	$4,300,403
Zimmer Biomet Holdings, Inc., Sr. Unsec. Global Floating Rate Notes, 3.08% (3 mo. USD LIBOR + 0.75%), 03/19/2021(b)	6,250,000	6,260,316
		33,076,238

Health Care Facilities–0.12%
HCA, Inc.,
Sr. Sec. Gtd. First Lien Global Notes, 6.50%, 02/15/2020	430,000	447,415
Sr. Sec. Gtd. First Lien Notes, 4.25%, 10/15/2019	1,270,000	1,287,348
		1,734,763

Health Care Services–1.49%
CVS Health Corp., Sr. Unsec. Global Notes,
3.13%, 03/09/2020	15,000,000	15,012,176
3.70%, 03/09/2023	3,516,000	3,510,050
Laboratory Corp. of America Holdings, Sr. Unsec. Notes, 2.63%, 02/01/2020	2,236,000	2,222,080
		20,744,306

Homebuilding–0.11%
D.R. Horton, Inc., Sr. Unsec. Gtd. Global Notes, 2.55%, 12/01/2020	1,567,000	1,537,977

Household Appliances–0.21%
Reckitt Benckiser Treasury Services PLC (United Kingdom), Sr. Unsec. Gtd. Notes, 2.38%, 06/24/2022(c)	3,066,000	2,960,314

Household Products–0.96%
Reynolds Group Issuer Inc./LLC, Sr. Sec. Gtd. First Lien Global Notes, 5.75%, 10/15/2020	13,324,262	13,357,573

Housewares & Specialties–0.14%
Newell Brands Inc., Sr. Unsec. Global Notes, 2.60%, 03/29/2019	1,926,000	1,922,283

Integrated Oil & Gas–1.51%
BP Capital Markets PLC (United Kingdom), Sr. Unsec. Gtd. Global Bonds, 2.52%, 09/19/2022	4,000,000	3,886,856
Ecopetrol S.A. (Colombia), Sr. Unsec. Global Notes, 7.63%, 07/23/2019	8,000,000	8,333,600
Petróleos Mexicanos (Mexico), Sr. Unsec. Gtd. Global Notes, 5.38%, 03/13/2022	8,612,000	8,822,994
		21,043,450

Integrated Telecommunication Services–0.99%
AT&T Inc.,
Sr. Unsec. Global Floating Rate Notes, 3.49% (3 mo. USD LIBOR + 1.18%), 06/12/2024(b)	2,732,000	2,738,481
Sr. Unsec. Global Notes, 2.45%, 06/30/2020	7,024,000	6,933,962

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

7                         Invesco Short Term Bond Fund

	Principal Amount	Value
Integrated Telecommunication Services–(continued)
Verizon Communications Inc., Sr. Unsec. Global Notes, 1.75%, 08/15/2021	$4,348,000	$4,182,328
		13,854,771

Internet Software & Services–0.43%
Tencent Holdings Ltd. (China), Sr. Unsec. Notes,
3.38%, 05/02/2019(c)	2,026,000	2,031,109
2.99%, 01/19/2023(c)	4,039,000	3,937,667
		5,968,776

Investment Banking & Brokerage–1.64%
Cantor Fitzgerald, L.P., Unsec. Notes, 6.50%, 06/17/2022(c)	4,519,000	4,825,676
Goldman Sachs Group, Inc. (The),
Sr. Unsec. Global Floating Rate Notes, 3.51% (3 mo. USD LIBOR + 1.16%), 04/23/2020(b)	2,092,000	2,119,765
Sr. Unsec. Global Notes, 2.30%, 12/13/2019	10,000,000	9,927,225
Series L, Jr. Unsec. Sub. Notes, 5.70%(d)	4,952,000	5,026,825
Morgan Stanley,
Series F, Sr. Unsec. Medium-Term Global Notes, 5.63%, 09/23/2019	348,000	357,832
Sr. Unsec. Medium-Term Notes, 5.50%, 07/24/2020	638,000	664,640
		22,921,963

IT Consulting & Other Services–0.72%
DXC Technology Co., Sr. Unsec. Floating Rate Notes, 3.25% (3 mo. USD LIBOR + 0.95%), 03/01/2021(b)	10,000,000	10,000,876

Life & Health Insurance–2.13%
Athene Global Funding, Sec. Notes, 2.88%, 10/23/2018(c)	8,000,000	7,999,422
Nationwide Financial Services, Inc., Sr. Unsec. Notes, 5.38%, 03/25/2021(c)	345,000	358,971
Nuveen Finance LLC, Sr. Unsec. Notes, 2.95%, 11/01/2019(c)	6,000,000	5,995,724
Pricoa Global Funding I, Sr. Sec. Notes, 2.20%, 05/16/2019(c)	5,965,000	5,951,139
Principal Life Global Funding II, Sec. Notes, 2.15%, 01/10/2020(c)	4,620,000	4,573,141
Protective Life Global Funding, Sec. Notes, 2.16%, 09/25/2020(c)	5,000,000	4,895,996
		29,774,393

Managed Health Care–0.22%
Cigna Corp., Sr. Unsec. Notes, 4.50%, 03/15/2021	980,000	1,005,145
UnitedHealth Group Inc., Sr. Unsec. Global Bonds, 1.70%, 02/15/2019	2,000,000	1,992,268
		2,997,413

	Principal Amount	Value
Multi-Line Insurance–0.74%
AIG Global Funding, Sr. Sec. First Lien Notes, 2.70%, 12/15/2021(c)	$7,047,000	$6,893,183
Metropolitan Life Global Funding I, Sr. Sec. Notes, 1.75%, 09/19/2019(c)	3,530,000	3,489,561
		10,382,744

Multi-Utilities–0.45%
CenterPoint Energy, Inc., Series A, Jr. Unsec. Sub. Notes, 6.13%(d)	3,401,000	3,469,020
Dominion Energy, Inc., Jr. Unsec. Sub. Notes, 2.58%, 07/01/2020	867,000	855,469
Sempra Energy, Sr. Unsec. Global Notes, 2.90%, 02/01/2023	1,976,000	1,914,151
		6,238,640

Office Services & Supplies–0.26%
Pitney Bowes Inc., Sr. Unsec. Global Notes, 3.63%, 09/15/2020	3,630,000	3,607,312

Oil & Gas Equipment & Services–0.28%
Schlumberger Holdings Corp., Sr. Unsec. Notes, 2.35%, 12/21/2018(c)	3,951,000	3,950,161

Oil & Gas Exploration & Production–0.76%
Anadarko Petroleum Corp., Sr. Unsec. Notes, 8.70%, 03/15/2019	1,237,000	1,274,261
Concho Resources Inc., Sr. Unsec. Gtd. Global Notes, 4.38%, 01/15/2025	4,565,000	4,611,372
Continental Resources Inc., Sr. Unsec. Gtd. Global Notes, 5.00%, 09/15/2022	580,000	587,824
EQT Corp., Sr. Unsec. Global Notes, 2.50%, 10/01/2020	3,000,000	2,936,856
NGPL PipeCo. LLC, Sr. Unsec. Notes, 4.38%, 08/15/2022(c)	1,201,000	1,214,511
		10,624,824

Oil & Gas Refining & Marketing–0.16%
Phillips 66, Sr. Unsec. Gtd. Global Floating Rate Notes, 2.92% (3 mo. USD LIBOR + 0.60%), 02/26/2021(b)	2,264,000	2,267,045

Oil & Gas Storage & Transportation–5.27%
Enbridge Inc. (Canada), Sr. Unsec. Global Notes, 2.90%, 07/15/2022	2,119,000	2,067,746
Energy Transfer Partners, L.P.,
Sr. Unsec. Gtd. Notes, 4.20%, 09/15/2023	796,000	806,188
Series A, Jr. Unsec. Sub. Global Notes, 6.25%(d)	5,388,000	5,222,993
Enterprise Products Operating LLC,
Sr. Unsec. Gtd. Global Bonds, 2.80%, 02/15/2021	6,500,000	6,445,814
5.20%, 09/01/2020	602,000	625,820
Series D, Jr. Unsec. Gtd. Sub. Deb., 4.88%, 08/16/2077	11,393,000	10,965,762

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8                         Invesco Short Term Bond Fund

	Principal Amount	Value
Oil & Gas Storage & Transportation–(continued)
Kinder Morgan Energy Partners, L.P., Sr. Unsec. Gtd. Global Notes, 6.50%, 04/01/2020	$1,000,000	$1,050,837
MPLX LP, Sr. Unsec. Global Notes,
3.38%, 03/15/2023	1,228,000	1,209,391
5.50%, 02/15/2023	21,065,000	21,569,808
Plains All American Pipeline L.P./ PAA Finance Corp., Sr. Unsec. Notes, 5.75%, 01/15/2020	4,330,000	4,462,611
Plains All American Pipeline, L.P., Series B, Jr. Unsec. Sub. Notes, 6.13%(d)	12,996,000	12,736,080
Willaims Cos., Inc. (The), Sr. Unsec. Notes, 4.13%, 11/15/2020	6,233,000	6,315,894
		73,478,944

Other Diversified Financial Services–1.01%
Branch Banking & Trust Co., Sr. Unsec. Notes, 2.25%, 06/01/2020	6,720,000	6,628,459
Doric Nimrod Air Alpha Pass Through Trust (Guernsey), Series 2013-1, Class B, Sec. Second Lien Pass Through Ctfs., 6.13%, 11/30/2021(c)	875,961	894,576
ERAC USA Finance LLC, Sr. Unsec. Gtd. Notes, 2.35%, 10/15/2019(c)	2,775,000	2,754,214
USAA Capital Corp., Sr. Unsec. Notes, 2.45%, 08/01/2020(c)	2,000,000	1,973,837
VFH Parent LLC/Orchestra Co-Issuer Inc., Sec. Gtd. Second Lien Notes, 6.75%, 06/15/2022(c)	1,823,000	1,882,248
		14,133,334

Packaged Foods & Meats–1.40%
General Mills, Inc., Sr. Unsec. Global Notes, 3.20%, 04/16/2021	2,450,000	2,446,741
Kraft Heinz Foods Co. (The), Sr. Unsec. Gtd. Global Notes,
2.80%, 07/02/2020	1,254,000	1,243,984
4.00%, 06/15/2023	3,561,000	3,570,737
Smithfield Foods, Inc., Sr. Unsec. Gtd. Notes, 2.70%, 01/31/2020(c)	8,000,000	7,884,806
Tyson Foods, Inc., Sr. Unsec. Notes, 2.25%, 08/23/2021	4,500,000	4,355,967
		19,502,235

Pharmaceuticals–1.77%
Elanco Animal Health Inc., Sr. Unsec. Notes,
3.91%, 08/27/2021(c)	6,091,000	6,112,898
4.27%, 08/28/2023(c)	3,473,000	3,491,368
GlaxoSmithKline Capital PLC (United Kingdom), Sr. Unsec. Gtd. Global Notes, 3.13%, 05/14/2021	4,631,000	4,638,757
Mylan N.V., Sr. Unsec. Gtd. Global Notes, 2.50%, 06/07/2019	3,850,000	3,832,717

	Principal Amount	Value
Pharmaceuticals–(continued)
Teva Pharmaceutical Finance Netherlands III B.V. (Israel), Sr. Unsec. Gtd. Global Notes, 1.70%, 07/19/2019	$6,780,000	$6,666,613
		24,742,353

Property & Casualty Insurance–0.62%
Suncorp-Metway Ltd. (Australia), Sr. Unsec. Notes, 2.35%, 04/27/2020(c)	8,805,000	8,690,192

Regional Banks–1.91%
BB&T Corp., Series C, Sr. Unsec. Medium-Term Notes, 2.25%, 02/01/2019	1,250,000	1,248,657
Citizens Financial Group, Inc., Jr. Unsec. Sub. Global Bonds, 5.50%(d)	3,900,000	3,991,650
Fifth Third Bank, Sr. Unsec. Notes, 1.63%, 09/27/2019	6,000,000	5,929,078
First Niagara Financial Group Inc., Unsec. Sub. Notes, 7.25%, 12/15/2021	750,000	833,183
KeyBank N.A., Sr. Unsec. Bonds, 2.50%, 11/22/2021	4,023,000	3,928,200
Synovus Financial Corp., Unsec. Sub. Notes, 5.75%, 12/15/2025	10,295,000	10,665,620
		26,596,388

Restaurants–0.48%
1011778 BC ULC/ New Red Finance, Inc. (Canada), Sr. Sec. Gtd. First Lien Notes, 4.63%, 01/15/2022(c)	6,717,000	6,733,792

Semiconductors–2.43%
Analog Devices, Inc., Sr. Unsec. Global Notes, 2.50%, 12/05/2021	4,825,000	4,694,138
Broadcom Corp./Broadcom Cayman Finance Ltd., Sr. Unsec. Gtd. Global Notes, 2.20%, 01/15/2021	15,000,000	14,551,394
NXP B.V./NXP Funding LLC (Netherlands), Sr. Unsec. Gtd. Notes,
4.13%, 06/15/2020(c)	9,508,000	9,614,965
4.13%, 06/01/2021(c)	5,000,000	5,018,750
		33,879,247

Soft Drinks–0.57%
Keurig Dr Pepper Inc., Sr. Unsec. Gtd. Notes,
3.55%, 05/25/2021(c)	4,604,000	4,616,085
4.06%, 05/25/2023(c)	3,324,000	3,346,275
		7,962,360

Sovereign Debt–0.48%
Argentine Republic Government International Bond (Argentina),
Sr. Unsec. Global Bonds, 6.25%, 04/22/2019	5,265,000	5,159,700
Sr. Unsec. Global Notes, 4.63%, 01/11/2023	1,928,000	1,523,361
		6,683,061

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9                         Invesco Short Term Bond Fund

	Principal Amount	Value
Specialized Finance–0.47%
Air Lease Corp., Sr. Unsec. Global Notes, 2.13%, 01/15/2020	$3,875,000	$3,823,510
Aviation Capital Group LLC, Sr. Unsec. Floating Rate Notes, 3.01% (3 mo. USD LIBOR + 0.67%), 07/30/2021(b)(c)	1,860,000	1,865,219
International Lease Finance Corp., Sr. Unsec. Global Notes, 5.88%, 04/01/2019	811,000	824,235
		6,512,964

Specialized REITs–0.22%
American Tower Corp.,
Sr. Unsec. Global Notes, 2.80%, 06/01/2020	762,000	756,083
Sr. Unsec. Notes, 5.05%, 09/01/2020	2,266,000	2,338,104
		3,094,187

Specialty Chemicals–0.23%
Sherwin-Williams Co. (The), Sr. Unsec. Global Notes, 2.25%, 05/15/2020	3,186,000	3,143,841

Steel–0.62%
Steel Dynamics, Inc., Sr. Unsec. Gtd. Global Notes, 5.13%, 10/01/2021	8,507,000	8,636,732

Systems Software–0.72%
VMware, Inc., Sr. Unsec. Global Notes,
2.30%, 08/21/2020	6,705,000	6,571,164
2.95%, 08/21/2022	3,604,000	3,499,259
		10,070,423

Technology Distributors–0.40%
Tech Data Corp., Sr. Unsec. Global Bonds, 3.70%, 02/15/2022	5,580,000	5,508,258

Technology Hardware, Storage & Peripherals–1.21%
Apple Inc., Sr. Unsec. Global Notes, 1.55%, 02/07/2020	5,155,000	5,072,921
Dell International LLC/ EMC Corp., Sr. Sec. Gtd. First Lien Notes, 3.48%, 06/01/2019(c)	6,878,000	6,901,978
Hewlett Packard Enterprise Co., Sr. Unsec. Notes, 2.10%, 10/04/2019(c)	5,000,000	4,953,688
		16,928,587

Tobacco–0.67%
BAT Capital Corp. (United Kingdom), Sr. Unsec. Gtd. Notes, 2.30%, 08/14/2020(c)	5,676,000	5,575,378
Philip Morris International Inc., Sr. Unsec. Global Notes, 2.50%, 11/02/2022	3,830,000	3,703,008
		9,278,386

Trucking–0.76%
DAE Funding LLC (United Arab Emirates), Sr. Unsec. Gtd. Notes, 4.00%, 08/01/2020(c)	3,192,000	3,176,040

	Principal Amount	Value
Trucking–(continued)
Penske Truck Leasing Co., L.P./PTL Finance Corp., Sr. Unsec. Notes,
3.20%, 07/15/2020(c)	$2,374,000	$2,368,317
3.90%, 02/01/2024(c)	3,046,000	3,026,221
Ryder System, Inc., Sr. Unsec. Medium-Term Notes, 3.50%, 06/01/2021	2,079,000	2,087,333
		10,657,911

Wireless Telecommunication Services–2.11%
América Móvil, S.A.B. de C.V. (Mexico), Sr. Unsec. Gtd. Global Notes, 5.00%, 03/30/2020	1,841,000	1,887,022
Sprint Communications Inc., Sr. Unsec. Gtd. Notes, 9.00%, 11/15/2018(c)	927,000	938,588
Sprint Spectrum Co. LLC/ Sprint Spectrum Co. II LLC/ Sprint Spectrum Co. III LLC,
Sr. Sec. Gtd. First Lien Notes, 4.74%, 03/20/2025(c)	12,282,000	12,312,705
Class A-1, Sr. Sec. Gtd. First Lien Asset-Backed Notes, 3.36%, 03/20/2023(c)	14,383,688	14,341,399
		29,479,714
Total Bonds & Notes (Cost $955,809,820)		946,074,914

Asset-Backed Securities–16.74%
Angel Oak Mortgage Trust I LLC, Series 2018-1, Class A1, Variable Rate Pass Through Ctfs., 3.26%, 04/27/2048(c)(e)	6,046,448	6,060,589
Angel Oak Mortgage Trust LLC,
Series 2017-1, Class A1, Variable Rate Pass Through Ctfs., 2.81%, 01/25/2047(c)(e)	2,142,357	2,134,731
Series 2017-3, Class A1, Variable Rate Pass Through Ctfs., 2.71%, 11/25/2047(c)(e)	2,107,331	2,097,184
Apidos CLO XI (Cayman Islands), Series 2012-11A, Class X, Floating Rate Pass Through Ctfs., 3.54% (3 mo. USD LIBOR + 1.20%), 01/17/2028(b)(c)	937,500	938,898
Banc of America Mortgage Securities Inc., Series 2004-D, Class 2A2, Variable Rate Pass Through Ctfs., 4.20%, 05/25/2034(e)	58,944	59,854
Bear Stearns Adjustable Rate Mortgage Trust, Series 2003-6, Class 1A3, Variable Rate Pass Through Ctfs., 4.28%, 08/25/2033(e)	138,791	138,823
BX Trust, Series 2017-SLCT, Class A, Floating Rate Pass Through Ctfs., 2.98% (1 mo. USD LIBOR + 0.92%), 07/15/2034(b)(c)	6,504,157	6,513,283
CarMax Auto Owner Trust, Series 2018-3, Class A3, 3.13%, 06/15/2023	11,500,000	11,536,299

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                         Invesco Short Term Bond Fund

	Principal Amount	Value
Cent CLO Ltd. (Cayman Islands), Series 2014-22A, Class A1R, Floating Rate Pass Through Ctfs., 3.75% (3 mo. USD LIBOR + 1.41%), 11/07/2026(b)(c)	$7,715,000	$7,726,650
CGDBB Commercial Mortgage Trust,
Series 2017-BIOC, Class A, Floating Rate Pass Through Ctfs., 2.85% (1 mo. USD LIBOR + 0.79%), 07/15/2032(b)(c)	6,125,000	6,130,519
Series 2017-BIOC, Class C, Floating Rate Pass Through Ctfs., 3.11% (1 mo. USD LIBOR + 1.05%), 07/15/2032(b)(c)	3,950,000	3,953,575
Series 2017-BIOC, Class D, Floating Rate Pass Through Ctfs., 3.66% (1 mo. USD LIBOR + 1.60%), 07/15/2032(b)(c)	2,413,000	2,416,150
Citigroup Mortgage Loan Trust, Inc., Series 2004-UST1, Class A4, Variable Rate Pass Through Ctfs., 4.05%, 08/25/2034(e)	305,544	299,247
Cold Storage Trust, Series 2017-ICE3, Class A, Floating Rate Pass Through Ctfs., 3.06% (1 mo. USD LIBOR + 1.00%), 04/15/2036(b)(c)	15,000,000	15,068,893
COLT Mortgage Loan Trust,
Series 2017-1, Class A1, Variable Rate Pass Through Ctfs., 2.61%, 05/27/2047(c)(e)	2,768,565	2,763,949
Series 2018-1, Class A1, Variable Rate Pass Through Ctfs., 2.93%, 02/25/2048(c)(e)	2,928,820	2,922,750
Commercial Mortgage Trust, Series 2017-DLTA, Class A, Floating Rate Pass Through Ctfs., 2.91% (1 mo. USD LIBOR + 0.85%), 08/15/2035(b)(c)	10,730,000	10,760,585
Countrywide Alternative Loan Trust, Series 2004-8CB, Class A, Floating Rate Pass Through Ctfs., 2.33% (1 mo. USD LIBOR + 0.27%), 06/25/2034(b)	769,567	771,006
CSWF, Series 2018-TOP, Class B, Floating Rate Pass Through Ctfs., 3.36% (1 mo. USD LIBOR + 1.30%), 08/15/2035(b)(c)	4,582,000	4,587,671
DB Master Finance LLC, Series 2015-1A, Class A2II, Pass Through Ctfs., 3.98%, 02/20/2045(c)	6,998,180	7,036,516
Deephaven Residential Mortgage Trust,
Series 2017-2A, Class A2, Variable Rate Pass Through Ctfs., 2.61%, 06/25/2047(c)(e)	579,009	574,065
Series 2017-2A, Class A3, Variable Rate Pass Through Ctfs., 2.71%, 06/25/2047(c)(e)	630,394	625,356
Series 2017-3A, Class A1, Variable Rate Pass Through Ctfs., 2.58%, 10/25/2047(c)(e)	4,474,754	4,455,461
Series 2017-3A, Class A2, Variable Rate Pass Through Ctfs., 2.71%, 10/25/2047(c)(e)	1,308,246	1,302,182
Series 2018-2A, Class A1, Variable Rate Pass Through Ctfs., 3.48%, 04/25/2058(c)(e)	7,513,110	7,523,315

	Principal Amount	Value
GS Mortgage Securities Corp II, Series 2015-GC30, Class A2, Pass Through Ctfs., 2.73%, 05/10/2050	$2,687,186	$2,673,729
Hertz Vehicle Financing II L.P.,
Series 2015-1A, Class A, Pass Through Ctfs., 2.73%, 03/25/2021(c)	7,000,000	6,943,296
Series 2018-1A, Class A, Pass Through Ctfs., 3.29%, 02/25/2024(c)	3,360,000	3,286,196
Series 2018-1A, Class C, Pass Through Ctfs., 4.39%, 02/25/2024(c)	1,304,000	1,282,114
Home Partners of America Trust,
Series 2018-1, Class A, Floating Rate Pass Through Ctfs., 2.96% (1 mo. USD LIBOR + 0.90%), 07/17/2037(b)(c)	3,110,010	3,109,600
Series 2018-1, Class B, Floating Rate Pass Through Ctfs., 3.16% (1 mo. USD LIBOR + 1.10%), 07/17/2037(b)(c)	2,970,000	2,970,404
Series 2018-1, Class C, Floating Rate Pass Through Ctfs., 3.31% (1 mo. USD LIBOR + 1.25%), 07/17/2037(b)(c)	1,350,000	1,347,598
ICG US CLO Ltd. (Cayman Islands), Series 2016-1A, Class A1R, Floating Rate Pass Through Ctfs., 3.48% (3 mo. USD LIBOR + 1.14%), 07/29/2028(b)(c)	3,000,000	3,000,006
Invitation Homes Trust,
Series 2017-SFR2, Class A, Floating Rate Pass Through Ctfs., 2.91% (1 mo. USD LIBOR + 0.85%), 12/17/2036(b)(c)	2,740,120	2,746,487
Series 2017-SFR2, Class B, Floating Rate Pass Through Ctfs., 3.21% (1 mo. USD LIBOR + 1.15%), 12/17/2036(b)(c)	1,441,000	1,445,933
Series 2017-SFR2, Class C, Floating Rate Pass Through Ctfs., 3.51% (1 mo. USD LIBOR + 1.45%), 12/17/2036(b)(c)	2,758,000	2,773,625
Series 2017-SFR2, Class D, Floating Rate Pass Through Ctfs., 3.86% (1 mo. USD LIBOR + 1.80%), 12/17/2036(b)(c)	2,105,000	2,122,736
Jimmy Johns Funding LLC, Series 2017-1A, Class A2I, Pass Through Ctfs., 3.61%, 07/30/2047(c)	10,133,769	10,057,133
JP Morgan Chase Commercial Mortgage Securities Trust,
Series 2004-LN2, Class A1A, Variable Rate Pass Through Ctfs., 4.84%, 07/15/2041(c)(e)	41,306	41,461
Series 2013-C16, Class A2, Pass Through Ctfs., 3.07%, 12/15/2046	1,294,759	1,292,965

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                         Invesco Short Term Bond Fund

	Principal Amount	Value
JPMBB Commercial Mortgage Securities Trust,
Series 2013-C15, Class A2, Pass Through Ctfs., 2.98%, 11/15/2045	$980,755	$979,267
Series 2015-C28, Class A2, Pass Through Ctfs., 2.77%, 10/15/2048	3,316,008	3,304,941
Series 2015-C29, Class A2, Pass Through Ctfs., 2.92%, 05/15/2048	1,578,718	1,575,367
LSTAR Commercial Mortgage Trust, Series 2014-2, Class A2, Pass Through Ctfs., 2.77%, 01/20/2041(c)	171,920	171,438
Merrill Lynch Mortgage Investors Trust, Series 2005-3, Class 3A, Variable Rate Pass Through Ctfs., 3.91%, 11/25/2035(e)	1,044,374	1,054,403
Morgan Stanley Bank of America Merrill Lynch Trust,
Series 2014-C17, Class A2, Pass Through Ctfs., 3.12%, 08/15/2047	2,603,668	2,608,112
Series 2015-C23, Class A2, Pass Through Ctfs., 2.98%, 07/15/2050	2,682,532	2,679,097
Morgan Stanley Capital I Trust,
Series 2006-HQ10, Class AJ, Variable Rate Pass Through Ctfs., 5.39%, 11/12/2041(e)	1,348,204	1,346,594
Series 2017-CLS, Class A, Floating Rate Pass Through Ctfs., 2.76% (1 mo. USD LIBOR + 0.70%), 11/15/2034(b)(c)	8,028,000	8,027,843
Series 2017-CLS, Class B, Floating Rate Pass Through Ctfs., 2.91% (1 mo. USD LIBOR + 0.85%), 11/15/2034(b)(c)	3,944,000	3,945,166
Series 2017-CLS, Class C, Floating Rate Pass Through Ctfs., 3.06% (1 mo. USD LIBOR + 1.00%), 11/15/2034(b)(c)	2,676,000	2,676,789
OCP CLO Ltd. (Cayman Islands), Series 2012-2A, Class A1R, Floating Rate Pass Through Ctfs., 3.71% (3 mo. USD LIBOR + 1.40%), 11/22/2025(b)(c)	2,013,677	2,017,256
Regatta V Funding Ltd. (Cayman Islands), Series 2014-1A, Class A1AR, Floating Rate Pass Through Ctfs., 3.50% (3 mo. USD LIBOR + 1.16%), 10/25/2026(b)(c)	7,800,000	7,807,674
Sequoia Mortgage Trust,
Series 2013-3, Class A1, Variable Rate Pass Through Ctfs., 2.00%, 03/25/2043(e)	2,106,686	1,948,720
Series 2013-4, Class A3, Variable Rate Pass Through Ctfs., 1.55%, 04/25/2043(e)	1,732,768	1,652,643
Series 2013-6, Class A2, Variable Rate Pass Through Ctfs., 3.00%, 05/25/2043(e)	2,934,360	2,846,772
Series 2013-7, Class A2, Variable Rate Pass Through Ctfs., 3.00%, 06/25/2043(c)(e)	1,863,485	1,795,624

	Principal Amount	Value
Starwood Retail Property Trust, Series 2014-STAR, Class C, Floating Rate Pass Through Ctfs., 4.56% (1 mo. USD LIBOR + 2.50%), 11/15/2027(b)(c)	$5,000,000	$4,957,944
Starwood Waypoint Homes Trust, Series 2017-1, Class D, Floating Rate Pass Through Ctfs., 4.01% (1 mo. USD LIBOR + 1.95%), 01/17/2035(b)(c)	7,700,000	7,755,181
Towd Point Mortgage Trust,
Series 2016-3, Class A1, Variable Rate Pass Through Ctfs., 2.25%, 04/25/2056(c)(e)	1,792,608	1,758,447
Series 2017-2, Class A1, Variable Rate Pass Through Ctfs., 2.75%, 04/25/2057(c)(e)	6,062,476	5,958,837
Triton Container Finance VI LLC, Series 2018-2A, Class A, Pass Through Ctfs., 4.19%, 06/22/2043(c)	4,952,067	4,985,771
Wells Fargo Commercial Mortgage Trust, Series 2015-NXS1, Class A2, Pass Through Ctfs., 2.63%, 05/15/2048	1,479,471	1,473,956
Wells Fargo Mortgage Backed Securities Trust,
Series 2004-S, Class A1, Variable Rate Pass Through Ctfs., 4.38%, 09/25/2034(e)	83,583	86,014
Series 2004-Z, Class 2A1, Variable Rate Pass Through Ctfs., 3.74%, 12/25/2034(e)	214,544	219,648
WFRBS Commercial Mortgage Trust,
IO, Series 2012-C6, Class XA, Variable Rate Pass Through Ctfs., 2.27%, 04/15/2045(c)(e)	2,188,685	121,181
IO, Series 2012-C10, Class XA, Variable Rate Pass Through Ctfs., 1.72%, 12/15/2045(c)(e)	3,710,112	200,468
Series 2013-C16, Class B, Variable Rate Pass Through Ctfs., 5.20%, 09/15/2046(e)	4,500,000	4,704,742
Series 2014-C24, Class A2, Pass Through Ctfs., 2.86%, 11/15/2047	1,438,795	1,438,584
Total Asset-Backed Securities (Cost $234,803,893)		233,589,313

U.S. Treasury Securities–7.10%
U.S. Treasury Bills–0.06%
2.12%-2.13%, 01/24/2019(f)(g)	880,000	872,468

U.S. Treasury Notes–7.04%
2.63%, 07/31/2020	39,229,800	39,224,437
2.75%, 08/15/2021	40,211,700	40,268,250
2.75%, 07/31/2023	18,674,400	18,675,858
		98,168,545
Total U.S. Treasury Securities (Cost $98,852,006)		99,041,013

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                         Invesco Short Term Bond Fund

	Shares	Value
Preferred Stocks–0.41%
Investment Banking & Brokerage–0.20%
Goldman Sachs Group, Inc. (The), Series J, 5.50% Pfd.	105,000	$2,743,650

Regional Banks–0.15%
PNC Financial Services Group, Inc. (The), Series P, 6.13% Pfd.	75,000	2,075,250

Reinsurance–0.06%
Reinsurance Group of America, Inc., 6.20% Pfd.	33,000	895,290
Total Preferred Stocks (Cost $5,325,000)		5,714,190

	Principal Amount
U.S. Government Sponsored Agency Mortgage-Backed Securities–0.34%
Collateralized Mortgage Obligations–0.02%
Fannie Mae REMICs, 2.51% (1 mo. USD LIBOR + 0.45%), 02/25/2047(b)	$97,300	96,220
Freddie Mac REMICs,
7.50%, 09/15/2029	127,397	142,551
3.06% (1 mo. USD LIBOR + 1.00%), 12/15/2031(b)	30,675	31,425
3.01% (1 mo. USD LIBOR + 0.95%), 01/15/2032(b)	18,634	19,137
		289,333

Federal Home Loan Mortgage Corp. (FHLMC)–0.06%
Pass Through Ctfs.,
6.00%, 03/01/2023	134,248	138,763
8.50%, 05/01/2024 to 08/17/2026	149,429	159,203
7.00%, 10/25/2024 to 10/01/2034	400,973	429,260
Pass Through Ctfs., ARM,
4.11% (6 mo. USD LIBOR + 1.62%), 07/01/2036(b)	37,792	39,128
4.03% (1 yr. USD LIBOR + 2.08%), 02/01/2037(b)	12,951	13,741
3.89% (1 yr. USD LIBOR + 2.05%), 01/01/2038(b)	29,679	31,230
		811,325

Federal National Mortgage Association (FNMA)–0.18%
Pass Through Ctfs.,
6.50%, 06/01/2019 to 10/01/2035	263,587	286,479
7.00%, 02/01/2020 to 08/01/2036	1,356,930	1,451,668
7.50%, 01/01/2021 to 02/01/2031	202,009	220,393
8.00%, 09/01/2026 to 07/01/2032	169,956	174,729
9.00%, 01/01/2030	66,484	72,272
8.50%, 05/01/2030 to 07/01/2030	144,921	156,557

	Principal Amount	Value
Federal National Mortgage Association (FNMA)–(continued)
Pass Through Ctfs., ARM,
3.55% (1 yr. U.S. Treasury Yield Curve Rate + 2.22%), 11/01/2032(b)	$29,593	$31,377
3.99% (1 yr. U.S. Treasury Yield Curve Rate + 2.21%), 05/01/2035(b)	94,116	99,187
3.78% (1 yr. USD LIBOR + 1.73%), 03/01/2038(b)	21,448	22,479
		2,515,141

Government National Mortgage Association (GNMA)–0.08%
Pass Through Ctfs.,
7.75%, 11/15/2019 to 02/15/2021	18,878	18,911
6.50%, 07/15/2023 to 02/15/2034	833,047	914,650
7.50%, 12/20/2025	17,927	20,055
7.00%, 10/15/2026 to 06/15/2032	60,564	63,614
8.50%, 07/20/2027	50,677	55,540
		1,072,770
Total U.S. Government Sponsored Agency Mortgage-Backed Securities (Cost $4,386,273)		4,688,569

	Shares
Money Market Funds–7.44%
Invesco Government & Agency Portfolio–Institutional Class, 1.85%(h)	36,177,900	36,177,900
Invesco Liquid Assets Portfolio–Institutional Class, 2.07%(h)	26,373,334	26,383,884
Invesco Treasury Portfolio–Institutional Class, 1.85%(h)	41,346,171	41,346,171
Total Money Market Funds (Cost $103,903,517)		103,907,955
TOTAL INVESTMENTS IN SECURITIES–99.82% (Cost $1,403,080,509)		1,393,015,954
OTHER ASSETS LESS LIABILITIES–0.18%		2,503,472
NET ASSETS–100.00%		$1,395,519,426

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13                         Invesco Short Term Bond Fund

Investment Abbreviations:

ARM	– Adjustable Rate Mortgage
CLO	– Collateralized Loan Obligation
Ctfs.	– Certificates
Deb.	– Debentures
Gtd.	– Guaranteed
IO	– Interest Only
Jr.	– Junior
LIBOR	– London Interbank Offered Rate
Pfd.	– Preferred
REGS	– Regulation S
REIT	– Real Estate Investment Trust
REMICs	– Real Estate Mortgage Investment Conduits
Sec.	– Secured
Sr.	– Senior
Sub.	– Subordinated
Unsec.	– Unsecured
USD	– U.S. Dollar

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on August 31, 2018.
(c)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at August 31, 2018 was $455,086,670, which represented 32.61% of the Fund’s Net Assets.

(d)	Perpetual bond with no specified maturity date.
(e)

Interest rate is redetermined periodically based on the cash flows generated by the pool of assets backing the security, less any applicable fees. The rate shown is the rate in effect on August 31, 2018.

(f)	Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(g)	All or a portion of the value was pledged as collateral to cover margin requirements for open futures contracts. See Note 1I.
(h)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of August 31, 2018.

Open Futures Contracts
	Number of Contracts	Expiration Month	Notional Value	Value	Unrealized Appreciation (Depreciation)

Long Futures Contracts
U.S. Treasury 2 Year Notes	2,276	December-2018	$481,053,940	$92,362	$92,362

Short Futures Contracts
U.S. Treasury 5 Year Notes	786	December-2018	(89,131,172)	(85,458)	(85,458)
U.S. Treasury 10 Year Notes	391	December-2018	(47,023,859)	(95,518)	(95,518)
Subtotal — Short Futures Contracts				(180,976)	(180,976)
Total Futures Contracts — Interest Rate Risk				$(88,614)	$(88,614)

Portfolio Composition

By security type, based on Net Assets

as of August 31, 2018

Bonds & Notes	67.8%
Asset-Backed Securities	16.8
U.S. Treasury Securities	7.1
Preferred Stocks	0.4
U.S. Government Sponsored Agency Mortgage-Backed Securities	0.3
Money Market Funds Plus Other Assets Less Liabilities	7.6

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14                         Invesco Short Term Bond Fund

Statement of Assets and Liabilities

August 31, 2018

(Unaudited)

Assets:
Investments in securities, at value (Cost $1,299,176,992)	$1,289,107,999
Investments in affiliated money market funds, at value (Cost $103,903,517)	103,907,955
Other investments:
Variation margin receivable — futures contracts	57,540
Receivable for:
Investments sold	950,222
Fund shares sold	1,757,317
Dividends and interest	9,350,467
Principal paydowns	9,553
Investment for trustee deferred compensation and retirement plans	147,200
Other assets	131,473
Total assets	1,405,419,726

Liabilities:
Payable for:
Investments purchased	7,038,889
Dividends	314,922
Fund shares reacquired	1,954,073
Accrued fees to affiliates	353,495
Accrued trustees’ and officers’ fees and benefits	5,614
Accrued other operating expenses	71,621
Trustee deferred compensation and retirement plans	161,686
Total liabilities	9,900,300
Net assets applicable to shares outstanding	$1,395,519,426

Net assets consist of:
Shares of beneficial interest	$1,421,717,535
Undistributed net investment income	2,700,825
Undistributed net realized gain (loss)	(18,745,764)
Net unrealized appreciation (depreciation)	(10,153,170)
$1,395,519,426

Net Assets:
Class A	$392,419,166
Class C	$325,033,021
Class R	$4,553,772
Class Y	$112,700,780
Class R5	$1,818,346
Class R6	$558,994,341

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	46,236,152
Class C	38,306,641
Class R	535,641
Class Y	13,276,706
Class R5	214,420
Class R6	65,779,056
Class A:
Net asset value per share	$8.49
Maximum offering price per share
(Net asset value of $8.49 ÷ 97.50%)	$8.70
Class C:
Net asset value and offering price per share	$8.49
Class R:
Net asset value and offering price per share	$8.50
Class Y:
Net asset value and offering price per share	$8.49
Class R5:
Net asset value and offering price per share	$8.48
Class R6:
Net asset value and offering price per share	$8.50

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15                         Invesco Short Term Bond Fund

Statement of Operations

For the six months ended August 31, 2018

(Unaudited)

Investment income:
Interest	$21,528,737
Dividends	155,184
Dividends from affiliated money market funds	587,727
Total investment income	22,271,648

Expenses:
Advisory fees	2,377,595
Administrative services fees	180,392
Custodian fees	20,102
Distribution fees:
Class A	294,738
Class C	1,167,986
Class R	12,009
Transfer agent fees — A, C, R and Y	490,807
Transfer agent fees — R5	105
Transfer agent fees — R6	20,471
Trustees’ and officers’ fees and benefits	19,852
Registration and filing fees	84,193
Reports to shareholders	48,611
Professional services fees	36,908
Other	40,832
Total expenses	4,794,601
Less: Fees waived and expense offset arrangement(s)	(308,338)
Net expenses	4,486,263
Net investment income	17,785,385

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	(2,869,285)
Futures contracts	(1,333,357)
(4,202,642)
Change in net unrealized appreciation (depreciation) of:
Investment securities	(1,900,650)
Futures contracts	(175,599)
(2,076,249)
Net realized and unrealized gain (loss)	(6,278,891)
Net increase in net assets resulting from operations	$11,506,494

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16                         Invesco Short Term Bond Fund

Statement of Changes in Net Assets

For the six months ended August 31, 2018 and the year ended February 28, 2018

(Unaudited)

	August 31, 2018	February 28, 2018
Operations:
Net investment income	$17,785,385	$30,355,901
Net realized gain (loss)	(4,202,642)	(2,827,075)
Change in net unrealized appreciation (depreciation)	(2,076,249)	(14,748,254)
Net increase in net assets resulting from operations	11,506,494	12,780,572

Distributions to shareholders from net investment income:
Class A	(4,334,766)	(8,036,443)
Class C	(3,336,996)	(6,818,775)
Class R	(44,761)	(72,676)
Class Y	(1,361,496)	(2,849,722)
Class R5	(21,485)	(30,724)
Class R6	(7,199,023)	(12,205,126)
Total distributions from net investment income	(16,298,527)	(30,013,466)

Share transactions–net:
Class A	(2,099,064)	(35,274,040)
Class C	(65,526,328)	(54,633,452)
Class R	(123,660)	(1,722,524)
Class Y	(15,795,222)	320,779
Class R5	124,073	497,300
Class R6	(14,842,571)	82,854,793
Net increase (decrease) in net assets resulting from share transactions	(98,262,772)	(7,957,144)
Net increase (decrease) in net assets	(103,054,805)	(25,190,038)

Net assets:
Beginning of period	1,498,574,231	1,523,764,269
End of period (includes undistributed net investment income of $2,700,825 and $1,213,967, respectively)	$1,395,519,426	$1,498,574,231

Notes to Financial Statements

August 31, 2018

(Unaudited)

NOTE 1—Significant Accounting Policies

Invesco Short Term Bond Fund (the “Fund”), is a series portfolio of AIM Investment Securities Funds (Invesco Investment Securities Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is total return, comprised of current income and capital appreciation.

The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waiver shares may be subject to contingent deferred sales charges (“CDSC”). Class C, Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares are not normally subject to a CDSC. However, if Class C shares were acquired through an exchange, and the shares originally purchased were subject to a CDSC, the shares acquired as a result of the exchange will continue to be subject to that same CDSC.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services — Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual

17                         Invesco Short Term Bond Fund

trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Bond premiums and discounts are amortized and/or accreted over the lives of the respective securities. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.

18                         Invesco Short Term Bond Fund

C.

Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions — Distributions from net investment income are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Futures Contracts — The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between two parties (“Counterparties”) to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.

J.

Collateral — To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

19                         Invesco Short Term Bond Fund

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $500 million	0.35%
Next $500 million	0.325%
Next $1.5 billion	0.30%
Next $2.5 billion	0.29%
Over $5 billion	0.28%

For the six months ended August 31, 2018, the effective advisory fees incurred by the Fund was 0.33%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2019, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 1.40%, 1.75% (after 12b-1 fee waivers), 1.75%, 1.25%, 1.25% and 1.25%, respectively, of average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary items or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2019. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under these expense limits.

Further, the Adviser has contractually agreed, through at least June 30, 2020, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the six months ended August 31, 2018, the Adviser waived advisory fees of $37,119.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended August 31, 2018, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the six months ended August 31, 2018, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.15% of the Fund’s average daily net assets of Class A shares, 0.65% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. IDI has contractually agreed, through at least June 30, 2019, to waive 12b-1 fees for Class C shares to the extent necessary to limit 12b-1 fees to 0.50% of average daily net assets. 12b-1 fees before fee waivers under this agreement are shown as Distribution fees in the Statement of Operations. For the six months ended August 31, 2018, 12b-1 fees incurred for Class C shares were $898,451 after fee waivers of $269,535.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the six months ended August 31, 2018, IDI advised the Fund that IDI retained $32,864 in front-end sales commissions from the sale of Class A shares and $82,628 and $35 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

20                         Invesco Short Term Bond Fund

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —

Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 —

Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of August 31, 2018. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The Fund’s policy is to recognize transfers in and out of the valuation levels as of the end of the reporting period. During the six months ended August 31, 2018, there were no material transfers between valuation levels.

	Level 1	Level 2	Level 3	Total
Investments in Securities
Bonds and Notes	$—	$946,074,914	$—	$946,074,914
Asset-Backed Securities	—	233,589,313	—	233,589,313
U.S. Treasury Securities	—	99,041,013	—	99,041,013
Preferred Stocks	5,714,190	—	—	5,714,190
U.S. Government Sponsored Agency Mortgage-Backed Securities	—	4,688,569	—	4,688,569
Money Market Funds	103,907,955	—	—	103,907,955
Total Investments in Securities	109,622,145	1,283,393,809	—	1,393,015,954
Other Investments — Assets*
Futures Contracts	92,362	—	—	92,362
Other Investments — Liabilities*
Futures Contracts	(180,976)	—	—	(180,976)
Total Other Investments	(88,614)	—	—	(88,614)
Total Investments	$109,533,531	$1,283,393,809	$—	$1,392,927,340

*	Unrealized appreciation (depreciation).

NOTE 4—Derivative Investments

The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of August 31, 2018:

Value
Derivative Assets	Interest Rate Risk
Unrealized appreciation on futures contracts — Exchange-Traded(a)	$92,362
Derivatives not subject to master netting agreements	(92,362)
Total Derivative Assets subject to master netting agreements	$—

21                         Invesco Short Term Bond Fund

Value
Derivative Liabilities	Interest Rate Risk
Unrealized depreciation on futures contracts — Exchange-Traded(a)	$(180,976)
Derivatives not subject to master netting agreements	180,976
Total Derivative Liabilities subject to master netting agreements	$—

(a)	The daily variation margin receivable at period-end is recorded in the Statement of Assets and Liabilities.

Effect of Derivative Investments for the six months ended August 31, 2018

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain (Loss) on Statement of Operations
Interest Rate Risk
Realized Gain (Loss):
Futures contracts	$(1,333,357)
Change in Net Unrealized Appreciation (Depreciation):
Futures contracts	(175,599)
Total	$(1,508,956)

The table below summarizes the average notional value of futures contracts outstanding during the period.

Futures Contracts
Average notional value	$515,053,121

NOTE 5—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the six months ended August 31, 2018, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $1,684.

NOTE 6—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 7—Cash Balances

The Fund may borrow for leveraging in an amount up to 5% of the Fund’s total assets (excluding the amount borrowed) at the time the borrowing is made. In doing so, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. The Fund may not purchase additional securities when any borrowings from banks exceed 5% of the Fund’s total assets.

NOTE 8—Tax Information

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be reported at the Fund’s fiscal year-end.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to

22                         Invesco Short Term Bond Fund

utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund had a capital loss carryforward as of February 28, 2018, which expires as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
February 28, 2019	$38,154	$—	$38,154
Not subject to expiration	5,963,260	8,447,364	14,410,624
	$6,001,414	$8,447,364	$14,448,778

*

Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 9—Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the six months ended August 31, 2018 was $286,343,068 and $415,861,756, respectively. During the same period, purchases and sales of U.S. Treasury obligations were $741,963,117 and $706,496,140, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$3,228,811
Aggregate unrealized (depreciation) of investments	(13,476,325)
Net unrealized appreciation (depreciation) of investments	$(10,247,514)

Cost of investments for tax purposes is $1,403,174,854.

NOTE 10—Share Information

	Summary of Share Activity
	Six months ended August 31, 2018(a)		Year ended February 28, 2018
	Shares	Amount	Shares	Amount
Sold:
Class A	12,987,300	$110,242,882	33,437,008	$287,970,885
Class C	3,874,640	32,882,051	18,374,436	158,311,234
Class R	68,086	579,039	530,063	4,573,501
Class Y	3,322,805	28,202,232	19,351,295	166,774,343
Class R5	14,411	121,992	58,772	504,118
Class R6	6,172,322	52,467,404	18,068,883	156,060,770

Issued as reinvestment of dividends:
Class A	441,644	3,748,041	805,213	6,927,099
Class C	336,513	2,855,914	679,421	5,843,069
Class R	5,217	44,354	8,375	72,155
Class Y	73,886	627,057	183,183	1,577,318
Class R5	2,521	21,376	3,545	30,466
Class R6	839,463	7,132,507	1,410,122	12,146,811

Reacquired:
Class A	(13,676,072)	(116,089,987)	(38,346,742)	(330,172,024)
Class C	(11,932,860)	(101,264,293)	(25,418,342)	(218,787,755)
Class R	(87,910)	(747,053)	(738,213)	(6,368,180)
Class Y	(5,253,990)	(44,624,511)	(19,473,862)	(168,030,882)
Class R5	(2,275)	(19,295)	(4,337)	(37,284)
Class R6	(8,768,255)	(74,442,482)	(9,897,459)	(85,352,788)
Net increase (decrease) in share activity	(11,582,554)	$(98,262,772)	(968,639)	$(7,957,144)

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 63% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

23                         Invesco Short Term Bond Fund

NOTE 11—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover(c)
Class A
Six months ended 08/31/18	$8.51	$0.10	$(0.03)	$0.07	$(0.09)	$8.49	0.88%	$392,419	0.64	%(d)	0.65	%(d)	2.41	%(d)	75%
Year ended 02/28/18	8.61	0.17	(0.10)	0.07	(0.17)	8.51	0.79	395,766	0.65		0.66		1.98		198
Year ended 02/28/17	8.47	0.14	0.15	0.29	(0.15)	8.61	3.39	435,592	0.65		0.66		1.59		294
Year ended 02/29/16	8.65	0.15	(0.16)	(0.01)	(0.17)	8.47	(0.12)	379,091	0.68		0.68		1.72		200
Year ended 02/28/15	8.71	0.16	(0.05)	0.11	(0.17)	8.65	1.24	338,347	0.69		0.69		1.79		250
Year ended 02/28/14	8.75	0.15	(0.04)	0.11	(0.15)	8.71	1.25	291,609	0.63		0.67		1.75		278
Class C
Six months ended 08/31/18	8.51	0.09	(0.03)	0.06	(0.08)	8.49	0.70	325,033	0.99	(d)	1.15	(d)	2.06	(d)	75
Year ended 02/28/18	8.61	0.14	(0.10)	0.04	(0.14)	8.51	0.44	391,791	1.00		1.16		1.63		198
Year ended 02/28/17	8.47	0.11	0.15	0.26	(0.12)	8.61	3.03	451,018	1.00		1.16		1.24		294
Year ended 02/29/16	8.65	0.12	(0.16)	(0.04)	(0.14)	8.47	(0.47)	443,163	1.03		1.18		1.37		200
Year ended 02/28/15	8.71	0.13	(0.05)	0.08	(0.14)	8.65	0.88	475,892	1.04		1.19		1.44		250
Year ended 02/28/14	8.74	0.12	(0.03)	0.09	(0.12)	8.71	1.01	450,694	0.98		1.17		1.40		278
Class R
Six months ended 08/31/18	8.53	0.09	(0.04)	0.05	(0.08)	8.50	0.59	4,554	0.99	(d)	1.00	(d)	2.06	(d)	75
Year ended 02/28/18	8.62	0.14	(0.09)	0.05	(0.14)	8.53	0.55	4,693	1.00		1.01		1.63		198
Year ended 02/28/17	8.49	0.11	0.14	0.25	(0.12)	8.62	2.90	6,466	1.00		1.01		1.24		294
Year ended 02/29/16	8.66	0.12	(0.15)	(0.03)	(0.14)	8.49	(0.35)	4,068	1.03		1.03		1.37		200
Year ended 02/28/15	8.72	0.13	(0.05)	0.08	(0.14)	8.66	0.88	3,669	1.04		1.04		1.44		250
Year ended 02/28/14	8.76	0.12	(0.04)	0.08	(0.12)	8.72	0.90	3,612	0.98		1.02		1.40		278
Class Y
Six months ended 08/31/18	8.52	0.11	(0.04)	0.07	(0.10)	8.49	0.84	112,701	0.49	(d)	0.50	(d)	2.56	(d)	75
Year ended 02/28/18	8.61	0.18	(0.09)	0.09	(0.18)	8.52	1.06	128,874	0.50		0.51		2.13		198
Year ended 02/28/17	8.48	0.15	0.14	0.29	(0.16)	8.61	3.42	129,794	0.50		0.51		1.74		294
Year ended 02/29/16	8.65	0.16	(0.15)	0.01	(0.18)	8.48	0.15	56,237	0.53		0.53		1.87		200
Year ended 02/28/15	8.71	0.17	(0.05)	0.12	(0.18)	8.65	1.38	47,086	0.54		0.54		1.94		250
Year ended 02/28/14	8.75	0.16	(0.04)	0.12	(0.16)	8.71	1.40	45,591	0.48		0.52		1.90		278
Class R5
Six months ended 08/31/18	8.51	0.11	(0.03)	0.08	(0.11)	8.48	0.89	1,818	0.39	(d)	0.40	(d)	2.66	(d)	75
Year ended 02/28/18	8.60	0.19	(0.09)	0.10	(0.19)	8.51	1.17	1,699	0.38		0.39		2.25		198
Year ended 02/28/17	8.47	0.16	0.14	0.30	(0.17)	8.60	3.54	1,220	0.39		0.40		1.85		294
Year ended 02/29/16	8.64	0.17	(0.15)	0.02	(0.19)	8.47	0.26	1,165	0.43		0.43		1.97		200
Year ended 02/28/15	8.71	0.18	(0.06)	0.12	(0.19)	8.64	1.37	1,026	0.44		0.44		2.04		250
Year ended 02/28/14	8.75	0.17	(0.04)	0.13	(0.17)	8.71	1.45	1,761	0.43		0.44		1.95		278
Class R6
Six months ended 08/31/18	8.53	0.11	(0.03)	0.08	(0.11)	8.50	0.89	558,994	0.38	(d)	0.39	(d)	2.67	(d)	75
Year ended 02/28/18	8.62	0.19	(0.09)	0.10	(0.19)	8.53	1.17	575,750	0.38		0.39		2.25		198
Year ended 02/28/17	8.48	0.16	0.15	0.31	(0.17)	8.62	3.66	499,674	0.39		0.40		1.85		294
Year ended 02/29/16	8.66	0.17	(0.16)	0.01	(0.19)	8.48	0.14	63,201	0.42		0.42		1.98		200
Year ended 02/28/15	8.72	0.18	(0.05)	0.13	(0.19)	8.66	1.50	22,779	0.43		0.43		2.05		250
Year ended 02/28/14	8.75	0.17	(0.03)	0.14	(0.17)	8.72	1.58	16,230	0.42		0.43		1.96		278

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)

Ratios are annualized and based on average daily net assets (000’s omitted) of $389,780, $356,451, $4,765, $114,452, $1,734 and $579,960 for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

24                         Invesco Short Term Bond Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2018 through August 31, 2018.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Class	Beginning Account Value (03/01/18)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (08/31/18)[1]	Expenses Paid During Period[2]	Ending Account Value (08/31/18)	Expenses Paid During Period[2]
A	$1,000.00	$983.40	$3.20	$1,021.98	$3.26	0.64%
C	1,000.00	1,007.00	5.01	1,020.21	5.04	0.99
R	1,000.00	1,005.90	5.01	1,020.21	5.04	0.99
Y	1,000.00	1,008.40	2.48	1,022.74	2.50	0.49
R5	1,000.00	1,008.90	1.97	1,023.24	1.99	0.39
R6	1,000.00	1,008.90	1.92	1,023.29	1.94	0.38

[1]

The actual ending account value is based on the actual total return of the Fund for the period March 1, 2018 through August 31, 2018, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

25                         Invesco Short Term Bond Fund

Approval of Investment Advisory and Sub-Advisory Contracts

At meetings held on June 5-6, 2018, the Board of Trustees (the Board or the Trustees) of AIM Investment Securities Funds (Invesco Investment Securities Funds) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Invesco Short Term Bond Fund’s (the Fund) Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2018. After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.

The Board’s Evaluation Process

The Board’s Investments Committee has established three Sub-Committees, which meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). Over the course of each year, the Sub-Committees meet with portfolio managers for their assigned Invesco Funds and other members of management to review detailed information about investment performance and portfolio attributes of these funds. The Board took into account evaluations and reports that it received from the Investments Committee and Sub-Committees, as well as the information provided to such committees and the Board throughout the year, in considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts.

As part of the contract renewal process, the Board reviews and considers information provided in response to detailed requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees. The Board receives comparative investment performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and Broadridge Financial Solutions, Inc. (Broadridge), an independent mutual fund data provider. The Board also receives an independent written evaluation from the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel throughout the year, the independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and in prior years and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee. This information is current as of June 6, 2018.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s). The Board’s review included consideration of Invesco Advisers’ investment process oversight and structure, credit analysis and investment risk management. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds such as various back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance. The Board also reviewed and considered the benefits to shareholders of investing in a fund that is part of the Invesco family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in conducting an investment management business, as well as its commitment of financial and other resources to such business. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory.

B.	Fund Investment Performance

The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund investment performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2017 to the performance of funds in the Broadridge performance universe and against the Lipper Short Investment Grade Debt Funds Index. The Board noted that performance of Class A shares of the Fund was in the second quintile of its performance universe for the one and three year periods and the first quintile for the five year period (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was reasonably comparable to the performance of the Index for the one year period and above the performance of the Index for the three and five year periods. The Trustees also reviewed more recent Fund performance and this review did not change their conclusions.

C.	Advisory and Sub-Advisory Fees and Fund Expenses

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group. The Board noted that the contractual management fee rate for Class A shares of the Fund was below the median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” for

26                         Invesco Short Term Bond Fund

funds in the expense group may include both advisory and certain non-portfolio management administrative services fees, but that Broadridge does not provide information on a fund by fund basis as to what is included. The Board also reviewed the methodology used by Broadridge in providing expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group. The Board also considered comparative information regarding the Fund’s total expense ratio and its various components.

The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

The Board noted that Invesco Advisers and the Affiliated Sub-Advisers do not manage other similarly managed mutual funds or client accounts.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund. The Board also considered that the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size. The Board noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services. The Board considered the methodology used for calculating profitability and noted the periodic review of such methodology by an independent consultant. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds. The Board received information from Invesco Advisers demonstrating that Invesco Advisers and the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing administrative, transfer agency and distribution services to the Fund. The Board considered comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; and that the services are required for the operation of the Fund.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. Invesco Advisers noted that the Fund does not execute brokerage transactions through “soft dollar” arrangements to any significant degree.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds with respect to certain investments in the affiliated money market funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the amount of advisory fees received by Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds is fair and reasonable.

27                         Invesco Short Term Bond Fund

Explore High-Conviction Investing with Invesco

Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎	Fund reports and prospectuses
∎	Quarterly statements
∎	Daily confirmations
∎	Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q (or any successor Form). The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q (or any successor Form) on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q (or any successor Form) may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-05686 and 033-39519	Invesco Distributors, Inc.	STB-SAR-1	10122018 1111

ITEM 2.	CODE OF ETHICS.

Not required for a semi-annual report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

PricewaterhouseCoopers LLP (“PwC”) informed the Trust that it has identified an issue related to its independence under Rule 2-01(c)(1)(ii)(A) of Regulation S-X (referred to as the Loan Rule). The Loan Rule prohibits accounting firms, such as PricewaterhouseCoopers LLP, from being deemed independent if they have certain financial relationships with their audit clients or certain affiliates of those clients. The Trust is required under various securities laws to have its financial statements audited by an independent accounting firm.

The Loan Rule specifically provides that an accounting firm would not be independent if it or certain affiliates and covered persons receives a loan from a lender that is a record or beneficial owner of more than ten percent of an audit client’s equity securities (referred to as a “more than ten percent owner”). For purposes of the Loan Rule, audit clients include the Funds as well as all registered investment companies advised by the Adviser and its affiliates, including other subsidiaries of the Adviser’s parent company, Invesco Ltd. (collectively, the Invesco Fund Complex). PricewaterhouseCoopers LLP informed the Trust it and certain affiliates and covered persons have relationships with lenders who hold, as record owner, more than ten percent of the shares of certain funds within the Invesco Fund Complex, which may implicate the Loan Rule.

On June 20, 2016, the SEC Staff issued a “no-action” letter to another mutual fund complex (see Fidelity Management & Research Company et al., No-Action Letter) related to the audit independence issue described above. In that letter, the SEC confirmed that it would not recommend enforcement action against a fund that relied on audit services performed by an audit firm that was not in compliance with the Loan Rule in certain specified circumstances. In connection with prior independence determinations, PricewaterhouseCoopers LLP communicated, as contemplated by the no-action letter, that it believes that it remains objective and impartial and that a reasonable investor possessing all the facts would conclude that PricewaterhouseCoopers LLP is able to exhibit the requisite objectivity and impartiality to report on the Funds’ financial statements as the independent registered public accounting firm. PricewaterhouseCoopers LLP also represented that it has complied with PCAOB Rule 3526(b)(1) and (2), which are conditions to the Funds relying on the no action letter, and affirmed that it is an independent accountant within the meaning of PCAOB Rule 3520. Therefore, the Adviser, the Funds and PricewaterhouseCoopers LLP concluded that PricewaterhouseCoopers LLP could continue as the Funds’ independent registered public accounting firm. The Invesco Fund Complex relied upon the no-action letter in reaching this conclusion.

If in the future the independence of PricewaterhouseCoopers LLP is called into question under the Loan Rule by circumstances that are not addressed in the SEC’s no-action letter, the Funds will need to take other action in order for the Funds’ filings with the SEC containing financial statements to be deemed compliant with applicable securities laws. Such additional actions could result in additional costs, impair the ability of the Funds to issue new shares or have other material adverse effects on the Funds. The SEC no-action relief was initially set to expire 18 months from issuance but has been extended by the SEC without an expiration date, except that the no-action letter will be withdrawn upon the effectiveness of any amendments to the Loan Rule designed to address the concerns expressed in the letter.

PwC advised the Registrant’s Audit Committee that PwC had identified two matters for consideration under the SEC’s auditor independence rules. PwC stated that a PwC manager and a PwC Senior Manager each held financial interests in investment companies within the Invesco Fund complex that were inconsistent with the requirements of Rule 2-01(c)(1) of Regulation S-X.

PwC advised the Audit Committee that it believes its objectivity and impartiality had not been adversely affected by these matters as they related to the audit of the Registrant. In reaching this conclusion, PwC noted, among other things, that during the time of its audit, the engagement team was not aware of the investments, neither individual was in the chain of command of the audit or the audit partners of Invesco or the affiliate of the Registrant, the services each individual provided were not relied upon by the audit engagement team with respect to the audit of the affiliate of the Registrant and the investments were not material to the net worth of either individual or their immediate family members.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Investments in securities of unaffiliated issuers is included as part of the reports to stockholders filed under Item 1 of this Form.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

As of October 16, 2018, an evaluation was performed under the supervision and with the participation of the officers of the Registrant, including the PEO and PFO, to assess the effectiveness of the Registrant’s disclosure controls and procedures, as that term is defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”), as amended. Based on that evaluation, the Registrant’s officers, including the PEO and PFO, concluded that, as of October 16, 2018, the Registrant’s disclosure controls and procedures were reasonably designed to ensure: (1) that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission; and (2) that material information relating to the Registrant is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.

(b)

There have been no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13.	EXHIBITS.

13(a) (1)	Not applicable.

13(a) (2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

13(a) (3)	Not applicable.

13(a) (4)	Not applicable.

13(b)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:    AIM Investment Securities Funds (Invesco Investment Securities Funds)

By:	/s/ Sheri Morris
Sheri Morris
Principal Executive Officer

Date:	November 8, 2018

Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Sheri Morris
Sheri Morris
Principal Executive Officer

Date:	November 8, 2018

By:	/s/ Kelli Gallegos
Kelli Gallegos
Principal Financial Officer

Date:	November 8, 2018

EXHIBIT INDEX

13(a) (1)	Not applicable.

13(a) (2)	Certifications of principal executive officer and Principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

13(a) (3)	Not applicable.

13(a) (4)	Not applicable.